As filed with the Securities and Exchange Commission on June 22, 2026

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

JOHN HANCOCK COMVEST PRIVATE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

(Address of Principal Executive Offices)

(561) 727-2000

(Area Code and Telephone Number)

Michael Altschuler, Esq.

Comvest Credit Managers, LLC

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

(561) 727-2000

(Name and Address of Agent for Service)

Copies to:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. John Hancock Comvest Private Income Fund may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.

PRELIMINARY—SUBJECT TO COMPLETION—DATED JUNE 22, 2026

JOHN HANCOCK COMVEST PRIVATE INCOME FUND

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

[●], 2026

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “CVEST Special Meeting”) of John Hancock Comvest Private Income Fund, a Delaware statutory trust (“CVEST”), to be held on [●], 2026, at [●] [a.m.], Eastern Time, at the offices of CVEST, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401. Shareholders of record of CVEST at the close of business on [●], 2026 are entitled to notice of, and to vote at, the CVEST Special Meeting or any adjournment or postponement thereof.

The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the CVEST Special Meeting. At the CVEST Special Meeting, you will be asked to adopt the Agreement and Plan of Merger, dated as of June 22, 2026 (as may be amended from time to time, the “Merger Agreement”), by and among CVEST, Manulife Private Credit Fund, a Delaware statutory trust (“MPCF”), John Hancock Comvest Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of CVEST (“Merger Sub”), Comvest Credit Managers, LLC, a Delaware limited liability company and the external investment adviser to CVEST (the “CVEST Adviser”), and Manulife Investment Management Private Markets (US) LLC, a Delaware limited liability company (the “MPCF Adviser”, together with the CVEST Adviser, each an “Adviser” and collectively, the “Advisers”) and approve the transactions contemplated thereby, including the Mergers (as defined below) (such proposal collectively, the “CVEST Proposal”).

CVEST and MPCF are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into MPCF (the “Merger”), with MPCF continuing as the surviving company and as a wholly-owned subsidiary of CVEST. Immediately after the effectiveness of the Merger, MPCF will merge with and into CVEST (the “Second Merger” and, together with the Merger, the “Mergers”), with CVEST continuing as the surviving company. The closing of the Mergers is contingent upon (a) approval of the holders of common shares, par value $0.001 per share (“CVEST Common Shares”), of CVEST (“CVEST Shareholders”), (b) approval of the Merger by holders of common shares, par value $0.01 per share (“MPCF Common Shares”), of MPCF and (c) satisfaction or waiver of certain other closing conditions.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each MPCF Common Share issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of Class I CVEST Common Shares equal to the Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). The actual issuance and delivery of Class I CVEST Common Shares constituting the Merger Consideration will not occur until after the Final Determination Date after the closing of the Mergers, at which time the Exchange Ratio shall be finally determined in accordance with the Merger Agreement. All terms not defined herein shall have the same meanings ascribed to such terms in the Merger Agreement.

As of [●], 2026, the net asset value (“NAV”) of CVEST Common Shares was $[●] per share. As of [●], 2026, the NAV of MPCF Common Shares was $[●] per share. Based on the NAVs of CVEST and MPCF as of March 31, 2026, CVEST would issue approximately 0.82 Class I CVEST Common Shares for each MPCF Common Share outstanding.

Under the Merger Agreement, as promptly as practicable following the Closing, and in any event within twenty (20) calendar days following the Closing Date (or such later date as may be mutually agreed by CVEST and the MPCF Adviser) (the “Calculation Deadline”), each of CVEST and MPCF will deliver to the other a final calculation of its respective NAV as of the Determination Date, in each case calculated in good faith and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value, historically used in preparing such calculation. Based on such calculations, the parties will calculate the MPCF Per Share NAV and the CVEST Per Share NAV. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the

MPCF Per Share NAV divided by (ii) the CVEST Per Share NAV. Following delivery of such calculations, each party will review and, if agreed, confirm in writing its agreement to the Closing MPCF Net Asset Value and the Closing CVEST Net Asset Value. If both parties confirm their agreement on or prior to the date that is five (5) calendar days following the Calculation Deadline (the “Review Period”), such values will become final and binding as of the date of such confirmation (the “Final Determination Date”). If any dispute arises during the Review Period, the parties will negotiate in good faith to resolve such dispute as promptly as practicable.

Your vote is extremely important. The holders of a majority of the shares of CVEST issued and outstanding and entitled to vote must be present at the CVEST Special Meeting or represented by proxy to establish quorum. At the CVEST Special Meeting, CVEST Shareholders will be asked to vote on the CVEST Proposal. The affirmative vote by the holders of more than fifty percent (50%) of the outstanding CVEST Common Shares entitled to vote on the CVEST Proposal is required for approval of the CVEST Proposal. Abstentions and broker non-votes, if any, will have the same effect as votes “against” the CVEST Proposal.

After careful consideration, the Board of Trustees of CVEST (the “CVEST Board”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of CVEST, unanimously recommends that CVEST Shareholders approve the CVEST Proposal.

It is important that your shares be represented at the CVEST Special Meeting. Please follow the instructions on the enclosed proxy card and authorize a proxy to vote your shares by signing, dating and returning the enclosed proxy card. Voting by proxy does not deprive you of your right to participate in the CVEST Special Meeting.

This joint proxy statement/prospectus describes the CVEST Special Meeting, the Mergers and the documents related to the Mergers (including the Merger Agreement) and other related matters that CVEST Shareholders should review before voting on the CVEST Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 13 and as otherwise incorporated by reference in this joint proxy statement/prospectus, for a discussion of the risks relating to the Mergers, CVEST and MPCF. CVEST files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge, and shareholder inquiries can be made, by contacting CVEST at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 or by calling CVEST at (561) 727-2000 or on CVEST’s website at https://www.jhinvestments.com. The SEC also maintains a website at www.sec.gov that contains such information. Except for the documents incorporated by reference into this joint proxy statement/prospectus, information on CVEST’s website is not incorporated into or a part of this joint proxy statement/prospectus.

No matter how many or few shares of CVEST you own, your vote and participation are very important to us.

Sincerely yours,

/s/ Robert O’Sullivan
Robert O’Sullivan
Chief Executive Officer of CVEST

Neither the SEC nor any state securities commission has approved or disapproved of the CVEST Common Shares to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated [●], 2026 and is first being mailed or otherwise delivered to CVEST Shareholders on or about [●], 2026.

John Hancock Comvest Private Income Fund 360 S. Rosemary Avenue, Suite 1700 West Palm Beach, Florida 33401 (561) 727-2000	Manulife Private Credit Fund 200 Berkeley Street Boston, Massachusetts 02116 (617) 663-3000

JOHN HANCOCK COMVEST PRIVATE INCOME FUND

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401

[●], 2026, [●] [a.m.], Eastern Time

Dear Shareholder:

A Special Meeting of Shareholders (the “CVEST Special Meeting”) of John Hancock Comvest Private Income Fund, a Delaware statutory trust (“CVEST”), will be conducted on [●], 2026, at [●] [a.m.], Eastern Time at the offices of CVEST, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

At the CVEST Special Meeting, the holders of common shares, par value $0.001 per share (“CVEST Common Shares”), of CVEST (“CVEST Shareholders”) will consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of June 22, 2026 (as may be amended from time to time, the “Merger Agreement”), by and among CVEST, Manulife Private Credit Fund, a Delaware statutory trust (“MPCF”), John Hancock Comvest Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of CVEST (“Merger Sub”), Comvest Credit Managers, LLC, a Delaware limited liability company and the external investment adviser to CVEST (the “CVEST Adviser”), and Manulife Investment Management Private Markets (US) LLC, a Delaware limited liability company (the “MPCF Adviser”, together with the CVEST Adviser, each an “Adviser” and collectively, the “Advisers”), and approve the transactions contemplated thereby, including the Mergers (as defined below) (such proposal collectively, the “CVEST Proposal”).

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF CVEST (THE “CVEST BOARD”), INCLUDING A MAJORITY OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS” OF CVEST, UNANIMOUSLY RECOMMENDS THAT CVEST SHAREHOLDERS APPROVE THE CVEST PROPOSAL.

You have the right to receive notice of, and to vote at, the CVEST Special Meeting if you were a Shareholder of record of CVEST at the close of business on [●], 2026. A joint proxy statement/prospectus is attached to this Notice that describes the matters to be voted upon at the CVEST Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may authorize a proxy to vote your shares by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the CVEST Special Meeting (including how to attend, participate in and vote during the meeting) is included beginning on page [●] of the attached joint proxy statement/prospectus.

Whether or not you plan to participate in the CVEST Special Meeting, we encourage you to authorize a proxy to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the CVEST Special Meeting and your shares are held of record by a broker or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

We are not aware of any other business that may properly be brought before the CVEST Special Meeting and, pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the CVEST Special Meeting.

Thank you for your continued support of CVEST.

By order of the Board of Trustees,

/s/ Robert O’Sullivan
Robert O’Sullivan
Chairman of the Board of Trustees

[●], 2026

To ensure proper representation at the CVEST Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card. Even if you authorize a proxy to vote your shares prior to the CVEST Special Meeting, you still may participate in the CVEST Special Meeting.

MANULIFE PRIVATE CREDIT FUND

200 Berkeley Street

Boston, Massachusetts 02116

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

[●], 2026

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “MPCF Special Meeting”) of Manulife Private Credit Fund, a Delaware statutory trust (“MPCF”), to be held on [●], 2026, at [●] [a.m.], Eastern Time, at the offices of MPCF, 200 Berkeley Street, Boston, Massachusetts 02116. Shareholders of record of MPCF at the close of business on [●], 2026 are entitled to notice of, and to vote at, the MPCF Special Meeting or any adjournment or postponement thereof.

The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the MPCF Special Meeting. At the MPCF Special Meeting, you will be asked to approve the merger of Merger Sub (as defined below) with and into MPCF (the “Merger”), with MPCF continuing as the surviving company and as a wholly-owned subsidiary of John Hancock Comvest Private Income Fund, a Delaware statutory trust (“CVEST”), pursuant to the Agreement and Plan of Merger, dated as of June 22, 2026 (the “Merger Agreement”), by and among MPCF, CVEST, John Hancock Comvest Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of CVEST (“Merger Sub”), Comvest Credit Managers, LLC, a Delaware limited liability company and the external investment adviser to CVEST (the “CVEST Adviser”), and Manulife Investment Management Private Markets (US) LLC, a Delaware limited liability company (the “MPCF Adviser”, together with the CVEST Adviser, each an “Adviser” and collectively, the “Advisers”) (such proposal, the “MPCF Proposal”).

CVEST and MPCF are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into MPCF, with MPCF continuing as the surviving company and as a wholly-owned subsidiary of CVEST (the “Merger”). Immediately after the effectiveness of the Merger, MPCF will merge with and into CVEST (the “Second Merger” and, together with the Merger, the “Mergers”), with CVEST continuing as the surviving company. The closing of the Mergers is contingent upon (a) approval of the holders of common shares, par value $0.01 per share (“MPCF Common Shares”), of MPCF (“MPCF Shareholders”), (b) approval of the Merger by holders of common shares, par value $0.001 per share (“CVEST Common Shares”), of CVEST and (c) satisfaction or waiver of certain other closing conditions.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each MPCF Common Share issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of Class I CVEST Common Shares equal to the Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). The actual issuance and delivery of Class I CVEST Common Shares constituting the Merger Consideration will not occur until after the Final Determination Date after the closing of the Mergers, at which time the Exchange Ratio shall be finally determined in accordance with the Merger Agreement. All terms not defined herein shall have the same meanings ascribed to such terms in the Merger Agreement.

As of [●], 2026, the net asset value (“NAV”) of CVEST Common Shares was $[●] per share. As of [●], 2026, the NAV of MPCF Common Shares was $[●] per share. Based on the NAVs of CVEST and MPCF as of March 31, 2026, CVEST would issue approximately 0.82 Class I CVEST Common Shares for each MPCF Common Share outstanding.

Under the Merger Agreement, as promptly as practicable following the Closing, and in any event within twenty (20) calendar days following the Closing Date (or such later date as may be mutually agreed by CVEST and the MPCF Adviser) (the “Calculation Deadline”), each of CVEST and MPCF will deliver to the other a final calculation of its respective NAV as of the Determination Date, in each case calculated in good faith and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value, historically used in preparing such calculation. Based on such calculations, the parties will calculate the MPCF Per Share NAV and the CVEST Per Share NAV. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the MPCF Per Share NAV divided by (ii) the CVEST Per Share NAV. Following delivery of such calculations, each party will review and, if agreed, confirm in writing its agreement to the Closing MPCF Net Asset Value and the Closing CVEST Net Asset Value. If both parties confirm their agreement on or prior to the date that is five (5) calendar days following the Calculation Deadline (the “Review Period”), such values will become final and binding as of the date of such confirmation (the “Final Determination Date”). If any dispute arises during the Review Period, the parties will negotiate in good faith to resolve such dispute as promptly as practicable.

Your vote is extremely important. To conduct business at the MPCF Shareholder Meeting, one-quarter (1/4) of the MPCF Common Shares entitled to vote at the MPCF Special Meeting must be present, in person or represented by proxy to establish a quorum. At the MPCF Special Meeting, you will be asked to vote on the MPCF Proposal. The approval of the MPCF Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of MPCF. Under the Investment Company Act of 1940, as amended (“1940 Act”), a “majority of the outstanding voting securities” of MPCF is the lesser of: (1) 67% of the MPCF Common Shares at the MPCF Special Meeting if the holders of more than 50% of the MPCF Common Shares are present or represented by proxy, or (2) more than 50% of the MPCF Common Shares. Abstentions and broker non-votes, if any, will have the same effect as votes “against” the MPCF Proposal. After careful consideration, the Board of Trustees of MPCF (the “MPCF Board”), including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of MPCF, unanimously recommends that MPCF Shareholders approve the MPCF Proposal.

It is important that your shares be represented at the MPCF Special Meeting. Please follow the instructions on the enclosed proxy card and authorize a proxy to vote your shares by signing, dating and returning the enclosed proxy card. Voting by proxy does not deprive you of your right to participate in the MPCF Special Meeting.

This joint proxy statement/prospectus describes the MPCF Special Meeting, the Mergers, and the documents related to the Mergers (including the Merger Agreement) that MPCF Shareholders should review before voting on the MPCF Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 13 and as otherwise incorporated by reference in this joint proxy statement/prospectus, for a discussion of the risks relating to the Mergers, MPCF and CVEST. MPCF files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge, and shareholder inquiries can be made, by contacting MPCF at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling MPCF at (617) 663-3000. The SEC also maintains a website at www.sec.gov that contains such information.

No matter how many or few shares of MPCF you own, your vote and participation are very important to us.

Sincerely yours,

/s/ Ian Roke
Ian Roke
Chief Executive Officer and President of MPCF

Neither the SEC nor any state securities commission has approved or disapproved of the CVEST Common Shares to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated [●], 2026 and is first being mailed or otherwise delivered to MPCF Shareholders on or about [●], 2026.

John Hancock Comvest Private Income Fund 360 S. Rosemary Avenue, Suite 1700 West Palm Beach, Florida 33401 (561) 727-2000	Manulife Private Credit Fund 200 Berkeley Street Boston, Massachusetts 02116 (617) 663-3000

MANULIFE PRIVATE CREDIT FUND

200 Berkeley Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

200 Berkeley Street, Boston, Massachusetts 02116

[●], 2026, at [●] [a.m.], Eastern Time

Dear Shareholder:

A Special Meeting of Shareholders (the “MPCF Special Meeting”) of Manulife Private Credit Fund, a Delaware statutory trust (“MPCF”), will be conducted on [●], 2026, at [●] [a.m.], Eastern Time at the offices of MPCF, 200 Berkeley Street, Boston, Massachusetts 02116.

At the MPCF Special Meeting, holders of common shares, par value $0.01 per share, of MPCF (“MPCF Shareholders”) will consider and vote on a proposal to approve the merger of Merger Sub (as defined below) with and into MPCF (the “Merger”) with MPCF continuing as the surviving company and as a wholly-owned subsidiary of John Hancock Comvest Private Income Fund, a Delaware statutory trust (“CVEST”), pursuant to the Agreement and Plan of Merger, dated as of June 22, 2026 (as may be amended from time to time, the “Merger Agreement”), by and among MPCF, CVEST, John Hancock Comvest Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of CVEST (“Merger Sub”), Comvest Credit Managers, LLC, a Delaware limited liability company and the external investment adviser to CVEST (the “CVEST Adviser”), and Manulife Investment Management Private Markets (US) LLC, a Delaware limited liability company (the “MPCF Adviser”, together with the CVEST Adviser, each an “Adviser” and collectively, the “Advisers”) (such proposal collectively, the “MPCF Proposal”).

MPCF is proposing a combination of CVEST and MPCF by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into MPCF, with MPCF continuing as the surviving company and as a wholly-owned subsidiary of CVEST (the “Merger”). Immediately after the effectiveness of the Merger, MPCF will merge with and into CVEST (the “Second Merger” and, together with the Merger, the “Mergers”), with CVEST continuing as the surviving company.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF MPCF (THE “MPCF BOARD”), INCLUDING A MAJORITY OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS” (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“1940 ACT”) OF MPCF, UNANIMOUSLY RECOMMENDS THAT MPCF SHAREHOLDERS APPROVE THE MPCF PROPOSAL.

You have the right to receive notice of, and to vote at, the MPCF Special Meeting if you were a Shareholder of record of MPCF at the close of business on [●], 2026. A joint proxy statement/prospectus is attached to this Notice that describes the matters to be voted upon at the MPCF Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may authorize a proxy to vote your shares by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the MPCF Special Meeting (including how to attend, participate in and vote during the meeting) is included beginning on page [●] of the attached joint proxy statement/prospectus.

Whether or not you plan to participate in the MPCF Special Meeting, we encourage you to authorize a proxy to vote your shares by following the instructions on the enclosed proxy card.

We are not aware of any other business that may properly be brought before the MPCF Special Meeting and, pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the MPCF Special Meeting.

Thank you for your continued support of MPCF.

By order of the Board of Trustees,

/s/ Christopher Sechler
Christopher Sechler
Secretary and Chief Legal Officer

[●], 2026

To ensure proper representation at the MPCF Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares by signing, dating and returning the enclosed proxy card. Even if you authorize a proxy to vote your shares prior to the MPCF Special Meeting, you still may participate in the MPCF Special Meeting.

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ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by John Hancock Comvest Private Income Fund, a Delaware statutory trust (“CVEST”), (File No. 333-[●]), constitutes a prospectus of CVEST under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of beneficial interest, par value $0.001 per share, of CVEST (“CVEST Common Shares”) to be issued to holders of the shares of beneficial interest, par value $0.01 per share (“MPCF Common Shares”), of Manulife Private Credit Fund (“MPCF Shareholders”), a Delaware statutory trust (“MPCF”), pursuant to the Agreement and Plan of Merger, dated as of June 22, 2026, by and among CVEST, MPCF, John Hancock Comvest Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of CVEST (“Merger Sub”), Comvest Credit Managers, LLC, a Delaware limited liability company and the external investment adviser to CVEST (the “CVEST Adviser”), and Manulife Investment Management Private Markets (US) LLC, a Delaware limited liability company (the “MPCF Adviser”, together with the CVEST Adviser, each an “Adviser” and collectively, the “Advisers”) (as may be amended from time to time, the “Merger Agreement”).

This document also constitutes a joint proxy statement of CVEST and MPCF under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) the Special Meeting of holders of CVEST Common Shares (“CVEST Shareholders,”) (the “CVEST Special Meeting”), at which CVEST Shareholders will be asked to vote upon the CVEST Proposal (as defined below); and (2) the Special Meeting of MPCF Shareholders (the “MPCF Special Meeting”), at which MPCF Shareholders will be asked to vote upon the MPCF Proposal (as defined below).

You should rely only on the information contained in this joint proxy statement/prospectus, including in determining how to vote the common shares of CVEST or MPCF, as applicable. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [●], 2026. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither any mailing of this joint proxy statement/prospectus to CVEST Shareholders or MPCF Shareholders nor the issuance of CVEST Common Shares in connection with the Mergers (as defined below) will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding CVEST has been provided by CVEST and information contained in this joint proxy statement/prospectus regarding MPCF has been provided by MPCF.

SUMMARY OF THE MERGERS

This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Mergers. In particular, you should read the annex attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Mergers. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page [●].

The Parties to the Mergers

John Hancock Comvest Private Income Fund

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

(561) 727-2000

CVEST was initially formed under the name Comvest Credit Partners BDC Fund, L.P. as a limited partnership on June 28, 2023 under the laws of the State of Delaware. CVEST changed its name to AMG Comvest Senior Lending Fund on October 23, 2023. On October 24, 2023, CVEST converted to a Delaware statutory trust and elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 6, 2025, CVEST changed its name to John Hancock Comvest Private Income Fund. CVEST has also elected to be treated, and intends to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). CVEST commenced operations on September 29, 2023 and commenced investment operations on October 18, 2023.

CVEST is a BDC that is externally managed by Comvest Credit Managers, LLC (the “CVEST Adviser”), an affiliate of Comvest Capital Advisors, LLC, Comvest Credit Advisors LLC, and Manulife Financial Corporation (collectively with their affiliates, “Manulife | Comvest Credit Partners”), that seeks to target investments primarily structured as senior secured credit facilities and, to a lesser extent, junior credit facilities.

CVEST’s investment objective is to generate current income and capital appreciation. CVEST’s primary focus is to provide risk-adjusted returns and current income to investors by investing primarily in middle market companies with annual earnings generally between $10 million and $100 million before earnings, interest, taxes, depreciation and amortization (“EBITDA”) within a wide range of industries, although CVEST intends to focus on industries in which the CVEST Adviser and its affiliates have investing experience and access to operating resources, including but not limited to healthcare, financial services, business & technology services, industrials, consumer products, and franchisors/retail. CVEST may from time to time invest in smaller or larger companies if the opportunity presents attractive investment characteristics and risk-adjusted returns.

John Hancock Comvest Merger Sub

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

(561) 727-2000

John Hancock Comvest Merger Sub, LLC is a Delaware limited liability company and a newly formed wholly-owned direct subsidiary of CVEST (“Merger Sub”). Merger Sub was formed in connection with and for the sole purpose of the Mergers.

Manulife Private Credit Fund

200 Berkeley Street

Boston, Massachusetts 02116

(617) 663-3000

MPCF was formed on February 8, 2023, as a Delaware statutory trust, and commenced operations on July 17, 2023. MPCF is an externally managed, diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, MPCF has elected to be treated as a RIC under Subchapter M of the Code and intends to maintain its qualification as a RIC annually thereafter.

MPCF is a non-exchange traded, perpetual-life BDC, meaning MPCF’s Common Shares are not listed for trading on a stock exchange or other securities market.

MPCF is externally managed by Manulife Investment Management Private Markets (US) LLC (the “MPCF Adviser”), an indirect wholly-owned subsidiary of Manulife Financial Corporation. Effective March 1, 2026, Comvest Credit Advisors, LLC (the “MPCF Subadvisor”) serves as a sub-adviser to MPCF. The Subadvisor manages the investment and reinvestment of the assets of MPCF, subject to the supervision of the MPCF Board of Trustees and the MPCF Adviser.

MPCF’s investment objectives are to maximize the total return to its shareholders in the form of current income and, to a lesser extent, capital appreciation. MPCF invests primarily in the debt of private middle-market U.S. companies with a focus on directly originated first and second lien loans (including delayed draw term loans and revolving credit facilities) typically created by a club of lenders, as well as related equity investments in companies in which loans have been made by MPCF to middle-market companies. The club of lenders is generally a small group of investment firms.

Comvest Credit Managers, LLC

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

(561) 727-2000

The CVEST Adviser is a Delaware limited liability company that is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The CVEST Adviser is an affiliate of Manulife | Comvest Credit Partners. The CVEST Adviser manages, subject to the overall supervision of the CVEST Board, CVEST’s day-to-day operations and provides CVEST with investment advisory and management services pursuant to the Investment Management Agreement between the CVEST Adviser and CVEST (“CVEST Advisory Agreement”).

The CVEST Adviser has entered into a Resource Sharing Agreement with an affiliate, pursuant to which Manulife | Comvest Credit Partners provides the CVEST Adviser with experienced investment professionals and access to the resources of Manulife | Comvest Credit Partners so as to enable the CVEST Adviser to fulfill its obligations under the CVEST Advisory Agreement. Through the Resource Sharing Agreement, the CVEST Adviser intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Manulife | Comvest Credit Partners’ investment professionals. The Resource Sharing Agreement may be terminated by either party on 60 days’ notice, which if terminated may have a material adverse consequence on CVEST’s operations.

CVEST’s Investment Committee is currently comprised of Michael Falk, Jason Gelberd, Tom Goila, Lee Landrum, Robert O’Sullivan, Greg Reynolds, and Cecilio Rodriguez. The day-to-day activities of CVEST are overseen by the CVEST Adviser’s Investment Team, each member of which is an officer, partner or employee of the CVEST Adviser or its affiliate. The Investment Team includes individuals with substantial lending and risk management experience. The Adviser may change the composition of the Investment Committee and the Investment Team at any time, and the CVEST Adviser may add additional senior Investment Team members to the Investment Committee over time.

Merger Structure

The Mergers will result in the combination of CVEST and MPCF with CVEST as the surviving company. The proposed reorganization will occur through the consummation of the Mergers. Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into MPCF. MPCF will be the surviving company and will continue its existence as a statutory trust under the laws of the State of Delaware. As of the Effective Time, the separate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, the surviving company will merge with and into CVEST with CVEST continuing as the surviving company.

The following is a graphical representation of the structure of the Mergers:

Current Structure

CVEST Shareholders
MPCF Shareholders
CVEST
MPCF
100%
Merger Sub

First Merger

CVEST Shareholders
MPCF Shareholders
*Each Common Share of MPCF will be converted into the right to receive the number of Common Shares of CVEST with a NAV per Common Share of MPCF as of the Determination Date.
Merger Consideration*
Each Common Share of Merger Sub will be converted into Common Shares of MPCF so MPCF becomes wholly owned by CVEST.
CVEST
MPCF
100%
Merger Sub merges with and into MPCF, with MPCF surviving.
Merger Sub

Second Merger

CVEST Shareholders
Prior MPCF Shareholders
CVEST
100%
MPCF
MPCF merges with and into CVEST, with CVEST surviving and the shares of MPCF cancelled.

Post-Mergers

Based on the number of CVEST Common Shares issued and outstanding and the NAVs of CVEST and MPCF as of March 31, 2026, CVEST would issue approximately 0.82 Class I CVEST Common Shares for each MPCF Common Share outstanding, resulting in pro forma ownership of 73% for current CVEST Shareholders and 27% for current MPCF Shareholders. Following the Mergers, the CVEST Adviser will continue to be the investment adviser to CVEST.

The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus. CVEST and MPCF encourage their respective shareholders to read the Merger Agreement carefully and in its entirety, as it is the legal document governing the Mergers.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each MPCF Common Share issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of Class I CVEST Common Shares equal to the Exchange Ratio (cash will be paid in lieu of fractional shares) (the “Merger Consideration”), in all cases without interest. The actual issuance and delivery of Class I CVEST Common Shares constituting the Merger Consideration will not occur until after the Final Determination Date after the closing of the Mergers, at which time the Exchange Ratio shall be finally determined in accordance with the Merger Agreement. All terms not defined herein shall have the same meanings ascribed to such terms in the Merger Agreement.

Under the Merger Agreement, as promptly as practicable following the Closing, and in any event within twenty (20) calendar days following the Closing Date (or such later date as may be mutually agreed by CVEST and the MPCF Adviser) (the “Calculation Deadline”), each of CVEST and MPCF will deliver to the other a final calculation of its respective NAV as of the Determination Date, in each case calculated in good faith and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value, historically used in preparing such calculation. Based on such calculations, the parties will calculate the MPCF Per Share NAV and the CVEST Per Share NAV. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the MPCF Per Share NAV divided by (ii) the CVEST Per Share NAV. Following delivery of such calculations, each party will review and, if agreed, confirm in writing its agreement to the Closing MPCF Net Asset Value and the Closing CVEST Net Asset Value. If both parties confirm their agreement on or prior to the date that is five (5) calendar days following the Calculation Deadline (the “Review Period”), such values will become final and binding as of the date of such confirmation (the “Final Determination Date”). If any dispute arises during the Review Period, the parties will negotiate in good faith to resolve such dispute as promptly as practicable.

Closing is contingent upon (i) CVEST Shareholder approval of the CVEST Proposal, (ii) MPCF Shareholder approval of the MPCF Proposal and (iii) satisfaction or waiver of certain other closing conditions.

Market Price of Securities

There is currently no market for MPCF Common Shares and CVEST Common Shares, and MPCF and CVEST do not expect that a market for their shares will develop in the future. MPCF and CVEST are prohibited under the 1940 Act from selling their Common Shares at an offering price, after deducting selling commissions and dealer manager fees, that is below their respective NAV per share unless shareholder approval is obtained. In connection with any issuance of MPCF Common Shares and CVEST Common Shares, the MPCF Board and the CVEST Board or their respective committees thereof will review the then current offering price per share against the current estimated NAV per share to ensure that MPCF and CVEST were not selling MPCF Common Shares and CVEST Common Shares at a price which, after deducting selling commissions and dealer manager fees, was below their respective NAV per share.

The following table presents the most recently determined NAV per Class I Common Share of CVEST and the most recently determined NAV per Common Share of MPCF.

	CVEST Common Shares			MPCF Common Shares
NAV per Share as of [●], 2026	$	[	●]	$	[	●]

CVEST Common Shares	MPCF Common Shares

Risks Relating to the Mergers

The Mergers and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. CVEST Shareholders and MPCF Shareholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective special meeting.

•	Most CVEST Shareholders and MPCF Shareholders will experience a reduction in percentage ownership and voting power in the combined fund as a result of the Mergers.

•	CVEST may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

•

Termination of the Merger Agreement could negatively impact CVEST and MPCF because (1) CVEST and MPCF may have been negatively impacted by the failure to pursue other opportunities due to a focus on the Mergers, (2) CVEST or MPCF may not find a third-party willing to consummate a transaction on the same or superior terms and any such transaction may not result in benefits comparable to those anticipated in connection with the Mergers, and (3) CVEST and MPCF will not realize the benefits of the Mergers anticipated by the CVEST Adviser and the MPCF Adviser.

•	The Merger Agreement limits the ability of CVEST and MPCF to pursue alternatives to the Mergers.

•

The Mergers are subject to closing conditions, including shareholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the business and operations of CVEST and MPCF.

•	CVEST and MPCF may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting shareholder approval.

•	CVEST and MPCF will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

•	Litigation filed against CVEST and MPCF in connection with the Mergers could result in substantial costs and could delay or prevent the Mergers from being completed.

•

The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of CVEST and MPCF or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined fund.

•	The CVEST Common Shares to be received by MPCF Shareholders as a result of the Mergers will have different rights associated with them than MPCF Common Shares currently held by them.

•

Because the MPCF Per Share NAV and CVEST Per Share NAV will not be determined until after the Closing, MPCF Shareholders cannot be sure of the exact amount of CVEST Common Shares they will receive until the Final Determination Date.

See the section captioned “Risk Factors—Risks Relating to the Mergers” beginning on page [●] for a more detailed discussion of these risks.

U.S. Federal Income Tax Consequences of the Mergers

The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to the obligations of each of MPCF and of CVEST to consummate the Mergers that MPCF and CVEST, respectively, has received a written opinion from Dechert LLP, outside legal counsel to CVEST, in each case dated as of the Closing Date and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Mergers qualify as a reorganization for U.S. federal income tax purposes, MPCF Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of MPCF Common Shares for Class I CVEST Common Shares pursuant to the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional common shares of CVEST.

MPCF Shareholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations—Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. MPCF Shareholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Special Meeting of CVEST Shareholders

CVEST plans to hold the CVEST Special Meeting on [●], 2026, at [●] [a.m.], Eastern Time, at the offices of CVEST, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401. At the CVEST Special Meeting, CVEST Shareholders will be asked to approve the CVEST Proposal.

A CVEST Shareholder can vote at the CVEST Special Meeting if such shareholder owned CVEST Common Shares at the close of business on the CVEST Record Date. As of that date, there were [●] common shares of CVEST issued and outstanding and entitled to vote. Approximately [●] of such total outstanding shares, or approximately [●]%, were owned beneficially or of record by trustees and executive officers of CVEST.

Special Meeting of MPCF Shareholders

MPCF plans to hold the MPCF Special Meeting on [●], 2026, at [●] [a.m.], Eastern Time, at the offices of MPCF, 200 Berkeley Street, Boston, Massachusetts 02116. At the MPCF Special Meeting, MPCF Shareholders will be asked to approve the MPCF Proposal.

A MPCF Shareholder can vote at the MPCF Special Meeting if such shareholder owned MPCF Common Shares at the close of business on the MPCF Record Date. As of that date, there were [●] common shares of MPCF outstanding and entitled to vote. The trustees and executive officers of MPCF owned zero MPCF Common Shares as of the MPCF Record Date.

CVEST Board Recommendation

After careful consideration, the CVEST Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of CVEST, unanimously recommends that CVEST Shareholders approve the CVEST Proposal.

MPCF Board Recommendation

After careful consideration, the MPCF Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of MPCF, unanimously recommends that MPCF Shareholders approve the MPCF Proposal.

Vote Required—CVEST

Each CVEST Common Share held on the CVEST Record Date has one vote on each matter to be considered at the CVEST Special Meeting or any adjournment or postponement thereof.

The CVEST Proposal

The affirmative vote by the holders of more than fifty percent (50%) of the outstanding CVEST Common Shares entitled to vote on the CVEST Proposal is required for approval of the CVEST Proposal. Abstentions and broker non-votes, if any, will have the same effect as votes “against” the CVEST Proposal.

Vote Required—MPCF

Each MPCF Common Share held on the MPCF Record Date has one vote on each matter to be considered at the MPCF Special Meeting or any adjournment or postponement thereof.

The MPCF Proposal

The approval of the MPCF Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of MPCF. Under the 1940 Act, a “majority of the outstanding voting securities” of MPCF is the lesser of: (1) 67% of the MPCF Common Shares at the MPCF Special Meeting if the holders of more than 50% of the MPCF Common Shares are present or represented by proxy, or (2) more than 50% of the MPCF Common Shares. Abstentions and broker non-votes, if any, will have the same effect as votes “against” the MPCF Proposal.

Completion of the Mergers

As more fully described elsewhere in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Mergers depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the Merger Agreement—Conditions to Closing the Mergers.” While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, CVEST and MPCF are working to complete the Mergers in the second half of 2026. It is currently expected that the Mergers will be completed promptly following receipt of the required shareholder approvals at the CVEST Special Meeting and the MPCF Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Termination of the Merger

The Merger Agreement contains certain termination rights for CVEST and MPCF, each of which is discussed below in “Description of the Merger Agreement—Termination of the Merger Agreement.”

Management of the Combined Company

Subject to applicable law, the trustees of CVEST immediately prior to the Mergers will remain the trustees of CVEST, following the Mergers, and will hold office until their respective successors are duly elected and qualify, or their earlier death or incapacity, resignation or removal.

Subject to applicable law, the officers of CVEST immediately prior to the Mergers will remain the officers of CVEST and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Mergers, the CVEST Adviser will continue to be the investment adviser to CVEST.

Comparison of Investment Objectives and Policies

CVEST’s and MPCF’s investment objectives and investment policies are substantially similar. A comparison of CVEST’s and MPCF’s investment objectives and certain investment policies is set forth in the table below:

	CVEST	MPCF
Investment Objective	Generate current income and capital appreciation.	Maximize the total return to shareholders in the form of current income and, to a lesser extent, capital appreciation.

80% Policy	At least 80% of total assets (net assets plus borrowings for investment purposes) in senior private credit investments, including, but not limited to, first lien senior secured and unitranche loans, notes, bonds and other corporate debt securities, bridge loans, assignments, participations, total return swaps and other derivatives.	At least 80% of total assets (net assets plus borrowings for investment purposes) in senior loans. Senior loans include directly originated first and second lien loans (including delayed draw term loans and revolving credit facilities) typically created by a club of lenders.

Debt Securities	Primarily privately negotiated senior secured term loans in established North American middle market companies, and in select situations, companies in special situations. Strategy also includes an allocation to more liquid credit investments such as CLOs, broadly syndicated loans and corporate bonds. May also make opportunistic investments in mezzanine debt, PIK notes,	Primarily senior loans of private middle-market U.S. companies. Generally the term “middle- market” refers to companies with approximately $5 million to $100 million of EBITDA. May also invest in subordinated debt obligations and ancillary liquid assets.

	CVEST	MPCF
convertible debt and other unsecured debt instruments, debtor-in-possession financings and equity in loan portfolios.

Non-U.S. Securities	May invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act.	Same.

Credit Ratings	Intends to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated.	Will only invest in loans and commitments that are determined to be below investment-grade or that would be rated below investment grade if they were rated.

Industry Concentration	Broad range of industries targeted.	Same.

Diversification	Diversified.	Same.

Leverage	May issue debt securities and preferred shares, and borrow money from banks or other financial institutions. As of December 31, 2025, the asset coverage ratio was 197.52%.	May issue debt securities and preferred shares, and borrow money from banks or other financial institutions. As of December 31, 2025, the asset coverage ratio was 221%.

Liquidity of Common Shares	There is currently no public market for CVEST’s shares, and a market for CVEST’s shares is not expected to develop. Subject to the Board’s discretion, CVEST has commenced a share repurchase program where it conducts quarterly repurchase offers to allow shareholders to tender their shares. CVEST intends to limit the number of shares to be repurchased to no more than 5% of its outstanding shares as of the last day of the immediately preceding quarter. In the event the number of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied requests must be resubmitted in the next quarterly tender offer.	There is currently no public market for MPCF’s shares, and a market for MPCF’s shares will never develop. MPCF’s shares are not registered under the Securities Act, or any state securities law and is restricted as to transfer by law and the terms of the charter. Shareholders generally may not sell, assign or transfer shares without prior written consent of the MPCF Adviser, which the MPCF Adviser may grant or withhold in its sole discretion.

Reasons for the Mergers

CVEST

CVEST Shareholders may benefit from the Mergers for the following reasons, among others:

Improved Scale. The combined portfolio is expected to comprise approximately $1.3 billion in total assets across approximately 161 portfolio companies, with substantial exposure to first-lien senior secured positions and minimal payment-in-kind income and non-accrual exposure.

Acquiring High-Quality, Performing Private Credit Portfolio. MPCF assets will be acquired at the latest independently appraised fair value, based on a third-party valuation conducted by the same valuation agent utilized by CVEST. In addition, the CVEST Adviser has completed a full due diligence review of each MPCF asset to ensure alignment with the CVEST Adviser’s underwriting standards, internal risk-rating framework, and overall portfolio fit.

Enhances Shareholder Value and Diversification. Pro forma analysis by the CVEST Adviser indicates that the Mergers are accretive to CVEST Shareholders relative to a standalone path. CVEST Shareholders will gain access to high-quality loan assets sourced through the MPCF Adviser’s established relationships with top-tier sponsors that would otherwise be unavailable to CVEST, thereby broadening the loan origination access and enhancing portfolio diversification. The CVEST Adviser has reviewed the proposed structure of the Mergers and confirms that the interests of the CVEST Shareholders will not be diluted.

Positions the Combined Fund for Distribution Success. The larger asset size resulting from the Mergers is expected to enhance distribution across institutional, retail, and retirement channels and support the long-term commercial success of CVEST. Post-Merger total assets are expected to exceed $1.0 billion, reaching approximately $1.4 billion at target leverage.

Enables Further Expense Efficiency. Greater scale may lower CVEST’s costs, including the cost of debt, due to the diffusion of such costs over a larger asset base and enable access to a wider array of financing solutions at more favorable terms over time.

MPCF

In addition to CVEST’s Reasons for the Mergers above, certain of which are also beneficial to MPCF Shareholders, MPCF Shareholders may benefit from the Mergers for the following reasons, among others:

Improved Risk-Adjusted Return Profile. Access to a higher-performing portfolio, as CVEST’s historical performance exceeds that of MPCF, enhancing expected risk—adjusted returns post-transaction.

Broader Portfolio Diversification. Expanded private credit exposure beyond sponsor-backed lending, including non-sponsor strategies to which MPCF has historically had limited exposure.

Significantly Enhanced Distribution Capabilities. CVEST’s public offering of CVEST Common Shares is registered under the Securities Act and in all 50 U.S. states. MPCF’s private offering of MPCF Common Shares is not registered under the Securities Act. Therefore, if the Mergers are approved, MPCF Shareholders will gain access to CVEST’s Securities Act registration and blue-sky registration in all 50 U.S. states, enabling broader U.S. retail distribution alongside institutional channels and materially expanding the potential shareholder base relative to MPCF’s current private-placement-only distribution model.

CVEST Shareholders and MPCF Shareholders Do Not Have Appraisal Rights

Neither the CVEST Shareholders nor the MPCF Shareholders will be entitled to exercise appraisal rights in connection with the Mergers under the laws of the State of Delaware.

RISK FACTORS

In addition to the other information included in this document, shareholders should carefully consider the risks described below in determining whether to approve in the case of CVEST Shareholders, the CVEST Proposal, and in the case of MPCF Shareholders, the MPCF Proposal. The information in “Item 1A. Risk Factors” in Part I of CVEST’s Annual Report on Form 10-K (file no. 814-01669) for the fiscal year ended December 31, 2025 and in “Item 1A. Risk Factors” in Part II of CVEST’s Quarterly Report on Form 10-Q (file no.  814-01669) for the quarter ended March 31, 2026 is incorporated herein by reference for general risks related to CVEST. The information in “Item 1A. Risk Factors” in Part I of MPCF’s Annual Report on Form 10-K (file no. 814-01664) for the fiscal year ended December 31, 2025 and in “Item 1A. Risk Factors” in Part II of MPCF’s Quarterly Report on Form 10-Q (file no. 814-01664) for the quarter ended March 31, 2026 is incorporated herein by reference for general risks related to MPCF. The occurrence of any of these risks could materially and adversely affect the business, prospects, financial condition, results of operations and cash flow of CVEST and MPCF and, following the Mergers, the combined fund and might cause you to lose all or part of your investment. The risks, as set out below and incorporated by reference herein, are not the only risks CVEST and MPCF and, following the Mergers, the combined fund face, and there may be additional risks that CVEST and MPCF do not presently know of or that they currently consider not likely to have a significant impact. New risks may emerge at any time and CVEST and MPCF cannot predict such risks or estimate the extent to which they may affect the business or financial performance of CVEST and MPCF and, following the Mergers, the combined fund. See also “Incorporation by Reference for CVEST,” “Incorporation by Reference for MPCF” and “Where You Can Find More Information” in this joint proxy statement/prospectus.

Comparison of Risks of CVEST and MPCF

As both CVEST and MPCF have similar investment strategies of investing predominantly in senior secured loans of middle-market companies, the principal investment risks of CVEST and MPCF are substantially similar.

Risks Relating to the Mergers

Most CVEST Shareholders and MPCF Shareholders will experience a reduction in percentage ownership and voting power in the combined fund as a result of the Mergers.

CVEST Shareholders will experience a reduction in their percentage ownership interests and effective voting power in respect of the combined fund relative to their percentage ownership interests in CVEST prior to the Mergers unless they hold a comparable or greater percentage ownership in MPCF. Consequently, CVEST Shareholders should generally expect to exercise less influence over the management and policies of the combined fund following the Mergers than they currently exercise over the management and policies of CVEST. MPCF Shareholders will experience a substantial reduction in their percentage ownership interests and effective voting power in respect of the combined fund relative to their percentage ownership interests in MPCF prior to the Mergers unless they hold a comparable or greater percentage ownership in CVEST. Consequently, MPCF Shareholders should generally expect to exercise less influence over the management and policies of the combined fund following the Mergers than they currently exercise over the management and policies of MPCF. In addition, prior to completion of the Mergers, subject to certain restrictions in the Merger Agreement and certain restrictions under the 1940 Act for issuances at prices below the then-current NAV per Common Share of CVEST, CVEST and MPCF may issue additional CVEST Common Shares and MPCF Common Shares, respectively, which would further reduce the percentage ownership of the combined fund to be held by current CVEST Shareholders and MPCF Shareholders.

CVEST may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of MPCF’s investment portfolio with CVEST’s investment portfolio and the integration of MPCF’s business with CVEST’s business. Though the CVEST Adviser believes it can integrate CVEST and MPCF given the significant overlap in investment portfolios, operations and governance structure, there can be no assurance that MPCF’s investment portfolio or business can be operated profitably or integrated successfully into CVEST’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined fund and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of MPCF’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined fund.

CVEST also expects to achieve certain synergies and cost savings from the Mergers when the two companies have fully integrated their portfolios. It is possible that the estimates of these synergies and potential cost savings could ultimately be incorrect. The cost savings estimates also assume CVEST will be able to combine its operations and MPCF’s operations in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if CVEST is not able to successfully combine MPCF’s investment portfolio or business with its operations, the anticipated synergies and cost savings may not be fully realized or realized at all or may take longer to realize than expected.

The termination of the Merger Agreement could negatively impact CVEST and MPCF.

If the Merger Agreement is terminated, there may be various consequences, including:

•

the businesses of CVEST and MPCF may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers;

•	MPCF may not be able to find a party willing to pay an equivalent or more attractive consideration than the consideration contemplated in the Merger Agreement; and

•	CVEST and MPCF will not realize the anticipated benefits of the Mergers described under “The Mergers—Reasons for the Mergers.”

The Mergers are subject to closing conditions, including shareholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the business and operations of CVEST and MPCF.

The Mergers are subject to closing conditions, including certain approvals of CVEST Shareholders and MPCF Shareholders that, if not satisfied, will prevent the Mergers from being completed. The closing condition that MPCF Shareholders approve the MPCF Proposal may not be waived under applicable law and must be satisfied for the Mergers to be completed. If MPCF Shareholders do not approve the Mergers and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on CVEST’s and MPCF’s respective businesses and operations. If CVEST Shareholders do not approve the CVEST Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on CVEST’s and MPCF’s respective businesses and operations. In addition to the required approvals of CVEST Shareholders and MPCF Shareholders, the Mergers are subject to a number of other conditions beyond the control of CVEST and MPCF that may prevent, delay or otherwise materially adversely affect completion of the Mergers. CVEST and MPCF cannot predict whether and when these other conditions will be satisfied. The failure to complete the Mergers would result in CVEST and MPCF, and CVEST Shareholders and MPCF Shareholders, failing to realize the anticipated benefits of the Mergers described under “The Mergers—Reasons for the Mergers.”

CVEST and MPCF may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting shareholder approval.

Certain conditions to CVEST’s and MPCF’s respective obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by mutual agreement. In the event that any such waiver does not require resolicitation of shareholders, CVEST and MPCF will each have the discretion to complete the Mergers without seeking further shareholder approval. The conditions requiring the approval of CVEST Shareholders and MPCF Shareholders, however, cannot be waived.

CVEST and MPCF will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

Uncertainty about the effect of the Mergers may have an adverse effect on CVEST or MPCF and, consequently, on the combined fund following completion of the Mergers. These uncertainties may cause those that deal with CVEST or MPCF to seek to change their existing business relationships with them. In addition, the Merger Agreement restricts CVEST and MPCF from taking actions that each might otherwise consider to be in its best interests. These restrictions may prevent CVEST or MPCF from pursuing certain business opportunities that may arise prior to the completion of the Mergers.

Litigation filed against CVEST and MPCF in connection with the Mergers could result in substantial costs and could delay or prevent the Mergers from being completed.

From time to time, CVEST and MPCF may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Mergers. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on the liquidity and financial condition of CVEST, MPCF and/or the combined fund following the Mergers or could prevent the Mergers from being completed.

The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of CVEST and MPCF or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined fund.

Certain agreements of CVEST and MPCF or their affiliates may require by their terms the consent or waiver of one or more counterparties in connection with the Mergers. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or CVEST’s and MPCF’s obligations under, any such agreement because the Mergers or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or similar provision relating to any of such transactions. If this occurs, CVEST may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. CVEST and MPCF cannot assure you that CVEST will be able to replace or amend any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined fund following the Mergers, including preventing CVEST from operating a material part of MPCF’s business.

In addition, the consummation of the Mergers may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of CVEST and MPCF. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined fund following completion of the Mergers.

The CVEST Common Shares to be received by MPCF Shareholders as a result of the Mergers will have different rights associated with them than MPCF Common Shares currently held by them.

The rights associated with MPCF Common Shares are different from the rights associated with CVEST Common Shares. See “Comparison of CVEST and MPCF Shareholder Rights.”

Because the MPCF Per Share NAV and CVEST Per Share NAV will not be determined until after the Closing, MPCF Shareholders cannot be sure of the exact amount of CVEST Common Shares they will receive until the Final Determination Date.

At the Effective Time, each MPCF Common Share issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of CVEST Common Shares, equal to the Exchange Ratio (cash will be paid in lieu of fractional shares). The market value of such consideration to be received by MPCF Shareholders upon completion of the Mergers (the “Merger Consideration”) may vary from the last calculated MPCF NAV Per Share and CVEST NAV Per Share, respectively, on the date the Mergers were announced, on the dates of the MPCF Special Meeting and CVEST Special Meeting to consider the Merger Proposal and on the date the Mergers are completed. Any change in the CVEST NAV Per Share prior to completion of the Mergers will affect the market value of the Merger Consideration that MPCF Shareholders will receive upon completion of the Mergers. Additionally, the Exchange Ratio may fluctuate as MPCF’s and CVEST’s respective NAVs change prior to Closing.

Accordingly, at the time of the MPCF Special Meeting, MPCF Shareholders will not know or be able to calculate the market value of the Merger Consideration they would receive upon completion of the Mergers.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Mergers

The following table is intended to assist CVEST Shareholders and MPCF Shareholders in understanding the costs and expenses that an investor in CVEST Common Shares or MPCF Common Shares bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined fund in the first year following completion of the Mergers. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “CVEST” or “MPCF,” shareholders will indirectly bear such fees or expenses as investors in CVEST or MPCF, as applicable. The table below is based on information as of December 31, 2025 for each party (except as noted below) and includes expenses of the applicable consolidated subsidiaries.

	Actual				Pro Forma
	CVEST(1)		MPCF		CVEST
Shareholder transaction expenses:
Sales load (as a percentage of offering price)	None		None		None
Maximum Early Repurchase Deduction	2.0	%(2)			2.0	%(2)
Total shareholder transaction expenses (as a percentage of offering price)	2.0%		None		2.0%

	Actual				Pro Forma

	CVEST		MPCF		CVEST
Annual expenses (as a percentage of net assets attributable to common shares(3)(4)):
Base management fees(5)	1.25%		1.25%		1.25%
Incentive fees	1.25%	(6)	1.22%	(7)	1.21%	(6)
Administration fees	0.25%	(8)	— %		0.06%	(8)
Interest payments on borrowed funds(9)	6.78%		3.76%		6.51%
Other expenses(10)	1.85%		1.11%		0.90%
Acquired fund fees and expenses	0.02%		0.02%		0.02%
Total annual expenses(11)	11.40%		7.36%		9.94%
Less: Expense reductions	-0.68%	(12)	-0.73%	(13)	0.07%	(14)
Net annual expenses	10.72%		6.63%		10.01%

(1)	Represents fees and expenses only for Class I Shares, which are being issued in connection with the CVEST Merger.
(2)

Under CVEST’s share repurchase program, shares that have not been outstanding for at least one year may be subject to an Early Repurchase Deduction of 2.0% of NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at CVEST’s discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by CVEST for the benefit of remaining shareholders.

(3)	For the pro forma column, the combined average net assets of CVEST and MPCF on a pro forma basis for October 1, 2026 through September 30, 2027 were used.
(4)	“Net assets attributable to common shares” equals average net assets during fiscal year 2025.
(5)

For CVEST, the management fee is payable quarterly in arrears at an annual rate of 1.25% of the value of CVEST’s net assets as of the beginning of the first calendar day of the applicable quarter adjusted for any share issuances or repurchases during the applicable quarter. See “Item 1. Business—Investment Management Agreement—Management Fee” in Part I of CVEST’s Annual Report on Form 10-K (file no.  814-01669) for the fiscal year ended December 31, 2025 for additional information.

For MPCF, the base management fee is calculated at an annual rate of 1.25% of the value of MPCF’s monthly net assets. The Management Fee will be payable monthly in arrears. See “Item 1. Business—Management Fee” in Part I of MPCF’s Annual Report on Form 10-K (file no.  814-01664) for the fiscal year ended December 31, 2025, for additional information.

(6)

The CVEST incentive fee consists of two parts. The incentive fee on income is determined and payable quarterly in arrears based upon CVEST’s pre-incentive fee net investment income for the immediately preceding calendar quarter. The payment of the incentive fee on income is subject to payment of the “hurdle rate” of return to investors each quarter, expressed as a rate of return on the value of CVEST’s net assets at the end of the immediately preceding quarter, of 1.25% (5.00% annualized), subject to a “catch-up” feature. 100% of the amount of CVEST’s pre-incentive fee net investment income, if any, that exceeds the catch-up, but is less than a rate of return of 1.43% (5.72% annualized) is payable to the CVEST Adviser (such portion is referred to as the “catch-up”). 12.5% of the amount of CVEST’s pre-incentive fee net investment income, if any, that exceeds the catch-up is payable to the CVEST Adviser.

The second part of the incentive fee (“capital gains incentive fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the current CVEST Investment Management Agreement, if earlier) and equals 12.5% of their realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

See “Item 1. Business—Investment Management Agreement—Management Fee” in Part I of CVEST’s Annual Report on Form 10-K (file no. 814-01669) for the fiscal year ended December 31, 2025, for additional information about the incentive fee payable by CVEST.

(7)

The MPCF incentive fee consists of two parts. The incentive fee on income is calculated and accrued on a monthly basis while being determined and payable in arrears as of the end of each calendar quarter based upon MPCF’s pre-incentive fee net investment income returns for the immediately preceding calendar quarter. The payment of the incentive fee on income is subject to payment of the “hurdle rate” of return to investors each quarter, expressed as a rate of return on the value of the average beginning monthly net assets for the applicable quarterly payment period, of 1.50% (6.00% annualized), subject to a “catch-up” feature. 100% of the amount of MPCF’s pre-incentive fee net investment income returns, if any, that exceeds the hurdle rate, but is less than a rate of return of 1.715% (6.86% annualized) is payable to the MPCF Adviser (such portion is referred to as the “catch-up”). 12.5% of the amount of MPCF’s pre-incentive fee net investment income returns, if any, that exceeds the catch-up is payable to the MPCF Adviser.

The second part of the incentive fee (“capital gains incentive fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the MPCF Investment Advisory Agreement, if earlier) and equals 12.5% of MPCF’s realized capital gains on a cumulative basis from October 3, 2024, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

See “Item 1. Business—Management Agreements—Compensation of the Adviser–Incentive Fees” in Part I of MPCF’s Annual Report on Form 10-K (file no. 814-01664) for the fiscal year ended December 31, 2025 for additional information about the incentive fee payable by MPCF.

(8)

Through May 3, 2026, the CVEST Administration Fees were calculated and payable monthly in arrears in an amount equal to 0.25% of the value of CVEST’s net assets as of the beginning of the first calendar day of the applicable month adjusted for any share issuances or repurchases during the applicable month. As of May 3, 2026, the CVEST Administration Fees are calculated and payable monthly in arrears in an amount equal to 0.06% of the value of CVEST’s net assets as of the beginning of the first calendar day of the applicable month adjusted for any share issuances or repurchases during the applicable month.

(9)

CVEST currently borrows funds under its secured loan facility and credit facility. The costs associated with CVEST’s outstanding borrowings are indirectly borne by its investors. The figures in the table assumes that CVEST and the combined fund (for purposes of the “Pro Forma” column) borrow for investment purposes an amount equal to 100% of its respective weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 7.12%.

MPCF currently borrows funds under its credit facility and may borrow additional funds from time to time. The costs associated with MPCF’s outstanding borrowings are indirectly borne by its investors. The figure in the table assumes that MPCF borrows for investment purposes an amount equal to 100% of its weighted average net assets and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 7.37%.

(10)

“Other expenses” include CVEST’s and MPCF’s respective overhead expenses, including, for MPCF, estimated payments under the service agreement and service level agreement between MPCF and the MPCF Adviser and John Hancock Investment Management LLC (“JHIM”), respectively. In the case of CVEST and MPCF, the percentage presented in the table reflects actual amounts incurred during the twelve months ended December 31, 2025.

The “Pro Forma” column assumes the administration agreement between CVEST and JHIM, effective May 3, 2026, will continue in effect for the combined fund following the Mergers and reflects decreases in duplicative costs such as professional fees for legal, audit and tax fees, trustees’ fees, and other duplicative administrative and operating expenses directly related to the Mergers.

(11)

“Total annual expenses” is presented as a percentage of average net assets attributable to common shareholders because CVEST Shareholders and MPCF Shareholders bear all of the fees and expenses of the respective company.

(12)

CVEST entered into the Fourth Amended and Restated Expense Limitation and Reimbursement Agreement with the CVEST Adviser effective as of May 1, 2026, which will terminate on May 1, 2027, unless renewed by mutual agreement of the CVEST Adviser and CVEST, or unless otherwise terminated by CVEST’s Board upon at least thirty (30) days written notice to the CVEST Adviser. Pursuant to the Fourth Amended and Restated Expense Limitation and Reimbursement Agreement, the CVEST Adviser is obligated to pay, absorb, or reimburse all of our operating costs and expenses incurred, including but not limited to, organization and offering costs and legal, administration, accounting, printing, mailing, subscription processing and filing fees and expenses, as determined in accordance with generally accepted accounting principles for investment companies (“Operating Expenses”) above 1.25% of the value of CVEST’s monthly net assets as of the beginning of the first calendar day of the applicable month adjusted for any share issuances or repurchases during the applicable month during the period of time that CVEST operates as a publicly-offered, non-traded BDC. Operating Expenses shall not include any fees payable to the CVEST Adviser by CVEST under the Advisory Agreement, interest expenses and other financing costs, portfolio transaction and other investment-related costs, shareholder servicing and/or distribution fees, taxes, acquired fund fees and expenses, and any other extraordinary expenses not incurred in the ordinary course of CVEST’s business (including, without limitation, litigation expenses). Any expenses waived pursuant to the Fourth Amended and Restated Expense Limitation and Reimbursement Agreement may be subsequently recaptured by the CVEST Adviser for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause CVEST to exceed its expense limit in effect either at the time of the waiver or reimbursement, or at the time of recapture, after repayment is taken into account. The amount displayed above assumes that the Fourth Amended and Restated Expense Limitation and Reimbursement Agreement continues to be effective as described above.

(13)

For a one year term beginning on October 4, 2025, the MPCF Adviser contractually agreed to reduce the MPCF management fee, or, if necessary, make payment to MPCF, in an amount equal to the amount by which the expenses of MPCF, incurred in the ordinary course of MPCF’s business, exceed 0.50% of monthly net assets (on an annualized basis) of MPCF. For purposes of this agreement, “expenses of MPCF” means all expenses of MPCF, excluding: (a) management and incentive fees, (b) interest expense and other borrowing related costs, fees and expenses, (c) Rule 12b-1 fees; (d) any cashiering or other investment servicing fees; (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of MPCF; (f) taxes; (g) short dividends, (h) Acquired Fund Fees and

Expenses; (i) class specific expenses; (j) portfolio brokerage commissions; (k) expenses related to, or incurred by, special purpose vehicles or other subsidiaries of MPCF held directly or indirectly by MPCF; (l) expenses, including legal expenses, related to investments of MPCF; and (m) expenses, including legal expenses, related to co-investment transactions involving MPCF. This agreement expires on October 3, 2026, unless renewed by mutual agreement of the MPCF Adviser and MPCF based upon a determination that this is appropriate under the circumstances at that time. The amount displayed above assumes that the agreement continues to be effective as described above.
(14)

Upon the Closing, CVEST expects to enter into a Fifth Amended and Restated Expense Limitation and Reimbursement Agreement pursuant to which the CVEST Adviser will be obligated to pay, absorb, or reimburse all Operating Expenses above 0.80% of the value of CVEST’s monthly net assets as of the beginning of the first calendar day of the applicable month adjusted for any share issuances or repurchases during the applicable month.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in CVEST, MPCF or the combined fund’s common shares following completion of the Mergers on a pro forma basis, in each case assuming that CVEST, MPCF and the combined fund hold no cash or liabilities other than debt. In calculating the following expense amounts, each of CVEST and MPCF has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined fund following the Mergers assume that the Mergers closed on [●], 2026 and that the leverage and operating expenses of CVEST and MPCF remain at the levels set forth in the tables above. Estimated transaction expenses related to the Mergers are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
CVEST, assuming a 5% annual return (assumes no return from net realized capital gains)	$93	$266	$423	$760
MPCF, assuming a 5% annual return (assumes no return from net realized capital gains)	$54	$161	$268	$530
CVEST, assuming a 5% annual return (assumes return entirely from realized capital gains)	$98	$280	$444	$786
MPCF, assuming a 5% annual return (assumes return entirely from realized capital gains)	$60	$178	$294	$573
Pro forma combined fund following the Mergers You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains)	$86	$249	$400	$730
Assuming a 5% annual return (assumes return entirely from realized capital gains)	$92	$265	$422	$758

While the example assumes, as required by the SEC, a 5% annual return, performance of CVEST, MPCF and the combined fund will vary and may result in a return greater or less than 5%. The incentive fee based on pre-incentive fee net investment income under each of the current CVEST Investment Management Agreement and the MPCF Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. This example assumes, where it indicates “(assumes no return from net realized capital gains),” that CVEST and MPCF will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation). This example assumes, where it indicates “(assumes return entirely from realized capital gains),” that CVEST and MPCF will realize all net realized capital gains (computed net of all realized capital losses and unrealized capital depreciation). Under certain circumstances, reinvestment of dividends and other distributions under the relevant DRIP may occur at a price per share that differs from NAV. See “Distribution Reinvestment Plan of CVEST and MPCF” for additional information regarding CVEST’s and MPCF’s DRIP, respectively.

The example and the expenses in the table above should not be considered a representation of CVEST’s, MPCF’s, or, following completion of the Mergers, the combined fund’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to CVEST, MPCF or, following the Mergers, the combined fund, regarding future events or the future performance or future financial condition of CVEST, MPCF or, following the Mergers, the combined fund. The forward-looking statements may include statements as to: future operating results of CVEST, MPCF or, following the Mergers, the combined fund and net investment income projections; business prospects of CVEST, MPCF or, following the Mergers, the combined fund and the prospects of their portfolio companies; and the impact of the investments that CVEST, MPCF or, following the Mergers, the combined fund expect to make. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with:

•	the ability of the parties to consummate the Mergers on the expected timeline, or at all;

•	the expected synergies and savings associated with the Mergers;

•	the ability to realize the anticipated benefits of the Mergers including the expected elimination of certain expenses and costs due to the Mergers;

•	the percentage of CVEST Shareholders and MPCF Shareholders voting in favor of the proposals submitted for their approval;

•	the possibility that competing offers or acquisition proposals will be made;

•	the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived;

•	risks related to diverting management’s attention from ongoing business operations;

•	the combined fund’s plans, expectations, objectives and intentions, as a result of the Mergers;

•	any potential termination of the Merger Agreement;

•	the future operating results and net investment income projections of CVEST, MPCF or, following the Mergers, the combined fund;

•	the ability of the CVEST Adviser to implement the CVEST Adviser’s future plans with respect to the combined fund;

•	the ability of the CVEST Adviser and its affiliates to attract and retain highly talented professionals;

•	the business prospects of CVEST, MPCF or, following the Mergers, the combined fund and the prospects of their portfolio companies;

•	the impact of the investments that CVEST, MPCF or, following the Mergers, the combined fund expect to make;

•	the ability of the portfolio companies of CVEST, MPCF or, following the Mergers, the combined fund to achieve their objectives;

•	the expected financings and investments and additional leverage that CVEST, MPCF or, following the Mergers, the combined fund may seek to incur in the future;

•	the adequacy of the cash resources and working capital of CVEST, MPCF or, following the Mergers, the combined fund;

•	the timing of cash flows, if any, from the operations of the portfolio companies of CVEST, MPCF or, following the Mergers, the combined fund; and

•	the risk that shareholder litigation in connection with the Mergers may result in significant costs of defense and liability.

In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. The actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of each of CVEST’s and MPCF’s Annual Report on Form 10-K (file no. 814-01669 and 814-01664, respectively) for the fiscal year ended December  31, 2025, and in “Item 1A. Risk Factors” in Part II of each of CVEST’s and MPCF’s Quarterly Report on Form 10-Q (file no. 814-01669 and 814-01664, respectively) for the quarter ended March 31, 2026, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/prospectus.

Other factors that could cause actual results to differ materially include:

•	changes or potential disruptions in the operations of CVEST, MPCF or, following the Mergers, the combined fund, the economy, financial markets or political environment;

•	risks associated with possible disruption in the operations of CVEST and MPCF or the economy generally due to war, terrorism, natural disasters or public health crises;

•

future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in CVEST’s or MPCF’s operating areas, particularly with respect to BDCs or RICs; and

•	other considerations that may be disclosed from time to time in the publicly disseminated documents and filings of CVEST, MPCF or, following the Mergers, the combined fund.

CVEST and MPCF have based the forward-looking statements included in this joint proxy statement/prospectus on information available to them on the date of this presentation, and they assume no obligation to update any such forward-looking statements. Although CVEST and MPCF undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that CVEST and MPCF in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

CAPITALIZATION

The following table sets forth (1) CVEST’s and MPCF’s actual capitalization as of March 31, 2026 and (2) CVEST’s pro forma capitalization as adjusted to reflect the effects of the Mergers. You should read this table together with CVEST’s and MPCF’s consolidated financial statements incorporated by reference herein.

	As of March 31, 2026 (unaudited, dollar amounts in thousands, except share and per share data)
	Actual	Actual	Pro Forma Adjustments(1)		Pro Forma
	CVEST	MPCF			CVEST
Cash and cash equivalents(1)	$14,182	$1,645	—		$15,827
Debt less unamortized debt issuance costs	$331,334	$143,506	$2,194	(2)	$477,034
Net assets attributable to common shares(1)	$467,284	$169,593	—		$636,877
Total capitalization(1)	$798,618	$313,099	$2,194	(2)	$1,113,911
Number of common shares outstanding	18,631,636	8,256,380	(1,494,336	)(3)	25,393,680
NAV per common share	$25.08	$20.54	—		$25.08

(1)	Pro forma adjustments reflect the combined impact of estimated expenses expected to be incurred by CVEST and MPCF related only to completing the Mergers, if consummated.
(2)	Adjustment relates to unamortized deferred debt issuance costs associated with MPCF’s debt facilities that will be reversed when acquired debt cost basis is marked to fair value.
(3)	Pro forma adjustment reflects the Class I CVEST Common Shares issued to MPCF Shareholders based on an Exchange Ratio of 0.82 Class I CVEST Common Shares for each MPCF Common Share.

THE CVEST SPECIAL MEETING

Date, Time and Place of the CVEST Special Meeting

The CVEST Special Meeting will be held on [●], 2026, at [●] [a.m.], Eastern Time, at the offices of CVEST, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401. This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [●], 2026 to shareholders of record of CVEST and are available at [●].

Purpose of the CVEST Special Meeting

At the CVEST Special Meeting, CVEST Shareholders will be asked to approve the CVEST Proposal.

After careful consideration, the CVEST Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of CVEST, unanimously recommends that CVEST Shareholders approve the CVEST Proposal.

Record Date

The CVEST Record Date is the close of business on [●], 2026. The CVEST Record Date was established by the CVEST Board, and only holders of record of CVEST Common Shares on the CVEST Record Date are entitled to receive notice of the CVEST Special Meeting and vote at the CVEST Special Meeting. As of the CVEST Record Date, there were [●] CVEST Common Shares issued and outstanding and entitled to vote. Each CVEST Common Share held by a holder of record as of the CVEST Record Date has one vote on each matter to be considered at the CVEST Special Meeting.

Quorum and Adjournments

For CVEST to conduct business at the CVEST Special Meeting, a quorum of CVEST Shareholders must be present. The presence at the CVEST Special Meeting, in person or represented by proxy, of the holders of a majority of the CVEST Common Shares issued and outstanding and entitled to vote will constitute a quorum of CVEST. Abstentions and broker non-votes, if any, will be treated as shares present for quorum purposes.

Pursuant to the CVEST Bylaws, the CVEST Special Meeting may be adjourned by the presiding officer of the meeting or the shareholders present in person or by proxy and entitled to vote. If quorum is not established for the CVEST Special Meeting, the chairman of the CVEST Special Meeting or the shareholders entitled to vote at the CVEST Special Meeting, present in person or represented by proxy, will have the power to adjourn the CVEST Special Meeting, without notice other than announcement at the CVEST Special Meeting, unless the adjourned meeting is set for a date that is more than 120 days after the original record date, a notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the CVEST Special Meeting.

Vote Required

Each CVEST Common Share has one vote on each matter to be considered at the CVEST Special Meeting or any adjournment or postponement thereof. Each CVEST Common Share is entitled to one vote for each CVEST Common Share held on the CVEST Record Date.

The affirmative vote by the holders of more than fifty percent (50%) of the outstanding CVEST Common Shares entitled to vote on the CVEST Proposal is required for approval of the CVEST Proposal. Abstentions and broker non-votes, if any, will have the same effect as votes “against” the CVEST Proposal.

Voting of Management

On the CVEST Record Date, CVEST’s executive officers and trustees owned and were entitled to vote approximately [●] CVEST Common Shares, representing approximately [●]% of the outstanding CVEST

Common Shares on the CVEST Record Date. None of CVEST’s executive officers or trustees has entered into any voting agreement relating to the Mergers.

Voting of Proxies

CVEST encourages CVEST Shareholders to vote their shares, either by voting at the CVEST Special Meeting or by authorizing a proxy to vote your shares, which means that CVEST Shareholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with CVEST Shareholders’ instructions. If CVEST Shareholders execute a proxy without specifying their voting instructions, such CVEST Shareholders’ shares will be voted in accordance with the CVEST Board’s recommendation. Pursuant to the CVEST Bylaws, only the matters set forth in the notice of special meeting may be brought before the CVEST Special Meeting.

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By mail: You may authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [●], 2026.

Important notice regarding the availability of proxy materials for the CVEST Special Meeting. CVEST’s joint proxy statement/prospectus and the proxy card are available at [●].

Revocability of Proxies

If you are a shareholder of record of CVEST, you have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy via the mail to CVEST at the following address: 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, FL 33401; or (ii) by attending the CVEST Special Meeting and voting in person. No written revocation of your proxy will be effective, however, unless and until it is received at or prior to the CVEST Special Meeting. If you hold CVEST Common Shares through a broker or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the CVEST Special Meeting does not revoke your proxy unless you also vote in person at the CVEST Special Meeting.

Solicitation of Proxies

The CVEST Adviser will bear the cost of preparing, assembling and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of CVEST Shareholders and Notice of Special Meeting of MPCF Shareholders, as applicable, and proxy card based on their respective numbers of shareholders. No additional compensation will be paid to trustees, officers or regular employees for solicitation of proxies.

Appraisal Rights

CVEST Shareholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the CVEST Special Meeting.

THE MPCF SPECIAL MEETING

Date, Time and Place of the MPCF Special Meeting

The MPCF Special Meeting will be held on [●], 2026, at [●] [a.m.], Eastern Time, at the offices of MPCF, 200 Berkeley Street, Boston, Massachusetts 02116. This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [●], 2026 to shareholders of record of MPCF and are available at [●].

Purpose of the MPCF Special Meeting

At the MPCF Special Meeting, MPCF Shareholders will be asked to approve the MPCF Proposal.

After careful consideration, the MPCF Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of MPCF, unanimously recommends that MPCF Shareholders approve the MPCF Proposal.

Record Date

The MPCF Record Date is the close of business on [●], 2026. The MPCF Record Date was established by the MPCF Board, and only holders of record of MPCF Common Shares on the MPCF Record Date are entitled to receive notice of the MPCF Special Meeting and vote at the MPCF Special Meeting. As of the MPCF Record Date, there were [●] MPCF Common Shares outstanding. Each MPCF Common Share held by a holder of record as of the MPCF Record Date has one vote on each matter considered at the MPCF Special Meeting.

Quorum and Adjournments

For MPCF to conduct business at the MPCF Special Meeting, a quorum of MPCF Shareholders must be present. The presence at the MPCF Special Meeting, in person or represented by proxy, of at least one-quarter (1/4) of the MPCF Common Shares issued and outstanding and entitled to vote will constitute a quorum of MPCF. Abstentions and broker non-votes, if any, will be treated as shares present for quorum purposes.

Pursuant to the MPCF Bylaws, if such quorum is not established for the MPCF Special Meeting, the chairman of the MPCF Special Meeting will have the power to adjourn the MPCF Special Meeting from time to time to a date not more than 180 days after the original record date without notice other than announcement at the MPCF Special Meeting, unless a new record date is set, in which case notice must be provided.

Vote Required

Each MPCF Common Share has one vote on each matter to be considered at the MPCF Special Meeting or any adjournment or postponement thereof. Each MPCF Common Share is entitled to one vote for each MPCF Common Share held on the MPCF Record Date.

The approval of the MPCF Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of MPCF. Under the 1940 Act, as amended, a “majority of the outstanding voting securities” of MPCF is the lesser of: (1) 67% of the MPCF Common Shares at the MPCF Special Meeting if the holders of more than 50% of the MPCF Common Shares are present or represented by proxy, or (2) more than 50% of the MPCF Common Shares. Abstentions and broker non-votes, if any, will have the same effect as votes “against” the MPCF Proposal.

Voting of Management

On the MPCF Record Date, MPCF’s executive officers and trustees did not own any MPCF Common Shares. None of MPCF’s executive officers or trustees has entered into any voting agreement relating to the Mergers.

Voting of Proxies

MPCF encourages MPCF Shareholders to vote their shares, either by voting at the MPCF Special Meeting or by authorizing a proxy to vote your shares, which means that MPCF Shareholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with MPCF Shareholders’ instructions. If MPCF Shareholders execute a proxy without specifying their voting instructions, such MPCF Shareholders’ shares will be voted in accordance with the MPCF Board’s recommendation. If any other business is brought before the MPCF Special Meeting, MPCF Shareholders’ shares will be voted at the MPCF Board’s discretion unless MPCF Shareholders specifically state otherwise on their proxy.

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By mail: You may authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [●], 2026.

Important notice regarding the availability of proxy materials for the MPCF Special Meeting. MPCF’s joint proxy statement/prospectus and the proxy card are available at [●].

Revocability of Proxies

As a shareholder of record of MPCF, you have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone at 617-663-3000, via e-mail at csechler@jhancock.com, or in the mail to MPCF at the following address: 200 Berkeley Street, Boston, Massachusetts 02116; or (ii) by attending the MPCF Special Meeting and voting in person. No written revocation of your proxy will be effective, however, unless and until it is received at or prior to the MPCF Special Meeting. Participating in the MPCF Special Meeting does not revoke your proxy unless you also vote in person at the MPCF Special Meeting.

Solicitation of Proxies

The MPCF Adviser will bear the cost of preparing, assembling and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of CVEST Shareholders and Notice of Special Meeting of MPCF Shareholders, as applicable, and proxy cards based on their respective numbers of shareholders. No additional compensation will be paid to trustees, officers or regular employees for solicitation of proxies.

Appraisal Rights

MPCF Shareholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the MPCF Special Meeting.

THE MERGERS

The discussion in this joint proxy statement/prospectus, which includes the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

General Description of the Mergers

The Mergers will result in the combination by merger of CVEST and MPCF with CVEST as the surviving company. The proposed reorganization will occur in two separate transactions. Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into MPCF. MPCF will be the surviving company and will continue its existence as a statutory trust under the laws of the State of Delaware and a direct, wholly owned subsidiary of CVEST. As of the Effective Time, the separate existence of Merger Sub will cease. Immediately after the effectiveness of the Merger, MPCF will merge with and into CVEST, with CVEST as the surviving entity in the Second Merger. Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each MPCF Common Share issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of Class I CVEST Common Shares equal to the Exchange Ratio (cash will be paid in lieu of fractional shares), in all cases without interest. The actual issuance and delivery of Class I CVEST Common Shares constituting the Merger Consideration will not occur until after the Final Determination Date after the closing of the Mergers, at which time the Exchange Ratio shall be finally determined in accordance with the Merger Agreement.

Based on the number of CVEST Common Shares issued and outstanding and the NAVs of CVEST and MPCF as of March 31, 2026, CVEST would issue approximately 0.82 Class I CVEST Common Shares for each MPCF Common Share outstanding, resulting in pro forma ownership of 73% for current CVEST Shareholders and 27% for current MPCF Shareholders.

Following the Mergers, CVEST will continue to be advised by the CVEST Adviser and will have the same investment objectives and strategies as it had before the Mergers.

Board Considerations Relating to the Mergers

CVEST

At a special meeting held on April 20, 2026 (the “Meeting”), the Board of Trustees (the “CVEST Board”) of John Hancock Comvest Private Income Fund (“CVEST”), including the Trustees who are not “interested persons” (as defined in the 1940 Act) of CVEST (the “CVEST Independent Trustees”), considered the approval of the Mergers and the Merger Agreement. In connection with their consideration, the CVEST Board requested, and the CVEST Adviser and the MPCF Adviser provided information regarding CVEST, MPCF, the proposed Mergers, and potential effects of the Mergers on CVEST’s shareholders, both immediately after the Mergers and over the longer term. The CVEST Independent Trustees were advised by their separate independent legal counsel throughout the process and met in advance of the Meeting with their independent legal counsel at a private meeting at which no representatives of the CVEST Adviser or the MPCF Adviser or their affiliates were present to consider the Mergers and the Merger Agreement. At the Meeting, the CVEST Board unanimously determined that the Mergers are in the best interests of CVEST and its shareholders, and that CVEST’s existing shareholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers.

In considering the Mergers, the CVEST Board reviewed comparative information about CVEST and MPCF including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, the holdings of MPCF that were not also currently held by CVEST; (3) their valuation policies and procedures; (4) their existing leverage facilities and permissible asset coverage ratios under the 1940 Act; (5) their short-term and long-term investment performance history and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Mergers on future CVEST and MPCF earnings and distributions; and (7) their respective investment advisory agreements and expense ratios.

The CVEST Board weighed various potential benefits and risks in considering the Mergers, both with respect to the anticipated immediate effects of the Mergers on CVEST and its shareholders and with respect to the potential benefits that could be experienced by the combined fund after the Mergers over the longer term. The material factors considered by the CVEST Board in evaluating the Mergers included, among others:

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Acquisition of a Known, Diversified Portfolio of Assets. The CVEST Board considered that CVEST would acquire a high-quality, high performing private credit portfolio with loan assets from Manulife’s existing relationships with top-tier sponsors that would otherwise be unavailable to CVEST. The CVEST Board also considered that MPCF’s assets will be acquired at their latest appraised value, based on an independent third-party valuation by Lincoln International, the same valuation agent utilized by CVEST.

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Increased Scale and Capacity. The CVEST Board considered potential advantages to the combined fund as a result of its larger size. The CVEST Board noted that the Mergers would result in a scaled U.S. private credit vehicle with approximately $1.3 billion in assets at close across 161 portfolio companies with 96.8% first-lien positions. The CVEST Board took into consideration that the increased assets under management is expected to improve CVEST’s diversification and operating efficiency. The CVEST Board also considered that the combined portfolio will be less levered at close (approximately 0.77x) and provide incremental capacity to deploy CVEST’s assets into new loans and capitalize on dislocations in the private credit markets.

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Increased Opportunities for Distribution Success. The CVEST Board considered that the larger asset base of the combined fund is expected to enhance CVEST’s distribution opportunities across institutional, retail, and retirement channels globally, and support CVEST’s long-term commercial success.

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Impact on Fees and Expenses. The CVEST Board considered that with the appointment of John Hancock Investment Management LLC (“JHIM”) as CVEST’s administrator, CVEST is expected to experience material operating expenses savings. The CVEST Board further considered that CVEST’s greater scale could improve the cost of debt and enable access to a wider variety of financing solutions at more favorable terms over time and may reduce CVEST’s expense ratio over the longer term. The CVEST Board also reviewed CVEST’s pro forma post-merger expenses at target leverage, and noted that the expenses of the combined fund will be lower than CVEST’s current expenses, both before and after any fee waivers or expense caps. In addition, the CVEST Board considered that upon closing of the Mergers the CVEST Adviser is expected to enter into an expense limitation agreement with CVEST to limit CVEST’s operating expenses to 0.80% of CVEST’s net assets for a one-year period. The CVEST Board noted that the expected decrease in the expense ratio of the combined fund would benefit CVEST’s shareholders if the Mergers are consummated.

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Costs of the Merger. The CVEST Board reviewed the proposed structure of the Mergers and noted that the expenses incurred in connection with the Mergers would be split evenly between the CVEST Adviser and the MPCF Adviser.

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Investment Strategies and Risks. The CVEST Board reviewed CVEST’s and MPCF’s investment programs and noted that they have similar investment objectives and substantially similar strategies, portfolios and risks. Specifically, the CVEST Adviser completed a full due diligence review of each MPCF asset to ensure alignment with the CVEST Adviser’s underwriting standards, internal risk-rating framework, and overall fit within the CVEST portfolio.

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Opportunity for NAV Accretion. The CVEST Board considered the earnings profile of CVEST and the potential earnings of the combined fund while evaluating the Mergers and noted that the Mergers would be accretive to CVEST’s NAV.

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Tax Consequences. The CVEST Board considered that the Mergers are anticipated to be treated as a tax-free reorganization for federal income tax purposes and CVEST and its shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers, except with respect to any cash received in lieu of fractional shares.

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No Dilution for Purposes of Rule 17a-8 under the 1940 Act. The CVEST Board considered that the Exchange Ratio will be determined on a NAV-for-NAV basis as of the Determination Date, supporting a determination that the interests of CVEST’s shareholders will not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers.

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Other Considerations. In addition, the CVEST Board noted that the Mergers are not expected to affect the ability of CVEST to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of regulated investment companies under the Code.

This discussion of the information and factors that the CVEST Board considered in making their decision is not intended to be exhaustive, but includes the material factors the CVEST Board considered. In addition, the individual members of the CVEST Board may have given different weights to different factors. The CVEST Board, including the CVEST Independent Trustees, considered all of these factors and others as a whole and, on balance, determined that the Mergers are advisable and in the best interests of CVEST and its shareholders and unanimously approved the Mergers and the Merger Agreement.

CVEST Board Recommendation

The CVEST Board, including all of the CVEST Independent Trustees, unanimously recommends that CVEST Shareholders vote “FOR” the CVEST Proposal.

MPCF

At special meetings held on April 15, 2026 and April 23, 2026 (collectively, the “Meeting”), the Board of Trustees (the “MPCF Board”) of Manulife Private Credit Fund (“MPCF”), including the Trustees who are not “interested persons” (as defined in the 1940 Act) of MPCF (the “MPCF Independent Trustees”), considered the approval of the Mergers and the Merger Agreement. In connection with their consideration, the MPCF Board requested, and the CVEST Adviser and the MPCF Adviser provided information regarding CVEST, MPCF, the proposed Mergers, and potential effects of the Mergers on MPCF’s shareholders, both immediately after the Mergers and over the longer term. The MPCF Independent Trustees were advised by their separate independent legal counsel throughout the process and met in advance of the Meeting with their independent legal counsel at a private meeting at which no representatives of the CVEST Adviser or the MPCF Adviser or their affiliates were present to consider the Mergers and the Merger Agreement. At the Meeting, the MPCF Board unanimously determined that the Mergers are in the best interests of MPCF and its shareholders, and that MPCF’s existing shareholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers.

In considering the Mergers, the MPCF Board reviewed comparative information about MPCF and CVEST including, among other items: (1) their investment strategies and policies; (2) their expenses; (3) their valuation policies and procedures; (4) their existing leverage facilities and permissible asset coverage ratios under the 1940 Act; (5) their short-term and long-term investment performance history and financial results; and (6) their respective investment advisory agreements and expense ratios.

The MPCF Board weighed various potential benefits and risks in considering the Mergers, both with respect to the anticipated immediate effects of the Mergers on MPCF and its shareholders and with respect to the potential benefits that could be experienced by the combined fund after the Mergers over the longer term.

In addition to CVEST’s Reasons for the Mergers above, certain of which are also beneficial to MPCF Shareholders, the MPCF Board determined that MPCF Shareholders may benefit from the Mergers for the following reasons, among others:

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Status of MPCF Offering. The MPCF Board considered that MPCF was originally established as an underlying private credit vehicle to support an affiliated closed-end fund and that MPCF is offering its shares on a limited basis in privately placed transactions that are exempt from the registration requirements of the Securities Act. The MPCF Board considered MPCF’s current assets, leverage capabilities, and prospects for future fundraising efforts under its private offering of shares and determined that the Mergers would significantly benefit existing MPCF Shareholders.

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Significantly Enhanced Distribution Capabilities. The MPCF Board considered that CVEST’s public offering of CVEST Common Shares is registered under the Securities Act and in all 50 U.S. states. MPCF’s private offering of MPCF Common Shares is not registered under the Securities Act. Therefore, if the Mergers are approved, MPCF Shareholders will gain access to CVEST’s Securities Act registration and blue-sky registration in all 50 U.S. states, enabling broader U.S. retail distribution alongside institutional channels without MPCF incurring significant time and expenses associated with registering MPCF’s shares under the Securities Act and with blue sky regulators. The MPCF Board also noted that the Mergers would materially expand the potential shareholder base relative to MPCF’s current private-placement-only distribution model. The MPCF Board determined that the composition of CVEST’s long-term institutional shareholders would benefit the combined fund’s distribution efforts in the current market.

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Improved Risk-Adjusted Return Profile, Broader Portfolio Diversification, and CVEST Shareholder Base. The MPCF Board considered that CVEST has had higher performance than MPCF and that the increased assets and scale of the combined fund would offer existing MPCF Shareholders greater access to a more diversified private credit portfolio with broader origination capabilities beyond the sponsor-backed lending of MPCF and allow for access to improved borrowing terms over time, each which is expected to enhance risk adjusted returns of the combined fund. In addition, the MPCF Board noted that a Comvest affiliate currently serves as sub-adviser to MPCF and considered the potential operating efficiencies of the Mergers, including continuity of Comvest’s investment professionals. The MPCF Board considered that there are no differences in the strategies of MPCF and CVEST that would impact the MPCF Board’s ability to determine that the Mergers are in the best interest of MPCF Shareholders.

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Expense Ratio. The MPCF Board considered that CVEST has, and the combined fund would have, a higher expense ratio than MPCF due to CVEST being more highly levered than MPCF. The MPCF Board determined that the potential benefits of the Mergers would outweigh the increase in expense ratios. In addition, the MPCF Board considered that upon the completion of the Mergers it is expected that the combined fund will enter into an expense limitation agreement with the CVEST Adviser to cap the combined fund’s expenses at 0.80% of the combined fund’s operating expenses for a period of one year.

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Costs of the Merger. The MPCF Board reviewed the proposed structure of the Mergers and noted that the expenses incurred in connection with the Mergers would be split evenly between the CVEST Adviser and the MPCF Adviser. The MPCF Board noted that there would be no other anticipated costs to MPCF associated with the Mergers.

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Certain Operational Considerations. The MPCF Board considered that CVEST, as condition precedent to commencing its public offering of shares, has agreed to conform certain provisions in its organizational documents and permissible expenses to the requirements set forth in the NASAA Omnibus Guidelines. The MPCF Board compared the funds’ organizational documents and permissible expenses, including certain limitations on indemnification provisions, and determined that the potential benefits of the Mergers outweigh any operational differences between MPCF and the combined fund.

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Potential Alternatives to the Mergers. In addition to considering the Mergers, the MPCF Board considered alternative options for MPCF, including a potential merger of MPCF into affiliated funds managed by Manulife and/or John Hancock. However, the MPCF Board determined that no such funds were viable suitors for a potential merger because of differences in investment objectives and strategies, investor bases, and regulatory considerations. In addition, the MPCF Board considered an orderly wind-down and liquidation of the MPCF portfolio, but that any such wind-down and liquidation would take a significant amount of time to complete and would otherwise be impracticable given the illiquid nature of MPCF’s loan portfolio. The MPCF Board considered MPCF’s continuance as a standalone privately offered BDC, but determined that MPCF’s fundraising prospects and distribution capabilities were each significantly enhanced under the Mergers, creating value for MPCF’s Shareholders. The MPCF Board also considered the time and expense associated with registering the MPCF offering under the Securities Act and with blue sky regulators and determined that consummating the Mergers would significantly accelerate that timeline and result in material cost savings for MPCF Shareholders.

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No Dilution for Purposes of Rule 17a-8 under the 1940 Act. The MPCF Board considered that the Exchange Ratio will be determined on a NAV-for-NAV basis as of the Determination Date, supporting a determination that the interests of MPCF’s shareholders will not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers.

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Tax Consequences. The MPCF Board considered that the Mergers are anticipated to be treated as a tax-free reorganization for federal income tax purposes and MPCF and its shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers, except with respect to any cash received in lieu of fractional shares.

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Other Considerations. In addition, the MPCF Board noted that the Mergers are not expected to affect the ability of MPCF to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of regulated investment companies under the Code.

This discussion of the information and factors that the MPCF Board considered in making their decision is not intended to be exhaustive, but includes the material factors the MPCF Board considered. In addition, the individual members of the MPCF Board may have given different weights to different factors. The MPCF Board, including the MPCF Independent Trustees, considered all of these factors and others as a whole and, on balance, determined that the Mergers are advisable and in the best interests of MPCF and its shareholders and unanimously approved the Mergers and the Merger Agreement.

MPCF Board Recommendation

The MPCF Board, including all of the MPCF Independent Trustees, unanimously recommends that MPCF Shareholders vote “FOR” the MPCF Proposal.

Regulatory Approvals Required for the Mergers

The obligations of CVEST and MPCF to complete the Mergers are subject to the satisfaction or waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”)). CVEST and MPCF have agreed to cooperate with each other and use their reasonable best efforts to obtain all licenses, permits, variances, exemptions, approvals, qualifications or orders from any governmental or regulatory authority necessary to consummate the Mergers.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined fund following completion of the Mergers.

Third Party Consents Required for the Mergers

Under the Merger Agreement, CVEST and MPCF have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the HSR Act), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined fund following the Mergers.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. CVEST and MPCF encourage you to read the Merger Agreement carefully and in its entirety.

Structure of the Mergers

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into MPCF. MPCF will be the surviving entity and will continue its existence as a statutory trust under the laws of the State of Delaware. As of the Effective Time, the separate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, the surviving entity will merge with and into CVEST in accordance with the Delaware Statutory Trust Act (the “DSTA”) with CVEST continuing as the surviving entity.

At special meetings held on April 15, 2026 and April 23, 2026, the MPCF Board approved the Merger Agreement, and at a special meeting held on April 20, 2026, the CVEST Board approved the Merger Agreement. Between the time that the MPCF Board and CVEST Board approved the Merger Agreement and the date of the Merger Agreement, the parties discussed certain operational considerations. The Merger Agreement was entered into on June 22, 2026.

Closing; Completion of the Proposed Mergers

It is currently expected that the Mergers will be completed promptly following receipt of the required shareholder approvals at the CVEST Special Meeting and the MPCF Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, the Closing will take place by remote communication and by the exchange of signatures by electronic transmission on the first day of the month after the satisfaction or waiver of the latest to occur of the conditions to closing set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to the Merger Agreement; provided that in no event shall the Closing occur prior to the date of completion of the valuation process for each of MPCF and CVEST, as conducted by the MPCF Adviser and the CVEST Adviser, respectively, for the quarter ending June 30, 2026.

The Merger will become effective as set forth in the certificate of merger that will be filed with, and accepted for record by, the Secretary of State of the State of Delaware (the “DE Secretary”). The Second Merger will become effective as set forth in the certificate of merger that will be filed with, and accepted for record by, the DE Secretary.

Assuming approval of the proposals presented at the CVEST Special Meeting and the MPCF Special Meeting and the other conditions to closing the Mergers are satisfied or waived, CVEST and MPCF expect to complete the Mergers in the second half of 2026.

Merger Consideration

At the Effective Time, each MPCF Common Share issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of Class I CVEST Common Shares equal to the Exchange Ratio (cash will be paid in lieu of fractional shares). The actual issuance and delivery of Class I CVEST Common Shares constituting the Merger Consideration will not occur until after the Final Determination

Date after the closing of the Mergers, at which time the Exchange Ratio shall be finally determined in accordance with the Merger Agreement.

As promptly as practicable following the Closing, and in any event within twenty (20) calendar days following the Closing Date (or such later date as may be mutually agreed by CVEST and the MPCF Adviser) (the “Calculation Deadline”), each of CVEST and MPCF will deliver to the other a final calculation of its respective NAV as of the Determination Date, in each case calculated in good faith and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value, historically used in preparing such calculation. Based on such calculations, the parties will calculate the MPCF Per Share NAV and the CVEST Per Share NAV. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the MPCF Per Share NAV divided by (ii) the CVEST Per Share NAV. Following delivery of such calculations, each party will review and, if agreed, confirm in writing its agreement to the Closing MPCF Net Asset Value and the Closing CVEST Net Asset Value. If both parties confirm their agreement on or prior to the date that is five (5) calendar days following the Calculation Deadline (the “Review Period”), such values will become final and binding as of the date of such confirmation (the “Final Determination Date”). If any dispute arises during the Review Period, the parties will negotiate in good faith to resolve such dispute as promptly as practicable.

Each of MPCF and CVEST will use the portfolio valuation policies and procedures approved by the MPCF Board or the CVEST Board, as applicable, for valuing the securities and other assets of MPCF or CVEST, as applicable, as of the date of the Merger Agreement, unless otherwise agreed by each of the CVEST Board and the MPCF Board. As part of such procedures, each MPCF asset will be independently appraised at its fair market value by Lincoln International, a third-party valuation firm.

No certificates or scrip representing fractional CVEST Common Shares will be issued upon the conversion of MPCF Common Shares into the right to receive Class I CVEST Common Shares. In lieu of any such fractional shares, each MPCF Shareholder who would otherwise be entitled to such fractional shares will be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (i) the amount of the fractional share interest in a CVEST Common Share to which such holder would otherwise be entitled, as so rounded pursuant to the immediately following sentence, and (ii) the CVEST Per Share NAV. All fractional shares to which a single MPCF Shareholder as of immediately prior to the Effective Time would be otherwise entitled to receive will be aggregated and calculations will be rounded to three (3) decimal places.

Withholding

CVEST will be entitled to deduct and withhold from any amounts payable to any MPCF Shareholder such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. To the extent that amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to MPCF Shareholders from whom they were withheld.

Representations and Warranties

The Merger Agreement contains representations and warranties by each of CVEST and Merger Sub, on the one hand, and MPCF, on the other hand, subject to specified exceptions and qualifications, relating to, among other things:

•	corporate organization and qualification, including with respect to consolidated subsidiaries;

•	capitalization and subsidiaries;

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power and authority to execute, deliver and perform obligations under the Merger Agreement and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	required government filings and consents;

•	SEC reports;

•	financial statements, including the status of internal controls and disclosure controls and procedures;

•	broker’s fees;

•	absence of certain changes and actions since December 31, 2025;

•	compliance with applicable laws, maintenance of appropriate permits and no disqualifications of affiliated persons;

•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part;

•	tax matters;

•	absence of certain litigation, orders or investigations;

•	employment and labor matters, including with respect to the absence of employees and employee benefit plans;

•	material contracts and certain other types of contracts;

•	insurance coverage;

•	investment assets;

•	state takeover laws;

•	solely in the case of MPCF, absence of dissenters’ rights, appraisal rights or rights of an objecting shareholder;

•	valuation of certain investment assets;

•	bankruptcy matters.

The Merger Agreement contains representations and warranties by the Advisers, subject to specified exceptions and qualifications, relating to:

•	organization and qualification;

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power and authority to execute, deliver and perform obligations under the Merger Agreement and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	compliance with applicable laws and maintenance of appropriate permits;

•	absence of certain litigation, orders or investigations;

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the accuracy of information supplied or to be supplied by the Advisers for inclusion in this joint proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part; and

•	the financial resources of the Advisers.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A hereof, only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

For purposes of the Merger Agreement, “material adverse effect” with respect to CVEST, MPCF or the Advisers, as applicable, means any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its consolidated subsidiaries, taken as a whole, or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Mergers and the other transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:

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changes in general economic, social or political conditions or financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, COVID-19 or any other pandemic (including the impact on economies generally and the results of any actions taken by governmental entities in response thereto);

•	general changes or developments in the industries in which such party and its consolidated subsidiaries operate, including general changes in law across such industries;

•	the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and

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the failure to meet internal or public projections or forecasts for any period (provided that the underlying cause of such failure will be considered in determining whether there is a material adverse effect).

The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its consolidated subsidiaries, taken as whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.

Conduct of Business Pending Completion of the Mergers

Each of CVEST and MPCF has agreed that, until the earlier of the Effective Time and the date, if any, on which the Merger Agreement is terminated, except as may be required by law, as expressly permitted by the Merger Agreement or with the prior written consent of CVEST (with respect to MPCF) and MPCF (with respect to CVEST), which prior written consent will not be unreasonably delayed, conditioned or withheld, it will, and will cause each of its consolidated subsidiaries to, conduct its business in the ordinary course of business and consistent with past practice and each of MPCF’s and CVEST’s investment objectives and policies as publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

In addition, until the earlier of the Effective Time and the date, if any, on which the Merger Agreement is terminated, each of CVEST and MPCF has agreed that, except as may be required by law, as expressly permitted by the Merger Agreement or as previously disclosed, and acting in a manner consistent with the immediately preceding paragraph, it will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of MPCF or CVEST, as applicable (which prior written consent will not be unreasonably delayed, conditioned or withheld):

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other than pursuant to its DRIP as in effect as of the date of the Merger Agreement or in the case of CVEST, issuances of CVEST Common Shares in the ordinary course, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

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make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and its investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or avoid the imposition of any income or excise tax (a “Tax Dividend”) or (C) dividends payable by any of its direct or indirect wholly owned consolidated subsidiaries to it or another direct or indirect wholly owned consolidated subsidiary; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

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sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure permitted indebtedness of it or any of its consolidated subsidiaries;

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acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with its investment objectives and policies as publicly disclosed;

•	amend any of its governing documents or similar governing documents of any of its consolidated subsidiaries;

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implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

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take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the transactions contemplated by the Merger Agreement or (ii) prevent the Mergers from qualifying as a “reorganization” under Section 368(a) of the Code, provided that the foregoing will not preclude it from declaring or paying any Tax Dividend on or before the Closing Date;

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incur any indebtedness for borrowed money or guarantee any indebtedness of another person or entity, except for (i) draw-downs with respect to any previously disclosed financing arrangements existing as of the date of the Merger Agreement, including upsizes thereto, and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) indebtedness that is otherwise permitted pursuant to the terms of the Merger Agreement;

•	make or agree to make any new capital expenditure, other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

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file or amend any material tax return other than in the ordinary course of business and consistent with past practice and its investment objectives and policies as publicly disclosed; make, change or revoke any material tax election; or settle or compromise any material tax liability or refund;

•	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause it to fail to qualify or not be subject to tax as a RIC;

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enter into any new line of business (except for any portfolio companies in which it or any of its consolidated subsidiaries has made a debt or equity investment that is, would or should be reflected in the schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

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other than in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, or as otherwise permitted pursuant to the terms of the Merger Agreement, enter into any material contract;

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other than in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract (other than material contracts related to indebtedness permitted pursuant to the terms of the Merger Agreement);

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settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its consolidated subsidiaries or, after the Effective Time, in the case of MPCF, CVEST, the surviving company or any of their consolidated subsidiaries, and (iii) would not admit liability, guilt or fault;

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except as otherwise expressly contemplated by the Merger Agreement, merge or consolidate it or any of its consolidated subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of it or any of its consolidated subsidiaries;

•	with respect to MPCF, acquire, or agree to acquire, any CVEST Common Shares, and with respect to CVEST, acquire, or agree to acquire, any MPCF Common Shares (other than pursuant to the Merger); or

•	agree to take, make any commitment to take, or adopt any resolutions of its board of trustees authorizing, any of the foregoing actions.

Additional Agreements

Further Assurances; Regulatory Matters

The Merger Agreement contains covenants relating to the preparation of this document, the holding of the CVEST Special Meeting and the MPCF Special Meeting and obtaining certain regulatory and third party consents. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to use reasonable best efforts to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement, and each party must keep the other reasonably apprised of the status of matters relating to completion of the transactions contemplated by the Merger Agreement. The parties and their consolidated subsidiaries are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the transactions contemplated by the Merger Agreement (including the Mergers), other than any consent fees that were previously disclosed.

Shareholder Approval

MPCF has agreed to hold the MPCF Special Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the approval of MPCF Shareholders of the MPCF Proposal. MPCF will be required to use its reasonable best efforts to obtain from MPCF Shareholders the vote required to approve the MPCF Proposal.

Similarly, CVEST has agreed to hold the CVEST Special Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the approval of the CVEST Proposal. CVEST will be required to use its reasonable best efforts to obtain from CVEST Shareholders the vote required to approve the CVEST Proposal.

Indemnification

CVEST has agreed, following the Effective Time, to the fullest extent permitted under applicable law, to indemnify, defend and hold harmless and advance expenses to the present and former trustees and officers of MPCF or any of its consolidated subsidiaries (in each case, when acting in such capacity) (collectively, the “D&O Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities incurred in connection with any proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including in connection with the transactions contemplated by the Merger Agreement). If an indemnified liability arises, (i) CVEST has agreed to advance to the applicable D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable law (so long as such D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advances if he or she is ultimately determined to be not entitled to indemnification and such D&O Indemnified Party complies with other applicable provisions imposed under the 1940 Act and interpretations thereof by the SEC or its staff) and (ii) CVEST and the applicable D&O Indemnified Party will cooperate in the defense of such matter.

No Solicitation

Each of MPCF and CVEST has agreed to, and to cause its affiliates, consolidated subsidiaries, and its and each of their respective officers, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated all discussions or negotiations with any person that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below), and demand the immediate return or destruction (which destruction will be certified in writing to MPCF or CVEST, as applicable) of all confidential information previously furnished to such person (other than MPCF, CVEST or their respective affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to certain exceptions described below, each of MPCF and CVEST has agreed not to, and to cause its respective affiliates, consolidated subsidiaries and its and their respective representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its shareholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other transaction contemplated by the Merger Agreement; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any person or entity (other than CVEST, MPCF and their respective affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any person or entity (other than CVEST, MPCF or their respective affiliates) or with respect to any transaction (other than the transactions contemplated by the Merger Agreement) or (y), unless required by applicable fiduciary duties (in the case of CVEST) or the applicable standard of conduct (in the case of MPCF), waive or release under any standstill or any similar agreement with respect to equity securities of MPCF or CVEST; provided, that, notwithstanding the foregoing, MPCF and CVEST (A) may inform persons or entities of the foregoing restrictions, and (B) are permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to equity securities of MPCF or CVEST, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal. Each of CVEST and MPCF has agreed to, as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the person or entity (or group of persons or entities) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by MPCF, CVEST or their respective affiliates or Representatives in connection with any of the foregoing, and the identity of the person or entity (or group of persons or entities) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of MPCF and CVEST has agreed to keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by MPCF or CVEST and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

Takeover Proposals

MPCF Takeover Proposals

If, prior to the MPCF Special Meeting, (i) MPCF receives an unsolicited bona fide Takeover Proposal from a third party (under circumstances in which MPCF has complied in all material respects with the obligations described under “No Solicitation” above) and (ii) the MPCF Board, including a majority of the MPCF Independent Trustees, determines in good faith, after consultation with its outside legal counsel that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the MPCF Board and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “MPCF Superior Proposal” (as described below), then, so long as certain notice and other procedural requirements are satisfied (including providing notice to CVEST within twenty-four (24) hours after determining that a Takeover Proposal constitutes a MPCF Superior Proposal), MPCF may:

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engage in discussions and negotiations with such third party and provide information in response to a request therefor by such third party if MPCF (A) receives from the third party an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides CVEST a copy of all such information that has not previously been delivered to CVEST simultaneously with delivery to such third party (or its Representatives or affiliates); and

•	adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).

In addition, prior to the MPCF Special Meeting, MPCF may take other actions if the MPCF Board, including a majority of the MPCF Independent Trustees, determines, after consultation with its outside legal counsel, that the continued recommendation of the approval of the MPCF Proposal to MPCF Shareholders would be reasonably likely to be a breach of the standard of conduct applicable to the MPCF Board as a result of a MPCF Superior Proposal, including (A) withdrawing or qualifying (or modifying or amending in a manner adverse to CVEST), or publicly proposing to withdraw or qualify (or modify or amend in a manner adverse to CVEST), the recommendation of the MPCF Board that MPCF Shareholders approve the MPCF Proposal, or (B) failing to include such recommendation in this joint proxy statement/prospectus (collectively with any Takeover Approval, a “MPCF Adverse Recommendation Change”). MPCF may terminate the Merger Agreement and enter into an agreement with a third party who has made a MPCF Superior Proposal, subject to negotiating with CVEST in good faith to amend the Merger Agreement so that the MPCF Superior Proposal is no longer deemed a MPCF Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement will prohibit or restrict the MPCF Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the advisability of the MPCF Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Other than as described above, neither MPCF nor the MPCF Board may make any MPCF Adverse Recommendation Change, and no MPCF Adverse Recommendation Change will change the approval of the MPCF Proposal or any other approval of the MPCF Board, including in any respect that would have the effect of causing any takeover statute or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

CVEST Takeover Proposals

If, prior to the CVEST Special Meeting, (i) CVEST receives an unsolicited bona fide Takeover Proposal from a third party (under circumstances in which CVEST has complied in all material respects with the obligations described under “No Solicitation” above) and (ii) the CVEST Board, including the CVEST Independent Trustees, determines in good faith, after consultation with its outside legal counsel that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the CVEST trustees’ fiduciary duties under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “CVEST Superior Proposal” (as described below), then, so long as certain notice and other procedural requirements are satisfied (including providing notice to MPCF within twenty-four (24) hours after determining that a Takeover Proposal constitutes a CVEST Superior Proposal), CVEST may:

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engage in discussions and negotiations with such third party and provide information in respect to a request therefor by such third party if CVEST (A) receives from the third party an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides MPCF a copy of all such information that has not previously been delivered to MPCF simultaneously with delivery to such third party (or its Representatives or affiliates); and

•	effect a Takeover Approval.

In addition, prior to the CVEST Special Meeting, CVEST may take other actions if the CVEST Board, including a majority of the CVEST Independent Trustees, determines, after consultation with its outside legal counsel, that the continued recommendation of the approval of the CVEST Proposal to CVEST Shareholders would be reasonably likely to be a breach of the CVEST trustees’ fiduciary duties under applicable law as a result of a CVEST Superior Proposal, including (A) withdrawing or qualifying (or modifying or amending in a manner adverse to MPCF), or publicly proposing to withdraw or qualify (or modify or amend in a manner adverse to MPCF), the recommendation of the CVEST Board that CVEST Shareholders approve the CVEST Proposal, or (B) failing to include such recommendation in this joint proxy statement/prospectus (collectively with any Takeover Approval, a “CVEST Adverse Recommendation Change”). CVEST may terminate the Merger Agreement and enter into an agreement with a third party who has made a CVEST Superior Proposal, subject to negotiating with MPCF in good faith to amend the Merger Agreement so that the CVEST Superior Proposal is no longer deemed a CVEST Superior Proposal and satisfying certain other procedural requirements.

Other than in connection with a Takeover Proposal, nothing in the Merger Agreement will prohibit or restrict the CVEST Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the advisability of the CVEST Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Other than as described above, neither CVEST nor the CVEST Board may make any CVEST Adverse Recommendation Change, and no CVEST Adverse Recommendation Change will change the approval of the CVEST Proposal or any other approval of the CVEST Board, including in any respect that would have the effect of causing any takeover statute or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

Related Definitions

For purposes of the Merger Agreement:

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“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or entity or group of persons or entities (other than CVEST or MPCF or any of their respective affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, share acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving MPCF or CVEST, as applicable, or any of such party’s consolidated subsidiaries, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of MPCF or CVEST, as applicable, and its respective consolidated subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, MPCF or CVEST, as applicable, or in any of its consolidated subsidiaries, in each case other than the Merger and the other transactions contemplated by the Merger Agreement.

•

“MPCF Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, MPCF or any of its consolidated subsidiaries or by any of their respective affiliates or Representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of MPCF or more than 75% of the assets of MPCF on a consolidated basis (a) on terms which the MPCF Board determines in good faith to be superior for MPCF Shareholders (in their capacity as shareholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by CVEST as described under “MPCF Takeover Proposals” above), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the MPCF Board to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“CVEST Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, CVEST or any of its consolidated subsidiaries or by any of their respective affiliates or Representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of CVEST or more than 75% of the assets of CVEST on a consolidated basis (a) on terms which the CVEST Board determines in good faith to be superior for CVEST Shareholders (in their capacity as shareholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by MPCF as described under “CVEST Takeover Proposals” above), (b) that is reasonably likely to be consummated

(taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the CVEST Board to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“Intervening Event” means any event, change or development first occurring or arising after the date of the Merger Agreement that is material to CVEST and its consolidated subsidiaries, taken as a whole, or MPCF and its consolidated subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, the party’s board of trustees, as of or prior to the date of the Merger Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date of the Merger Agreement) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to the Merger Agreement; provided, however, that in no event will the following events, changes or developments constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, will be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price of CVEST Common Shares (provided, however, that this clause (b) will not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); or (c) any changes in general economic or political conditions, except to the extent that such changes have a materially disproportionate adverse impact on CVEST and its consolidated subsidiaries, taken as a whole, or MPCF and its consolidated subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which, as applicable, CVEST or MPCF conducts its businesses.

Access to Information

Upon reasonable notice, except as may otherwise be restricted by applicable law, each of CVEST and MPCF will, and will cause its consolidated subsidiaries to, afford to the trustees, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its consolidated subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request, subject to certain exceptions relating to confidentiality and attorney-client privilege or any similar privilege or protection.

Publicity

MPCF, CVEST and the Advisers each will consult with the others before issuing or causing the publication of any press release or other public announcement with respect to the Merger Agreement, the Mergers or the transactions contemplated by the Merger Agreement, except as may be required by applicable law or to the extent that such press release or other public announcement relates to any MPCF Adverse Recommendation Change or CVEST Adverse Recommendation Change made in accordance with the terms of the Merger Agreement, and, to the extent practicable, before such press release or other public announcement is issued or made, CVEST, MPCF or the Advisers, as applicable, will use commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such press release or other public announcement, subject to certain exceptions.

Takeover Statutes and Provisions

Neither CVEST nor MPCF will take any action that would cause the transactions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of CVEST and MPCF will take all necessary steps within its control to exempt (or ensure the continued exemption of) such transactions from, or if necessary challenge the validity or applicability of, any applicable takeover statute.

Tax Matters

It is a condition to the obligations of each of MPCF and CVEST to consummate the Mergers that MPCF and CVEST, respectively, has received a written opinion from Dechert LLP, outside legal counsel to CVEST, in each case dated as of the Closing Date and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code.

During the period through the Effective Time, except as expressly contemplated or permitted by the Merger Agreement, (i) MPCF will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of CVEST take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause MPCF to fail to qualify as a RIC, and (ii) CVEST will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of MPCF, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CVEST to fail to qualify as a RIC.

Unless otherwise required by applicable law or administrative action, (i) each of MPCF, CVEST and Merger Sub will use its reasonable best efforts to cause the Mergers to qualify as a “reorganization” governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of MPCF, CVEST and Merger Sub will report the Mergers for U.S. federal income tax purposes as a “reorganization” governed by Section 368(a) of the Code.

Shareholder Litigation

The parties to the Merger Agreement will reasonably cooperate and consult with one another in connection with the defense and settlement of any proceeding by MPCF Shareholders or CVEST Shareholders against any of them or any of their respective trustees, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of MPCF and CVEST will keep the other party reasonably informed of any material developments in connection with any such proceeding brought by its shareholders and will not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Section 16 Matters

Prior to the Effective Time, the MPCF Board and the CVEST Board will take all such steps as may be required to cause any dispositions of MPCF Common Shares or acquisitions of CVEST Common Shares resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to MPCF or will become subject to such reporting requirements with respect to CVEST, in each case, to be exempt pursuant to Rule 16b-3.

No Other Representations or Warranties

The parties have acknowledged and agreed that except for the representations contained in the Merger Agreement, none of the Advisers, MPCF, CVEST or any of MPCF’s or CVEST’s respective consolidated subsidiaries or any other person or entity acting on behalf of the foregoing makes or has relied on any representation or warranty, express or implied.

Termination of MPCF Agreements

Immediately after the occurrence of the Effective Time, all MPCF agreements, including the Advisory and Sub-advisory Agreements, will be automatically terminated and of no further force and effect.

Coordination of Dividends

CVEST and MPCF will coordinate with each other in designating the record and payment dates for any periodic dividends or distributions to their respective shareholders declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither CVEST nor MPCF will authorize or declare any dividend or distributions to its shareholders after the Determination Date at any time on or before the Closing Date, subject to certain exceptions.

Conditions to Closing the Mergers

Conditions to Each Party’s Obligations to Effect the Mergers

The obligations of CVEST and MPCF to effect the Merger are subject to the satisfaction or, other than with respect to the first bullet point below, waiver, at or prior to the Effective Time, of the following conditions:

•

the required approvals of CVEST Shareholders and MPCF Shareholders, including, with respect to CVEST, the CVEST Proposal and, with respect to MPCF, the MPCF Proposal, are obtained at their respective shareholder meetings;

•

the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective under the Securities Act and applicable state law, and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC or any applicable state securities regulator;

•

no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement is in effect;

•

all regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act); and

•

no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Mergers or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement.

Conditions to Obligations of CVEST and Merger Sub to Effect the Mergers

The obligations of CVEST and Merger Sub to effect the Mergers are also subject to the satisfaction, or waiver by CVEST, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of MPCF pertaining to:

(1)

the capitalization of MPCF are true and correct in all respects (other than de minimis inaccuracies) as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)

the absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to MPCF are true and correct in all respects as of the date of the

Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)

authority, no violation, brokers, appraisal rights and valuation of investments are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)

all other representations of MPCF contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of MPCF are not so true and correct, without regard to any materiality or material adverse effect qualifications stated therein, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to MPCF;

•	MPCF has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of MPCF;

•

CVEST has received a certificate signed on behalf of MPCF by the Chief Executive Officer or the Chief Financial Officer of MPCF to the effect that the conditions set forth in the bullet points above have been satisfied; and

•

CVEST has received the opinion of its counsel, Dechert LLP, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Conditions to Obligations of MPCF to Effect the Merger

The obligation of MPCF to effect the Merger is also subject to the satisfaction, or waiver by MPCF, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of CVEST, Merger Sub and/or the Advisers, as applicable, pertaining to:

(1)

the capitalization of CVEST are true and correct in all respects (other than de minimis inaccuracies) as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)

the absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to CVEST are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)

authority, no violation and, with respect to CVEST and Merger Sub, brokers are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)

all other representations of CVEST, Merger Sub and the Advisers contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of CVEST, Merger Sub and the CVEST Adviser are not so true and correct, without regard to any materiality or material adverse effect qualifications stated therein, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to CVEST, Merger Sub or the CVEST Adviser, as applicable;

•	CVEST, Merger Sub and the CVEST Adviser have performed in all material respects all obligations required to be performed by them under the Merger Agreement at or prior to the Effective Time;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of CVEST or the CVEST Adviser;

•

MPCF has received a certificate signed on behalf of CVEST and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of CVEST to the effect that the conditions set forth in the bullet points above have been satisfied; and

•

MPCF has received the opinion of Dechert LLP, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Frustration of Closing Conditions

None of CVEST, Merger Sub or MPCF may rely on the failure of any condition to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Mergers and the other transactions contemplated by the Merger Agreement.

Termination of the Merger Agreement

Right to Terminate

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the MPCF Proposal by MPCF Shareholders or the CVEST Proposal by CVEST Shareholders:

•

by mutual consent of MPCF and CVEST in a written instrument authorized by each of the MPCF Board and CVEST Board, including a majority of the MPCF Independent Trustees and a majority of CVEST Independent Trustees, respectively;

•	by either MPCF or CVEST, if:

•

any governmental entity that must grant a regulatory approval has denied approval of the transactions contemplated by the Merger Agreement (including the Mergers) and such denial has become final and non-appealable, or any governmental entity of competent jurisdiction has issued a final and non-appealable order, or promulgated any other law that permanently enjoins or otherwise prohibits or makes illegal the consummation of the transactions contemplated by the Merger Agreement;

•	the Merger has not been consummated on or before June 22, 2027 (the “Outside Date”), provided that the right to terminate the Merger Agreement on this basis will not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Outside Date;

•	the requisite MPCF Shareholder approval, including approval of the MPCF Proposal, is not obtained; or

•	the requisite CVEST Shareholder approval, including approval of the CVEST Proposal, is not obtained;

provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations under the Merger Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement;

•	by MPCF, if:

•

CVEST, Merger Sub or the CVEST Adviser breaches any of its respective representations, warranties, covenants and agreements under the Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain MPCF closing conditions, and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by MPCF to CVEST (provided that MPCF is not then in material breach of the Merger Agreement so as to result in the failure of certain CVEST closing conditions);

•

prior to obtaining approval of the CVEST Proposal by CVEST Shareholders (A) a CVEST Adverse Recommendation Change and/or a Takeover Approval occurs, (B) a Takeover Proposal is publicly announced and CVEST fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the CVEST Board that CVEST Shareholders vote in favor of the CVEST Proposal or (C) a tender or exchange offer relating to any shares of CVEST Common Shares has been commenced by a third party and CVEST does not send to CVEST Shareholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the CVEST Board recommends rejection of such tender or exchange offer;

•	CVEST breaches, in any material respect, its obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

•

prior to obtaining approval of the MPCF Proposal by MPCF Shareholders, (A) MPCF is not in material breach of any of the terms of the Merger Agreement and (B) the MPCF Board, including a majority of the MPCF Independent Trustees, properly authorizes MPCF to enter into, and MPCF enters into, a definitive contract with respect to a MPCF Superior Proposal; and

•	by CVEST, if:

•

MPCF or the MPCF Adviser breaches any of its representations, warranties, covenants and agreements under the Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain CVEST closing conditions, and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by CVEST to MPCF (provided that CVEST is not then in material breach of the Merger Agreement so as to result in the failure of certain MPCF closing conditions);

•

prior to obtaining approval of the MPCF Proposal by MPCF Shareholders (A) a MPCF Adverse Recommendation Change and/or a Takeover Approval occurs, (B) a Takeover Proposal is publicly announced and MPCF fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the MPCF Board that MPCF

Shareholders vote in favor of the MPCF Proposal, or (C) a tender or exchange offer relating to any MPCF Common Shares has been commenced by a third party and MPCF does not send to MPCF Shareholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the MPCF Board recommends rejection of such tender or exchange offer;

•	MPCF breaches, in any material respect, its obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

•

prior to obtaining approval of the CVEST Proposal by CVEST Shareholders, (A) CVEST is not in material breach of any of the terms of the Merger Agreement and (B) the CVEST Board, including a majority of the CVEST Independent Trustees, properly authorizes CVEST to enter into, and CVEST enters into, a definitive contract with respect to a CVEST Superior Proposal.

Effect of Termination

If the Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of the Advisers, CVEST, Merger Sub, MPCF, or their respective affiliates or consolidated subsidiaries or any of their respective trustees or officers. However, except as otherwise provided in the Merger Agreement, (1) the Advisers, CVEST and MPCF will remain liable to each other for any damages incurred or suffered by another party arising out of its willful or intentional breach of any provision of the Merger Agreement or its failure or refusal to consummate the Merger Agreement and the transactions contemplated thereby when it was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination of the Merger Agreement.

Amendment of the Merger Agreement

The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of trustees, at any time before or after approval of the CVEST Proposal by CVEST Shareholders or the MPCF Proposal by MPCF Shareholders; provided that after any approval of the CVEST Proposal by CVEST Shareholders or the MPCF Proposal by MPCF Shareholders, there may not be, without further approval of such shareholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Expenses and Fees

All fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Mergers) will be borne equally by the CVEST Adviser and the MPCF Adviser, whether or not the transactions contemplated by the Merger Agreement (including the Mergers) are consummated. Such fees and expenses include: (i) costs and expenses of printing and mailing this joint proxy statement/prospectus and soliciting and tabulating shareholder votes, including the cost of a proxy solicitation firm; (ii) the costs and expenses of convening the shareholder meetings; (iii) filing and other fees paid to the SEC in connection with the Mergers; (iv) all filing and other fees in connection with any filing under the HSR Act; and (v) fees and expenses for legal services to MPCF, CVEST and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby.

ACCOUNTING TREATMENT OF THE MERGERS

The Mergers would be considered asset acquisitions under generally accepted accounting principles with CVEST being the accounting survivor. The Mergers would then be accounted for under the asset acquisition method of accounting by CVEST in accordance with Accounting Standards Codification Topic 805-50, Business Combinations—Related Issues (“ASC 805-50”). Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets’ carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 provides that asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

In connection with the Mergers, the outstanding MPCF Common Shares would be exchanged for newly issued Class I CVEST Common Shares. The aggregate NAV of the CVEST Common Shares received by MPCF Shareholders in connection with the Mergers would equal the aggregate NAV of MPCF Common Shares held by MPCF Shareholders immediately prior to the Mergers. MPCF’s and CVEST’s respective NAVs would each take into account transaction related expenses. The consideration paid by CVEST would be allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example, cash) and would not give rise to goodwill.

The final allocation of the purchase price would be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of MPCF’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of MPCF as compared to the information shown in this joint proxy statement/prospectus may occur. CVEST would exclude any adjustments to the cost basis of the acquired MPCF investments established by ASC 805 as a result of the Mergers from the calculation of its incentive fee on both pre-incentive fee net investment income and on any incentive fee on capital gains, with such exclusion to be implemented through, for example, a future amendment to CVEST’s investment advisory agreement with the CVEST Adviser then in effect, or another reasonable method.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Certain Material U.S. Federal Income Tax Consequences of the Mergers

For purposes of this discussion, a “U.S. shareholder” or “U.S. holder” is a beneficial owner of MPCF Common Shares or CVEST Common Shares who for U.S. federal income tax purposes is:

•	a citizen or individual resident of the United States;

•	a corporation, or an entity treated as a corporation, created or organized in or under the laws of the United States or any State or the District of Columbia;

•

a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

For purposes of this discussion, a “non-U.S. shareholder” or “non-U.S. holder” means a beneficial owner of MPCF Common Shares or CVEST Common Shares that is neither a U.S. shareholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds MPCF Common Shares or CVEST Common Shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding MPCF Common Shares or CVEST Common Shares, you should consult your tax advisor.

This discussion addresses only those MPCF Shareholders and CVEST Shareholders that hold their MPCF Common Shares or CVEST Common Shares as a capital asset within the meaning of Section 1221 of the Code, and does not address all the U.S. federal income tax consequences that may be relevant to particular MPCF Shareholders or CVEST Shareholders in light of their individual circumstances or to MPCF Shareholders or CVEST Shareholders that are subject to special rules, such as:

•	financial institutions;

•	pass-through entities and investors in such entities;

•	insurance companies;

•	tax-exempt organizations;

•	controlled foreign corporations and passive foreign investment companies;

•	real estate investment trusts;

•	RICs;

•	mutual funds;

•	pension plans and trusts;

•	dealers in securities;

•	traders in securities that elect to use a mark to market method of accounting;

•	persons who exercise dissenters’ rights;

•	persons that hold MPCF Common Shares or CVEST Common Shares as part of a straddle, hedge, constructive sale or conversion transaction;

•	United States expatriates or former citizens or residents of the United States;

•	U.S. shareholders whose functional currency is not the U.S. dollar;

•

a person required to accelerate the recognition of any item of gross income with respect to MPCF Common Shares or CVEST Common Shares as a result of such income being recognized on an applicable financial statement;

•	persons who are not U.S. shareholders (except as otherwise disclosed below under “—Non-U.S. Shareholders”); and

•

persons who acquired their MPCF Common Shares or CVEST Common Shares through the exercise of an employee stock option or otherwise as compensation or through a tax-qualified retirement plan, individual retirement accounts or other tax-deferred accounts.

In addition, the discussion does not address any alternative minimum tax, gift or estate tax, or any state, local or foreign tax consequences of the Mergers, nor does it address any tax consequences arising under Medicare tax on net investment income.

The following discussion is based on the Code, its legislative history, existing and proposed regulations thereunder and published rulings and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of this discussion.

Qualification of the Mergers as a Reorganization under Section 368(a) of the Code

CVEST and MPCF intend for the Mergers, taken together, to qualify as a reorganization within the meaning of Section 368(a) of the Code. It is a condition to the obligation of each of MPCF and of CVEST to consummate the Mergers that MPCF and CVEST has each received a written opinion from Dechert LLP, outside legal counsel to CVEST, in each case dated as of the Closing Date and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. These opinions will be based on facts and representations contained in representation letters provided by CVEST and MPCF and on customary factual assumptions, including that the fair market value of the CVEST Common Shares received by MPCF Shareholders in the Mergers will equal or exceed 40% of the aggregate consideration in the Mergers.

Accordingly, each MPCF Shareholder should consult its tax advisor with respect to the particular tax consequence of the Mergers to such holder.

The remainder of this disclosure assumes that the Mergers qualify as a “reorganization” under Section 368(a) of the Code.

Tax Consequences if the Mergers Qualify as a Reorganization

If the Mergers, taken together, are treated as a reorganization within the meaning of Section 368(a) of the Code, the tax consequences for MPCF Shareholders who are U.S. holders and receive CVEST Common Shares in exchange for MPCF Common Shares pursuant to the Mergers are as follows:

•

no gain or loss will be recognized by the holders of MPCF Common Shares upon the conversion of their MPCF Common Shares into CVEST Common Shares, except to the extent such holders are paid cash in lieu of fractional CVEST Common Shares in the Mergers;

•

the aggregate basis of the CVEST Common Shares received in the Mergers will be the same as the aggregate basis of the MPCF Common Shares for which they are exchanged, decreased by any basis attributable to fractional interests in CVEST Common Shares for which cash is received; and

•	the holding period of CVEST Common Shares received in exchange for MPCF Common Shares will include the holding period of the MPCF Common Shares for which they are exchanged.

If the MPCF Shareholders acquired different blocks of MPCF Common Shares at different times or at different prices, such holders’ basis and holding period in their CVEST Common Shares will be determined by reference to each block of MPCF Common Shares.

Cash Received in Lieu of a Fractional CVEST Common Share

An MPCF Shareholder who receives cash in lieu of a fractional CVEST Common Share will generally be treated as having received the fractional share pursuant to the Mergers and then as having sold that fractional CVEST Common Share for cash. As a result, an MPCF Shareholder will generally recognize gain or loss equal to the difference between the amount of cash received and the basis in his or her fractional share interest as set forth above. Except as described above, this gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares is greater than one year. The deductibility of capital losses is subject to limitations.

Backup Withholding and Information Reporting

Payments of cash to an MPCF Shareholder may, under certain circumstances, be subject to information reporting and backup withholding, unless the holder provides proof of an applicable exemption satisfactory to CVEST and the exchange agent or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

If the Mergers, taken together, qualify as a reorganization, an MPCF Shareholder who receives CVEST Common Shares as a result of the Mergers will be required to retain records pertaining to the Mergers. Each MPCF Shareholder who is required to file a U.S. federal income tax return and who is a “significant holder” that receives CVEST Common Shares in the Mergers will be required to file a statement with such U.S. federal income tax return in accordance with U.S. Treasury Regulations Section 1.368-3 setting forth such holder’s basis in, and the fair market value of, the MPCF Common Shares that are exchanged for CVEST Common Shares by such significant holder (in each case, determined immediately prior to the exchange) in the MPCF Common Shares that are exchanged for CVEST Common Shares by such significant holder. A “significant holder” is an MPCF Shareholder who, immediately before the Mergers, owned at least 1% of the outstanding MPCF Common Shares or securities of MPCF with a basis for federal income taxes of at least $1.0 million.

Non-U.S. Shareholders

Gain recognized by a non-U.S. shareholder upon the exchange of MPCF Common Shares pursuant to the Mergers generally should not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a U.S. trade or business of such non-U.S. shareholder (and, if required by an applicable income tax treaty, the non-U.S. shareholder maintains a permanent establishment in the United States to which such gain is attributable), in which case the non-U.S. shareholder generally should be subject to tax on such gain in the same manner as a U.S. shareholder and, if the non-U.S. shareholder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

•

the non-U.S. shareholder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Mergers and certain other requirements are met, in which case the non-U.S. shareholder generally should be subject to U.S. federal income tax at a rate of 30%

(or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. shareholder, if any, provided the non-U.S. shareholder has timely filed U.S. federal income tax returns with respect to such losses; or

•

MPCF is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the Mergers and (ii) the non-U.S. shareholder’s holding period in the MPCF Common Shares, and the non-U.S. shareholder owned (directly, indirectly or constructively) more than 5% of the outstanding MPCF Common Shares at any time during the applicable period. Although there can be no assurances in this regard, MPCF does not believe that it is or was during the last five years a “United States real property holding corporation” for U.S. federal income tax purposes.

A non-U.S. shareholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to the Merger Consideration received by such holder pursuant to the Mergers, unless such non-U.S. shareholder certifies under penalties of perjury that it is a non-U.S. shareholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such non-U.S. shareholder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (or “FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (as “IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner or provide the withholding agent with identifying information on each greater than 10% U.S. owner. Non-U.S. shareholders should consult their tax advisors regarding the potential application of FATCA withholding on amounts received by such holders in connection with the Mergers.

Limitations on Utilization of Loss Carryforwards and Unrealized Losses

The Mergers may result in potential limitations on (i) the ability of CVEST to use its loss carryforwards and, if CVEST has a “net unrealized built-in loss” at the time of the Mergers, to recognize any capital losses on the disposition of its assets to the extent the losses are realized within five years following the Mergers and are attributable to unrealized capital losses inherent in the tax basis of such assets at the time of the Mergers and (ii) on the ability of CVEST’s taxable subsidiaries to use their net operating loss carryforwards. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for both capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of CVEST’s (or CVEST’s taxable subsidiaries, as the case may be) equity immediately prior to the Mergers and the “long-term tax-exempt rate,” as published monthly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers.

If MPCF has a “net unrealized built-in gain” (as defined under Section 382 of the Code) at the time of the Mergers, CVEST will be prohibited from using (i) its own capital loss carryforwards and (ii) if CVEST has a

“net unrealized built-in loss” at the time of the Mergers, CVEST’s unrealized losses (once realized), against the unrealized gains in MPCF’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers. In addition, if CVEST has a “net unrealized built-in gain” at the time of the Mergers, CVEST, as the surviving company, will be prohibited from using (i) MPCF’s capital loss carryforwards and (ii) if MPCF has a “net unrealized built-in loss” at the time of the Mergers, MPCF’s unrealized losses (once realized), against the unrealized gains in CVEST’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers.

The ability of CVEST to use its or MPCF’s losses in the future depends upon a variety of factors that cannot be known in advance. Even if CVEST is able to utilize its or MPCF’s capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both MPCF Shareholders and CVEST Shareholders following the Mergers. Therefore, a CVEST Shareholder or MPCF Shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Mergers did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of CVEST’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by MPCF capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

MPCF had no capital loss carryforwards as of December 31, 2025.

Distribution of Income and Gains

MPCF’s tax year is expected to end as a result of the Mergers. MPCF generally will be required to declare to MPCF Shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), in order to maintain MPCF’s treatment as a RIC during its tax year ending with the date of the Mergers and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Moreover, if CVEST has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Mergers and you acquire CVEST Common Shares in the Mergers, a portion of your subsequent distributions from CVEST may, in effect, be a taxable return of part of your investment. Similarly, if you acquire CVEST Common Shares in the Mergers when CVEST holds appreciated securities, you may receive a taxable return of part of your investment if and when CVEST sells the appreciated securities and distributes the realized gain.

U.S. Federal Income Taxation of an Investment in CVEST Common Shares

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to CVEST, to CVEST’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in CVEST Common Shares.

Election to be Taxed as a RIC

CVEST has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, CVEST generally will not have to pay corporate-level U.S. federal income taxes on any income that CVEST distributes to CVEST Shareholders from its taxable earnings and profits. To qualify as a RIC, CVEST must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, CVEST must distribute to CVEST Shareholders, for each taxable year, at least the sum of 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, and 90% of its net exempt interest income, if any, (the “Annual Distribution Requirement”). Even if CVEST qualifies as a RIC, CVEST generally will be subject to corporate-level U.S. federal income tax on its undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that CVEST qualifies as a RIC and satisfies the Annual Distribution Requirement, CVEST will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (which generally is defined as net long-term capital gain in excess of net short-term capital loss) that it timely distributes to shareholders. CVEST will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to CVEST Shareholders.

CVEST will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which CVEST paid no U.S. federal income tax. CVEST will generally review the benefits of avoiding excise tax against the costs of paying such tax.

In order to be treated as a RIC for U.S. federal income tax purposes, CVEST must, among other things:

•	elect to be treated as a RIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies (including but not limited to gain from options, futures and forward contracts) and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•

no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by CVEST and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

To the extent that CVEST invests in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), CVEST generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by CVEST directly. In addition, CVEST generally must take into account its proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which CVEST is a partner for purposes of the Diversification Tests.

In determining whether or not a RIC is in compliance with the Diversification Tests, the 90% Income Test and the Annual Distribution Requirement, a RIC may take into consideration certain cure provisions contained in the Code.

In order to meet the 90% Income Test, CVEST may establish one or more special purpose corporations to hold assets from which CVEST does not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through such a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore CVEST can expect to achieve a reduced after-tax yield on such investments.

CVEST may be required to recognize taxable income in circumstances in which CVEST does not receive a corresponding payment in cash. For example, if CVEST hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), CVEST must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by CVEST in the same taxable year. CVEST may also have to include in income other amounts that CVEST has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. CVEST anticipates that a portion of CVEST’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in CVEST’s investment company taxable income for the year of the accrual, CVEST may be required to make a distribution to CVEST Shareholders in order to satisfy the Annual Distribution Requirement, even though CVEST will not have received any corresponding cash amount. As a result, CVEST may have difficulty meeting the Annual Distribution Requirement necessary to obtain and maintain RIC tax treatment under the Code. CVEST may have to sell some of its investments at times and/or at prices CVEST would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If CVEST is not able to obtain cash from other sources, CVEST may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Furthermore, a portfolio company in which CVEST invests may face financial difficulty that requires CVEST to work-out, modify or otherwise restructure its investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in CVEST’s recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by CVEST from warrants acquired by CVEST as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long CVEST held a particular warrant.

CVEST’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, CVEST’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by CVEST.

If CVEST acquires investments in “passive foreign investment companies” (“PFICs”) (including equity tranche investments in CLO vehicles that are PFICs), CVEST may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by CVEST to CVEST Shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require CVEST to recognize its share of the PFIC’s income for each year regardless of whether CVEST receives any distributions from such PFIC. CVEST must nonetheless distribute such income to maintain its status as a RIC.

If CVEST holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), CVEST may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to CVEST’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If CVEST is required to include such deemed distributions from a CFC in its income, CVEST will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If CVEST is required to include amounts in income prior to receiving distributions representing such income, CVEST may have to sell some of its investments at times and/or at prices CVEST would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If CVEST is not able to obtain cash from other sources, CVEST may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

In addition, as discussed above, to qualify as a RIC, CVEST must, among other thing, satisfy the 90% Income Test. Although the Code generally provides that the income inclusions from a PFIC for which CVEST has made a qualifying fund election (such a PFIC, a “QEF”) or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distributes such income to CVEST in the same taxable year in which the income is included in CVEST’s income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if CVEST does not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. The IRS and U.S. Treasury Department have issued regulations that provide that the income inclusions from a QEF or a CFC will be good income for purposes of the 90% Income Test if CVEST receives a cash distribution from such entity in the same year attributable to the included income or the included income is derived with respect to CVEST’s business of investing in stocks and securities. Accordingly, under current law, CVEST believes that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test whether or not such income is distributed by the QEF or CFC during the taxable year.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time CVEST accrues income, expenses, or other liabilities denominated in a foreign currency and the time CVEST actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although CVEST does not presently expect to do so, CVEST is authorized to borrow funds and to sell assets in order to satisfy its distribution requirements. However, under the 1940 Act, CVEST is not permitted to make distributions to CVEST Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Business—Regulation as a Business Development Company—Limitations on Leverage” and “Senior Securities” in Part I, Item 1 of CVEST’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Moreover, CVEST’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of CVEST’s portfolio and/or (2) other requirements relating to CVEST’s status as a RIC, including the Diversification Tests. If CVEST disposes of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, CVEST may make such dispositions at times that, from an investment standpoint, are not advantageous.

If CVEST fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, CVEST will be subject to tax in that year on all of its taxable income, regardless of whether CVEST makes any distributions to CVEST Shareholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to CVEST Shareholders. See “—Failure To Obtain RIC Tax Treatment” below.

As a RIC, CVEST is not allowed to carry forward or carry back a net operating loss for purposes of computing its investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. However, future transactions CVEST engages in may cause its ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of CVEST’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause CVEST to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. CVEST will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that CVEST invests in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” the consequences of an investment in the partnership will depend upon the amount and type of income of the partnership allocable to CVEST and its proportionate share of the underlying assets of the partnership. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect CVEST’s qualification as a RIC. CVEST intends to monitor its investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent CVEST’s disqualification as a RIC.

CVEST may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring CVEST to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Shareholders

Whether an investment in CVEST Common Shares is appropriate for a U.S. shareholder will depend upon that person’s particular circumstances. An investment in CVEST Common Shares by a U.S. shareholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in CVEST Common Shares by taxable U.S. shareholders and not by U.S. shareholders that are generally exempt from U.S. federal income taxation. U.S. shareholders should consult their own tax advisors before making an investment in CVEST Common Shares.

Distributions by CVEST generally are taxable to U.S. shareholders as ordinary income or capital gain. Distributions of CVEST’s “investment company taxable income” (which is, generally, CVEST’s ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. shareholders to the extent of CVEST’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by CVEST to noncorporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (currently at a maximum tax rate of 20%) provided that CVEST properly reports such distributions as “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by CVEST will be attributable to qualifying dividends; therefore, CVEST’s distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of CVEST’s net capital gain (which is generally CVEST’s net long-term capital gain in excess of net short-term capital loss) properly reported by CVEST as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gain (currently at a maximum rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. shareholder’s holding period for his, her or its CVEST Common Shares and regardless of whether paid in cash or reinvested in additional CVEST Common Shares. Distributions in excess of CVEST’s current and accumulated earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s CVEST Common Shares and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. shareholder.

U.S. shareholders who receive distributions in the form of stock generally are subject to the same federal income tax consequences as are shareholders who elect to receive their distributions in cash. The U.S. shareholder will have an adjusted tax basis in the additional CVEST Common Shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Although CVEST currently intends to distribute any long-term capital gain at least annually, CVEST may in the future decide to retain some or all of its long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, CVEST will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by CVEST. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or its common stock. Since CVEST expects to pay tax on any retained capital gain at the regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual U.S. shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. shareholder’s liability for U.S. federal income tax. A U.S. shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to timely file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes CVEST paid. In order to utilize the deemed distribution approach, CVEST must provide written notice to CVEST Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. CVEST cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, CVEST may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If CVEST makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by CVEST in October, November or December of any calendar year, payable to U.S. shareholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by CVEST’s U.S. shareholders on December 31 of the year in which the dividend was declared.

CVEST may have the ability to declare a large portion of a distribution in CVEST Common Shares to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may generally be as low as 20% based on certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of CVEST’s current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. shareholders will be taxed on the distribution as if the entire distribution was a cash distribution, even though most of the distribution was paid in CVEST Common Shares.

If an investor purchases CVEST Common Shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its CVEST Common Shares. The amount of gain or loss will be measured by the difference between such U.S. shareholder’s adjusted tax basis in the CVEST Common Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of CVEST Common Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of CVEST Common Shares may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, U.S. shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in CVEST Common Shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. shareholders. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the 21% rate also applied to ordinary income.

Noncorporate U.S. shareholders with net capital loss for a year (capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

When CVEST is not a publicly offered regulated investment company for any taxable year, a noncorporate U.S. shareholder’s pro rata portion of CVEST’s affected expenses, including CVEST’s management fees, will be treated as an additional dividend to the shareholder and will not be deductible by such shareholder. A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. Certain expenses (including advisory fees), referred to as miscellaneous itemized deductions generally are not deductible by noncorporate U.S. shareholders, including individuals, trusts, and estates. CVEST does not anticipate that it will initially constitute a publicly offered regulated investment company although it is possible that it may qualify at some point in the future.

CVEST (or the applicable withholding agent) will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by CVEST generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

CVEST (or the applicable withholding agent) may be required to withhold U.S. federal income tax, or backup withholding, from all distributions to any noncorporate U.S. shareholder (1) who fails to furnish CVEST with a correct taxpayer identification number or a certificate that such U.S. shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies CVEST that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury Regulations, if a U.S. shareholder recognizes a loss with respect to CVEST Common Shares of $2 million or more for a noncorporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Internal Revenue Service Form 8886 (or successor form). Direct shareholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Whether an investment in the shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in CVEST Common Shares. Distributions of CVEST’s “investment company taxable income” (which excludes net capital gain) to non-U.S. shareholders that are not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of CVEST’s current and accumulated earnings and profits, unless an applicable exception applies. However, CVEST generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a non-U.S. shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a non-U.S. shareholder, in each case only to the extent that such distributions are properly reported by CVEST as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met. No certainty can be provided that any of CVEST’s distributions will be reported as eligible for this exception.

Actual or deemed distributions of CVEST’s net capital gain to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of CVEST Common Shares, that are not effectively connected with a U.S. trade or business carried on by the non-U.S. shareholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a U.S. resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.

If CVEST distributes its net capital gain in the form of deemed rather than actual distributions (which CVEST may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder’s allocable share of the tax CVEST pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and timely file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in CVEST Common Shares may not be appropriate for a non-U.S. shareholder.

Distributions of CVEST’s “investment company taxable income” and net capital gain (including deemed distributions) to non-U.S. shareholders, and gains realized by non-U.S. shareholders upon the sale of CVEST Common Shares that are “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate non-U.S. shareholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a noncorporate non-U.S. shareholder, CVEST may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

CVEST may have the ability to declare a large portion of a distribution in CVEST Common Shares to satisfy the Annual Distribution Requirement. If a portion of such dividend is paid in cash (which portion may be as low as 20% under certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of CVEST’s current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. shareholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in CVEST Common Shares.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in CVEST Common Shares.

A non-U.S. shareholder who is a nonresident alien individual or foreign corporation may be subject to information reporting and withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides CVEST or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the withholding tax include U.S.-source interest and dividends. [While withholding under FATCA would also have applied to payments of gross proceeds from the sale or other taxable disposition of MPCF Common Shares and CVEST Common Shares, proposed United States Treasury Regulations (upon which taxpayers may rely until final regulations are issued) eliminate FATCA withholding on gross proceeds entirely.] The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a non-U.S. shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in CVEST Common Shares.

Failure To Obtain RIC Tax Treatment

If CVEST were unable to obtain tax treatment as a RIC, CVEST would be subject to tax on all of its taxable income at regular corporate rates. CVEST would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to CVEST Shareholders as dividend income to the extent of CVEST’s current and accumulated earnings and profits (in the case of noncorporate U.S. shareholders, at a maximum rate applicable to qualified dividend income of 20%, provided certain holding period and other requirements are met). Subject to certain limitations under the Code, corporate shareholders would be eligible for the dividends-received deduction.

Distributions in excess of CVEST’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If CVEST fails to meet the RIC requirements for more than two consecutive years and then seeks to re-qualify as a RIC, CVEST would be required to recognize gain to the extent of any unrealized appreciation in its assets unless CVEST made a special election to pay corporate-level U.S. federal income tax on any such unrealized appreciation during the succeeding five-year period.

APPROVAL OF THE CVEST PROPOSAL

CVEST is asking CVEST Shareholders to approve the CVEST Proposal pursuant to which MPCF will merge with and into CVEST, with CVEST continuing as the surviving corporation. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each MPCF Common Share issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in “Description of the Merger Agreement—Merger Consideration.” For more information on the CVEST Shareholder vote required for approval of the CVEST Proposal, see “The CVEST Special Meeting—Vote Required.”

Approval of the CVEST Proposal is required for completion of the Mergers. In the event the CVEST Proposal is approved by CVEST Shareholders, but the Merger Agreement is terminated prior to the Closing, the Mergers will not be completed.

Required Vote

CVEST Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the CVEST Proposal. The affirmative vote by the holders of more than fifty percent (50%) of the outstanding CVEST Common Shares entitled to vote on the CVEST Proposal is required for approval of the CVEST Proposal.

Abstentions and broker non-votes, if any, will have the same effect as votes “against” the CVEST Proposal. Proxies received will be voted “FOR” the approval of the CVEST Proposal unless CVEST Shareholders designate otherwise.

After careful consideration, the CVEST Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of CVEST, unanimously recommends that CVEST Shareholders approve the CVEST Proposal.

APPROVAL OF THE MPCF PROPOSAL

MPCF is asking MPCF Shareholders to approve the Mergers and the transactions contemplated by the Merger Agreement. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each MPCF Common Share issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.” For more information on the MPCF Shareholder vote required for approval of the MPCF Proposal, see “The MPCF Special Meeting—Vote Required.”

Approval of the MPCF Proposal is required for the completion of the Mergers.

Required Vote

MPCF Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the MPCF Proposal. The approval of the MPCF Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of MPCF. Under the 1940 Act, a “majority of the outstanding voting securities” of MPCF is the lesser of: (1) 67% of the MPCF Common Shares at the MPCF Special Meeting if the holders of more than 50% of the MPCF Common Shares are present or represented by proxy, or (2) more than 50% of the MPCF Common Shares.

Abstentions and broker non-votes, if any, will have the same effect as votes “against” the MPCF Proposal. Proxies received will be voted “FOR” the approval of the MPCF Proposal unless MPCF Shareholders designate otherwise.

After careful consideration, the MPCF Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of MPCF, unanimously recommends that MPCF Shareholders approve the MPCF Proposal.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

CVEST

Price Range of CVEST Common Shares

There is currently no market for CVEST’s securities, and CVEST does not expect that a market for CVEST Common Shares will develop in the future. CVEST is prohibited under the 1940 Act from selling its CVEST Common Shares at an offering price, after deducting selling commissions and dealer manager fees, that is below its NAV per share attributable to CVEST Common Shares unless CVEST obtains shareholder approval. In connection with any issuance of CVEST Common Shares, the CVEST Board or a committee thereof will review the then current offering price per share against the current estimated NAV per share attributable to CVEST Common Shares to ensure that CVEST was not selling CVEST Common Shares at a price which, after deducting selling commissions and dealer manager fees, was below CVEST’s NAV per share.

The following table summarizes CVEST’s distributions declared during the years ended December 31, 2024 and 2025, and three months ended March 31, 2026:

Class I CVEST Common Shares Distributions declared for Class I shares for the year ended December 31, 2024, totaled approximately $6,285 (dollars in thousands). The following table reflects cash distributions, including dividends and returns of capital, if any, per Class I share that have been declared by our Board for the period ended December 31, 2024:

Date Declared	Record Date	Payment Date	Per Share Amount
March 27, 2024	March 27, 2024	March 28, 2024	$0.54
June 27, 2024	June 27, 2024	June 28, 2024	$0.48
September 27, 2024	September 27, 2024	September 30, 2024	$0.60
December 30, 2024	December 30, 2024	December 31, 2024	$0.33

Distributions declared for Class I shares for the year ended December 31, 2025, totaled approximately $35,316 (dollars in thousands). The following table reflects cash distributions, including dividends and returns of capital, if any, per share that have been declared by our Board for the year ended December 31, 2025:

Date Declared	Record Date	Payment Date	Per Share Amount
January 29, 2025	January 30, 2025	February 21, 2025	$0.16
February 27, 2025	February 27, 2025	March 24, 2025	$0.17
March 27, 2025	March 28, 2025	April 24, 2025	$0.20
April 28, 2025	April 29, 2025	May 22, 2025	$0.21
May 28, 2025	May 29, 2025	June 23, 2025	$0.22
June 25, 2025	June 27, 2025	July 23, 2025	$0.21
July 24, 2025	July 30, 2025	August 25, 2025	$0.21
August 27, 2025	August 28, 2025	September 25, 2025	$0.21
September 29, 2025	September 29, 2025	October 24, 2025	$0.20
October 29, 2025	October 29, 2025	November 24, 2025	$0.20
November 26, 2025	November 26, 2025	December 23, 2025	$0.21
December 30, 2025	December 30, 2025	January 23, 2026	$0.22

Distributions declared for Class I shares for the three-months ended March 31, 2026, totaled approximately $11,708 (dollars in thousands). The following table reflects cash distributions, including dividends and returns of capital, if any, per share that have been declared by our Board for the three-months ended March 31, 2026:

Date Declared	Record Date	Payment Date	Per Share Amount
January 29, 2026	January 29, 2026	February 23, 2026	$0.2104
February 26, 2026	February 26, 2026	March 26, 2026	$0.2067
March 30, 2026	March 30, 2026	April 22, 2026	$0.2113

Dividend Reinvestment Plan

Pursuant to CVEST’s DRIP, CVEST reinvests all cash dividends or distributions declared by the CVEST Board on behalf of CVEST Shareholders who do not elect to receive their distributions in cash. As a result, if the CVEST Board declares a distribution, then CVEST Shareholders who have not elected to “opt out” of the CVEST DRIP will have their distributions automatically reinvested in additional CVEST Common Shares. See “Dividend Reinvestment Plan of CVEST and MPCF” for additional information regarding CVEST’s DRIP.

As of the CVEST Record Date, CVEST had [6] holders of CVEST Common Shares of record, which did not include shareholders for whom shares are held in nominee or “street” name.

MPCF

Price Range of MPCF Common Shares

There is currently no market for MPCF Common Shares, and MPCF does not expect that a market for MPCF Common Shares will develop in the future. MPCF is prohibited under the 1940 Act from selling MPCF Common Shares at an offering price, after deducting selling commissions and dealer manager fees, that is below MPCF’s NAV per share unless MPCF obtains MPCF Shareholder approval. In connection with any issuance of MPCF Common Shares, the MPCF Board or a committee thereof will review the then current offering price per share against the current estimated NAV per share to ensure that MPCF was not selling MPCF Common Shares at a price which, after deducting selling commissions and dealer manager fees, was below its NAV per share.

The following table summarizes MPCF’s distributions declared during the years ended December 31, 2024 and 2025, and three months ended March 31, 2026:

Date Declared	Record Date	Payment Date	Dividend Per Share
March 30, 2026	March 27, 2026	April 22, 2026	$0.4909
December 31, 2025
March 28, 2025	March 27, 2025	April 22, 2025	$0.3833
June 27, 2025	June 26, 2025	July 22, 2025	$0.3733
September 29, 2025	September 26, 2025	October 21, 2025	$0.4071
December 30, 2025	December 29, 2025	January 23, 2026	$0.5075
December 31, 2024
March 27, 2024	March 26, 2024	April 19, 2024	$0.2035
June 27, 2024	June 26, 2024	July 22, 2024	$0.4029
September 27, 2024	September 26, 2024	October 21, 2024	$0.4372
December 30, 2024	December 27, 2024	January 23, 2025	$0.5932

Dividend Reinvestment Plan

Pursuant to MPCF’s DRIP, MPCF reinvests all cash dividends or distributions declared by the MPCF Board on behalf of MPCF Shareholders who do not elect to receive their distributions in cash. As a result, if the MPCF Board declares a distribution, then MPCF Shareholders who have not elected to “opt out” of the MPCF DRIP will have their distributions automatically reinvested in additional MPCF Common Shares. See “Dividend Reinvestment Plan of CVEST and MPCF” for additional information regarding MPCF’s DRIP.

As of the MPCF Record Date, MPCF had 3 shareholders of record, which did not include shareholders for whom shares are held in nominee or “street” name.

MANAGEMENT OF CVEST AND MPCF

Please refer to “Management” in CVEST’s most recent prospectus dated as of April 30, 2026 which is incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of CVEST. Please refer to Part III—“Item 10. Directors, Executive Officers and Corporate Governance” and “Item 11. Executive Compensation” in MPCF’s Annual Report on Form 10-K (file no. 814-01664) for the fiscal year ended December 31, 2025, which is incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of MPCF.

PORTFOLIO MANAGEMENT

CVEST

CVEST’s investment activities are managed by the CVEST Adviser, the investment adviser to CVEST. The CVEST Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The CVEST Adviser is an affiliate of Manulife | Comvest Credit Partners. The CVEST Adviser manages CVEST’s day-to-day operations and provides CVEST with investment advisory and management services pursuant to the Investment Management Agreement. In particular, the CVEST Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. Furthermore, pursuant to the Investment Management Agreement, the CVEST Adviser may also provide certain administrative services to CVEST not otherwise provided by the fund’s administrator.

The CVEST Adviser may also depend upon Manulife | Comvest Credit Partners to obtain access to investment opportunities originated by the professionals of Manulife | Comvest Credit Partners. Subject to the overall supervision of CVEST’s Board, the CVEST Adviser manages CVEST’s day-to-day operations and provides investment advisory and management services to CVEST.

Investment Committee

The management of CVEST’s investment portfolio is the responsibility of the CVEST Adviser and its Investment Committee. The Investment Committee is currently comprised of Michael Falk, Jason Gelberd, Tom Goila, Lee Landrum, Robert O’Sullivan, Greg Reynolds, and Cecilio Rodriguez. While the Investment Committee utilizes a consensus-driven approach, investment decisions generally require majority approval of the Investment Committee. The Investment Committee will meet regularly to vet new investment opportunities, and evaluate strategic initiatives and actions taken by the CVEST Adviser on CVEST’s behalf. The day-to-day management of investments approved by the Investment Committee is overseen by the Investment Team.

The table below shows the dollar range of Common Shares owned by the Investment Committee as of December 31, 2025:

Name of Investment Committee Member	Dollar Range of Equity Securities(1)
Michael Falk	None
Jason Gelberd	None
Tom Goila	None
Lee Landrum	None
Robert O’Sullivan	None
Greg Reynolds	None
Cecilio Rodriguez	None

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

Other Accounts Managed by the Investment Committee

The members of the Investment Committee also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Michael Falk

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered Investment companies	—	—	—	—
Other pooled investment vehicles(1)	29	$12,125,607,341	24	$10,994,795,321
Other accounts	3	$555,508,577	2	$514,000,561

Cecilio Rodriguez

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered Investment companies	—	—	—	—
Other pooled investment vehicles(1)	29	$12,125,607,341	24	$10,994,795,321
Other accounts	3	$555,508,577	2	$514,000,561

Jason Gelberd

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered Investment companies	—	—	—	—
Other pooled investment vehicles(1)	19	$10,851,729,857	16	$9,724,692,313
Other accounts	3	$555,508,577	2	$514,000,561

Greg Reynolds

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered Investment companies	—	—	—	—
Other pooled investment vehicles(1)	19	$10,851,729,857	16	$9,724,692,313
Other accounts	3	$555,508,577	2	$514,000,561

Tom Goila

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered Investment companies	—	—	—	—
Other pooled investment vehicles(1)	19	$10,851,729,857	16	$9,724,692,313
Other accounts	3	$555,508,577	2	$514,000,561

Robert O’Sullivan

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered Investment companies	—	—	—	—
Other pooled investment vehicles(1)	18	$10,607,999,145	15	$9,480,961,601
Other accounts	3	$555,508,577	2	$514,000,561

Lee Landrum

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered Investment companies	—	—	—	—
Other pooled investment vehicles(1)	19	$10,851,729,857	16	$9,724,692,313
Other accounts	3	$555,508,577	2	$514,000,561

(1)	Includes management investment companies that have elected to be regulated as business development companies under the 1940 Act.

Members of the Investment Committee Who Are Not Our Trustees or Executive Officers

Michael Falk.

Michael Falk is the Co-Founder and Senior Advisor of Manulife | Comvest Credit Partners. He has played active board roles with many of Manulife | Comvest Credit Partners’ noted investments. Mr. Falk co-founded Manulife | Comvest Credit Partners’ predecessor firm, Commonwealth Associates, in 1988. Under his direction, Commonwealth Associates led equity or equity related investment transactions to finance operations, acquisitions and/or restructuring of more than 100 technology, healthcare, and service-related lower middle market businesses.

Mr. Falk is Co-Trustee of the Michael and Annie Falk Foundation. The foundation is dedicated to improving the lives of children through delivery of high-quality early education, preserving our environment by protecting animals and conserving natural resources, and supporting many other community-based causes. The foundation also supports and funds nonprofit organizations responding to environmental emergencies that adversely affect families and negatively impact the environment. In addition to these endeavors, Mr. Falk has supported various causes at institutions of higher learning, including scholarships at Queens College and establishing a research laboratory in environmental exposomics—an assessment of the effects of environmental contaminants on human health—at Duke University’s Nicholas School of the Environment. Mr. Falk is also a member of the Board of the West Palm Beach Police Foundation. Mr. Falk received a B.A. in Economics from Queens College and has pursued further education through Stanford University’s Executive Program for small businesses and Harvard Business School’s CEO program.

Tom Goila.

Tom Goila is a Partner and serves as a member of the Manulife | Comvest Credit Partners’ direct lending strategy’s investment committee. He is responsible for originating, structuring and managing investments for Manulife | Comvest Credit Partner’s direct lending strategy. Prior to joining Manulife | Comvest Credit Partners, Mr. Goila was a Senior Restructuring and Finance Consultant for a healthcare focused specialty finance firm. Mr. Goila also served over nine years at Goldman Sachs, starting as a Vice President and then as a Director in the Specialty Lending Group where he focused on healthcare investing. Previous experience includes healthcare finance roles at BNP Paribas and First Union. Mr. Goila received a B.A. in accounting from Furman University.

Lee Landrum.

Lee Landrum is a Partner and serves as a member of the Manulife | Comvest Credit Partners’ direct lending strategy’s and special opportunities investment committees. Prior to joining Manulife | Comvest Credit Partners, Mr. Landrum was a Managing Partner of Tennenbaum Capital Partners (TCP), where he led its Global Investor Relations team and all fundraising and investor activity. He joined BlackRock (the successor organization) upon the sale of TCP to BlackRock. Previously, Mr. Landrum held senior investment positions at The Carlyle Group and Babson Capital Management. Lee began his career in investment banking at First Union. Mr. Landrum received an M.B.A from Vanderbilt University and a B.A. from the University of Georgia.

Compensation

All of the Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, the CVEST Adviser and/or Manulife | Comvest Credit Partners. None of the Investment Committee members receive any direct compensation from CVEST.

MPCF

MPCF’s investment activities are managed by the MPCF Adviser, the investment adviser to MPCF. The MPCF Adviser (i) determines the composition of MPCF’s portfolio, the nature and timing of the changes to MPCF’s portfolio, and the manner of implementing such changes, (ii) identifies, evaluates, and negotiates the structure of the investments it makes (including performing due diligence on its prospective portfolio investments), (iii) closes, monitors and administers the investments it makes, including the exercise of any voting or consent rights, (iv) when and where applicable, restructures investments it makes, and (v) determines the investments and other assets that it purchases, retains or sells. The MPCF Adviser entered into a sub-advisory agreement with the MPCF Subadvisor, in which the MPCF Subadvisor manages the investment and reinvestment of the assets of MPCF, subject to the supervision of the MPCF Board and the MPCF Adviser. The MPCF Subadvisor formulates and implements a continuous investment program for MPCF consistent with MPCF’s investment objective and policies.

Investment Personnel

The management of MPCF’s investment portfolio is the responsibility of the MPCF Investment Committee which is comprised of six members (currently, Vipon Ghai, Brian Albert, Joe Romic, Mike King, Jeff Bottcher and Ryan Reko). The members of the Investment Committee are not employed by MPCF and receive no compensation from MPCF in connection with their portfolio management activities. Biographical information relating to the Investment Committee members can be found further below.

Investment Committee

Investment opportunities and follow-on investments in existing portfolio companies will generally require approval of the Investment Committee. The investment personnel may also evaluate investment opportunities to reach the investment conclusion. The Investment Committee will meet regularly to consider MPCF’s investments, direct MPCF’s strategic initiatives and supervise the actions taken by the MPCF Adviser on MPCF’s behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by the MPCF Adviser and monitors the performance of MPCF’s investment portfolio. The day-to-day management of investments approved by the Investment Committees will be overseen by investment personnel.

The members of the Investment Committee primarily responsible for the day-to-day management of MPCF also manage other registered investment companies, other pooled investment vehicles and other accounts.

Other Accounts Managed by the Investment Committee

The members of the Investment Committee also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of

December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Vipon Ghai
Type of Account	Number of Accounts	Assets of Accounts	Assets Subject to a performance Fee
Registered Investment companies	1	$320,000,000	$320,000,000
Other pooled investment vehicles(1)	3	$609,000,000	$609,000,000
Other accounts	4	$206,000,000	$176,000,000

Brian Albert
Type of Account	Number of Accounts	Assets of Accounts	Assets Subject to a performance Fee
Registered Investment companies	1	$320,000,000	$320,000,000
Other pooled investment vehicles(1)	3	$609,000,000	$609,000,000
Other accounts	4	$206,000,000	$176,000,000

Joe Romic
Type of Account	Number of Accounts	Assets of Accounts	Assets Subject to a performance Fee
Registered Investment companies	1	$320,000,000	$320,000,000
Other pooled investment vehicles(1)	3	$609,000,000	$609,000,000
Other accounts	4	$206,000,000	$176,000,000

Mike King
Type of Account	Number of Accounts	Assets of Accounts	Assets Subject to a performance Fee
Registered Investment companies	1	$320,000,000	$320,000,000
Other pooled investment vehicles(1)	3	$609,000,000	$609,000,000
Other accounts	4	$206,000,000	$176,000,000

Jeff Bottcher
Type of Account	Number of Accounts	Assets of Accounts	Assets Subject to a performance Fee
Registered Investment companies	1	$320,000,000	$320,000,000
Other pooled investment vehicles(1)	3	$609,000,000	$609,000,000
Other accounts	4	$206,000,000	$176,000,000

Ryan Reko
Type of Account	Number of Accounts	Assets of Accounts	Assets Subject to a performance Fee
Registered Investment companies	1	$320,000,000	$320,000,000
Other pooled investment vehicles(1)	3	$609,000,000	$609,000,000
Other accounts	4	$206,000,000	$176,000,000

(1)	Includes management investment companies that have elected to be regulated as business development companies under the 1940 Act.

Members of the Investment Committee Who Are Not Trustees or Executive Officers of MPCF

Vipon Ghai, Senior Managing Director—Mr. Ghai is Senior Managing Director and Global Head of Private Equity at Manulife. He is responsible for a portfolio and team that manages over US$25 billion in private equity, mezzanine and private credit investments. In addition, Mr. Ghai also serves on the Investment Committees of all Private Equity and Credit products including the Senior Loans strategy. Mr. Ghai is a Certified Public Accountant (CPA, CMA) and a Chartered Financial Analyst (CFA) and holds an Honours Bachelor of Business Administration degree from Wilfrid Laurier University. He has over 31 years of experience including 24 years in Private Equity, 4 years in Corporate and Investment Banking and 3 years of operational experience. Mr. Ghai is currently and has been on the Board of Directors of several public and private companies in the US and Canada.

Brian Albert, Managing Director—Mr. Albert is responsible for sourcing, evaluating, negotiating, and monitoring of private equity and mezzanine investments. Mr. Albert joined Manulife in 2011, and was previously employed at Bain & Company, where he was a member of the private equity group. In this position, Mr. Albert worked with clients to evaluate investment opportunities and drive strategic and operational changes at portfolio companies. Before joining Bain & Company, he was a Senior Analyst in the Transaction Advisory Services practice at Ernst & Young. Mr. Albert received a bachelor’s degree in Economics from Bucknell University and an MBA from the University of Chicago’s Booth School of Business. Mr. Albert is a CFA charterholder.

Joe Romic, Managing Director—Mr. Romic is a managing director, primarily responsible for managing the marketing and origination functions of the senior credit business. He joined Manulife Investment Management PE&C in January 2017 and has 31 years of experience. Prior to joining Manulife, Joe spent over 25 years originating, underwriting, closing, and managing senior debt, subordinated debt and minority equity investments to support private equity sponsors in their acquisitions of middle market companies. During this time, he also participated in control equity investing as well as distressed account management. Most recently, Joe spent over 8 years at American Capital, where he served as a managing director in the sponsor finance group. Prior to joining American Capital, he spent 4 years as a director in the Goldman Sachs specialty lending group and 13 years in the sponsor finance units of GE Capital and Heller Financial. Joe spent over 2 years at the start of his career with KPMG Peat Marwick on the audit staff. Joe received a bachelor of science in Accounting from Illinois Wesleyan University and a Masters of Management from Kellogg Graduate School of Management at Northwestern University.

Mike King, Managing Director—Mr. King is a managing director, primarily responsible for managing the underwriting and portfolio management functions of the senior credit business. He joined Manulife Investment Management PE&C in January 2017 and has 29 years of experience. Prior to joining Manulife, Mike was head of the loan products group at BMO Global Asset Management, where he was primarily involved in credit selection, portfolio management, and fund raising, taking AUM from $0 to $1 billion across three separate middle market CLO vehicles. Prior to BMO, Mike spent nearly 20 years in key senior credit management roles at leading middle market debt providers, including Pangaea Asset Management (founder), GE Antares, Antares Capital, PPM America, and First National Bank of Chicago. He was an investment committee member at both BMO and Pangaea. Mike received a bachelor’s degree in Economics from Marquette University and an MBA in Finance from DePaul University.

Jeff Bottcher, Managing Director—Mr. Bottcher is a managing director, responsible for leading transaction underwritings and portfolio management for the senior credit business. He joined Manulife Investment Management PE&C in March 2017 and has 19 years of experience in accounting and leveraged lending. Prior to joining Manulife, Jeff was a senior vice president at Antares Capital (and its predecessors), where he spent over 12 years underwriting middle market leveraged loans to private equity-owned companies. Jeff received a bachelor’s degree in History from Wake Forest University.

Ryan Reko, CFA, Managing Director—Mr. Reko is a managing director, responsible for leading transaction underwritings and portfolio management for the senior credit business. He joined Manulife Investment

Management PE&C in March 2017 and has 16 years of experience. Prior to joining Manulife, Ryan was a director in the sponsor finance group at CIT Group, where he led a team of individuals in underwriting and portfolio management, and he spent 10 years underwriting middle market leveraged loans for private equity-sponsored transactions. Ryan received a bachelor of science in Finance from University of Colorado at Boulder and a master of science in Finance from Villanova University. Ryan is a CFA charterholder.

The table below shows the dollar range of MPCF Common Shares owned by the Investment Committee as of December 31, 2025:

Name of Investment Committee Member	Dollar Range of Equity Securities(1)
Vipon Ghai	None
Brian Albert	None
Joe Romic	None
Mike King	None
Jeff Bottcher	None
Ryan Reko	None

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

Compensation

All of the Investment Committee members have financial interests in, and may receive compensation and/or profit distributions from, the MPCF Subadvisor. None of the Investment Committee members receive any direct compensation from MPCF.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF CVEST

The information in “Notes to Consolidated Financial Statements—Note 4. Related Party Transactions” in Part II to CVEST’s Annual Report on Form 10-K (file no. 814-01669) for the fiscal year ended December 31, 2025 is incorporated herein by reference.

BUSINESS OF CVEST

The information in “Item 1. Business” and “Item 3. Legal Proceedings” in Part I of CVEST’s Annual Report on Form 10-K (file no. 814-01669) for the fiscal year ended December 31, 2025 and “Item 1. Legal Proceedings” in Part II of CVEST’s Quarterly Report on Form 10-Q (file no. 814-01669) for the quarter ended March 31, 2026 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF CVEST

The information in “Notes to Consolidated Financial Statements—Note 10. Financial Highlights” in Part II to CVEST’s Annual Report on Form 10-K (file no. 814-01669) for the fiscal year ended December 31, 2025 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CVEST

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of CVEST’s Annual Report on Form 10-K (file no. 814-01669) for the fiscal year ended December 31, 2025 and the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of CVEST’s Quarterly Report on Form 10-Q (file no. 814-01669) for the fiscal quarter ended March 31, 2026 is incorporated herein by reference.

SENIOR SECURITIES OF CVEST

Information about CVEST’s senior securities is shown as of the dates indicated in the below tables. This information about CVEST’s senior securities should be read in conjunction with CVEST’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of CVEST as incorporated by reference herein. An audit report on the senior securities table as of 2025 and 2024 will be included in a future pre-effective amendment to the registration statement of which this joint proxy statement/prospectus is a part.

The following is a summary of CVEST’s senior securities as of December 31, 2025:

	Total Amount Outstanding (in thousands)	Asset Coverage Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Market Value Per Unit(3)
Credit Facility	$88,000	$1,971	$—	N/A
Secured Borrowings	$—	$—	$—	N/A
	$88,000	$1,971	$—	N/A

The following is a summary of CVEST’s senior securities as of December 31, 2024:

	Total Amount Outstanding (in thousands)	Asset Coverage Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Market Value Per Unit(3)
Credit Facility	$160,100	$1,910	$—	N/A
Secured Borrowings	$63,237	$1,910	$—	N/A
	$223,337	$3,820	$—	N/A

(1)

Asset coverage per unit is the ratio of the carrying value of CVEST’s total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(2)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(3)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES OF CVEST

The following table sets forth certain information as of March 31, 2026 for each portfolio company in which CVEST had an investment. Other than these investments, CVEST’s only formal relationships with its portfolio companies are the managerial assistance CVEST may provide upon request and the board observer or participation rights it may receive in connection with CVEST’s investments. Percentages shown for class of securities held by CVEST represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
Debt Investments(5)
First Lien Senior Secured
Ag Bells LLC – Revolving Credit Line(6)	2400 North Broadway Street Pittsburg, KS 66762 United States	Consumer Services	SOFR + 4.75% (0.75% floor)	8.42%	8/19/2030	$—	0.0%	$(10)	$—
Ag Bells LLC – Term Loan	2400 North Broadway Street Pittsburg, KS 66762 United States	Consumer Services	SOFR + 4.75% (0.75% floor)	8.42%	8/19/2031	10,306	2.2%	10,211	10,306
Allbridge, LLC – Delayed Draw Term Loan(6)	c/o Marlin Equity Partners 1301 Manhattan Ave. Hermosa Beach, California 90254	Telecommunication Services	SOFR + 5.50% (1.00% floor)	9.20%	6/5/2030	—	0.0%	(1)	—
Allbridge, LLC – Revolving Credit Line(6)	c/o Marlin Equity Partners 1301 Manhattan Ave. Hermosa Beach, California 90254	Telecommunication Services	SOFR + 5.50% (1.00% floor)	9.20%	6/5/2030	—	0.0%	(1)	—
Allbridge, LLC – Term Loan(7)	c/o Marlin Equity Partners 1301 Manhattan Ave. Hermosa Beach, California 90254	Telecommunication Services	SOFR + 5.50% (1.00% floor)	9.20%	6/5/2030	1,759	0.4%	1,743	1,759
Allied OMS Intermediate Company, LLC – Delayed Draw Term Loan(6)	1460 Main Street, Suite 202 Southlake, TX 76092 United States	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.89%	12/12/2030	—	0.0%	(13)	(27)
Allied OMS Intermediate Company, LLC – Revolving Credit Line(6)	1460 Main Street, Suite 202 Southlake, TX 76092 United States	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.89%	12/12/2030	—	0.0%	(8)	(9)
Allied OMS Intermediate Company, LLC – Term Loan	1460 Main Street, Suite 202 Southlake, TX 76092 United States	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.89%	12/12/2030	8,114	1.7%	8,041	8,041
Ampler QSR Holdings LLC – Revolving Credit Line(6)	2400 North Broadway Street Pittsburg, KS 66762 United States	Consumer Services	SOFR + 5.00% (0.75% floor)	8.67%	8/19/2030	—	0.0%	(14)	(6)
Ampler QSR Holdings LLC – Term Loan	2400 North Broadway Street Pittsburg, KS 66762 United States	Consumer Services	SOFR + 5.00% (0.75% floor)	8.67%	8/19/2031	10,468	2.2%	10,372	10,426
Archtop Fiber Intermediate LLC – Delayed Draw Term Loan(6)	300 Enterprise Dr, Kingston, NY 12401 United States	Telecommunication Services	SOFR + 6.25% (2.75% floor)	9.92%	4/1/2030	3,005	0.6%	2,907	2,923
Archtop Fiber Intermediate LLC – Term Loan	300 Enterprise Dr, Kingston, NY 12401 United States	Telecommunication Services	SOFR + 6.25% (2.75% floor)	9.92%	4/1/2030	4,508	1.0%	4,432	4,454
Armanino Advisory LLC – Delayed Draw Term Loan(6)(13)	2799 Camino Ramon, Suite 350 San Ramon, California 94583	Commercial & Professional Services	SOFR + 5.75% (1.00% floor)	9.42%	10/18/2029	498	0.1%	473	498
Armanino Advisory LLC – Revolving Credit Line(6)(13)	2799 Camino Ramon, Suite 350 San Ramon, California 94583	Commercial & Professional Services	SOFR + 5.75% (1.00% floor)	9.43%	10/18/2029	1,037	0.2%	1,010	1,037

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
Armanino Advisory LLC – Term Loan(13)	2799 Camino Ramon, Suite 350 San Ramon, California 94583	Commercial & Professional Services	SOFR + 5.75% (1.00% floor)	9.42%	10/18/2029	$13,274	2.8%	$13,081	$13,274
Aspire General Holding Company LLC – Delayed Draw Term Loan(6)	8885 Haven Ave, STE 250 Rancho Cucamonga, CA 91730 United States	Insurance	SOFR + 6.00% (2.00% floor)	9.70%	8/1/2030	—	0.0%	(23)	(5)
Aspire General Holding Company LLC – Revolving Credit Line(6)	8885 Haven Ave, STE 250 Rancho Cucamonga, CA 91730 United States	Insurance	SOFR + 6.00% (2.00% floor)	9.70%	8/1/2030	—	0.0%	(6)	(1)
Aspire General Holding Company LLC – Term Loan	8885 Haven Ave, STE 250 Rancho Cucamonga, CA 91730 United States	Insurance	SOFR + 6.00% (2.00% floor)	9.70%	8/1/2030	18,066	3.9%	17,902	18,030
Batteries Plus Holding Corporation – Revolving Credit Line(6)(8)	1325 Walnut Ridge Drive Hartland, WI 53029	Technology Hardware & Equipment	SOFR + 6.75% (1.00% floor)	10.52%	6/27/2028	12	0.0%	12	12
Batteries Plus Holding Corporation – Term Loan(7)(8)	1325 Walnut Ridge Drive Hartland, WI 53029	Technology Hardware & Equipment	SOFR + 6.75% (1.00% floor)	10.52%	6/27/2028	470	0.1%	467	470
BHP Management Holdings, LLC – Delayed Draw Term Loan(7)(8)	2101 Magnolia Avenue South, Ste 518 Birmingham, AL 35205	Health Care Equipment & Services	SOFR + 4.50% (1.00% floor)	8.35%	10/27/2028	718	0.2%	715	711
BHP Management Holdings, LLC – Term Loan(7)(8)	2101 Magnolia Avenue South, Ste 518 Birmingham, AL 35205	Health Care Equipment & Services	SOFR + 4.50% (1.00% floor)	8.35%	10/27/2028	1,243	0.3%	1,238	1,232
Billhighway, LLC – Delayed Draw Term Loan(8)	5435 Corporate Dr. Ste. 300 Troy, MI 48098	Software & Services	SOFR + 5.25% (1.00% floor)	8.92%	2/8/2029	60	0.0%	60	60
Billhighway, LLC – Revolving Credit Line(6)(8)	5435 Corporate Dr. Ste. 300 Troy, MI 48098	Software & Services	SOFR + 5.25% (1.00% floor)	8.92%	2/8/2029	—	0.0%	(1)	—
Billhighway, LLC – Term Loan(8)	5435 Corporate Dr. Ste. 300 Troy, MI 48098	Software & Services	SOFR + 5.25% (1.00% floor)	8.92%	2/8/2029	958	0.2%	949	957
Bishop Street Underwriters LLC – Delayed Draw Term Loan	667 Madison Avenue, 16th Floor New York, NY 10065 United States	Financial Services	SOFR + 5.25% (1.00% floor)	8.92%	7/31/2031	6,829	1.5%	6,767	6,788
Bishop Street Underwriters LLC – Term Loan	667 Madison Avenue, 16th Floor New York, NY 10065 United States	Financial Services	SOFR + 5.25% (1.00% floor)	8.92%	7/31/2031	10,217	2.2%	10,122	10,156
Brown & Root Industrial Services, LLC – Revolving Credit Line(6)	4171 Essen Lane, Suite 1100 Baton Rouge, LA 70809 United States	Commercial & Professional Services	SOFR + 5.00% (1.00% floor)	8.67%	10/3/2030	1,644	0.3%	1,586	1,580
Brown & Root Industrial Services, LLC – Term Loan	4171 Essen Lane, Suite 1100 Baton Rouge, LA 70809 United States	Commercial & Professional Services	SOFR + 5.00% (1.00% floor)	8.70%	10/3/2030	18,723	3.9%	18,466	18,442
Calidris Investment Partners Holdings Ltd – Term Loan(9)(23)	16 Burnaby Street, Hamilton HM11, Bermuda	Insurance	SOFR + 7.50%	11.20%	12/31/2030	8,251	1.7%	8,129	8,146
Cardiology Management Holdings, LLC – Delayed Draw Term Loan A(7)(8)	2730 Ambassador Caffery Parkway Lafayette, LA 70506	Health Care Equipment & Services	SOFR + 5.75% (1.00% floor)	9.60%	1/31/2029	483	0.1%	477	483
Cardiology Management Holdings, LLC – Delayed Draw Term Loan B(7)(8)	2730 Ambassador Caffery Parkway Lafayette, LA 70506	Health Care Equipment & Services	SOFR + 5.75% (1.00% floor)	9.60%	1/31/2029	473	0.1%	468	473
Cardiology Management Holdings, LLC – Term Loan(7)(8)	2730 Ambassador Caffery Parkway Lafayette, LA 70506	Health Care Equipment & Services	SOFR + 5.75% (1.00% floor)	9.60%	1/31/2029	685	0.1%	676	685

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
CheckedUp, Inc – Delayed Draw Term Loan(7)(8)	450 Seventh Avenue, Suite 1601 New York City, New York 10123	Media & Entertainment	SOFR + 5.00% (1.00% floor)	8.77%	10/20/2027	$242	0.1%	$241	$242
CheckedUp, Inc – Revolving Credit Line(6)(8)	450 Seventh Avenue, Suite 1601 New York City, New York 10123	Media & Entertainment	SOFR + 5.00% (1.00% floor)	8.77%	10/20/2027	110	0.0%	110	110
CheckedUp, Inc – Term Loan(7)(8)	450 Seventh Avenue, Suite 1601 New York City, New York 10123	Media & Entertainment	SOFR + 5.00% (1.00% floor)	8.77%	10/20/2027	864	0.2%	862	864
Complete Paper Inc. – Term Loan	44 Milton Avenue, Suite 307 Alpharetta, GA 30009 United States	Materials	SOFR + 5.00% (0.75% floor)	8.67%	2/4/2031	19,800	4.0%	19,553	18,473
Compu–Link Corporation – Revolving Credit Line(6)	3900 Capital City Blvd Lansing, MI 48906 United States	Financial Services	SOFR + 6.00% (1.00% floor)	9.68%	4/4/2030	—	0.0%	(19)	(24)
Cooper’s Hawk Intermediate Holding,LLC – Delayed Draw Term Loan(6)	3500 Lacey Rd., Suite 1000 Downers Grove, IL 60515 United States	Consumer Services	SOFR + 5.50% (0.75% floor)	9.17%	7/29/2031	—	0.0%	(12)	(31)
Cooper’s Hawk Intermediate Holding,LLC – Revolving Credit Line(6)	3500 Lacey Rd., Suite 1000 Downers Grove, IL 60515 United States	Consumer Services	SOFR + 5.50% (0.75% floor)	9.17%	7/29/2031	N–14–	0.0%	(25)	(31)
Cooper’s Hawk Intermediate Holding,LLC – Term Loan	3500 Lacey Rd., Suite 1000 Downers Grove, IL 60515 United States	Consumer Services	SOFR + 5.50% (0.75% floor)	9.17%	7/29/2031	21,263	4.5%	20,979	20,901
CRA Funding 1, LLC – Term Loan	75 Rockefeller Plaza, 16th Floor, New York, NY 10022 United States	Financial Services	SOFR + 4.75% (2.00% floor)	8.42%	3/16/2029	26,952	5.8%	26,744	26,917
CrossLink Professional Tax Solutions, LLC – Revolving Credit Line(6)	2000 N. Alafaya Trail, Suite #150 Orlando, FL 32826	Software & Services	SOFR + 5.25% (1.00% floor)	8.95%	6/30/2028	—	0.0%	(10)	(8)
CrossLink Professional Tax Solutions, LLC – Term Loan	2000 N. Alafaya Trail, Suite #150 Orlando, FL 32826	Software & Services	SOFR + 5.25% (1.00% floor)	8.95%	6/30/2028	9,020	1.9%	8,949	8,966
D4C Dental Brands, Inc. – Revolving Credit Line(6)	1350 Spring Street NW, Suite 750 Atlanta, GA 30309	Health Care Equipment & Services	SOFR + 4.50% (3.00% floor)	8.21%	11/27/2029	713	0.2%	699	711
D4C Dental Brands, Inc. – Term Loan	1350 Spring Street NW, Suite 750 Atlanta, GA 30309	Health Care Equipment & Services	SOFR + 4.50% (3.00% floor)	8.23%	11/27/2029	19,681	4.2%	19,531	19,662
Diesco Industries Ltd. – Term Loan(9)(19)	Calle Anibal de Espinosa #301, Villas Agricolas Santo Domingo, Dominican Republic	Food, Beverage & Tobacco	SOFR + 6.50% (2.00% floor)	10.20%	12/31/2029	25,334	5.3%	25,046	24,878
Diesco Industries Ltd. – Term Loan B(9)(19)	Calle Anibal de Espinosa #301, Villas Agricolas Santo Domingo, Dominican Republic	Food, Beverage & Tobacco	SOFR + 6.50% (2.00% floor)	10.20%	12/31/2029	1,378	0.3%	1,360	1,353
Discovery SL Management, LLC – Delayed Draw Term Loan A(7)	3461 Bonita Bay Blvd, STE 100 Bonita Springs, FL 34134	Health Care Equipment & Services	SOFR + 4.75% (1.00% floor)	8.42%	3/18/2030	354	0.1%	352	354
Discovery SL Management, LLC – Delayed Draw Term Loan B(6)	3461 Bonita Bay Blvd, STE 100 Bonita Springs, FL 34134	Health Care Equipment & Services	SOFR + 4.75% (1.00% floor)	8.42%	3/18/2030	1,162	0.2%	1,155	1,162

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
Discovery SL Management, LLC – Delayed Draw Term Loan C(6)	3461 Bonita Bay Blvd, STE 100 Bonita Springs, FL 34134	Health Care Equipment & Services	SOFR + 4.75% (1.00% floor)	8.42%	3/18/2030	$—	0.0%	$(14)	$—
Discovery SL Management, LLC – Revolving Credit Line(6)	3461 Bonita Bay Blvd, STE 100 Bonita Springs, FL 34134	Health Care Equipment & Services	SOFR + 4.75% (1.00% floor)	8.42%	3/18/2030	—	0.0%	(6)	—
Discovery SL Management, LLC – Term Loan(7)	3461 Bonita Bay Blvd, STE 100 Bonita Springs, FL 34134	Health Care Equipment & Services	SOFR + 4.75% (1.00% floor)	8.42%	3/18/2030	2,115	0.5%	2,097	2,115
DMA Holding Company – Revolving Credit Line	676 N. Michigan Avenue, Ste. 3300 Chicago, Illinois 60611	Software & Services	SOFR + 7.00% (1.00% floor)	10.77%	7/19/2028	115	0.0%	113	110
DMA Holding Company – Term Loan	676 N. Michigan Avenue, Ste. 3300 Chicago, Illinois 60611	Software & Services	SOFR + 7.00% (1.00% floor)	10.77%	7/19/2028	1,039	0.2%	1,025	992
Drive Assurance Corporation – Term Loan(7)(9)	c/o Milestone Partners 797 East Lancaster Ave., Suite 200 Villanova, PA 19085	Insurance	SOFR + 7.00% (2.00% floor)	10.67%	7/10/2030	3,645	0.8%	3,618	3,645
eHealthInsurance Services, Inc. – Revolving Credit Line	13620 Ranch Road 620 N, Ste A250 Austin, TX 78717 United States	Insurance	SOFR + 6.50% (2.00% floor)	10.17%	12/29/2028	13,148	2.8%	12,967	12,938
Ensemble Music Schools LLC – Delayed Draw Term Loan B	2380 Quitman St Denver, CO 80212 United States	Consumer Services	SOFR + 5.50% (1.00% floor)	9.17%	3/28/2030	4,209	0.9%	4,154	4,180
Ensemble Music Schools LLC – Revolving Credit Line(6)	2380 Quitman st Denver, CO 80212 United States	Consumer Services	SOFR + 5.50% (1.00% floor)	9.17%	3/28/2030	—	0.0%	(17)	(10)
Ensemble Music Schools LLC – Term Loan	2380 Quitman st Denver, CO 80212 United States	Consumer Services	SOFR + 5.50% (1.00% floor)	9.17%	3/28/2030	9,066	1.9%	8,953	9,003
FloWorks International, LLC – Delayed Draw Term Loan	6002 Rogerdale Rd. Ste 450 Houston, TX 77072	Capital Goods	SOFR + 4.75% (0.75% floor)	8.42%	11/26/2031	2,409	0.5%	2,399	2,380
FloWorks International, LLC – Term Loan	6002 Rogerdale Rd. Ste 450 Houston, TX 77072	Capital Goods	SOFR + 4.75% (0.75% floor)	8.42%	11/26/2031	19,080	4.0%	18,922	18,851
Fullsteam Operations LLC – Delayed Draw Term Loan(6)	540 Devall Dr., Ste. 301 Auburn, AL 36832 United States	Software & Services	SOFR + 5.25% (0.75% floor)	8.89%	8/8/2031	—	0.0%	(26)	(190)
Fullsteam Operations LLC – Revolving Credit Line(6)	540 Devall Dr., Ste. 301 Auburn, AL 36832 United States	Software & Services	SOFR + 5.25% (0.75% floor)	8.89%	8/8/2031	—	0.0%	(17)	(63)
Fullsteam Operations LLC – Term Loan	540 Devall Dr., Ste. 301 Auburn, AL 36832 United States	Software & Services	SOFR + 5.25% (0.75% floor)	8.89%	8/8/2031	17,308	3.6%	17,149	16,737
HAH Group Holding Company, LLC – Term Loan(10)	33 S. State St., Fifth Floor Chicago, Illinois 60603	Health Care Equipment & Services	SOFR + 5.00%	8.67%	9/24/2031	9,875	1.8%	9,752	8,487
Handgards, LLC – Term Loan	901 Hawkins Blvd El Paso, TX 79915 United States	Materials	SOFR + 4.75% (1.00% floor)	8.42%	4/10/2031	21,465	4.6%	21,374	21,465
Hasa Acquisition, LLC – Delayed Draw Term Loan(6)(8)	c/o Wind Point Partners 676 N. Michigan Avenue, Suite 3700 Chicago, IL 60611	Capital Goods	SOFR + 4.50% (1.00% floor)	8.17%	1/10/2029	12	0.0%	10	11
Hasa Acquisition, LLC – Revolving Credit Line(6)(8)	c/o Wind Point Partners 676 N. Michigan Avenue, Suite 3700 Chicago, IL 60611	Capital Goods	SOFR + 4.50% (1.00% floor)	8.16%	1/10/2029	103	0.0%	101	102
Hasa Acquisition, LLC – Term Loan(7)(8)	c/o Wind Point Partners 676 N. Michigan Avenue, Suite 3700 Chicago, IL 60611	Capital Goods	SOFR + 4.50% (1.00% floor)	8.16%	1/10/2029	1,382	0.3%	1,364	1,377

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
Heathos LLC – Revolving Credit Line(6)	12660 Crabapple Rd, Ste B200 Alpharetta, GA 30004 United States	Health Care Equipment & Services	SOFR + 4.75% (1.00% floor)	8.42%	9/19/2031	$—	0.0%	$(10)	$(13)
Heathos LLC – Term Loan	12660 Crabapple Rd, Ste B200 Alpharetta, GA 30004 United States	Health Care Equipment & Services	SOFR + 4.75% (1.00% floor)	8.42%	9/19/2031	12,128	2.5%	11,962	11,910
Hornblower Sub LLC – Revolving Credit Line(6)	Pier 3, The Embarcadero San Francisco, CA94111	Transportation	SOFR + 5.50% (1.00% floor)	9.18%	7/3/2029	455	0.1%	452	431
Hornblower Sub LLC – Term Loan(7)	Pier 3, The Embarcadero San Francisco, CA94111	Transportation	SOFR + 5.50% (1.00% floor) + 1.50% PIK	9.15%	7/3/2029	2,874	0.6%	2,854	2,725
Integrity Marketing Acquisition, LLC – Delayed Draw Term Loan(6)	911 Cypress Waters Blvd, Ste 450, Dallas, TX 75019 United States	Financial Services	SOFR + 5.00% (0.75% floor)	8.67%	8/25/2028	—	0.0%	(3)	—
Integrity Marketing Acquisition, LLC – Revolving Credit Line(6)	911 Cypress Waters Blvd, Ste 450, Dallas, TX 75019 United States	Financial Services	SOFR + 5.00% (0.75% floor)	8.67%	8/25/2028	—	0.0%	(1)	—
Integrity Marketing Acquisition, LLC – Term Loan	911 Cypress Waters Blvd, Ste 450, Dallas, TX 75019 United States	Financial Services	SOFR + 5.00% (0.75% floor)	8.67%	8/25/2028	17,936	3.8%	17,928	17,936
Juvare, LLC – Delayed Draw Term Loan(6)	211 Perimeter Center Parkway, Suite 700 Atlanta, GA 30346 United States	Software & Services	SOFR + 5.25% (0.50% floor)	8.91%	5/1/2031	—	0.0%	—	(16)
Juvare, LLC – Revolving Credit Line(6)	211 Perimeter Center Parkway, Suite 700 Atlanta, GA 30346 United States	Software & Services	SOFR + 5.25% (0.50% floor)	8.91%	5/1/2031	501	0.1%	494	474
Juvare, LLC – Term Loan	211 Perimeter Center Parkway, Suite 700 Atlanta, GA 30346 United States	Software & Services	SOFR + 5.25% (0.50% floor)	8.91%	5/1/2031	11,850	2.5%	11,796	11,672
KCK Ltd – Revolving Credit Line(9)(20)	Corner House 4th Floor, 20 Parliament Street, Hamilton, HM12, Bermuda	Financial Services	SOFR + 5.55%	9.25%	9/27/2027	7,026	1.5%	7,009	7,026
KCK Ltd – Term Loan(9)(20)	Corner House 4th Floor, 20 Parliament Street, Hamilton, HM12, Bermuda	Financial Services	SOFR + 5.55%	9.25%	9/27/2027	12,495	2.7%	12,465	12,495
KCK Ltd – Term Loan B(9)(20)	Corner House 4th Floor, 20 Parliament Street, Hamilton, HM12, Bermuda	Financial Services	SOFR + 5.55%	9.25%	9/27/2027	1,608	0.3%	1,608	1,608
KCK Ltd – Term Loan C(9)(20)	Corner House 4th Floor, 20 Parliament Street, Hamilton, HM12, Bermuda	Financial Services	SOFR + 5.55%	9.25%	9/27/2027	26	0.0%	26	26
Kemper Sports Management, LLC – Delayed Draw Term Loan(7)(8)	500 Skokie Blvd #444 Northbrook, IL 6006	Consumer Services	SOFR + 4.50% (0.75% floor)	8.17%	10/11/2029	440	0.1%	438	439
Kemper Sports Management, LLC – Revolving Credit Line(6)(8)	500 Skokie Blvd #444 Northbrook, IL 6006	Consumer Services	SOFR + 4.50% (0.75% floor)	8.17%	10/11/2029	—	0.0%	(1)	1
Kemper Sports Management, LLC – Term Loan(7)(8)	500 Skokie Blvd #444 Northbrook, IL 6006	Consumer Services	SOFR + 4.50% (0.75% floor)	8.17%	10/11/2029	1,813	0.4%	1,804	1,808

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
Learn–it Systems, LLC – Delayed Draw Term Loan A(6)	6225 Smith Ave, Ste 100/1A Baltimore, MD 21209 United States	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.89%	7/10/2031	$305	0.1%	$279	$305
Learn–it Systems, LLC – Delayed Draw Term Loan B(6)	6225 Smith Ave, Ste 100/1A Baltimore, MD 21209 United States	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.89%	7/10/2031	—	0.0%	—	—
Learn–it Systems, LLC – Revolving Credit Line(6)	6225 Smith Ave, Ste 100/1A Baltimore, MD 21209 United States	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.89%	7/10/2031	—	0.0%	(24)	—
Learn–it Systems, LLC – Term Loan	6225 Smith Ave, Ste 100/1A Baltimore, MD 21209 United States	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.89%	7/10/2031	13,761	2.9%	13,567	13,761
Lindstrom, LLC – Revolving Credit Line(6)(8)	2950 100th Court N.E. Blaine, MN 55449 United States	Capital Goods	SOFR + 5.50% (0.75% floor)	9.24%	12/30/2032	360	0.1%	332	321
Lindstrom, LLC – Term Loan(8)	2950 100th Court N.E. Blaine, MN 55449 United States	Capital Goods	SOFR + 5.50% (0.75% floor)	9.24%	12/30/2032	13,071	2.7%	12,884	12,809
Military Retail Solutions, LLC – Delayed Draw Term Loan(6)(8)	2920 Regatta Blvd Richmond, CA 94804	Consumer Staples Distribution & Retail	SOFR + 5.25% (1.00% floor)	8.92%	6/28/2029	—	0.0%	(10)	—
Military Retail Solutions, LLC – Revolving Credit Line(6)(8)	2920 Regatta Blvd Richmond, CA 94804	Consumer Staples Distribution & Retail	SOFR + 5.25% (1.00% floor)	8.92%	6/28/2029	404	0.1%	394	404
Military Retail Solutions, LLC – Term Loan(8)	2920 Regatta Blvd Richmond, CA 94804	Consumer Staples Distribution & Retail	SOFR + 5.25% (1.00% floor)	8.92%	6/28/2029	12,422	2.7%	12,247	12,422
National Debt Relief, LLC – Delayed Draw Term Loan(7)(8)	180 Maiden Ln, 30th Fl New York, NY 10038	Financial Services	SOFR + 6.50% (2.50% floor)	10.28%	2/7/2028	598	0.1%	596	598
National Debt Relief, LLC – Revolving Credit Line(8)	180 Maiden Ln, 30th Fl New York, NY 10038	Financial Services	SOFR + 6.50% (2.50% floor)	10.28%	2/7/2028	120	0.0%	119	120
National Debt Relief, LLC – Term Loan(7)(8)	180 Maiden Ln, 30th Fl New York, NY 10038	Financial Services	SOFR + 6.50% (2.50% floor)	10.28%	2/7/2028	718	0.2%	716	718
Nuclear Care Partners Holdings, Inc. – Revolving Credit Line(6)	631 24 1/2 Road, Suites C-F, Grand Junction, CO 81505	Health Care Equipment & Services	SOFR + 4.25% (1.00% floor)	7.92%	10/1/2030	—	0.0%	(18)	—
Nuclear Care Partners Holdings, Inc. – Term Loan	631 24 1/2 Road, Suites C-F, Grand Junction, CO 81505	Health Care Equipment & Services	SOFR + 4.25% (1.00% floor)	7.92%	10/1/2030	6,541	1.4%	6,464	6,541
Obra CICS Finance, LLC – Term Loan(9)	c/o Obra Capital, Inc. 437 Madison Avenue, 26th Floor New York, NY 10022	Insurance	SOFR + 4.75% (3.00% floor)	8.42%	12/31/2030	23,571	5.0%	23,497	23,570
OEP Wheeler Buyer, LLC – Revolving Credit Line(6)	384 Drum Ave Somerset, PA 15501 United States	Capital Goods	SOFR + 5.25% (1.00% floor)	8.92%	4/1/2030	—	0.0%	(38)	(82)
OEP Wheeler Buyer, LLC – Term Loan	384 Drum Ave Somerset, PA 15501 United States	Capital Goods	SOFR + 5.25% (1.00% floor)	8.92%	4/1/2030	9,406	2.0%	9,286	9,161
OL Texas Restaurants, LLC – Revolving Credit Line(6)(8)	6010 W Spring Creek Parkway Plano, Texas 75024	Consumer Services	SOFR + 5.00% (1.00% floor)	8.93%	8/29/2029	163	0.0%	162	146
OL Texas Restaurants, LLC – Term Loan(7)	6010 W Spring Creek Parkway Plano, Texas 75024	Consumer Services	SOFR + 5.00% (1.00% floor)	8.93%	8/29/2029	1,435	0.3%	1,430	1,330
OpCo Borrower, LLC – Term Loan B	835 W 6th St. Austin, Texas 78703	Health Care Equipment & Services	SOFR + 6.00% (1.00% floor)	9.66%	4/26/2029	10,041	2.1%	9,923	10,041
Palmetto Longevity Fund, LLC – Delayed Draw Term Loan(6)	165 E Palmetto Park Rd, Floor 2, Boca Raton, FL 33432, United States	Insurance	SOFR + 6.50% (1.50% floor)	10.17%	4/11/2030	2,061	0.4%	2,032	2,056

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
Palmetto Longevity Fund, LLC – Revolving Credit Line(6)	165 E Palmetto Park Rd, Floor 2, Boca Raton, FL 33432, United States	Insurance	SOFR + 6.50% (1.50% floor)	10.17%	4/11/2030	$1,102	0.2%	$1,053	$1,093
Palmetto Longevity Fund, LLC – Term Loan	165 E Palmetto Park Rd, Floor 2, Boca Raton, FL 33432, United States	Insurance	SOFR + 6.50% (1.50% floor)	10.17%	4/11/2030	13,583	2.9%	13,421	13,556
Pansophic Learning US, LLC – Delayed Draw Term Loan	1750 Tysons Blvd, 13th Floor McLean, VA 22102	Consumer Services	SOFR + 5.75% (1.00% floor)	9.42%	5/15/2029	1,474	0.3%	1,451	1,475
Pansophic Learning US, LLC – Revolving Credit Line(6)	1750 Tysons Blvd, 13th Floor McLean, VA 22102	Consumer Services	SOFR + 5.75% (1.00% floor)	9.42%	5/15/2029	—	0.0%	(14)	—
Pansophic Learning US, LLC – Term Loan(7)	1750 Tysons Blvd, 13th Floor McLean, VA 22102	Consumer Services	SOFR + 5.75% (1.00% floor)	9.42%	5/15/2029	11,786	2.5%	11,603	11,786
Pediatric Home Respiratory Services, LLC – Delayed Draw Term Loan(6)	c/o InTandem Capital Partners LLC One Vanderbilt Avenue, Suite 2400 New York, New York 10017	Health Care Equipment & Services	SOFR + 5.50% (0.75% floor)	9.19%	12/23/2030	—	0.0%	(4)	(10)
Pediatric Home Respiratory Services, LLC – Revolving Credit Line(6)	c/o InTandem Capital Partners LLC One Vanderbilt Avenue, Suite 2400 New York, New York 10017	Health Care Equipment & Services	SOFR + 5.50% (0.75% floor)	9.19%	12/23/2030	213	0.0%	209	208
Pediatric Home Respiratory Services, LLC – Term Loan	c/o InTandem Capital Partners LLC One Vanderbilt Avenue, Suite 2400 New York, New York 10017	Health Care Equipment & Services	SOFR + 5.50% (0.75% floor)	9.10%	12/23/2030	9,696	2.1%	9,659	9,647
Pediatric Home Respiratory Services, LLC – Term Loan B(8)	c/o InTandem Capital Partners LLC One Vanderbilt Avenue, Suite 2400 New York, New York 10017	Health Care Equipment & Services	SOFR + 5.50% (0.75% floor)	9.10%	12/23/2030	988	0.2%	984	983
Peer Advisors LLC – Term Loan	3900 Capital City Blvd Lansing, MI 48906 United States	Financial Services	SOFR + 6.00% (1.00% floor)	9.68%	4/4/2030	20,507	4.3%	20,245	20,199
Periscope Cybermaxx Buyer, Inc – Delayed Draw Term Loan(6)(14)	c/o Periscope Equity LLC 1 North Wacker Drive, Suite 4050 Chicago, IL 60606	Software & Services	SOFR + 5.50% (1.00% floor)	9.17%	11/5/2029	278	0.0%	265	230
Periscope Cybermaxx Buyer, Inc – Revolving Credit Line(6)(14)	c/o Periscope Equity LLC 1 North Wacker Drive, Suite 4050 Chicago, IL 60606	Software & Services	SOFR + 5.50% (1.00% floor)	9.17%	11/5/2029	413	0.1%	405	397
Periscope Cybermaxx Buyer, Inc – Term Loan(14)	c/o Periscope Equity LLC 1 North Wacker Drive, Suite 4050 Chicago, IL 60606	Software & Services	SOFR + 5.50% (1.00% floor)	9.17%	11/5/2029	7,565	1.6%	7,481	7,391
Petvet Care Centers, LLC – Revolving Credit Line(6)	One Gorham Island Suite 300 Westport, CT 06880	Health Care Equipment & Services	SOFR + 6.00% (0.75% floor)	9.67%	11/15/2030	354	0.0%	331	145
Petvet Care Centers, LLC – Term Loan	One Gorham Island Suite 300 Westport, CT 06880	Health Care Equipment & Services	SOFR + 6.00% (0.75% floor)	9.67%	11/15/2030	13,254	2.5%	13,062	11,690
PF Carrus Careers, LLC – Revolving Credit Line(6)(8)	3300 Triumph Blvd, Ste 100 Lehi, UT 84043, United States	Consumer Services	SOFR + 4.75% (3.00% floor)	8.45%	11/13/2031	357	0.1%	349	354
PF Carrus Careers, LLC – Term Loan A(8)	3300 Triumph Blvd, Ste 100 Lehi, UT 84043, United States	Consumer Services	SOFR + 4.75% (3.00% floor)	8.45%	11/13/2031	3,621	0.8%	3,587	3,610

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
PF Carrus Careers, LLC – Term Loan B(8)	3300 Triumph Blvd, Ste 100 Lehi, UT 84043, United States	Consumer Services	SOFR + 8.93% (3.00% floor)	12.63%	11/13/2031	$1,657	0.3%	$1,606	$1,631
Project Pathfinder Borrower, LLC – Revolving Credit Line(6)	110 N Wacker Drive, 32nd Floor, Chicago, IL 60606 United States	Software & Services	SOFR + 2.37% (0.75% floor)	8.68%	1/22/2032	—	0.0%	(16)	(20)
Project Pathfinder Borrower, LLC – Term Loan	110 N Wacker Drive, 32nd Floor, Chicago, IL 60606 United States	Software & Services	SOFR + 2.37% (0.75% floor) + 2.67% PIK	8.68%	1/22/2032	20,077	4.3%	19,910	19,876
Project Pathfinder Borrower, LLC – Term Loan B	110 N Wacker Drive, 32nd Floor, Chicago, IL 60606 United States	Software & Services	SOFR + 2.37% (0.75% floor) + 2.67% PIK	8.68%	1/22/2032	1,503	0.3%	1,490	1,488
PURIS, LLC – Term Loan	8686 New Trails Dr., Ste 115, The Woodlands, TX 77381, United States	Commercial & Professional Services	SOFR + 5.75% (1.00% floor)	9.45%	6/27/2031	19,789	4.2%	19,986	19,611
Rails International, LLC – Revolving Credit Line(6)	2301 East 51st Street Vernon, California 90058	Consumer Discretionary Distribution & Retail	SOFR + 6.25% (2.00% floor)	9.92%	12/20/2029	—	0.0%	(35)	(40)
Rails International, LLC – Term Loan	2301 East 51st Street Vernon, California 90058	Consumer Discretionary Distribution & Retail	SOFR + 6.25% (2.00% floor)	9.92%	12/20/2029	13,039	2.7%	12,836	12,817
Restaurant Holding Company, LLC – Term Loan(7)(8)(21)	517 Carretera 5, Suite 1 Cataño, PR 00962-7028	Consumer Services	SOFR + 6.25% (1.00% floor)	10.03%	2/25/2028	1,965	0.4%	1,961	1,965
Rialto Management Group, LLC – Revolving Credit Line(6)	200 S. Biscayne Blvd., Suite 3550 Miami, Florida 33131	Financial Services	SOFR + 4.75% (0.75% floor)	8.42%	12/5/2030	—	0.0%	(9)	(6)
Rialto Management Group, LLC – Term Loan	200 S. Biscayne Blvd., Suite 3550 Miami, Florida 33131	Financial Services	SOFR + 4.75% (0.75% floor)	8.42%	12/5/2030	17,867	3.8%	17,722	17,759
Rialto Management Group, LLC – Term Loan B	200 S. Biscayne Blvd., Suite 3550 Miami, Florida 33131	Financial Services	SOFR + 4.75% (0.75% floor)	8.42%	12/5/2030	4,000	0.9%	3,982	3,976
Salisbury House, LLC – Delayed Draw Term Loan(6)	2 Village Square, Suite 210 Baltimore, MD 21208 United States	Consumer Services	SOFR + 4.75% (0.75% floor)	8.48%	8/18/2032	—	0.0%	(11)	—
Salisbury House, LLC – Revolving Credit Line(6)	2 Village Square, Suite 210 Baltimore, MD 21208 United States	Consumer Services	SOFR + 4.75% (0.75% floor)	8.48%	8/18/2032	—	0.0%	(14)	—
Salisbury House, LLC – Term Loan	2 Village Square, Suite 210 Baltimore, MD 21208 United States	Consumer Services	SOFR + 4.75% (0.75% floor)	8.48%	8/18/2032	11,762	2.5%	11,654	11,762
Salt US Holdco, LLC – Delayed Draw Term Loan(6)	10619 S. Jordan Gateway, Suite 110 South Jordan, UT 84095	Transportation	SOFR + 5.73% (1.00% floor)	9.43%	7/31/2029	569	0.1%	564	569
Salt US Holdco, LLC – Delayed Draw Term Loan B(6)	10619 S. Jordan Gateway, Suite 110 South Jordan, UT 84095	Transportation	SOFR + 5.00% (1.00% floor)	9.43%	7/31/2029	—	0.0%	(13)	—
Salt US Holdco, LLC – Term Loan(7)	10619 S. Jordan Gateway, Suite 110 South Jordan, UT 84095	Transportation	SOFR + 5.73% (1.00% floor)	9.43%	7/31/2029	1,974	0.4%	1,960	1,974
Sarasota US Intermediate, Inc. – Term Loan	450 Park Avenue, 24th Floor New York, NY 10022 United States	Consumer Services	SOFR + 4.75% (1.00% floor)	8.45%	12/15/2031	12,198	2.6%	12,051	12,100
Seatex Merger Sub, LLC – Delayed Draw Term Loan	445 Highway 36 N Rosenberg, TX 77471	Materials	SOFR + 5.75% (1.00% floor)	9.42%	10/22/2029	2,845	0.6%	2,810	2,817

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
Seatex Merger Sub, LLC – Revolving Credit Line	445 Highway 36 N Rosenberg, TX 77471	Materials	SOFR + 5.75% (1.00% floor)	9.42%	10/22/2029	$1,426	0.3%	$1,411	$1,412
Seatex Merger Sub, LLC – Term Loan	445 Highway 36 N Rosenberg, TX 77471	Materials	SOFR + 5.75% (1.00% floor)	9.42%	10/22/2029	7,746	1.6%	7,660	7,669
Select Rehabilitation, LLC – Term Loan A	2600 Compass Road Glenview, Illinois 60026	Health Care Equipment & Services	SOFR + 5.00% (5.00% floor)	10.00%	12/29/2028	617	0.1%	617	617
Select Rehabilitation, LLC – Term Loan B(11)	2600 Compass Road Glenview, Illinois 60026	Health Care Equipment & Services	FIXED 7.50% PIK	7.50%	12/29/2028	1,309	0.1%	620	301
Senior Support Holdings (Franchise) Acquisition, Inc. – Delayed Draw Loan	300 North LaSalle Street, Suite 4900 Chicago, IL 60654	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.90%	3/20/2030	1,508	0.3%	1,485	1,508
Senior Support Holdings (Franchise) Acquisition, Inc. – Delayed Draw Loan B(6)	300 North LaSalle Street, Suite 4900 Chicago, IL 60654	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.90%	3/20/2030	—	0.0%	(27)	—
Senior Support Holdings (Franchise) Acquisition, Inc. – Term Loan(7)	300 North LaSalle Street, Suite 4900 Chicago, IL 60654	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.90%	3/20/2030	3,475	0.7%	3,426	3,475
Senior Support Holdings (Franchise) Acquisition, Inc. – Term Loan B	300 North LaSalle Street, Suite 4900 Chicago, IL 60654	Health Care Equipment & Services	SOFR + 5.25% (1.00% floor)	8.90%	3/20/2030	8,868	1.9%	8,776	8,868
SitusAMC Holdings Corporation – Term Loan	Tower 49 12 East 49th St, 34th Fl, New York, NY 10017, United States	Financial Services	SOFR + 5.50% (0.75% floor)	9.20%	5/14/2031	21,574	4.6%	21,474	21,444
SL Buyer Corp. – Delayed Draw Term Loan(6)	11611 San Vicente Boulevard, Suite 910 Los Angeles, CA 90049 United States	Software & Services	SOFR + 7.25% (1.00% floor)	10.92%	4/16/2030	578	0.1%	558	466
SL Buyer Corp. – Revolving Credit Line(6)	11611 San Vicente Boulevard, Suite 910 Los Angeles, CA 90049 United States	Software & Services	SOFR + 7.25% (1.00% floor)	10.92%	4/16/2030	—	0.0%	(8)	(22)
SL Buyer Corp. – Term Loan	11611 San Vicente Boulevard, Suite 910 Los Angeles, CA 90049 United States	Software & Services	SOFR + 7.50% (1.00% floor)	11.17%	4/16/2030	17,807	3.7%	17,615	17,291
Solidcore Topco, LLC – Delayed Draw Term Loan(6)	1735 N. Lynn St, Suite 650 Arlington, VA 22209	Consumer Services	SOFR + 5.75% (1.50% floor)	9.41%	11/4/2030	—	0.0%	(25)	—
Solidcore Topco, LLC – Revolving Credit Line(6)	1735 N. Lynn St, Suite 650 Arlington, VA 22209	Consumer Services	SOFR + 5.75% (1.50% floor)	9.41%	11/4/2030	389	0.1%	364	389
Solidcore Topco, LLC – Term Loan	1735 N. Lynn St, Suite 650 Arlington, VA 22209	Consumer Services	SOFR + 5.75% (1.50% floor)	9.41%	11/4/2030	16,057	3.4%	15,801	16,057
Sparkle Holdco 2 Corp. – Revolving Credit Line(6)		Consumer Services	SOFR + 7.25% (1.00% floor)	10.93%	1/16/2031	—	0.0%	(17)	(17)
Sparkle Holdco 2 Corp. – Term Loan	222 Lakeview Avenue, Suite 800 West Palm Beach, Florida 33401	Consumer Services	SOFR + 7.25% (1.00% floor)	10.93%	1/16/2031	4,503	0.9%	4,375	4,373
Sparta Capital Management, LLC – Term Loan	3355 W Alabama St, Suite 1200A, Houston, TX 77098 United States	Financial Services	SOFR + 5.25% (1.50% floor)	8.92%	8/17/2029	6,182	1.3%	6,129	6,133
Sparta Capital Management, LLC – Delayed Draw Term Loan(6)	3355 W Alabama St, Suite 1200A, Houston, TX 77098 United States	Financial Services	SOFR + 5.25% (1.50% floor)	8.92%	8/17/2029	2,705	0.6%	2,659	2,661
Spartan CP, LLC – Delayed Draw Term Loan	PO Box 174 Brentwood, Tennessee 37024	Consumer Services	SOFR + 5.75% (1.00% floor)	9.42%	6/28/2029	2,042	0.4%	2,018	2,032
Spartan CP, LLC – Delayed Draw Term Loan B(6)	PO Box 174 Brentwood, Tennessee 37024	Consumer Services	SOFR + 5.75% (1.00% floor)	9.42%	6/28/2029	2,685	0.6%	2,629	2,665
Spartan CP, LLC – Revolving Credit Line(6)	PO Box 174 Brentwood, Tennessee 37024	Consumer Services	SOFR + 5.75% (1.00% floor)	9.42%	6/28/2029	248	0.1%	240	246
Spartan CP, LLC – Term Loan(7)	PO Box 174 Brentwood, Tennessee 37024	Consumer Services	SOFR + 5.75% (1.00% floor)	9.42%	6/28/2029	4,474	1.0%	4,411	4,453

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
Spartan CP, LLC – Term Loan B	PO Box 174 Brentwood, Tennessee 37024	Consumer Services	SOFR + 5.75% (1.00% floor)	9.42%	6/28/2029	$3,969	0.8%	$3,905	$3,949
Sportime Clubs, LLC – Delayed Draw Term Loan A(6)	275 Old Indian Head Road Kings Park, NY 11754	Consumer Services	FIXED 12.25%	12.25%	10/17/2029	97	0.0%	44	89
Sportime Clubs, LLC – Delayed Draw Term Loan B(6)	275 Old Indian Head Road Kings Park, NY 11754	Consumer Services	FIXED 18.00%	18.00%	10/17/2029	427	0.1%	427	403
Sportime Clubs, LLC – Revolving Credit Line(6)	275 Old Indian Head Road Kings Park, NY 11754	Consumer Services	SOFR + 6.50% (1.00% floor)	10.17%	10/17/2029	—	0.0%	(4)	(1)
Sportime Clubs, LLC – Term Loan A	275 Old Indian Head Road Kings Park, NY 11754	Consumer Services	SOFR + 6.50% (1.00% floor)	10.17%	10/17/2029	6,759	1.4%	6,657	6,746
Sportime Clubs, LLC – Term Loan B	275 Old Indian Head Road Kings Park, NY 11754	Consumer Services	FIXED 18.00%	18.00%	10/17/2029	1,443	0.3%	1,409	1,424
Sylmar Group Holdco LLC – Delayed Draw Term Loan(6)(8)	360 E 2nd Street, Suite 800 Los Angeles, CA 90012 United States	Utilities	SOFR + 5.25% (1.00% floor)	8.92%	11/24/2031	—	0.0%	(20)	(25)
Sylmar Group Holdco LLC – Revolving Credit Line(6)(8)	360 E 2nd Street, Suite 800 Los Angeles, CA 90012 United States	Utilities	SOFR + 5.25% (1.00% floor)	8.92%	11/24/2031	623	0.1%	609	614
Sylmar Group Holdco LLC – Term Loan(8)	360 E 2nd Street, Suite 800 Los Angeles, CA 90012 United States	Utilities	SOFR + 5.25% (1.00% floor)	8.92%	11/24/2031	7,791	1.7%	7,717	7,744
The Mutual Group LLC – Revolving Credit Line(6)	1111 Ashworth Road West Des Moines, IA 50265 United States	Insurance	SOFR + 5.75% (1.00% floor)	9.42%	1/31/2030	—	0.0%	(8)	—
The Mutual Group LLC – Term Loan	1111 Ashworth Road West Des Moines, IA 50265 United States	Insurance	SOFR + 5.75% (1.00% floor)	9.42%	1/31/2030	9,311	2.0%	9,204	9,311
Total Fleet Buyer, LLC – Revolving Credit Line(6)	c/o Southfield Capital, LP 140 Greenwich Avenue, 4th Floor Greenwich, Connecticut 06830	Capital Goods	SOFR + 4.50% (1.00% floor)	8.13%	7/15/2030	—	0.0%	(14)	—
Total Fleet Buyer, LLC – Term Loan(7)	c/o Southfield Capital, LP 140 Greenwich Avenue, 4th Floor Greenwich, Connecticut 06830	Capital Goods	SOFR + 4.50% (1.00% floor)	8.13%	7/15/2030	5,592	1.2%	5,517	5,592
Total Fleet Buyer, LLC – Term Loan B	c/o Southfield Capital, LP 140 Greenwich Avenue, 4th Floor Greenwich, Connecticut 06830	Capital Goods	SOFR + 4.50% (1.00% floor)	8.13%	7/15/2030	1,548	0.3%	1,525	1,548
U.S. Anesthesia Partners, Inc. – Term Loan	12222 Merit Drive, Suite 700, Dallas, TX 75251 United States	Health Care Equipment & Services	SOFR + 7.50% (0.50% floor)	11.28%	10/1/2029	9,926	2.1%	9,059	9,618
Univista Intermediate Holdco LLC – Term Loan A	850 NW 42nd Aveenue, Ste 401, Miami, FL, 33126 United States	Insurance	SOFR + 3.85% (1.50% floor)	7.52%	1/10/2031	4,695	1.0%	4,667	4,592
Univista Intermediate Holdco LLC – Term Loan B	850 NW 42nd Aveenue, Ste 401, Miami, FL, 33126 United States	Insurance	SOFR + 5.25% (1.50% floor)	8.92%	1/10/2031	7,837	1.6%	7,758	7,578
XDimensional Technologies, Inc. – Delayed Draw Term Loan(8)	145 S. State College Blvd., Ste. 160 Brea, CA 92821	Software & Services	SOFR + 7.50% (2.00% floor)	11.27%	6/13/2028	12	0.0%	12	12
XDimensional Technologies, Inc. – Revolving Credit Line(6)(8)	145 S. State College Blvd., Ste. 160 Brea, CA 92821	Software & Services	SOFR + 7.50% (2.00% floor)	11.27%	6/13/2028	—	0.0%	—	(2)

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
XDimensional Technologies, Inc. – Term Loan(8)	145 S. State College Blvd., Ste. 160 Brea, CA 92821	Software & Services	SOFR + 7.50% (2.00% floor)	11.27%	6/13/2028	$885	0.2%	$881	$862
Total First Lien Senior Secured						877,318	184.5%	866,376	863,375

Second Lien Senior Secured
GRAM ABF Vision Holdings, L.P. – Promissory Note	850 NW 42nd Aveenue, Ste 401, Miami, FL, 33126 United States	Insurance	FIXED 15.00%	15.00%	1/10/2031	$774	0.1%	$754	$674
Mitchell International, Inc. – Term Loan(10)	6220 Greewich Dr San Diego, CA 92122 United States	Software & Services	SOFR + 5.25% (0.50% floor)	8.92%	6/17/2032	4,080	0.8%	4,006	3,708
Total Second Lien Senior Secured						4,854	0.9%	4,760	4,382
Total Debt Investments						$882,172	185.4%	$871,136	$867,757

Equity Investments
Private Companies
Allied OMS Intermediate Company, LLC – Preferred Units	1460 Main Street, Suite 202 Southlake, TX 76092 United States	Health Care Equipment & Services	NA	NA	6/9/2025	12,148	0.2%	$650	$768
Amplify FG Holdco, L.P. – Class A Units(12)(13)	12657 Alcosta Blvd, Suite 500, San Ramon, CA 94583 United States	Commercial & Professional Services	NA	NA	10/18/2024	384	0.1%	385	442
Calidris Investment Partners Holdings Ltd – Preferred Equity(9)(23)	16 Burnaby Street, Hamilton HM11, Bermuda	Insurance	NA	NA	12/31/2025	275,806	1.2%	5,400	5,610
CyberMaxx Holdings, LLC – Class A Common Units(14)	c/o Periscope Equity LLC One North Wacker Dr., Suite 4050 Chicago, IL 60606	Software & Services	NA	NA	11/4/2024	90,374	0.0%	—	—
CyberMaxx Holdings, LLC – Class A–1 Preferred Units(14)	c/o Periscope Equity LLC One North Wacker Dr., Suite 4050 Chicago, IL 60606	Software & Services	FIXED 8.00%		11/4/2024	344	0.1%	383	237
Ensemble Performing Arts Partners LLC – Series E Preferred Units	2380 Quitman st Denver, CO 80212	Consumer Services	NA	NA	3/28/2025	6,110	0.2%	703	703
iCreditWorks Inc. – Series D Preferred Stock	485 Route 1 South, Building E, Suite 201 Iselin, New Jersey 08830	Financial Services	FIXED 10.00% + 7.50% PIK	17.50%	12/27/2024	28,542	1.1%	5,391	5,370
ORECV, LLC – Membership Interest(6)(9)(22)	71 S. Wacker Dr., Ste. 1725 Chicago, IL 60606 United States	Real Estate Management & Development	NA	NA	8/8/2025	NA	0.4%	1,941	1,963
Senior Support Holdings, LP – Class A–1 Units(12)(15)	300 North LaSalle Street, Suite 4900 Chicago, IL 60654	Health Care Equipment & Services	NA	NA	3/20/2024	371	0.1%	371	452
Senior Support Holdings, LP – Class B Units(12)(15)	300 North LaSalle Street, Suite 4900 Chicago, IL 60654	Health Care Equipment & Services	NA	NA	3/20/2024	371	0.0%	—	117
Sparkle Aggregator, LP – Common Units	222 Lakeview Avenue, Suite 800 West Palm Beach, Florida 33401	Consumer Services	NA	NA	1/16/2026	115	0.1%	—	462
Sparkle Aggregator, LP – Preferred Units	222 Lakeview Avenue, Suite 800 West Palm Beach, Florida 33401	Consumer Services	NA	NA	1/16/2026	4,167	0.8%	4,167	3,675

Total Private Companies							4.3%	19,391	19,799

Total Equity Investments							4.3%	19,391	19,799

Warrants
GRAM ABF Vision Holdings, L.P.(16)	850 NW 42nd Avenue, Ste 401, Miami, FL, 33126 United States	Insurance	NA	NA	1/10/2025	47	0.0%	$—	$51

Portfolio Company(1)(2)(3)	Address	Industry	Spread Above Index	Interest Rate	Maturity Date	Principal/ Shares	Percentage of Net Assets(4)	Amortized Cost	Fair Value
iCreditWorks Inc.(16)	485 Route 1 South, Building E, Suite 201 Iselin, New Jersey 08830	Financial Services	NA	NA	12/27/2024	11,372	0.0%	$—	$—

Total Warrants							0.0%	—	51
Total Investments							189.7%	$890,527	$887,607

Cash Equivalents Total First American Government Obligations Fund – X Class (10)(17)		Cash Equivalents	NA	5.05%	NA	6,567	1.4%	6,567	6,567
Cash Equivalents Total							1.4%	6,567	6,567
Investments and Cash Equivalents Total							191.1%	$897,094	$894,174
Other Assets, Less Liabilities(18)							(91.1)%		$(426,890)
							100.0%		$467,284

(1)

Unless otherwise noted, the fair value of investments with respect to securities for which market quotations are not readily available are valued using significant unobservable inputs (See Note 3-Fair Value of Financial Instruments).

(2)	All investments domiciled in the United States unless otherwise noted.
(3)

CVEST updated certain descriptions of its portfolio companies presented in the consolidated financial statements as of March 31, 2026 to align with the legal issuer name, where applicable. These updates had no impact on the Consolidated Statements of Assets and Liabilities as of March 31, 2026.

(4)	Percentages are based on net assets as of March 31, 2026.
(5)

The majority of the investments bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate (“SOFR”) which resets monthly, quarterly, semiannually, or annually. For each, CVEST has provided the spread over the reference rate and the current interest rate in effect at the reporting date. As of March 31, 2026, the reference rates for CVEST’s variable rate loans were the 1-month SOFR at 3.66%, the 3-month SOFR at 3.68%, and the 6-month SOFR at 3.70%. Certain investments are subject to an interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.

(6)

For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until the commitments are called and funded. Please refer to Note 6-Commitments and Contingencies for details of these unfunded commitments.

(7)	Investment held in Comvest Senior Lending Fund LL1 SPV, LLC, a wholly-owned subsidiary of CVEST, as collateral for the Secured Loan Facility. Please refer to Note 7-Borrowings.
(8)

Positions that have a SOFR reference rate, from time to time have an additional spread adjustment. This spread adjustment ranges from 0.00%—0.37% depending on the contractual arrangement. These spread adjustments have been included in the all-in rate shown.

(9)

The investment is not a qualifying asset, under Section 55(a) of the Investment Company Act of 1940. CVEST may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of CVEST’s total assets. As of March 31, 2026, 9.92% of CVEST’s total assets are represented by investments at fair value that are considered non-qualifying assets.

(10)	Security’s value was determined by using significant observable inputs.
(11)	Investment is on non-accrual status.
(12)	Investment is held by Comvest Senior Lending Blocker MF SPV, LLC, a wholly-owned subsidiary of CVEST.
(13)

This security is restricted and not available for resale. On October 18, 2023, CVEST purchased Armanino Advisory LLC—Delayed Draw Term Loan, Armanino Advisory LLC—Revolving Credit Line and Armanino Advisory LLC—Term Loan. These investments are offered by the same issuer and are not restricted to resale.

(14)

This security is restricted and not available for resale. On November 4, 2024, CVEST purchased Periscope Cybermaxx Buyer, Inc—Delayed Draw Term Loan, Periscope Cybermaxx Buyer, Inc—Revolving Credit Line and Periscope Cybermaxx Buyer, Inc -Term Loan. These investments are offered by the same issuer and are not restricted to resale.

(15)

This security is restricted and not available for resale. On March 20, 2024, CVEST purchased Senior Support Holdings (Franchise) Acquisition, Inc.—Delayed Draw Loan and Senior Support Holdings (Franchise) Acquisition, Inc.—Term Loan. These investments are offered by the same issuer and are not restricted to resale.

(16)	This security is restricted and not available for resale.
(17)	A copy of the security’s annual report to shareholders may be obtained without charge on the SEC’s website (http://www.sec.gov).
(18)	Included in the total is an amount of $6,722 held for collateral to meet requirements associated with the Secured Loan Facility. Please refer to Note 7-Borrowings.
(19)	Domiciled in the Dominican Republic.
(20)	Domiciled in Bermuda.
(21)	Domiciled in Puerto Rico.
(22)

Investment is deemed an affiliated investment. Affiliated Investments generally are defined by the 1940 Act as investments in portfolio companies in which CVEST owns between 5% and 25% of the voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the portfolio company was an affiliated investment (but not a portfolio company that CVEST is deemed to control).

(23)

As defined in the 1940 Act, CVEST is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as it owns more than 25% of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was both an Affiliated Person and a portfolio company that CVEST is deemed to Control.

Ag Bells LLC

Operates a platform of quick-service restaurants under a national Mexican-inspired brand.

Allbridge

Managed services provider, providing connectivity, entertainment, and integrated technology solutions to high-occupancy environments, including hospitality, senior living, and multi-family spaces.

Allied OMS Intermediate Company, LLC

Operates a doctor-led management services organization supporting oral and maxillofacial surgery practices.

Ampler QSR Holdings LLC

Operates a platform of quick-service restaurants across multiple national fast-food brands.

Amplify FG Holdco, L.P.

Provider of audit, tax, and professional advisory services.

Archtop Fiber Intermediate LLC

Develops and operates fiber-to-the-home infrastructure providing high-speed internet services in the Hudson Valley of New York and the Berkshires of Massachusetts.

Armanino Advisory LLC

Provider of audit, tax, and professional advisory services.

Aspire General Holding Company LLC

Operates a non-standard auto (NSA) insurance platform providing coverage to underserved and unbanked drivers in California.

Batteries Plus Holding Corporation

Multi-unit franchisor focused on selling battery power and lighting devices, along with repair services to both consumers and commercial accounts through a network of hundreds brick and mortar stores nationwide supported by an ecommerce platform.

BHP Management Holdings, LLC

Regional provider of substance abuse treatment services operating 40 facilities with approximately 700 beds across 5 states.

Billhighway, LLC

Provider of integrated software platform that helps multi-chapter member-based organizations improve efficiency through applications for membership, event management, reporting and analytics, payment processing and invoicing.

Bishop Street Underwriters LLC

Operates a managing general agency (MGA) platform underwriting specialty insurance programs.

Brown & Root Industrial Services, LLC

Provides industrial facility services including maintenance, capital expansion, project engineering, and specialty lifecycle support.

Calidris Investment Partners Holdings Ltd.

Holds a minority participation in a portfolio of casualty reinsurance policies through a reinsurance investment vehicle.

Cardiology Management Holdings, LLC

Outpatient cardiology platform with over several locations across multiple states.

CheckedUp, Inc.

Operates in the point-of-care advertising industry. Through a network of primarily digital devices (televisions and wallboards) at healthcare practices, the company actively engages patients, caregivers, and physicians with programming such as advertisements, educational, and other healthcare related content.

Complete Paper Inc.

Manufactures specialty tissue and machine-glazed paper products serving foodservice and consumer staples end markets.

Compu-Link Corporation

Provides subservicing and administration services for Federal Housing Administration (FHA)-backed and proprietary reverse mortgage portfolios.

Cooper’s Hawk Intermediate Holding, LLC

Operates full-service casual dining restaurants featuring wine tasting rooms and a subscription-based wine club.

CRA Funding 1, LLC

Operates a direct lending platform providing merchant cash advance financing solutions to specialty finance businesses.

CrossLink Professional Tax Solutions, LLC

Provider of end-to-end tax preparation software for tax professionals.

CyberMaxx Holdings, LLC

Cybersecurity managed service provider (“MSP”) delivering Managed Detection and Response (“MDR”) services to customers across regulated industries including healthcare, financial services, and utilities.

D4C Dental Brands, Inc.

Pediatric-focused dental services organization with a network of approximately 200 dental practices across 9 states.

Diesco Industries Ltd.

Manufacturer of plastic packaging and non-alcoholic beverage products.

Discovery SL Management, LLC

A third-party operator of senior housing communities on behalf of real estate investment trusts, private equity funds, and family offices. Also provides home health and real estate design and development services.

DMA Holding Company

Provider of cloud-based loan origination system software, helping banks and other financial institutions automate and manage the entire commercial lending process.

Drive Assurance Corporation

Vertically integrated provider of non-standard auto (NSA) insurance.

eHealthInsurance Services, Inc.

Operates an online marketplace enabling individuals to compare and enroll in Medicare and other healthcare insurance plans.

Ensemble Performing Arts Partners LLC

Founded in 2019, Ensemble Music Schools, LLC (“Ensemble”) is an operator of youth performing arts instruction and competitions. Ensemble manages a portfolio of music school and dance studios, hosts dance competition events across the United States, and provides ancillary services, such as instrument rentals, consultation services, and software solutions for studios.

Ensemble Music Schools LLC

Operates a youth performing arts education platform managing music schools and dance studios, producing dance competitions, and providing related ancillary services.

First American Government Obligations Fund

A money market mutual fund that invests in U.S. government securities to offer high safety, liquidity, and competitive yields for short-term cash management.

FloWorks International, LLC

Distributor of flow control products and technical services for many industrial sectors.

Fullsteam Operations LLC

Acquires and operates vertical market software businesses, enabling integrated payment processing solutions.

GRAM ABF Vision Holdings, L.P.

Provides multi-product insurance distribution services focused on the Hispanic market in Florida and Texas, offering non-standard auto, home, life, health, and commercial insurance through brokerage and managing general agency channels.

HAH Group Holding Company, LLC

Provider of in-home, non-medical personal care services to elderly, Medicaid-eligible individuals.

Handgards, LLC

Distributes disposable gloves and disposable plastic tabletop and carryout products to the foodservice industry.

Hasa Acquisition, LLC

Manufacturer and route-based distributor of water treatment solutions for residential and commercial pools, as well as municipal and industrial applications.

Heathos LLC

Operates a third-party administrator (TPA) for individual health insurance, supporting agencies and carriers with plan access, compliance, and administrative services.

Hornblower Sub LLC

Marine tourism concession and harbor cruise operator.

iCreditWorks Inc.

Business to business (“B2B”) and consumer tech-enabled lending platform enabling lending partners, merchants, and end-customers to syndicate and access financing products at the point-of-sale.

Integrity Marketing Acquisition, LLC

Operates an insurance and financial product distribution and marketing platform focused on life, health, and wealth solutions for senior and near-senior consumers.

Juvare, LLC

Provides emergency preparedness and response management software, including workflow solutions used during emergencies and critical events.

KCK Ltd

Family office which seeks to make venture capital and growth equity investments.

Kemper Sports Management, LLC

Owner, operator, and manager of many golf courses.

Learn-it Systems, LLC

Provides applied behavior analysis (ABA) therapy services for children with Autism Spectrum Disorder (ASD) in Company-operated centers, homes, and schools.

Lindstrom, LLC

Distributes and manufactures specialty fasteners, wire and cable, tapes, and related products serving North American distribution customers.

Military Retail Solutions, LLC

A consolidation of food distributor and supplier platforms to U.S. Military commissaries and dining facilities both domestically and overseas. The company sources, manufactures, and distributes both proprietary brands and nationally branded food products across an array of categories (beef, pork, poultry, vegetables, seafood, dairy, snacks, etc.).

Mitchell International, Inc.

Provides technology-enabled claims management, cost containment, and clinical services for workers’ compensation, auto, and disability insurance.

National Debt Relief, LLC

Provider of success fee-based debt settlement services across dozens of states.

Nuclear Care Partners Holdings, Inc.

Provider of skilled and unskilled home health and home aid services to beneficiaries of the Energy Employees Occupational Illness Compensation Program Act (“EEOICPA”).

Obra CICS Finance, LLC

Reinsurer for property and casualty insurance policies.

OEP Wheeler Buyer, LLC

Provides aftermarket automotive parts, inventory management, logistics, and fulfillment services to government and commercial fleet customers.

OL Texas Restaurants, LLC

Hispanic-focused sports bar concept with locations in Texas, Arizona, and New Mexico serving the Hispanic community with a Spanish-fluent wait staff, and Hispanic-influenced branding and cuisine.

OpCo Borrower, LLC

Provider of skilled and unskilled home health and home aid services to beneficiaries of the Energy Employees Occupational Illness Compensation Program Act.

ORECV, LLC

Operates a special purpose vehicle and joint venture focused on originating and underwriting short-duration transitional commercial real estate loans.

Palmetto Longevity Fund, LLC

Operates an alternative asset management platform specializing in life settlement investments.

Pansophic Learning US, LLC

Operator of charter schools, online schools, daycares, and international private schools.

Pediatric Home Respiratory Services, LLC

Provider of home-based clinical services exclusively to children with medical complexity.

Peer Advisors LLC

Provides subservicing and administration services for Federal Housing Administration (FHA)-backed and proprietary reverse mortgage portfolios.

Periscope Cybermaxx Buyer, Inc

Cybersecurity managed service provider to customers across regulated industries including healthcare, financial services, and utilities.

Petvet Care Centers, LLC

Operator of a veterinary hospital network focused on providing quality pet care.

PF Carrus Careers, LLC

Provides online, self-paced high school, post-secondary, and workforce development education programs.

Project Pathfinder Borrower, LLC

Provides case management, workflow, data governance, and electronic discovery (eDiscovery) software primarily to federal government agencies, including Freedom of Information Act (FOIA) solutions.

PURIS, LLC

Provides trenchless pipe rehabilitation solutions for potable and non-potable water infrastructure, including cured-in-place pipe and pipe bursting technologies.

Rails International, LLC

Contemporary apparel brand for women and men.

Restaurant Holding Company, LLC

Operator of 173 quick-service restaurant units throughout Puerto Rico, including Burger King (160 locations), Firehouse Subs (13 locations), and Popeyes (in development). BKH is currently the largest restaurant operator by unit count in Puerto Rico.

Rialto Management Group, LLC

Integrated investment management, asset management, and servicing platform focused on the commercial real estate sector.

Salisbury House, LLC

Provides outsourced special education services, operating private out-of-district schools and providing in-district services for students with behavioral, developmental, or emotional disabilities.

Salt US Holdco, LLC

Tech-enabled franchisor of logistics services for small and medium-sized enterprises.

Sarasota US Intermediate, Inc.

Operator of a US-based Japanese quick-service restaurant concept, primarily in mall-based food court locations with additional standalone units.

Seatex Merger Sub, LLC

Provider of turnkey liquids and solids blending, toll manufacturing and packaging services intended for agriculture, cleaning and energy sectors.

Select Rehabilitation, LLC

Provider of outsourced physical therapy occupational therapy, and speech therapy services in the long-term care sector.

Senior Support Holdings (Franchise) Acquisition, Inc.

Franchisor of in-home senior care services focused on providing comprehensive, non-medical, private duty home care services ranging from specialized care for those living with chronic diseases to companion care for seniors seeking assistance with daily living activities.

Senior Support Holdings, LP

Franchisor of in-home senior care services focused on providing comprehensive, non-medical, private duty home care services ranging from specialized care for those living with chronic diseases to companion care for seniors seeking assistance with daily living activities.

SitusAMC Holdings Corporation

Provides outsourced asset servicing, valuation, diligence, reporting, and advisory services to institutional real estate investors.

SL Buyer Corp.

Provides workforce management (WFM) and human capital management (HCM) software solutions to post-acute and long-term care facilities.

Solidcore Topco, LLC

Owner and operator of fitness studios across 25 states, offering high-intensity, low-impact group fitness classes utilizing proprietary Pilates-based reformers.

Sparkle Aggregator, LP

Founded in 1953, Denny’s Corporation is a full-service, 24-hour, family-oriented diner offering breakfast, lunch, dinner and late-night menus.

Sparkle Holdco 2 Corp.

Founded in 1953, Denny’s Corporation is a full-service, 24-hour, family-oriented diner offering breakfast, lunch, dinner and late-night menus.

Sparta Capital Management, LLC

Provides payment plan financing solutions for vehicle service contracts, home warranties, and mechanical breakdown insurance.

Spartan CP, LLC

Boutique fitness platform and franchisee in the Club Pilates system offering reformer-based Pilates group fitness classes.

Sportime Clubs, LLC

Owner and operator of tennis centric clubs and related sports and fitness facilities in the NYC Tri-State area.

Sylmar Group Holdco LLC

Provides essential water treatment and water infrastructure services to utility and commercial customers.

The Mutual Group LLC

Insurance Managing General Agent focused on religious organizations, providing underwriting, claims, and distribution services.

Total Fleet Buyer, LLC

Fleet management provider that offers procurement, logistics, and management services for material handling equipment to manufacturing and distribution customers.

U.S. Anesthesia Partners, Inc.

Operates a physician services organization providing anesthesia services to inpatient and outpatient facilities across multiple U.S. states.

Univista Intermediate Holdco LLC

Provides multi-product insurance distribution services focused on the Hispanic market in Florida and Texas, offering non-standard auto, home, life, health, and commercial insurance through brokerage and managing general agency channels.

XDimensional Technologies, Inc.

Provider of a cloud-based, agency management application software that is used by insurance agents, brokers, and carriers. The software serves as the core operating platform for customers.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CVEST

The following table sets forth, as of May 29, 2026, information with respect to the beneficial ownership of CVEST Common Shares by:

•	Each person known to CVEST to be expected to beneficially own more than 5% of the CVEST Common Shares;

•	Each CVEST Trustee and each executive officer; and

•	All of CVEST’s Trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of the Mergers. No person is deemed to control CVEST, as such term is defined in the 1940 Act.

	Common Shares Beneficially Owned		Pro Forma Percentage of Common Shares Beneficially Owned
Name and Address(1)	Number	Percentage
Interested Trustee	—	—	—
Robert O’Sullivan	—	—	—
Independent Trustees	—	—	—
David Lambert	—	—	—
Eric Rakowski	6,730.966	*	*
Peter MacEwen	—	—	—
Executive Officers who are not Trustees	—	—	—
Cecilio M. Rodriguez	—	—	—
Jason Gelberd	—	—	—
Greg Reynolds	—	—	—
Patrick Spellman	—	—	—
Michael Altschuler	—	—	—
Other	—	—	—
All officers and Trustees as a group (9 persons)	6,730.966	*	*

*	Less than 1%.
(1)	The address for all of CVEST’s officers and Trustees is c/o John Hancock Comvest Private Income Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, FL 33401.

The following table sets forth the dollar range of equity securities of CVEST beneficially owned by each of the current CVEST Trustees as of December 31, 2025. Information as to beneficial ownership is based on information furnished to CVEST by such persons.

Name and Address	Dollar Range of Equity Securities in CVEST(1)(2)
Interested Trustee
Robert O’Sullivan	None
Independent Trustees
David Lambert	None
Eric Rakowski	Over $100,000
Peter MacEwen	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF MPCF

The information in “Item 13. Certain Relationships and Related Transactions, and Director Independence” in Part II of MPCF’s Annual Report on Form 10-K (file no. 814-01664) for the fiscal year ended December 31, 2025, is incorporated by reference into this joint proxy statement/prospectus.

BUSINESS OF MPCF

The information in “Item 1. Business” and “Item 3. Legal Proceedings” in Part I of MPCF’s Annual Report on Form 10-K (file no. 814-01664) for the fiscal year ended December  31, 2025 and “Item 1. Legal Proceedings” in Part II of MPCF’s Quarterly Report on Form 10-Q (file no. 814-01664) for the quarter ended March 31, 2026 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF MPCF

The information in “Notes to Consolidated Financial Statements—Note 8. Consolidated Financial Highlights” in the Part II to MPCF’s Annual Report on Form 10-K (file no. 814-01664) for the fiscal year ended December 31, 2025 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF MPCF

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of MPCF’s Annual Report on Form 10-K (file no. 814-01664) for the fiscal year ended December 31, 2025 and the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of MPCF’s Quarterly Report on Form 10-Q (file no. 814-01664) for the fiscal quarter ended March 31, 2026 is incorporated herein by reference.

SENIOR SECURITIES OF MPCF

Information about MPCF’s senior securities is shown as of the dates indicated in the below tables. This information about MPCF’s senior securities should be read in conjunction with MPCF’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of MPCF as incorporated by reference herein. The report of MPCF’s independent registered public accounting firm on the senior securities table as of December 31, 2025 is included as an exhibit to MPCF’s most recent Annual report on Form 10-K and is incorporated by reference herein.

The following is a summary of MPCF’s senior securities as of December 31, 2025:

	Total Amount Outstanding (in millions) (1)	Asset Coverage Per $1,000 of Debt(2)	Involuntary Liquidation Preference Per Unit(3)	Market Value Per Unit(4)
Credit Facility	$142	$2,207	$—	N/A

The following is a summary of MPCF’s senior securities as of December 31, 2024:

	Total Amount Outstanding (in millions) (1)	Asset Coverage Per $1,000 of Debt (2)	Involuntary Liquidation Preference Per Unit(3)	Market Value Per Unit(4)
Credit Facility	$53	$3,095	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage equals the total net assets plus borrowings divided by the borrowings of MPCF outstanding at period end. As debt outstanding changes, the level of invested assets may change accordingly.

(3)

The amount to which such class of senior security would be entitled upon involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable as senior securities are not registered for public trading on a stock exchange.

PORTFOLIO COMPANIES OF MPCF

The following table sets forth certain information as of March 31, 2026 for each portfolio company in which MPCF had an investment. Other than these investments, MPCF’s only formal relationships with its portfolio companies are the managerial assistance MPCF may provide upon request and the board observer or participation rights it may receive in connection with MPCF’s investments. Percentages shown for class of securities held by MPCF represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
Non-controlled/Non-affiliated
Senior loans (A)(B) 238.9% (Cost $406,196,317)				$405,089,081
Consumer discretionary 52.1%				88,408,087

Distributors 8.8%
All Glass & Window Holdings, Inc., Delayed Draw Term Loan (1 month CME Term SOFR + 4.750%) (C)	8.417	03-26-31	1,282,051	1,272,436	0.7%	6384 Tower Lane, Sarasota, FL 34240
All Glass & Window Holdings, Inc., Revolver (C)	—	03-26-31	769,231	763,462	0.4%	6384 Tower Lane, Sarasota, FL 34240
All Glass & Window Holdings, Inc., Term Loan (1 month CME Term SOFR + 4.750%) (D)	8.426	03-26-31	3,606,815	3,579,764	2.0%	6384 Tower Lane, Sarasota, FL 34240
Eastern Communications Solutions, Inc., Incremental Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	12-30-30	3,507,085	3,480,782	2.1%	4814 36th Street, Long Island City, NY 11101
Eastern Communications Solutions, Inc., Revolver (C)	—	12-30-30	1,031,519	1,023,782	0.6%	4814 36th Street, Long Island City, NY 11101
Eastern Communications Solutions, Inc., Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	12-30-30	4,906,375	4,869,578	2.9%	4814 36th Street, Long Island City, NY 11101
Diversified consumer services 28.9%
Capital Construction LLC, 3rd Amendment Term Loan (3 month CME Term SOFR + 5.750%) (D)	9.561	10-22-26	409,556	400,341	0.2%	820 Jorie Blvd, Oak Brook, Illinois 60523
Capital Construction LLC, Add-On Delayed Draw Term Loan (1, 3 and 6 month CME Term SOFR + 5.750%) (D)	9.617	10-22-26	493,325	482,225	0.3%	820 Jorie Blvd, Oak Brook, Illinois 60523
Capital Construction LLC, Add-On Term Loan (1 month CME Term SOFR + 5.750%) (D)	9.517	10-22-26	322,466	315,210	0.2%	820 Jorie Blvd, Oak Brook, Illinois 60523
Capital Construction LLC, Delayed Draw Term Loan (1 month CME Term SOFR + 5.750%) (D)	9.518	10-22-26	1,119,585	1,094,395	0.6%	820 Jorie Blvd, Oak Brook, Illinois 60523
Capital Construction LLC, Delayed Draw Term Loan A (3 month CME Term SOFR + 5.750%) (D)	9.561	10-22-26	216,698	211,822	0.1%	820 Jorie Blvd, Oak Brook, Illinois 60523
Capital Construction LLC, Revolver (1 month CME Term SOFR + 5.750%) (C)	9.587	10-22-26	508,039	496,608	0.3%	820 Jorie Blvd, Oak Brook, Illinois 60523
Capital Construction LLC, Term Loan (1 month CME Term SOFR + 5.750%) (D)	9.518	10-22-26	825,936	807,352	0.5%	820 Jorie Blvd, Oak Brook, Illinois 60523
GarageCo Intermediate II LLC, Delayed Draw Term Loan (C)	—	08-02-32	2,289,562	2,278,114	1.3%	50 Pine Street, New Canaan, Connecticut, 06840
GarageCo Intermediate II LLC, Revolver (C)	—	08-02-32	686,869	683,434	0.4%	50 Pine Street, New Canaan, Connecticut, 06840

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
GarageCo Intermediate II LLC, Term Loan (3 month CME Term SOFR + 4.250%) (D)	7.910	08-02-32	1,556,902	$1,549,118	0.9%	50 Pine Street, New Canaan, Connecticut, 06840
Impact Climate Technologies LLC, Delayed Draw Term Loan (1 and 3 month CME Term SOFR + 6.000%) (C)	8.536	04-04-30	711,718	702,822	0.4%	732 Joseph E. Lowery Blvd NW Atlanta, GA 30318
Impact Climate Technologies LLC, Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.817	04-04-30	2,010,605	1,985,472	1.2%	732 Joseph E. Lowery Blvd NW Atlanta, GA 30318
Leap Service Partners LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 5.250%) (D)	8.931	03-15-29	1,732,700	1,732,700	1.0%	1616 West End Ave, Nashville, TN 37203
Leap Service Partners LLC, Delayed Draw Term Loan B (3 month CME Term SOFR + 5.250%) (D)	8.924	03-15-29	2,008,810	2,008,810	1.2%	1616 West End Ave, Nashville, TN 37203
Leap Service Partners LLC, Delayed Draw Term Loan C (3 month CME Term SOFR + 5.250%) (C)	8.950	03-15-29	3,523,771	3,523,771	2.1%	1616 West End Ave, Nashville, TN 37203
Leap Service Partners LLC, Revolver (1 month CME Term SOFR + 5.250%) (C)	8.922	03-15-29	588,235	588,235	0.4%	1616 West End Ave, Nashville, TN 37203
Leap Service Partners LLC, Term Loan (3 month CME Term SOFR + 5.250%) (D)	8.918	03-15-29	1,613,605	1,613,605	1.0%	1616 West End Ave, Nashville, TN 37203
O2B Early Education Holding, Inc., Delayed Draw Term Loan (C)	—	05-29-31	1,361,162	1,361,162	0.8%	4840 NW 23rd Avenue, Gainesville, FL 32606
O2B Early Education Holding, Inc., Revolver (C)	—	05-29-31	680,581	680,581	0.4%	4840 NW 23rd Avenue, Gainesville, FL 32606
O2B Early Education Holding, Inc., Term Loan (3 month CME Term SOFR + 4.500%) (D)	8.173	05-29-31	2,026,429	2,026,429	1.2%	4840 NW 23rd Avenue, Gainesville, FL 32606
P.J. Fitzpatrick LLC, Delayed Draw Term Loan (C)	—	08-01-31	1,416,667	1,406,042	0.8%	21 Industrial Blvd, New Castle, DE 19720
P.J. Fitzpatrick LLC, Revolver (C)	—	08-01-31	1,062,500	1,054,531	0.6%	21 Industrial Blvd, New Castle, DE 19720
P.J. Fitzpatrick LLC, Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.410	08-01-31	4,369,708	4,336,936	2.6%	21 Industrial Blvd, New Castle, DE 19720
Perennial Services Group LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 4.500%) (C)	8.168	12-23-32	3,628,006	3,582,656	2.1%	106 Isabella Street Suite 8, Pittsburgh, PA 15212
Perennial Services Group LLC, Revolver (3 month CME Term SOFR + 4.500%) (C)	8.200	12-23-32	806,223	796,146	0.5%	106 Isabella Street Suite 8, Pittsburgh, PA 15212
Perennial Services Group LLC, Term Loan (3 month CME Term SOFR + 4.500%) (D)	8.200	12-23-32	4,971,711	4,909,565	2.9%	106 Isabella Street Suite 8, Pittsburgh, PA 15212
Prestige Backyards LLC, Delayed Draw Term Loan (C)	—	08-07-31	2,090,164	2,069,262	1.2%	12 Esquire Road, Billerica, MA 01862
Prestige Backyards LLC, Revolver (Prime rate + 4.000%) (C)	10.750	08-07-31	1,393,443	1,379,508	0.8%	12 Esquire Road, Billerica, MA 01862
Prestige Backyards LLC, Term Loan (1 month CME Term SOFR + 5.000%) (D)	8.681	08-07-31	5,003,852	4,953,808	2.9%	12 Esquire Road, Billerica, MA 01862
Hotels, restaurants and leisure 7.1%
Bandon Fitness, Inc., 4th Amendment Delayed Draw Term Loan (C)	—	07-27-28	1,705,489	1,590,368	0.9%	3508 Far West Blvd, Suite 322, Austin, TX 78731
Bandon Fitness, Inc., Delayed Draw Term Loan (3 month CME Term SOFR + 6.000%)	9.810	07-27-28	541,839	505,265	0.3%	3508 Far West Blvd, Suite 322, Austin, TX 78731

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
Bandon Fitness, Inc., Revolver (3 month CME Term SOFR + 6.000%)	9.821	07-27-28	115,133	$107,361	0.1%	3508 Far West Blvd, Suite 322, Austin, TX 78731
Bandon Fitness, Inc., Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.817	07-27-28	1,450,059	1,352,180	0.8%	3508 Far West Blvd, Suite 322, Austin, TX 78731
Rocket Holdco Intermediate II LLC, Revolver (C)	—	06-17-31	801,887	795,873	0.5%	1670 Route 34, Wall Township, NJ 07727
Rocket Holdco Intermediate II LLC, Term Loan (3 month CME Term SOFR + 4.500%) (D)	8.200	06-17-31	3,438,170	3,412,384	2.0%	1670 Route 34, Wall Township, NJ 07727
Star Logistics & Hospitality Services LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 5.250%) (C)	8.924	06-18-29	1,602,455	1,518,326	0.9%	421 E 16th St, Paterson, New Jersey 07514
Star Logistics & Hospitality Services LLC, Revolver (Prime rate + 4.250% and 3 month CME Term SOFR + 5.250%) (C)	9.093	06-18-29	535,714	507,589	0.3%	421 E 16th St, Paterson, New Jersey 07514
Star Logistics & Hospitality Services LLC, Term Loan (3 month CME Term SOFR + 5.250%) (D)	8.936	06-18-29	2,315,893	2,194,308	1.3%	421 E 16th St, Paterson, New Jersey 07514
Household durables 2.6%
Simon Pearce LLC, Revolver (C)	—	10-21-30	642,857	638,036	0.4%	1760 Quechee Main Street, Quechee, VT 05059
Simon Pearce LLC, Term Loan (1 month CME Term SOFR + 4.500%) (D)	8.168	10-21-30	3,808,929	3,780,362	2.2%	1760 Quechee Main Street, Quechee, VT 05059
Leisure products 2.2%
4M Capital, Ltd., Revolver (C)	—	06-18-27	528,000	528,000	0.3%	1901 Midway Road, Suite 100, Lewisville, TX 75056
4M Capital, Ltd., Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	06-18-27	3,283,933	3,283,933	1.9%	1901 Midway Road, Suite 100, Lewisville, TX 75056
Specialty retail 2.5%
RPC TopCo, Inc., Revolver (C)	—	09-02-31	545,455	540,000	0.3%	961 Seville Road Wadsworth, OH 44281
RPC TopCo, Inc., Term Loan (6 month CME Term SOFR + 4.500%) (D)	8.245	09-02-31	3,670,341	3,633,638	2.2%	961 Seville Road Wadsworth, OH 44281
Consumer staples 19.3%				$32,644,714

Consumer staples distribution and retail 6.6%
PAK Quality Foods Acquisition LLC, Delayed Draw Term Loan (1 month CME Term SOFR + 5.750%) (D)	9.528	12-28-29	534,630	534,630	0.3%	404 Pulliam St. San Angelo, TX 76903
PAK Quality Foods Acquisition LLC, Revolver (1 month CME Term SOFR + 5.750%) (C)	9.528	12-28-29	313,433	313,433	0.2%	404 Pulliam St. San Angelo, TX 76903
PAK Quality Foods Acquisition LLC, Term Loan (1 month CME Term SOFR + 5.750%) (D)	9.528	12-28-29	2,084,507	2,084,507	1.2%	404 Pulliam St. San Angelo, TX 76903
TruSource Foods LLC, Delayed Draw Term Loan (C)	—	08-01-31	1,109,256	1,092,618	0.7%	5718 Westheimer Suite 1000, Houston, TX 77057
TruSource Foods LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	08-01-31	1,279,811	1,260,614	0.7%	5718 Westheimer Suite 1000, Houston, TX 77057
TruSource Foods LLC, Revolver (3 month CME Term SOFR + 5.000%) (C)	8.700	08-01-31	641,509	631,887	0.4%	5718 Westheimer Suite 1000, Houston, TX 77057

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
TruSource Foods LLC, Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	08-01-31	5,341,064	$5,260,948	3.1%	5718 Westheimer Suite 1000, Houston, TX 77057
Food products 12.7%
Foodscience LLC, Delayed Draw Term Loan (6 month CME Term SOFR + 4.750%) (C)	8.348	11-14-31	2,436,576	2,406,119	1.4%	929 Harvest Ln, Williston, VT 05495
Foodscience LLC, Revolver (6 month CME Term SOFR + 4.750%) (C)	8.490	11-14-31	763,889	754,340	0.5%	929 Harvest Ln, Williston, VT 05495
Foodscience LLC, Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.495	11-14-31	2,263,021	2,234,733	1.3%	929 Harvest Ln, Williston, VT 05495
GSF Buyer LLC, Delayed Draw Term Loan (C)	—	04-30-31	1,361,162	1,350,953	0.8%	100 Willow Street, Unit 1, North Andover, MA 01845
GSF Buyer LLC, Revolver (C)	—	04-30-31	680,581	675,476	0.4%	100 Willow Street, Unit 1, North Andover, MA 01845
GSF Buyer LLC, Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.417	04-30-31	2,026,429	2,011,231	1.2%	100 Willow Street, Unit 1, North Andover, MA 01845
Hill Country Dairies, Inc., Delayed Draw Term Loan (3 month CME Term SOFR + 4.750%) (C)	8.423	08-01-30	994,355	971,982	0.6%	912 Kramer Ln, Austin TX 78758
Hill Country Dairies, Inc., Revolver (C)	—	08-01-30	725,806	709,476	0.4%	912 Kramer Ln, Austin TX 78758
Hill Country Dairies, Inc., Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.423	08-01-30	2,645,202	2,585,685	1.5%	912 Kramer Ln, Austin TX 78758
Wheat Holdings LLC, Delayed Draw Term Loan (C)	—	10-15-30	2,742,268	2,721,701	1.6%	10779 US Hwy 287, Three Forks, Montana 59752
Wheat Holdings LLC, Revolver (C)	—	10-15-30	979,381	972,036	0.6%	10779 US Hwy 287, Three Forks, Montana 59752
Wheat Holdings LLC, Term Loan (3 month CME Term SOFR + 4.250%) (D)	7.922	10-15-30	4,103,119	4,072,345	2.4%	10779 US Hwy 287, Three Forks, Montana 59752
Financials 9.5%				16,129,364

Capital markets 6.2%
Rome Borrower LLC, Delayed Draw Term Loan (C)	—	01-14-33	1,019,012	1,008,822	0.6%	1300 Bellevue Avenue, Dublin, GA 31021
Rome Borrower LLC, Revolver (C)	—	01-14-33	344,313	340,870	0.2%	1300 Bellevue Avenue, Dublin, GA 31021
Rome Borrower LLC, Term Loan (3 month CME Term SOFR + 4.250%) (D)	7.950	01-14-33	1,273,765	1,261,028	0.8%	1300 Bellevue Avenue, Dublin, GA 31021
Steward Partners Global Advisory LLC, Delayed Draw Term Loan (1 month CME Term SOFR + 4.750%) (D)	8.418	10-13-28	919,146	909,954	0.5%	140 E 45th Street, 24th Floor, New York, NY 10017
Steward Partners Global Advisory LLC, Delayed Draw Term Loan C (1 month CME Term SOFR + 4.750%) (C)	8.418	10-13-28	5,150,801	5,099,293	3.0%	140 E 45th Street, 24th Floor, New York, NY 10017
Steward Partners Global Advisory LLC, Revolver (C)	—	10-13-28	955,881	946,322	0.6%	140 E 45th Street, 24th Floor, New York, NY 10017
Steward Partners Global Advisory LLC, Term Loan (1 month CME Term SOFR + 4.750%) (D)	8.418	10-13-28	902,419	893,394	0.5%	140 E 45th Street, 24th Floor, New York, NY 10017
Insurance 3.3%
Stellar Buyer LLC, 1st Amendment Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	11-12-30	390,789	384,928	0.2%	100 S Ashley Drive, Suite 600, Tampa, FL 33602
Stellar Buyer LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 5.000%) (C)	8.700	11-12-30	1,632,243	1,607,760	0.9%	100 S Ashley Drive, Suite 600, Tampa, FL 33602

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
Stellar Buyer LLC, Revolver (C)	—	11-12-30	819,536	$807,243	0.5%	100 S Ashley Drive, Suite 600, Tampa, FL 33602
Stellar Buyer LLC, Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	11-12-30	2,913,452	2,869,750	1.7%	100 S Ashley Drive, Suite 600, Tampa, FL 33602
Health care 51.5%				87,393,475

Health care equipment and supplies 6.5%
CPC/Cirtec Holdings, Inc., Add-On Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	01-30-29	1,577,925	1,573,980	0.9%	9200 Xylon Avenue N, Brooklyn Park, MN 55445
CPC/Cirtec Holdings, Inc., Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	01-30-29	2,115,038	2,109,750	1.2%	9200 Xylon Avenue N, Brooklyn Park, MN 55445
LTC Consulting Services LLC, Revolver (C)	—	05-01-31	454,545	452,273	0.3%	100 Boulevard of the Americas, Lakewood, NJ 08701
LTC Consulting Services LLC, Term Loan (3 month CME Term SOFR + 4.500%) (D)	8.161	05-01-31	6,992,614	6,957,651	4.1%	100 Boulevard of the Americas, Lakewood, NJ 08701
Health care providers and services 45.0%
ARC Health Operating Company LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 4.750%) (C)	8.450	10-10-30	3,255,064	3,214,376	1.9%	25700 Science Park Drive, Suite 210, Beachwood, Ohio 44122
ARC Health Operating Company LLC, Revolver (C)	—	10-10-30	768,142	758,541	0.4%	25700 Science Park Drive, Suite 210, Beachwood, Ohio 44122
ARC Health Operating Company LLC, Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	10-10-30	3,790,936	3,743,549	2.2%	25700 Science Park Drive, Suite 210, Beachwood, Ohio 44122
Beacon Behavioral Holdings LLC, Add-On Delayed Draw Term Loan (3 month CME Term SOFR + 5.500%) (C)	9.200	06-21-29	2,805,702	2,791,674	1.6%	4601 Bluebonnet Blvd, Baton Rouge, LA 70809
Beacon Behavioral Holdings LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 5.500%) (D)	9.202	06-21-29	3,237,021	3,220,836	1.9%	4601 Bluebonnet Blvd, Baton Rouge, LA 70809
Beacon Behavioral Holdings LLC, Revolver (Prime rate + 4.500%) (C)	11.250	06-21-29	114,512	113,939	0.1%	4601 Bluebonnet Blvd, Baton Rouge, LA 70809
Beacon Behavioral Holdings LLC, Term Loan (15.000% PIK)	15.000	06-21-30	1,216,722	1,210,638	0.7%	4601 Bluebonnet Blvd, Baton Rouge, LA 70809
CRH Healthcare Purchaser, Inc., Delayed Draw Term Loan (C)	—	09-17-31	489,979	486,305	0.3%	2675 Paces Ferry Road SE, Suite 200, Atlanta, GA 30339
CRH Healthcare Purchaser, Inc., Revolver (C)	—	09-17-31	195,992	194,522	0.1%	2675 Paces Ferry Road SE, Suite 200, Atlanta, GA 30339
CRH Healthcare Purchaser, Inc., Term Loan (3 month CME Term SOFR + 5.250%) (D)	8.951	09-17-31	2,145,130	2,129,041	1.3%	2675 Paces Ferry Road SE, Suite 200, Atlanta, GA 30339
In Vitro Sciences LLC, Delayed Draw Term Loan (1 month CME Term SOFR + 6.500%)	10.282	02-28-29	689,920	650,250	0.4%	400 Capital Blvd Suite 102, Rocky Hill, CT 06067
In Vitro Sciences LLC, Revolver (3 month CME Term SOFR + 6.500%) (C)	10.428	02-28-29	177,778	167,556	0.1%	400 Capital Blvd Suite 102, Rocky Hill, CT 06067
In Vitro Sciences LLC, Term Loan (1 month CME Term SOFR + 6.500%) (D)	10.282	02-28-29	3,048,889	2,873,578	1.7%	400 Capital Blvd Suite 102, Rocky Hill, CT 06067
Midwest Eye Services LLC, Delayed Draw Term Loan A (3 month CME Term SOFR + 4.500%) (D)	8.350	08-20-27	1,224,569	1,224,569	0.7%	835 N Cass Street, Wabash, IN 46992
Midwest Eye Services LLC, Delayed Draw Term Loan B (3 month CME Term SOFR + 4.500%) (C)	8.350	08-20-27	2,808,313	2,808,313	1.7%	835 N Cass Street, Wabash, IN 46992

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
Midwest Eye Services LLC, Revolver (C)	—	08-20-27	704,931	$704,931	0.4%	835 N Cass Street, Wabash, IN 46992
Midwest Eye Services LLC, Term Loan (3 month CME Term SOFR + 4.500%) (D)	8.350	08-20-27	727,443	727,443	0.4%	835 N Cass Street, Wabash, IN 46992
NE Ortho Management Services LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 5.000%) (C)(D)	8.700	12-13-30	8,852,650	8,764,123	5.2%	30 Century Hill Drive, Suite 105, Latham, New York 12110
NE Ortho Management Services LLC, Revolver (C)	—	12-13-30	553,291	547,758	0.3%	30 Century Hill Drive, Suite 105, Latham, New York 12110
OIS Management Services LLC, 3rd Amendment Incremental Delayed Draw Term Loan (3 month CME Term SOFR + 4.750%) (C)	8.450	11-16-28	948,354	948,354	0.6%	2600 S 56th Street, Suite A Lincoln, NE 68506
OIS Management Services LLC, Add-On Delayed Draw Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	11-16-28	2,321,147	2,321,147	1.4%	2600 S 56th Street, Suite A Lincoln, NE 68506
OIS Management Services LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	11-16-28	543,768	543,768	0.3%	2600 S 56th Street, Suite A Lincoln, NE 68506
OIS Management Services LLC, Revolver (C)	—	11-16-28	167,626	167,626	0.1%	2600 S 56th Street, Suite A Lincoln, NE 68506
OIS Management Services LLC, Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	11-16-28	1,409,177	1,409,177	0.8%	2600 S 56th Street, Suite A Lincoln, NE 68506
Pediatric Home Respiratory Services LLC, Add-On Term Loan (6 month CME Term SOFR + 5.500%) (D)	9.099	12-23-30	3,505,385	3,487,858	2.1%	W239N2890 Pewaukee Rd unit d, Pewaukee, WI 53072
Pediatric Home Respiratory Services LLC, Delayed Draw Term Loan (C)	—	12-23-30	900,000	895,500	0.5%	W239N2890 Pewaukee Rd unit d, Pewaukee, WI 53072
Pediatric Home Respiratory Services LLC, Revolver (3 month CME Term SOFR + 5.500%) (C)	9.187	12-23-30	500,000	497,500	0.3%	W239N2890 Pewaukee Rd unit d, Pewaukee, WI 53072
Pediatric Home Respiratory Services LLC, Term Loan (6 month CME Term SOFR + 5.500%) (D)	9.178	12-23-30	4,554,000	4,531,230	2.7%	W239N2890 Pewaukee Rd unit d, Pewaukee, WI 53072
Redwood MSO LLC, Delayed Draw Term Loan (Prime rate + 4.500% and 3 month CME Term SOFR + 5.500%) (C)(D)	9.710	12-20-29	784,116	774,315	0.5%	800 Kirts Boulevard Suite 650 Troy, MI 48084
Redwood MSO LLC, Revolver (Prime rate + 4.500% and 3 month CME Term SOFR + 5.500%) (C)	10.919	12-20-29	337,079	332,865	0.2%	800 Kirts Boulevard Suite 650 Troy, MI 48084
Redwood MSO LLC, Term Loan (3 month CME Term SOFR + 5.500%) (D)	9.200	12-20-29	4,815,449	4,755,256	2.8%	800 Kirts Boulevard Suite 650 Troy, MI 48084
Refocus Management Services LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.661	02-14-29	1,041,821	1,039,216	0.6%	87 Grandview Ave, Waterbury, CT 06708
Refocus Management Services LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 4.900%) (D)	9.011	02-14-29	2,258,519	2,252,873	1.3%	87 Grandview Ave, Waterbury, CT 06708
Refocus Management Services LLC, Revolver (C)	—	02-14-29	210,526	210,000	0.1%	87 Grandview Ave, Waterbury, CT 06708
Refocus Management Services LLC, Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	02-14-29	2,682,105	2,675,400	1.6%	87 Grandview Ave, Waterbury, CT 06708
The Smilist DSO LLC, 2024-1 Delayed Draw Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.700	04-04-29	689,688	689,688	0.4%	40 Cuttermill Road, Suite 500, Great Neck, NY 11021

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
The Smilist DSO LLC, 2024-2 Delayed Draw Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.961	04-04-29	553,879	$548,341	0.3%	40 Cuttermill Road, Suite 500, Great Neck, NY 11021
The Smilist DSO LLC, Add-On Delayed Draw Term Loan (3 month CME Term SOFR + 5.250%) (C)(D)	8.950	04-04-29	1,997,668	1,997,668	1.2%	40 Cuttermill Road, Suite 500, Great Neck, NY 11021
The Smilist DSO LLC, Revolver (C)	—	04-04-29	140,351	140,351	0.1%	40 Cuttermill Road, Suite 500, Great Neck, NY 11021
The Smilist DSO LLC, Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.700	04-04-29	2,551,053	2,551,053	1.5%	40 Cuttermill Road, Suite 500, Great Neck, NY 11021
VPD Management, Inc., Delayed Draw Term Loan (3 month CME Term SOFR + 5.750%) (C)	9.450	11-02-27	3,013,397	3,005,863	1.8%	1250 W Mockingbird Lane, Suite 550, Dallas, TX 75247
VPD Management, Inc., Revolver (Prime rate + 4.750% and 3 month CME Term SOFR + 5.750%) (C)	10.284	11-02-27	228,571	228,000	0.1%	1250 W Mockingbird Lane, Suite 550, Dallas, TX 75247
VPD Management, Inc., Term Loan (3 month CME Term SOFR + 5.750%) (D)	9.450	11-02-27	731,429	729,600	0.4%	1250 W Mockingbird Lane, Suite 550, Dallas, TX 75247
Wildcat Purchaser LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 4.500%) (C)	8.201	05-08-31	937,647	928,270	0.5%	450 E. Deere St. West Point, NE 68788
Wildcat Purchaser LLC, Revolver (C)	—	05-08-31	312,735	309,607	0.2%	450 E. Deere St. West Point, NE 68788
Wildcat Purchaser LLC, Term Loan (3 month CME Term SOFR + 4.500%) (D)	8.200	05-08-31	2,017,529	1,997,353	1.2%	450 E. Deere St. West Point, NE 68788
Industrials 82.9%				140,566,034

Air freight and logistics 2.6%
PNB Holdings III LLC, Delayed Draw Term Loan (C)	—	09-17-30	1,227,273	1,224,205	0.7%	221 River Street, 9th Floor Hoboken, NJ 07030
PNB Holdings III LLC, Revolver (C)	—	09-17-30	818,182	816,136	0.5%	221 River Street, 9th Floor Hoboken, NJ 07030
PNB Holdings III LLC, Term Loan (6 month CME Term SOFR + 4.500%) (D)	8.098	09-17-30	2,417,727	2,411,683	1.4%	221 River Street, 9th Floor Hoboken, NJ 07030
Building products 7.6%
DAWGS Intermediate Holding Company, Revolver (3 month CME Term SOFR + 4.500%) (C)	8.188	03-28-31	378,558	377,612	0.2%	8770 W Bryn Mawr, Suite 1300, Chicago, IL 60631
DAWGS Intermediate Holding Company, Term Loan (3 month CME Term SOFR + 4.500%) (D)	8.200	03-28-31	1,529,073	1,525,251	0.9%	8770 W Bryn Mawr, Suite 1300, Chicago, IL 60631
Integrated Openings Solutions LLC, 4th Amendment Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.661	11-20-29	273,079	268,983	0.2%	14901 W 117th St, Olathe, KS 66062
Integrated Openings Solutions LLC, 5th Amendment Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.661	11-20-29	359,300	353,910	0.2%	14901 W 117th St, Olathe, KS 66062
Integrated Openings Solutions LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.661	11-20-29	4,098,729	4,037,248	2.4%	14901 W 117th St, Olathe, KS 66062
Integrated Openings Solutions LLC, Revolver (3 month CME Term SOFR + 5.000%) (C)	8.661	11-20-29	379,121	373,434	0.2%	14901 W 117th St, Olathe, KS 66062
Vybond Buyer LLC, Delayed Draw Term Loan (C)	—	02-03-32	1,051,402	1,043,516	0.6%	2320 Bowling Green Road, Franklin, KY 42134

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
Vybond Buyer LLC, Revolver (C)	—	02-03-32	788,551	$782,637	0.5%	2320 Bowling Green Road, Franklin, KY 42134
Vybond Buyer LLC, Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.450	02-03-32	4,128,846	4,097,880	2.4%	2320 Bowling Green Road, Franklin, KY 42134
Commercial services and supplies 23.9%
Air Buyer, Inc., Revolver (Prime rate + 4.500%) (C)	11.250	07-23-30	340,909	324,716	0.2%	1315 W 22nd Street, Suite 300, Oak Brook, IL 60523
Air Buyer, Inc., Term Loan (3 month CME Term SOFR + 5.500%) (D)	9.171	07-23-30	3,357,955	3,198,452	1.9%	1315 W 22nd Street, Suite 300, Oak Brook, IL 60523
American Combustion Industries, Inc., Delayed Draw Term Loan A (1 month CME Term SOFR + 5.250%) (D)	9.018	08-31-28	802,142	764,040	0.5%	11921 Freedom Drive, Suite 550, Reston, VA 20190
American Combustion Industries, Inc., Delayed Draw Term Loan B (1 month CME Term SOFR + 5.250%) (C)	9.018	08-31-28	956,776	911,329	0.5%	11921 Freedom Drive, Suite 550, Reston, VA 20190
American Combustion Industries, Inc., Revolver (1 month CME Term SOFR + 5.250%) (C)	9.018	08-31-28	359,168	342,108	0.2%	11921 Freedom Drive, Suite 550, Reston, VA 20190
American Combustion Industries, Inc., Term Loan (1 month CME Term SOFR + 5.250%) (D)	9.018	08-31-28	2,333,402	2,222,566	1.3%	11921 Freedom Drive, Suite 550, Reston, VA 20190
BCTS Parent LLC, Delayed Draw Term Loan (1 month CME Term SOFR + 5.000%) (C)	8.667	12-26-31	970,604	970,604	0.6%	16105 W 113th Street, Suite 100, Lenexa, KS 66219
BCTS Parent LLC, Incremental Delayed Draw Term Loan (C)	—	12-26-31	2,880,800	2,880,800	1.7%	16105 W 113th Street, Suite 100, Lenexa, KS 66219
BCTS Parent LLC, Revolver (C)	—	12-26-31	354,484	354,484	0.2%	16105 W 113th Street, Suite 100, Lenexa, KS 66219
BCTS Parent LLC, Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.673	12-26-31	1,386,033	1,386,033	0.8%	16105 W 113th Street, Suite 100, Lenexa, KS 66219
Beary Landscaping LLC, 3rd Amendment Term Loan A (1 month CME Term SOFR + 5.000%) (D)	8.670	12-21-29	668,312	668,312	0.4%	15001 W 159th St, Lockport, IL 60491
Beary Landscaping LLC, 4th Amendment Term Loan A (1 month CME Term SOFR + 5.000%) (D)	8.671	12-21-29	372,847	372,847	0.2%	15001 W 159th St, Lockport, IL 60491
Beary Landscaping LLC, Delayed Draw Term Loan (1 month CME Term SOFR + 5.000%) (D)	8.676	12-21-29	418,310	418,310	0.2%	15001 W 159th St, Lockport, IL 60491
Beary Landscaping LLC, Revolver (1 month CME Term SOFR + 5.000%) (C)	8.676	12-21-29	422,535	422,535	0.2%	15001 W 159th St, Lockport, IL 60491
Beary Landscaping LLC, Term Loan (1 month CME Term SOFR + 5.000%) (D)	8.668	12-21-29	2,106,444	2,106,444	1.2%	15001 W 159th St, Lockport, IL 60491
Diverzify Intermediate LLC, Delayed Draw Term Loan (D)	10.000	05-11-27	101,815	101,815	0.1%	3340 Peachtree Rd, Suite 2750 Atlanta, GA 30326
Diverzify Intermediate LLC, Roll Up Term Loan (D)	10.000	05-11-27	101,815	101,815	0.1%	3340 Peachtree Rd, Suite 2750 Atlanta, GA 30326
Diverzify Intermediate LLC, Term Loan (6 month CME Term SOFR + 5.750%) (D)	9.816	05-11-27	2,493,899	2,126,049	1.3%	3340 Peachtree Rd, Suite 2750 Atlanta, GA 30326
Identiti Resources LLC, Revolver (C)	—	11-01-29	385,195	382,306	0.2%	1000 S Northpoint Blvd, Waukegan, IL 60085
Identiti Resources LLC, Term Loan (1 month CME Term SOFR + 4.750%) (D)	8.418	11-01-29	4,464,167	4,430,685	2.6%	1000 S Northpoint Blvd, Waukegan, IL 60085

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
Renovation Systems LLC, Add-On Delayed Draw Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.700	01-24-28	1,083,284	$988,496	0.6%	2739 Winnetka Avenue N, New Hope, MN 55427
Renovation Systems LLC, Add-On Delayed Draw Term Loan D (3 month CME Term SOFR + 6.000%) (C)	9.627	01-24-28	272,787	248,918	0.1%	2739 Winnetka Avenue N, New Hope, MN 55427
Renovation Systems LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.700	01-24-28	247,381	225,735	0.1%	2739 Winnetka Avenue N, New Hope, MN 55427
Renovation Systems LLC, Revolver (3 and 6 month CME Term SOFR + 6.000%)	9.671	01-24-28	125,263	114,302	0.1%	2739 Winnetka Avenue N, New Hope, MN 55427
Renovation Systems LLC, Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.700	01-24-28	3,697,931	3,374,362	2.0%	2739 Winnetka Avenue N, New Hope, MN 55427
Security Services Acquisition Sub Corp., 11th Amendment Term Loan A (1 month CME Term SOFR + 5.750%) (D)	9.518	09-30-27	1,481,133	1,462,619	0.9%	383 Main Ave, Suite 505 Norwalk, CT 06851
Security Services Acquisition Sub Corp., 7th Amendment Delayed Draw Term Loan (1 month CME Term SOFR + 5.750%) (D)	9.518	09-30-27	153,654	151,733	0.1%	383 Main Ave, Suite 505 Norwalk, CT 06851
Security Services Acquisition Sub Corp., 8th Amendment Delayed Draw Term Loan (1 month CME Term SOFR + 5.750%) (D)	9.518	09-30-27	1,008,259	995,656	0.6%	383 Main Ave, Suite 505 Norwalk, CT 06851
Security Services Acquisition Sub Corp., Add-On Term Loan (1 month CME Term SOFR + 5.750%) (D)	9.518	09-30-27	413,925	408,751	0.2%	383 Main Ave, Suite 505 Norwalk, CT 06851
Security Services Acquisition Sub Corp., Term Loan (1 month CME Term SOFR + 5.750%) (D)	9.518	09-30-27	594,843	587,408	0.3%	383 Main Ave, Suite 505 Norwalk, CT 06851
StartKleen Legacy Holdings LLC, Delayed Draw Term Loan (C)	—	03-14-31	1,282,051	1,275,641	0.8%	193 Wall Street Rd, Gunter, TX 75058
StartKleen Legacy Holdings LLC, Revolver (C)	—	03-14-31	1,025,641	1,020,513	0.6%	193 Wall Street Rd, Gunter, TX 75058
StartKleen Legacy Holdings LLC, Term Loan (1 month CME Term SOFR + 4.500%) (D)	8.175	03-14-31	3,173,077	3,157,212	1.9%	193 Wall Street Rd, Gunter, TX 75058
XpressMyself.com LLC, Incremental Term Loan (3 month CME Term SOFR + 5.750%) (D)	9.512	09-07-28	583,888	583,888	0.3%	300 Cadman Plaza West, 12th Floor, Brooklyn, NY 11201
XpressMyself.com LLC, Revolver (C)	—	09-07-28	233,050	231,302	0.1%	300 Cadman Plaza West, 12th Floor, Brooklyn, NY 11201
XpressMyself.com LLC, Term Loan (3 month CME Term SOFR + 5.500%) (D)	9.269	09-07-28	1,304,379	1,294,597	0.8%	300 Cadman Plaza West, 12th Floor, Brooklyn, NY 11201
Construction and engineering 1.9%
Magic Valley Electric LLC, Delayed Draw Term Loan (C)	—	04-07-31	1,526,252	1,510,989	0.9%	395 Railway Street, Jerome, ID 83338
Magic Valley Electric LLC, Revolver (C)	—	04-07-31	305,250	302,198	0.2%	395 Railway Street, Jerome, ID 83338
Magic Valley Electric LLC, Term Loan (1 month CME Term SOFR + 4.500%) (D)	8.178	04-07-31	1,359,890	1,346,291	0.8%	395 Railway Street, Jerome, ID 83338
Machinery 7.9%
Lindstrom LLC, Revolver (6 month CME Term SOFR + 5.500%) (C)	9.245	12-30-32	1,209,767	1,185,572	0.7%	2950 100th Ct NE, Blaine, Minnesota, 55449
Lindstrom LLC, Term Loan (6 month CME Term SOFR + 5.500%) (D)	9.245	12-30-32	8,196,173	8,032,250	4.7%	2950 100th Ct NE, Blaine, Minnesota, 55449

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
Rapid Buyer LLC, Delayed Draw Term Loan (C)	—	10-15-30	1,295,585	$1,266,435	0.7%	6111 Mill Creek Dr., Auburndale, WI 54412
Rapid Buyer LLC, Revolver (C)	—	10-15-30	647,793	633,217	0.4%	6111 Mill Creek Dr., Auburndale, WI 54412
Rapid Buyer LLC, Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.527	10-15-30	2,365,998	2,312,763	1.4%	6111 Mill Creek Dr., Auburndale, WI 54412
Professional services 21.4%
CPS Holdco, Inc., Delayed Draw Term Loan A (3 month CME Term SOFR + 4.750%) (D)	8.423	03-28-31	1,359,598	1,339,204	0.8%	230 Third Avenue, Suite A, Waltham, MA 02451
CPS Holdco, Inc., Delayed Draw Term Loan B (3 month CME Term SOFR + 4.750%) (C)	8.411	03-28-31	1,497,939	1,475,470	0.9%	230 Third Avenue, Suite A, Waltham, MA 02451
CPS Holdco, Inc., Revolver (C)	—	03-28-31	705,128	694,551	0.4%	230 Third Avenue, Suite A, Waltham, MA 02451
CPS Holdco, Inc., Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	03-28-31	2,636,827	2,597,275	1.5%	230 Third Avenue, Suite A, Waltham, MA 02451
Galloway & Company LLC, Delayed Draw Term Loan (C)	—	05-05-31	1,970,228	1,965,302	1.1%	6162 S Willow Drive, Suite 320, Greenwood Village, CO 80111
Galloway & Company LLC, Revolver (C)	—	05-05-31	656,743	655,101	0.4%	6162 S Willow Drive, Suite 320, Greenwood Village, CO 80111
Galloway & Company LLC, Term Loan (3 month CME Term SOFR + 4.250%) (D)	7.950	05-05-31	4,301,992	4,291,237	2.5%	6162 S Willow Drive, Suite 320, Greenwood Village, CO 80111
Health Management Associates, Inc., Delayed Draw Term Loan (3 month CME Term SOFR + 6.250%) (D)	9.011	03-30-29	219,378	219,378	0.1%	2501 Woodlake Circle Suite 100 Okemos, MI 48864
Health Management Associates, Inc., Revolver (C)	—	03-30-29	124,004	124,004	0.1%	2501 Woodlake Circle Suite 100 Okemos, MI 48864
Health Management Associates, Inc., Term Loan (3 month CME Term SOFR + 6.250%) (D)	9.011	03-30-29	1,697,354	1,697,354	1.0%	2501 Woodlake Circle Suite 100 Okemos, MI 48864
HMN Acquirer Corp., Delayed Draw Term Loan (C)	—	11-05-31	1,041,667	1,036,458	0.6%	11 Phillips Parkway, Montvale, New Jersey 07645
HMN Acquirer Corp., Revolver (C)	—	11-05-31	625,000	621,875	0.4%	11 Phillips Parkway, Montvale, New Jersey 07645
HMN Acquirer Corp., Term Loan (3 month CME Term SOFR + 4.500%) (D)	8.200	11-05-31	2,797,917	2,783,927	1.6%	11 Phillips Parkway, Montvale, New Jersey 07645
Purple Cow Buyer LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 5.000%) (C)	8.684	11-05-30	1,041,371	1,036,164	0.6%	3815 S Midco Street, Wichita, Kansas 67215
Purple Cow Buyer LLC, Revolver (3 month CME Term SOFR + 5.000%) (C)	8.660	11-05-30	277,835	276,446	0.2%	3815 S Midco Street, Wichita, Kansas 67215
Purple Cow Buyer LLC, Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.660	11-05-30	1,646,172	1,637,941	1.0%	3815 S Midco Street, Wichita, Kansas 67215
ToxStrategies LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 4.750%) (C)	8.450	11-12-31	1,707,833	1,695,024	1.0%	23501 Cinco Ranch Blvd., Suite B226, Katy, TX 77494
ToxStrategies LLC, Revolver (C)	—	11-12-31	798,319	792,332	0.5%	23501 Cinco Ranch Blvd., Suite B226, Katy, TX 77494
ToxStrategies LLC, Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	11-12-31	6,973,519	6,921,218	4.1%	23501 Cinco Ranch Blvd., Suite B226, Katy, TX 77494

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
WeLocalize, Inc., Delayed Draw Term Loan (6 month CME Term SOFR + 5.000%) (D)	8.695	05-31-27	506,073	$501,013	0.3%	136 Madison Avenue, 6th Floor, New York, NY 10016
WeLocalize, Inc., Incremental Term Loan (6 month CME Term SOFR + 5.000%) (D)	8.695	05-31-27	1,993,909	1,973,970	1.2%	136 Madison Avenue, 6th Floor, New York, NY 10016
WeLocalize, Inc., Revolver (Prime rate + 4.000% and 6 month CME Term SOFR + 5.000%) (C)	9.267	05-31-27	421,597	417,381	0.2%	136 Madison Avenue, 6th Floor, New York, NY 10016
WeLocalize, Inc., Term Loan (6 month CME Term SOFR + 5.000%) (D)	8.695	05-31-27	1,517,244	1,502,072	0.9%	136 Madison Avenue, 6th Floor, New York, NY 10016
Trading companies and distributors 17.6%
BLP Buyer, Inc., Add-On Term Loan (1 month CME Term SOFR + 6.500%) (D)	10.168	12-24-29	905,565	885,189	0.5%	2301 Commerce Street, Suite 110, Houston, TX, 77002
BLP Buyer, Inc., Delayed Draw Term Loan (1 month CME Term SOFR + 6.500%) (D)	10.168	12-24-29	285,968	279,533	0.2%	2301 Commerce Street, Suite 110, Houston, TX, 77002
BLP Buyer, Inc., Revolver (1 and 6 month CME Term SOFR + 6.500%) (C)	10.168	12-24-29	290,323	283,790	0.2%	2301 Commerce Street, Suite 110, Houston, TX, 77002
BLP Buyer, Inc., Term Loan (1 month CME Term SOFR + 6.500%) (D)	10.168	12-24-29	2,377,016	2,323,533	1.4%	2301 Commerce Street, Suite 110, Houston, TX, 77002
Genuine Cable Group LLC, Term Loan (1 month CME Term SOFR + 5.250%) (D)	9.018	05-03-27	2,114,736	2,098,875	1.2%	8550 W. Bryn Mawr Ave. Suite 400 Chicago, IL 60631
Krayden Holdings, Inc., Add-On Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	03-01-29	862,547	853,922	0.5%	1491 W 124th Avenue, Westminster, CO 80234
Krayden Holdings, Inc., Delayed Draw Term Loan A (3 month CME Term SOFR + 4.750%) (D)	8.450	03-01-29	256,753	254,186	0.1%	1491 W 124th Avenue, Westminster, CO 80234
Krayden Holdings, Inc., Delayed Draw Term Loan B (3 month CME Term SOFR + 4.750%) (D)	8.450	03-01-29	256,753	254,186	0.1%	1491 W 124th Avenue, Westminster, CO 80234
Krayden Holdings, Inc., Delayed Draw Term Loan C (3 month CME Term SOFR + 4.750%) (C)	8.450	03-01-29	873,895	865,156	0.5%	1491 W 124th Avenue, Westminster, CO 80234
Krayden Holdings, Inc., Revolver (3 month CME Term SOFR + 4.750%) (C)	8.450	03-01-29	574,269	568,526	0.3%	1491 W 124th Avenue, Westminster, CO 80234
Krayden Holdings, Inc., Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	03-01-29	1,347,113	1,333,641	0.8%	1491 W 124th Avenue, Westminster, CO 80234
M&D Midco, Inc., 1st Amendment Delayed Draw Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.823	08-31-28	822,757	800,131	0.5%	7902 FM 1960 Bypass Rd. W Humble, Texas 77338
M&D Midco, Inc., 3rd Amendment Delayed Draw Term Loan (C)	—	08-31-28	1,026,393	998,167	0.6%	7902 FM 1960 Bypass Rd. W Humble, Texas 77338
M&D Midco, Inc., 3rd Amendment Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.823	08-31-28	1,435,881	1,396,394	0.8%	7902 FM 1960 Bypass Rd. W Humble, Texas 77338
M&D Midco, Inc., Delayed Draw Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.823	08-31-28	488,763	475,322	0.3%	7902 FM 1960 Bypass Rd. W Humble, Texas 77338
M&D Midco, Inc., Revolver (3 month CME Term SOFR + 6.000%) (C)	9.802	08-31-28	763,871	742,865	0.4%	7902 FM 1960 Bypass Rd. W Humble, Texas 77338
M&D Midco, Inc., Term Loan (3 month CME Term SOFR + 6.000%) (D)	9.823	08-31-28	1,383,675	1,345,624	0.8%	7902 FM 1960 Bypass Rd. W Humble, Texas 77338

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
SurfacePrep Buyer LLC, Delayed Draw Term Loan (6 month CME Term SOFR + 5.000%) (D)	8.609	02-04-30	541,942	$541,942	0.3%	9000 Byron Commerce Dr SW, Byron Center, MI 49315
SurfacePrep Buyer LLC, Incremental Delayed Draw Term Loan (6 month CME Term SOFR + 5.000%) (C)(D)	8.615	02-04-30	816,514	816,514	0.5%	9000 Byron Commerce Dr SW, Byron Center, MI 49315
SurfacePrep Buyer LLC, Revolver (6 month CME Term SOFR + 5.000%) (C)	8.619	02-04-30	547,945	547,945	0.3%	9000 Byron Commerce Dr SW, Byron Center, MI 49315
SurfacePrep Buyer LLC, Term Loan (6 month CME Term SOFR + 5.000%) (D)	8.619	02-04-30	2,853,288	2,853,288	1.7%	9000 Byron Commerce Dr SW, Byron Center, MI 49315
WWEC Holdings III Corp., Delayed Draw Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	10-03-28	331,928	331,928	0.2%	295 Woodcliff Dr Ste 3C, Fairport, NY 14450
WWEC Holdings III Corp., Incremental Delayed Draw Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	10-03-28	146,016	146,016	0.1%	295 Woodcliff Dr Ste 3C, Fairport, NY 14450
WWEC Holdings III Corp., Revolver (C)	—	10-03-28	434,020	434,020	0.3%	295 Woodcliff Dr Ste 3C, Fairport, NY 14450
WWEC Holdings III Corp., Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	10-03-28	1,520,449	1,520,449	0.9%	295 Woodcliff Dr Ste 3C, Fairport, NY 14450
Xenon Arc, Inc., 2024-1 Term Loan (3 month CME Term SOFR + 5.750%) (D)	9.520	12-20-28	3,930,000	3,890,700	2.3%	1770 112th Avenue NE, Suite 400, Bellevue, WA 98004
Xenon Arc, Inc., 2025-1 Term Loan (3 month CME Term SOFR + 5.750%) (D)	9.550	12-20-28	2,989,800	2,959,902	1.8%	1770 112th Avenue NE, Suite 400, Bellevue, WA 98004
Information technology 16.0%				27,158,044

IT services 10.0%
AC Blackpoint Acquisition, Inc., Delayed Draw Term Loan A (3 month CME Term SOFR + 5.000%) (D)	8.700	12-31-30	1,006,780	999,229	0.6%	67 Prospect Avenue, Suite 202, West Hartford, CT 06106
AC Blackpoint Acquisition, Inc., Delayed Draw Term Loan B (3 month CME Term SOFR + 5.000%) (C)	8.700	12-31-30	1,010,695	1,003,115	0.6%	67 Prospect Avenue, Suite 202, West Hartford, CT 06106
AC Blackpoint Acquisition, Inc., Delayed Draw Term Loan C (C)	—	12-31-30	287,770	285,612	0.2%	67 Prospect Avenue, Suite 202, West Hartford, CT 06106
AC Blackpoint Acquisition, Inc., Delayed Draw Term Loan D (C)	—	12-31-30	287,770	285,612	0.2%	67 Prospect Avenue, Suite 202, West Hartford, CT 06106
AC Blackpoint Acquisition, Inc., Delayed Draw Term Loan E (C)	—	12-31-30	287,770	285,612	0.2%	67 Prospect Avenue, Suite 202, West Hartford, CT 06106
AC Blackpoint Acquisition, Inc., Revolver (C)	—	12-31-30	508,475	504,661	0.3%	67 Prospect Avenue, Suite 202, West Hartford, CT 06106
AC Blackpoint Acquisition, Inc., Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.700	12-31-30	3,263,771	3,239,293	1.9%	67 Prospect Avenue, Suite 202, West Hartford, CT 06106
AIDC IntermediateCo LLC, Term Loan (1 month CME Term SOFR + 5.250%) (D)	8.918	07-22-27	2,114,887	2,112,772	1.2%	265 Foster Street, Littleton, MA 01460
Hy-Tek Opco LLC, Revolver (C)	—	09-19-28	851,942	847,682	0.5%	2222 Rickenbacker Pkwy W, Columbus, OH 43217
Hy-Tek Opco LLC, Term Loan (3 month CME Term SOFR + 5.500%) (D)	9.200	09-19-28	4,492,714	4,470,250	2.6%	2222 Rickenbacker Pkwy W, Columbus, OH 43217

	Rate (%)	Maturity date	Par value^	Value	Percentage of Net Assets	Address
Jetson Buyer, Inc., Revolver (Prime rate + 4.500%) (C)	11.250	04-09-30	443,656	$442,547	0.2%	5535 Union Centre Drive, West Chester, OH 45069
Jetson Buyer, Inc., Term Loan (3 month CME Term SOFR + 5.500%) (D)	9.200	04-09-30	2,571,761	2,565,332	1.5%	5535 Union Centre Drive, West Chester, OH 45069
Software 6.0%
Chime Holdco LLC, Revolver (C)	—	10-11-32	496,966	490,754	0.3%	10211 Wincopin Circle, Suite 150, Columbia, MD 21044
Chime Holdco LLC, Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	10-11-32	4,224,210	4,171,407	2.5%	10211 Wincopin Circle, Suite 150, Columbia, MD 21044
QM Buyer, Inc., Delayed Draw Term Loan (C)	—	12-06-30	1,222,222	1,222,222	0.7%	425 Caredean Drive, Horsham, PA 19044
QM Buyer, Inc., Revolver (C)	—	12-06-30	611,111	611,111	0.4%	425 Caredean Drive, Horsham, PA 19044
QM Buyer, Inc., Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	12-06-30	3,620,833	3,620,833	2.1%	425 Caredean Drive, Horsham, PA 19044
Materials 7.6%				12,789,363

Chemicals 7.6%
Chemtron Supply LLC, Add-On Delayed Draw Term Loan (3 month CME Term SOFR + 4.750%) (C)	8.450	03-02-29	2,331,005	2,313,522	1.4%	3500 Harry S Truman Blvd, St Charles, MO 63301
Chemtron Supply LLC, Delayed Draw Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.434	03-02-29	712,347	707,005	0.4%	3500 Harry S Truman Blvd, St Charles, MO 63301
Chemtron Supply LLC, Revolver (C)	—	03-02-29	362,979	360,257	0.2%	3500 Harry S Truman Blvd, St Charles, MO 63301
Chemtron Supply LLC, Term Loan (3 month CME Term SOFR + 4.750%) (D)	8.450	03-02-29	1,054,419	1,046,511	0.6%	3500 Harry S Truman Blvd, St Charles, MO 63301
Seawolf Buyer LLC, Delayed Draw Term Loan (C)	—	08-08-31	1,041,667	1,028,646	0.6%	595 John Downey Drive, New Britain, CT 06051
Seawolf Buyer LLC, Revolver (C)	—	08-08-31	1,041,667	1,028,646	0.6%	595 John Downey Drive, New Britain, CT 06051
Seawolf Buyer LLC, Term Loan (3 month CME Term SOFR + 5.000%) (D)	8.640	08-08-31	6,384,583	6,304,776	3.8%	595 John Downey Drive, New Britain, CT 06051

			Shares/ Units	Value	Percentage of Net Assets	Address
Equity (A) 0.7% (Cost $1,091,815)				$1,103,687
Consumer discretionary 0.3%				505,643
Diversified consumer services 0.2%
P.J. Fitzpatrick LLC			2,833	345,667	0.2%	21 Industrial Blvd, New Castle, DE 19720
Hotels, restaurants and leisure 0.1%
Rocket Group Holdings LLC, Class A Units			120,283	159,976	0.1%	1670 Route 34, Wall Township, NJ 07727
Consumer staples 0.1%				137,477
Food products 0.1%
GSF Group Holdings LP, Class A-2 Units			136	137,477	0.1%	100 Willow Street, Unit 1, North Andover, MA 01845
Financials 0.1%				83,411
Insurance 0.1%
Stellar Parent LLC, Class A Units			100	83,411	0.1%	100 S Ashley Drive, Suite 600, Tampa, FL 33602
Industrials 0.1%				194,631
Machinery 0.1%
Rapid Aggregator LLC			138	111,939	0.1%	6111 Mill Creek Dr., Auburndale, WI 54412

	Shares/ Units	Value	Percentage of Net Assets	Address
Professional services 0.0%
CPS Investors LP, Class A Units	962	$82,692	0.0%	230 Third Avenue, Suite A, Waltham, MA 02451
Information technology 0.1%		182,525
IT services 0.1%
AC BlackPoint Holdings LLC, Class A-1 Units	205	182,525	0.1%	67 Prospect Avenue, Suite 202, West Hartford, CT 06106

	Yield (%)	Shares	Value	Percentage of Net Assets	Address
Short-term investments 6.1% (Cost $10,423,755)			$10,423,755
Short-term funds 6.1%			10,423,755
Dreyfus Government Cash Management Fund, Institutional Class	3.5400 (E)	10,423,755	10,423,755	6.1%	240 Greenwich Street, New York, New York 10286
Total investments (Cost $417,711,887) 245.7%			$416,616,523
Less unfunded loan commitments (60.7%)			(102,864,092)
Net investments (Cost $314,847,795) 185.0%			$313,752,431
Other assets and liabilities, net (85.0%)			(144,159,549)

Total net assets 100.0%			$169,592,882

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of MPCF.

^ All par values are denominated in U.S. dollars unless otherwise indicated.

See Notes to consolidated financial statements

Security Abbreviations and Legend

CME	CME Group Published Rates
PIK	Pay-in-Kind Security—Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	Securities are valued using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy.
(B)

Senior loans are variable rate obligations which generally pay interest rates that are periodically redetermined by reference to a base lending rate and spread, which are both subject to change. The rate shown represents the rate at period end.

(C)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the reference rate and spread of the funded portion, if any. No interest rate is determined for unfunded positions. See Note 2 for more information.

(D)	All or a portion of this security is pledged as collateral pursuant to the JPM Funding Facility.
(E)	The rate shown is the annualized seven-day yield as of 3-31-26.

Description of Portfolio Companies

Set forth below is a brief description of each portfolio company in which MPCF has made an investment that represents greater than 5% of MPCF’s total assets as of March 31, 2026.

4M Capital, Ltd.

A designer of premium lighting, furnishings and accessories primarily targeting the residential design market.

AC Blackpoint Acquisition, Inc.

Provider of outsourced managed IT services to SMB businesses primarily in the Pacific Northwest and Mountain West regions.

AC BlackPoint Holdings LLC

Provider of outsourced managed IT services to SMB businesses primarily in the Pacific Northwest and Mountain West regions.

AIDC IntermediateCo LLC

A system integrator of automatic identification and data capture (“AIDC”) hardware, services & software and consumables solutions primarily to the industrial, food, eCommerce, and healthcare markets.

Air Buyer, Inc.

A provider of freight post-audit and recovery services as well as parcel audit, specialized data analytics, and contract negotiation support to bluechip customers.

All Glass & Window Holdings, Inc.

A distributor and installer of impact-resistant window and door solutions in Florida.

American Combustion Industries, Inc.

A unionized provider of commercial HVAC, plumbing, controls, engineering, and other mechanical services across three major geographies (Northeast / Mid-Atlantic / Southeast). The company provides service, maintenance, repair, break-fix, replacement, upgrade, installation, engineering, and energy efficiency services for HVAC, mechanical, and plumbing systems across a diversified base of education, government, healthcare, industrial and other commercial customers.

ARC Health Operating Company LLC

Provider of outpatient mental health services consisting of 91 clinics across 20 states.

Bandon Fitness, Inc.

A franchisee of fitness centers under the Anytime Fitness (“AF”) brand.

BCTS Parent LLC

An independent provider of heating, ventilation, and air conditioning (“HVAC”) services to commercial customers in KS, OH, ME, MO, AL, VT, and Canada.

Beacon Behavioral Holdings LLC

Southeast-based provider of inpatient and outpatient mental health treatment services.

Beary Landscaping LLC

A commercial landscaping and snow removal services provider focused on the Midwestern US.

BLP Buyer, Inc.

A value added distributor and fabricator of mission-critical and technically demanding “below the hook” lifting solutions.

Capital Construction LLC

A roofing restoration and exterior improvement contractor primarily serving residential properties in TX and MN.

Chemtron Supply LLC

An independent provider of industrial water and wastewater treatment chemicals to commercial and industrial customers in the United States.

Chime Holdco LLC

A SaaS provider of call intelligence and communications solutions for automotive dealerships, combining hosted telephony, call tracking, performance coaching, and reputation management to improve customer responsiveness, engagement, and sales conversion.

CPC/Cirtec Holdings, Inc.

A Medical Device Outsourced (“MDO”) manufacturer providing an end-to-end suite of solutions spanning design, engineering, and manufacturing to leading medical device OEMs. The company specializes in electro-mechanical medical devices and sub-assemblies for minimally invasive surgical devices.

CPS Holdco, Inc.

A combination of two payroll processing businesses serving SMBs.

CRH Healthcare Purchaser, Inc.

An operator of a network of urgent care centers throughout Georgia, Florida, and Maryland.

DAWGS Intermediate Holding Company

A provider of security solutions for vacant properties whether it be residential or commercial.

Diverzify Intermediate LLC

A provider of commercial flooring and interior solutions operating 62 locations in the United States serving 11k customers yearly.

Dreyfus Government Cash Management Fund

A government money market fund managed to meet the requirements of Rule 2A-7 under the 1940 Act.

Eastern Communications Solutions, Inc.

Specialty distributor of critical communications equipment to the police, fire, EMS, utility, and transportation industries.

Foodscience LLC

Providers of pet and human supplements.

Galloway & Company LLC

A provider of architecture, engineering and surveying services for various end markets.

GarageCo Intermediate II LLC

A provider of comprehensive garage door replacement, installation, repair, and service solutions for residential, commercial, and mixed-use end markets.

Genuine Cable Group LLC

A leading value-added solutions provider meeting the wire, cable and automation needs of customers across a wide spectrum of markets, including industrial automation, building infrastructure, communications, and industrial OEMs.

GSF Buyer LLC

A manufacturer of ready-to-cook protein products sold through grocery retail channel.

GSF Group Holdings LP

A manufacturer of ready-to-cook protein products sold through grocery retail channel.

Health Management Associates, Inc.

National research and consulting firm specializing in publicly funded healthcare and human services policy, programs, financing, and evaluation. The company has a team of over 300 expert consultants with vast experience throughout the healthcare system, specializing in complex healthcare program and policy issues.

Hill Country Dairies, Inc.

A full-service direct-store delivery dairy distribution platform based in Austin, TX. Company carries 220+ SKU’s with most being fresh milk, heavy cream, buttermilk, cheese, butter, and other dairy products that are sold into foodservice market.

HMN Acquirer Corp.

Targeted healthcare marketing platform that provides patient and healthcare provider medical education in the exam room.

Hy-Tek Opco LLC

A warehouse automation systems integrator providing design, installation, equipment and controls, software, support, and consulting for logistics operations.

Identiti Resources LLC

A national provider of signage program management, maintenance services, and general facility maintenance, serving commercial customers across diverse end markets including retail, petroleum, healthcare, and more.

Impact Climate Technologies LLC

A commercial HVAC company.

In Vitro Sciences LLC

A roll up of reproductive endocrinology and fertility practices across 13 states (CT, NY, IL, NH, MA, ME, MO, OK, LA, MS, AL, FL, and RI). The company provides reproductive care and solutions to couples, families, and individual patients.

Integrated Openings Solutions LLC

A value-added specialty distributor and service provider, offering comprehensive door, opening and access control solutions.

Jetson Buyer, Inc.

A provider of outsourced automation integration services with a focus on the life sciences, data center, and food & beverage end markets.

Krayden Holdings, Inc.

Global distribution platform focused on specialty adhesives, sealants, coatings, lubricants, soldering product, epoxy preforms, and composite process materials.

Leap Service Partners LLC

An aggregator of HVAC and plumbing service providers across seven states (Tennessee, Alabama, Georgia, Kentucky, Florida, North Carolina, and Missouri). The company primarily serves residential customers and light commercial customers.

Lindstrom LLC

A North American master distributor of core fasteners, providing sourcing, fulfillment, quality assurance, and value-added services (packaging/kitting, plating/coating), serving other fastener distributors.

LTC Consulting Services LLC

An outsourced financial services provider to skilled nursing facilities.

M&D Midco, Inc.

Distributor and remanufacturer of diesel engine parts. The company’s product catalog includes general engine parts, fuel injectors, and turbochargers that serve a wide variety of diesel engine applications. A substantial portion of the business is attributable to remanufactured products, whereby the company takes a broken component from a customer and retools it into like-new condition.

Magic Valley Electric LLC

A full-service electrical systems integrator serving agriculture, industrial, commercial and multi-family clients in the Mountain West region.

Midwest Eye Services LLC

A regional provider of clinical and surgical eye care services, spread across +50 locations inclusive of 5 ambulatory surgery centers (“ASCs”). The company provides comprehensive eye care services inclusive of primary care, surgical care, Bridgeview’s optical lab, and other ancillary services.

NE Ortho Management Services LLC

A provider of orthopedic physician practice management services in the Northeast U.S., offering subspecialty care across joint replacement, sports medicine, spine, extremities, and pain management. The company operates a full suite of ancillary services, including ASCs, physical therapy, imaging, and DME.

O2B Early Education Holding, Inc.

A provider of early education services for children in the Southeast U.S offering preschool, before/after school, summer camp and family membership programs. The company operates 61 schools across five states.

OIS Management Services LLC

Operator of oral and maxillofacial surgery clinics. Oral surgeons typically perform complex tooth extractions and dental implants ranging from single tooth to full arch restorations.

P.J. Fitzpatrick LLC

A provider of residential renovation and repair services, specializing in bath remodels, roofing, gutters, windows, doors, and siding, serving homeowners in the mid-Atlantic region.

PAK Quality Foods Acquisition LLC

A Texas-based company operating as both a protein distributor and a cold storage service provider.

Pediatric Home Respiratory Services LLC

A full-service provider of coordinated in-home medical care to fragile pediatric populations with complex medical conditions.

Perennial Services Group LLC

A management services company supporting landscaping, turf care and pest control businesses.

PNB Holdings III LLC

A MRO provider for Class I rail and other intermodal providers, particularly chassis and trailer leasing companies.

Prestige Backyards LLC

A provider of new pool construction, maintenance services, and pool and irrigation part sales for residential and commercial customers in the Northeast U.S., primarily Massachusetts and Long Island, NY.

Purple Cow Buyer LLC

Provider of testing, inspection, certification, and compliance services to customers across a variety of end markets.

QM Buyer, Inc.

The largest distributor of AVEVA (“AVEVA”) software. AVEVA is a global leader in industrial automation software.

Rapid Aggregator LLC

Provider of compressed air system solutions, including fittings, accessories, piping and filtration products.

Redwood MSO LLC

Provider of dentistry services in Michigan, Georgia, Illinois, Alabama, and Colorado.

Refocus Management Services LLC

An ophthalmology practice management company focused on the New England and Mid-Atlantic markets. The company offers a comprehensive suite of eye care specialties, including general care, cataract, cornea, retina, glaucoma, and pediatric care.

Renovation Systems LLC

A provider of outsourced interior and exterior service solutions primarily serving multi-family residential properties. Headquartered in Minneapolis, the company provides interior flooring and renovation services, exterior renovation, and emergency response restoration services, among other turnkey services (e.g., carpet cleaning, tile resurfacing, power washing etc.).

Rocket Group Holdings LLC, Class A Units

A franchisor of fast-casual Mexican-fusion restaurants.

Rocket Holdco Intermediate II LLC

A franchisor of fast-casual Mexican-fusion restaurants.

Rome Borrower LLC

A provider of integrated financial services in the Southeast U.S., offering accounting, tax, advisory, insurance brokerage, and M&A consulting solutions.

RPC TopCo, Inc.

A designer and manufacturer of prefabricated insoles and orthotics.

Seawolf Buyer LLC

A provider of specialized fluids for cleaning, coating, lubricating, and sterilization, serving diverse end markets such as healthcare, thermal solutions, aerospace and defense, electronics, fiber optics, and water and surface treatments.

Security Services Acquisition Sub Corp.

A hybrid, managed security services provider with >2,000 in-house guards spanning a network of >2,500 third-party security vendors to provide a blue-chip customer base with security guards, off-duty officers and other security services nationwide.

Simon Pearce LLC

A designer and manufacturer of hand-blown glass and hand-made pottery.

Star Logistics & Hospitality Services LLC

The company is the largest provider of commercial laundry services to the Metro New York hotel industry serving 60+ locations with an estimated market share of ~25%. The company’s service categories include linens (sheets, pillow covers, towels; 84% of 2023 revenue), housekeeping (comforters, curtains, rugs; 10%), and add-ons (delivery services / sorting; 6%).

StartKleen Legacy Holdings LLC

A provider of critical food safety sanitation services and chemicals.

Stellar Buyer LLC

A claims processing company that serves policyholders by filing insurance claims on their behalf.

Stellar Buyer LLC, Class A Units

A claims processing company that serves policyholders by filing insurance claims on their behalf.

Steward Partners Global Advisory LLC

A registered investment advisor (“RIA”) with 193 financial advisors (“FA” or “Advisor”) serving more than 21,000 clients out of 32 offices throughout the United States.

SurfacePrep Buyer LLC

A specialty distributor of high-consequence-to-cost, consumable abrasive products and specialty materials, surface finishing equipment, and value-added services / other (“VAS”).

The Smilist DSO LLC

A dental support organization (“DSO”) with 87 dental practice affiliations across NY, NJ, PA, CT, MA, MD, and DE.

ToxStrategies LLC

A multidisciplinary scientific consulting firm addressing complex regulatory, scientific, and technical challenges through toxicology, epidemiology, exposure science, regulatory affairs, drug-development support, cold-chain engineering, risk assessment, and litigation support, serving clients in pharmaceuticals, food & additives, consumer products, chemicals/petrochemicals, and animal feed.

TruSource Foods LLC

A fresh food processing and distribution roll-up, targeting retail and foodservice end markets in the eastern US.

VPD Management, Inc.

A national provider of anatomic pathology services to the hospital and independent physician office markets.

Vybond Buyer LLC

A manufacturer of high performance tapes and adhesives.

WeLocalize, Inc.

A language services provider (“LSP”), providing global businesses with language translation, localization, and data management services. The company’s offerings include global localization management, language translation services, automation tools, enterprise translation management technologies, artificial intelligence (“AI”) data management, and other business-related language and data services that enable customers to consistently reach and engage international audiences across languages.

Wheat Holdings LLC

A Western U.S. bakery platform producing fresh, frozen, and milled products for foodservice, retail, and restaurant channels, supported by SQF-certified facilities and strong regional distribution relationships with major foodservice partners.

Wildcat Purchaser LLC

A production-animal focused vet platform; offering veterinary services and health products primarily to beef and dairy cattle operations.

WWEC Holdings III Corp.

A designer and distributor of a family of proprietary and 3rd party branded motors, gear reducers, motor controls, generators and frequency converters.

Xenon Arc, Inc.

A tech-enabled distribution services provider to large, enterprise manufacturers and suppliers in the chemicals, materials, and food & beverage ingredients markets servicing 7,000+ end-customers across the world with offices in North America, Europe and Latin America.

XpressMyself.com LLC

E-commerce provider of customizable signs, labels and tags for regulatory, compliance, and safety applications.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF MPCF

As of [●], 2026, there were [●] MPCF Common Shares outstanding.

The following table sets forth, as of May 14, 2026, the beneficial ownership information with respect to MPCF Common Shares for each Trustee, MPCF’s officers, those persons who directly or indirectly own, control or hold with the power to vote 5.0% or more of MPCF Common Shares and all officers and Trustees, as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. The address for each Trustee and officer listed below is c/o Manulife Private Credit Fund, 200 Berkeley Street, Boston, MA 02116.

Percentage of Class NAV shares outstanding
Name Five Percent Shareholders	Type of Ownership	Shares owned	Percentage
Manufacturers Life Reinsurance Limited(1)	Beneficial	744,978.065	9%
Manulife International Limited (Hong Kong)(2)	Beneficial	1,738,282.152	21%
Manulife Private Credit Plus Fund(3)	Beneficial	5,773,119.374	70%
Independent Trustees
Hassell H. McClellan	N/A	—	—
Grace K. Fey	N/A	—	—
Deborah C. Jackson	N/A	—	—
Interested Trustee
Ian Roke	N/A	—	—
Executive Officers Who Are Not Trustees
Heidi Knapp	N/A	—	—
Christopher Sechler	N/A	—	—
Mercy Bishay	N/A	—	—
All Trustees and Executive Officers as a Group (7 persons)		—	—%

(1)	The Goddard Building Haggatt Hall, St. Michael, C8 BB11059
(2)	22 F Manulife Financial Center, 223-231Wai Yip Street, Kwun Tong Kowloon, K3 999077
(3)	200 Berkeley Street, Boston, MA 02116

The following table sets forth the dollar range of equity securities of MPCF beneficially owned by each of the current MPCF trustees as of December 31, 2025. Information as to beneficial ownership is based on information furnished to MPCF by such persons. For purposes of this joint proxy statement/prospectus, the term “Fund Complex” consists of MPCF and each other fund advised by the MPCF Adviser or the MPCF Adviser’s affiliate, John Hancock Investment Management LLC.

Trustee of MPCF	Dollar Range of the Equity Securities of MPCF(1)(2)	Aggregate Dollar Range of the Equity Securities of the Fund Complex(1)(2)
Interested Trustee:
Ian Roke	None	Over $100,000
Independent Trustees:
Hassell H. McClellan	None	Over $100,000
Grace K. Fey	None	Over $100,000
Deborah C. Jackson	None	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Voting of Control Persons

A “control person” is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person may determine the outcome of any matter affecting and voted on by shareholders of CVEST or MPCF.

As of May 29, 2026, Manulife Private Credit Plus Fund (“MPCPF”) owned approximately 70% of the voting securities of MPCF. As a result, MPCPF has effective voting control over matters submitted for shareholder approval. MPCPF is a continuously offered closed-end management investment company organized as a Massachusetts business trust and registered under the 1940 Act.

DESCRIPTION OF CAPITAL STOCK OF CVEST

The following description is based on relevant portions of Delaware law and on the Declaration of Trust and Bylaws. This summary is not necessarily complete, and CVEST refers investors to Delaware law and the organizational documents for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of CVEST Common Shares and an unlimited number of preferred shares. The Declaration of Trust provides that the Board may classify or reclassify any unissued CVEST Common Shares into one or more classes or series of CVEST Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for the CVEST Common Shares, and CVEST can offer no assurances that a market for the CVEST Common Shares will develop in the future. CVEST does not intend for the CVEST Common Shares offered under this joint proxy statement/prospectus to be authorized for issuance under any equity compensation plans. Under the terms of the Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. Seq. The Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to CVEST by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with CVEST’s assets or the affairs of CVEST by reason of being a shareholder.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of March 31, 2026
Class S	Unlimited	—	—
Class D	Unlimited	—	—
Class F	Unlimited	—	—
Class I	Unlimited	0	18,631,557.50

Common Shares

Under the terms of the Declaration of Trust, all CVEST Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, and fully paid. Dividends and distributions may be paid to the holders of CVEST Common Shares if, as and when authorized by the Board and declared by CVEST out of funds legally available therefore. Except as may be provided by the Board in setting the terms of classified or reclassified CVEST Common Shares or as may otherwise be provided by contract approved by the Board, no shareholder shall have any preemptive right to purchase or subscribe for any additional CVEST Common Shares or any other security of CVEST that it may issue or sell. Shareholders of CVEST are not entitled to require CVEST to repurchase or redeem CVEST Common Shares. In the event of CVEST’s liquidation, dissolution or winding up, each share of the CVEST Common Shares would be entitled to share pro rata in all of CVEST’s assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of its preferred shares, if any preferred shares are outstanding at such time.

Subject to the rights of holders of any other class or series of CVEST Common Shares, each CVEST Common Share will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of trustees. Except as may be provided by the Board in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of the CVEST Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect trustees, each trustee will be elected by a majority of all shares outstanding at a meeting of shareholders duly called and at which is quorum is present.

Class I shares

Class I is the only class of shares being offered in this joint proxy statement/prospectus. No upfront selling commissions are paid for sales of any Class I shares.

Class I shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by CVEST’s executive officers and Trustees and their immediate family members, as well as officers and employees of the CVEST Adviser or other affiliates and their immediate family members, and, if approved by CVEST’s Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that CVEST may determine. In certain cases, where a holder of Class S, Class D or Class F shares exits a relationship with a participating broker for an offering and does not enter into a new relationship with a participating broker for such offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. CVEST may also offer Class I shares to certain feeder vehicles primarily created to hold CVEST’s Class I shares, which in turn offer interests in themselves to investors; CVEST expects to conduct such offerings pursuant to exemptions to registration under the Securities Act. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. CVEST may also offer Class I shares to other investment vehicles.

Investment Minimums

CVEST, in the sole discretion of the CVEST Adviser, may also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in CVEST for purposes of determining satisfaction of minimum investment amounts.

Transferability of Common Shares

CVEST’s Common Shares have no preemptive, exchange, conversion, appraisal or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that CVEST’s assets could be treated as “plan assets,” CVEST may require any person proposing to acquire CVEST Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board.

Preferred Shares

This joint proxy statement/prospectus does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, the Board may authorize CVEST to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. CVEST does not currently anticipate issuing preferred shares in the near future. In the event it issues preferred shares, CVEST will make any required disclosure to CVEST Shareholders.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. CVEST’s Declaration of Trust and Bylaws provide that CVEST’s trustees will not be liable to CVEST or CVEST’s shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law, subject to any limitation set forth under the federal or state securities laws or the Omnibus Guidelines. CVEST’s Declaration of Trust and Bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, CVEST will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to CVEST’s Declaration of Trust and Bylaws and subject to certain exceptions described therein, CVEST will indemnify, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former trustee or officer of CVEST and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a trustee or officer of CVEST and at the request of CVEST, serves or has served as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law, subject to any limitation set forth under the federal or state securities laws or the Omnibus Guidelines. Notwithstanding the foregoing, CVEST will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

CVEST will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless: (a) the Indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of CVEST; (b) the Indemnitee was acting on behalf of or performing services for CVEST; (c) such liability or loss was not the result of negligence or misconduct by the Indemnitee, or gross negligence or willful misconduct in the case that the Indemnitee is an Independent Trustee; (d) such indemnification or agreement to hold harmless is recoverable only out of CVEST net assets and not from Shareholders. Notwithstanding anything to the contrary herein or in the Declaration of Trust, an Indemnitee and any person acting as broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnitee; (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against a particular Indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of CVEST were offered or sold as to indemnification for violations of securities laws.

In addition, the Declaration of Trust permits CVEST to advance reasonable expenses to an Indemnitee, and CVEST will do so in advance of final disposition of a proceeding upon receipt of an undertaking by or on behalf of such trustee or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by CVEST.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

CVEST was formed in Delaware on June 28, 2023 and will remain in existence until dissolved in accordance with the Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, CVEST is permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon CVEST pursuant to the agreements relating to such business activity.

Number and Term of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of trustees will be set by the Board in accordance with the Declaration of Trust and CVEST’s Bylaws. The Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of trustees. The Declaration of Trust provides that the number of trustees generally may not be less than three. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by the Board in setting the terms of any class or series of preferred shares, pursuant to an election under the Declaration of Trust, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy resulting from an increase in the number of trustees will serve until the next annual meeting of shareholders and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

The Declaration of Trust further provides that a trustee may be removed: (1) for cause and by a majority of the remaining trustees (or in the case of the removal of a trustee who is not an interested person, a majority of the remaining trustees who are not interested persons); or (2) without cause by the affirmative vote of more than fifty percent (50%) of the outstanding CVEST Common Shares entitled to vote on the matter.

CVEST has a total of four (4) members of the Board, three (3) of whom are Independent Trustees. The Declaration of Trust provides that a majority of the Board must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each trustee shall serve for a five (5) year term and stand for election upon the fifth anniversary of the year in which such trustee was elected and may be reelected to an unlimited number of succeeding terms in accordance with CVEST’s Declaration of Trust and Bylaws. A trustee shall retire at the end of the calendar year in which they turn seventy-five (75) years of age. Each trustee will hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified.

Action by Shareholders

CVEST’s Bylaws provide that shareholder action can be taken only at any annual shareholder meeting, special meeting of shareholders, or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. Under CVEST’s Declaration of Trust and Bylaws, CVEST is required to hold a meeting of shareholders at least annually. Special meetings may be called by the trustees and certain of CVEST’s officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, the Declaration of Trust provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of CVEST upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. Any special meeting called by such shareholders is required to be held not less than 15 nor more than 60 days after

CVEST is provided notice by such shareholders of the request for a special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in CVEST’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to CVEST’s notice of the meeting, (2) by the Board or (3) provided that the Board has determined that trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

CVEST’s Declaration of Trust provides that the following actions may be taken by the shareholders, without concurrence by CVEST’s Board or the CVEST Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote on the actions to:

•	modify the Declaration of Trust

•	remove the CVEST Adviser or appoint a new investment adviser;

•	sell all or substantially all of CVEST’s assets other than in the ordinary course of business; or

•	elect Trustees at an annual meeting during a contested election.

The purpose of requiring shareholders to give CVEST advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although the Declaration of Trust does not give the Board any power to disapprove shareholder nominations for the election of trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to CVEST and its shareholders.

Amendment of the Declaration of Trust and Bylaws

The Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the CVEST Common Shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires the affirmative vote of more than fifty percent (50%) of the CVEST Common Shares entitled to vote thereon. In addition, amendments to the Declaration of Trust to make the CVEST Common Shares a “redeemable security” or to convert CVEST, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by the affirmative vote of more than fifty percent (50%) of the CVEST Common Shares entitled to cast a vote on the matter prior to the occurrence of a listing of any class of CVEST’s CVEST Common Shares on a national securities exchange.

The Declaration of Trust provides that the Board has the exclusive power to adopt, alter or repeal any provision of CVEST’s Bylaws and to make new Bylaws. The Declaration of Trust provides that the Board may amend the Declaration of Trust without any vote of the shareholders, provided, however, that amendments that adversely affect the rights of shareholders must be approved by the holders of more than fifty percent (50%) of the CVEST Common Shares entitled to vote thereon. The affirmative vote of more than fifty percent (50%) of the CVEST Common Shares is also required for certain enumerated amendments described therein.

Derivative Actions

No person, other than a trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of CVEST.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of CVEST only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed; and a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “Independent Trustees” (as that term is defined in the DSTA); and (ii) unless a demand is not required under clause (i) of this paragraph, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse CVEST for the expense of any such advisors in the event that the Board determine not to bring such action. The foregoing undertakings do not apply to any derivative or other action arising under U.S. federal and state securities laws.

Exclusive Delaware Jurisdiction

Each trustee, each officer, each shareholder, and each person beneficially owning an interest in a share of CVEST (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the DSTA, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to CVEST or its business and affairs, the DSTA, the Declaration of Trust or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust or the Bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of CVEST to the shareholders or the Board, or of officers or the Board to CVEST, to the shareholders or each other, or (C) the rights or powers of, or restrictions on, CVEST, the officers, the Board or the shareholders, or (D) any provision of the DSTA or other laws of the State of Delaware pertaining to trusts made applicable to CVEST pursuant to Section 3809 of the DSTA, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the DSTA, the Declaration of Trust or the Bylaws relating in any way to CVEST (regardless, in every case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives and all right to trial by jury in any such claim, suit, action or proceeding. In the event that any claim, suit, action or proceeding is commenced outside of the Court of Chancery of the State of Delaware in contravention of this section, all reasonable and documented out of pocket fees, costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the prevailing party in such claim, suit, action or proceeding shall be reimbursed by the non-prevailing party. Nothing in this section will apply to any claims, suits, actions or proceedings asserting a claim brought under federal or state securities laws or under the Kansas Uniform Securities Act.

Access to Records

Any shareholder will be permitted access to all of CVEST’s records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the Delaware Statutory Trust Statute, CVEST’s shareholders are entitled to inspect and copy the following corporate documents: (i) CVEST’s charter; (ii) CVEST’s bylaws; (iii) a current list of shareholders; and (iv) information regarding CVEST’s business and financial condition. A shareholder may also request access to any other corporate records, which may be evaluated solely in the discretion of CVEST’s board of trustees. An alphabetical list of the names, addresses and business telephone numbers of CVEST’s shareholders, along with the number of shares held by each of them, will be maintained as part of its books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at CVEST’s office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10-point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and CVEST may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in CVEST’s affairs. CVEST may also require that such shareholder sign a confidentiality agreement in connection with the request.

Conflict with the 1940 Act

The Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of the Declaration of Trust conflicts with any mandatory provision of the 1940 Act, the mandatory provisions of the 1940 Act will control.

DESCRIPTION OF CAPITAL STOCK OF MPCF

The following description is based on relevant portions of Delaware law and on the MPCF Declaration of Trust and Bylaws. This summary is not necessarily complete, and MPCF refers investors to the MPCF Declaration of Trust and MPCF’s Bylaws for a more detailed description of the provisions summarized below.

General

The terms of the MPCF Declaration of Trust authorize an unlimited number of MPCF Common Shares of any class and an unlimited number of Preferred Shares, none of which are outstanding as of the date of this Registration Statement. The MPCF Declaration of Trust provides that the MPCF Board shall have the full power and authority to establish and change in any manner any class of MPCF Common Shares with such preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares as the MPCF Board may from time to time determine. There is currently no market for the MPCF Common Shares, and MPCF can offer no assurances that a market for such shares will develop in the future. MPCF does not intend for the MPCF Common Shares to be listed on any national securities exchange. There are no outstanding options or warrants to purchase the MPCF Common Shares. No MPCF Common Shares have been authorized for issuance under any equity compensation plans. Under the terms of the MPCF Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. The MPCF Declaration of Trust provides that no shareholder shall be liable for any debt, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, MPCF or any class.

None of MPCF’s shares are subject to further calls or to assessments, sinking fund provisions, obligations of MPCF or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the MPCF Board in setting the terms of any class or series of MPCF Common Shares, no shareholder shall be entitled to exercise preference, appraisal, conversion or exchange rights in connection with any transaction.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of March 31, 2026
Common Shares	Unlimited	—	8,256,380

Common Shares

Under the terms of the MPCF Declaration of Trust, all MPCF Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, and fully paid. Dividends and distributions may be paid to the holders of MPCF Common Shares if, as and when authorized by the MPCF Board and declared by MPCF out of funds legally available therefore. Except as may be provided by the MPCF Board in setting the terms of classified or reclassified shares, the MPCF Common Shares shall not entitle the shareholder to have any preemptive, exchange, conversion, appraisal or redemption rights. In the event of MPCF’s liquidation, dissolution or winding up, each share of the MPCF Common Shares would be entitled to share pro rata in all of MPCF’s assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of the Preferred Shares, if any Preferred Shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each whole MPCF Common Share will be entitled to one vote as to any matter on which it is entitled to vote, including the election of trustees. Except as may be provided by the MPCF Board in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of Preferred Shares, if any, the holders of the MPCF

Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of trustees. Subject to the special rights of the holders of any class or series of Preferred Shares, if any, to elect trustees, each Trustee will be elected by a plurality of the votes cast with respect to such trustee’s election, except in the case of a contested election, in which case a majority of all the shares issued and outstanding shall elect a trustee. The MPCF Board of Trustees may amend the MPCF Declaration of Trust or Bylaws to alter the vote required to elect trustees.

Transferability of Common Shares

Prior to an initial public offering (“IPO”) or other listing of the MPCF Common Shares on a national securities exchange (an “Exchange Listing”), if any, investors may transfer their MPCF Common Shares provided that the transferee satisfies applicable eligibility and/or suitability requirements and the transfer is otherwise made in accordance with applicable securities, tax, anti-money laundering and other applicable laws. No transfer will be effectuated except by registration of the transfer on MPCF’s books. Each transferee must agree to be bound by all obligations as an investor in MPCF.

Following an IPO or Exchange Listing, if any, investors may be restricted from selling or transferring their MPCF Common Shares for a certain period of time by applicable securities laws or contractually by a lock-up agreement with the underwriters of the IPO or otherwise.

Preferred Shares

This joint proxy statement/prospectus does not include an offering of Preferred Shares. However, under the terms of the MPCF Declaration of Trust, the MPCF Board may authorize MPCF to issue Preferred Shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The MPCF Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of Preferred Shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever with the exception of any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing. MPCF’s Declaration of Trust provides that no shareholder will be subject in such capacity to any personal liability whatsoever to any Person (as defined in the MPCF Declaration of Trust) in connection with Trust Property (as defined in the MPCF Declaration of Trust) or the acts, obligations or affairs of MPCF. Shareholders will have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No trustee or officer of MPCF will be subject in such capacity to any personal liability whatsoever to any Person, save only liability to MPCF, any class or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person as expressly set forth in the MPCF Declaration of Trust; and, subject to the foregoing exception, all such Persons will look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of MPCF. If any shareholder, trustee or officer, as such, of MPCF, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he or she will not, on account thereof, be held to any personal liability. Any repeal or modification of the applicable section of the MPCF Declaration of Trust will not adversely affect any right or protection of a trustee or officer of MPCF existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Pursuant to MPCF’s Declaration of Trust, MPCF will indemnify each person who at any time serves as a trustee, officer, agent or employee of MPCF (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments or settlements, fines, costs, penalties, and attorney’s fees reasonably incurred or paid by such indemnitee in connection with the defense or disposition of any claim, action, suit or proceeding, whether civil, criminal, investigative or other, before any court or administrative or investigative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting in any capacity set forth in the applicable section of the MPCF Declaration of Trust by reason of his having acted in any such capacity, except with respect to any matter as to which he or she will not have acted in good faith in the reasonable belief that his action was in the best interest of MPCF or, in the case of any criminal proceeding, as to which he or she will have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee will be indemnified thereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). The rights to indemnification set forth in the MPCF Declaration of Trust will continue as to a person who has ceased to be a trustee or officer of MPCF and will inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the MPCF Declaration of Trust or repeal of any of its provisions will limit or eliminate any of the benefits provided to any person who at any time is or was a trustee or officer of MPCF or otherwise entitled to indemnification thereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Notwithstanding the foregoing, no indemnification shall be provided to an indemnitee (i) who shall have been finally adjudicated by a court or other body before which the proceeding was brought to be liable to MPCF or its shareholders by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth in the MPCF Declaration of Trust; or (ii) in the event of a settlement or other disposition not involving a final adjudication as provided in (i) above resulting in a payment by a trustee or officer, unless there has been a determination that such indemnitee did not engage in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein: (A) by the court or other body approving the settlement or other disposition; (B) by at least a majority of those trustees who are neither interested persons of MPCF nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). All determinations to make advance payments in connection with the expense of defending any proceeding will be authorized and made in accordance with the immediately succeeding paragraph below.

In addition, under MPCF’s Declaration of Trust, to the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described above shall be paid by MPCF from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such indemnitee that such amount will be paid over by him or her to MPCF if it is ultimately determined that he or she is not entitled to indemnification under the applicable section in the MPCF Declaration of Trust; provided, however, that any such advancement will be made in accordance with any conditions required by the SEC.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

MPCF was formed in Delaware on February 8, 2023 and will remain in existence until dissolved in accordance with MPCF’s Declaration of Trust or pursuant to Delaware law.

Purpose

Under the MPCF Declaration of Trust, the purpose of MPCF is to conduct, operate and carry on the business of a business development company within the meaning of the 1940 Act, and to carry on such other business or businesses as the trustees may from time to time determine pursuant to their authority under the MPCF Declaration of Trust.

Number of Trustees; Vacancies; Removal; Term and Election; Certain Transactions

The MPCF Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of MPCF by means of a tender offer, proxy contest or otherwise or to change the composition of the MPCF Board. This could have the effect of discouraging a third party from seeking to obtain control over MPCF. Such attempts could have the effect of increasing the expenses of MPCF and disrupting the normal operation of MPCF.

The MPCF Declaration of Trust provides that the number of trustees will be set only by the MPCF Board, which may at any time increase or decrease the number of trustees by a majority vote or written consent. The MPCF Declaration of Trust provides that the number of trustees may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by the MPCF Board in setting the terms of any class or series of preferred shares, pursuant to an election under the MPCF Declaration of Trust, any and all vacancies on the MPCF Board may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

Under the MPCF Declaration of Trust, MPCF is not required to hold annual meetings and each trustee shall serve during the existence of MPCF until its termination, unless such trustee resigns or is removed in accordance with the MPCF Declaration of Trust. Any of the trustees may be removed (provided the aggregate number of trustees after such removal shall not be less than the minimum number required by the MPCF Declaration of Trust) for any reason, with or without cause, by action taken by a majority of the remaining trustees. Any trustee may be removed only with cause at any meeting of shareholders by a vote of the holders of two-thirds of the total shares issued and outstanding. A meeting of shareholders for the purpose of electing or removing one or more trustees shall be called as provided in MPCF’s Bylaws.

Subject to the special rights of the holders of any class or series of Preferred Shares, if any, to elect trustees, each Trustee will be elected by a plurality of the votes cast with respect to such trustee’s election, except in the case of a contested election, in which case a majority of all the shares issued and outstanding shall elect a trustee.

The MPCF Declaration of Trust requires the affirmative vote or consent of not less than seventy-five percent (75%) of the MPCF Common Shares, or each affected class outstanding, voting as separate classes, unless such approval, adoption or authorization has been approved by a supermajority (66 2/3%) of the trustees, to authorize certain MPCF transactions not in the ordinary course of business, including (i) a termination, merger, reorganization, consolidation, or liquidation of MPCF or any series or class of MPCF’s shares not initially proposed by the trustees; (ii) the sale or conveyance of all or a substantial part of the assets of MPCF; (iii) an amendment to the MPCF Declaration of Trust that makes the shares a “redeemable security” and converts MPCF from a “closed-end company” to an “open-end company” as those terms are defined by the 1940 Act, unless such amendment has been approved by a majority of the trustees then in office, in which case approval by a majority shareholder vote (as defined in Section 2(a)(42) of the 1940 Act) shall be required; and (iv) certain transactions with a Principal Shareholder, which shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the MPCF Common Shares or a class thereof and shall include any affiliate or associate.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. The provisions of the MPCF Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of MPCF in a tender offer or similar transaction. The MPCF Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of MPCF and its shareholders.

Action by Shareholders

The Shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the MPCF Declaration of Trust. Under the MPCF Declaration of Trust, MPCF is not required to hold annual meetings and MPCF’s Bylaws provide that there shall be no annual meetings of shareholders except as required by law. The failure to hold an annual meeting will not invalidate MPCF’s existence or affect any otherwise valid corporate act of MPCF.

Special meetings of Shareholders of MPCF or of any class may be called at any time by a majority of the MPCF Board, or by the President or the Secretary, for the purpose of taking action upon any matter requiring the authorization or approval of the shareholders of MPCF or of any class as provided in MPCF’s Bylaws or provided in the MPCF Declaration of Trust or upon any other matter as to which such authorization or approval is deemed to be necessary or desirable by the trustees. Meetings of shareholders of MPCF or of any class may be called upon the written request of shareholders holding a majority of the then issued and MPCF Common Shares or class entitled to vote at such meeting provided that: (i) such request shall include proof of the requesting shareholders’ ownership of shares at the time of the request and state the purposes of such meeting and the matters proposed to be acted on as discussed in Section 4(d) of Article III of MPCF’s Bylaws; and (ii) the shareholders requesting such meeting shall have paid to MPCF the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders; and provided, further, that a meeting shall not be called upon the request of shareholders to consider any matter that is substantially the same as a matter voted upon at any meeting held during the preceding twelve months, unless requested by the holders of a two-thirds of the outstanding shares entitled to be voted at such meeting. The President, Secretary or other officer may fix in their discretion a date for the meeting of shareholders, which need not be the same date as that requested by the shareholders. If the Secretary fails for more than sixty days to call a meeting requested in accordance with the preceding sentence, the shareholders requesting such a meeting may, in the name of the Secretary, call the meeting by giving the required notice. Meetings of shareholders shall be held at any place within or outside the State of Delaware designated by the MPCF Board.

Amendment of the Declaration of Trust; No Approval by Shareholders

The MPCF Declaration of Trust may be amended or otherwise supplemented at any time, without shareholder authorization or approval (except as specifically herein), by: (i) an instrument in writing signed by a supermajority of the trustees then in office; or (ii) adoption by a supermajority of the trustees then in office of a resolution specifying such amendment. Any such amendment to the MPCF Declaration of Trust shall be effective immediately upon execution of such instrument or adoption of such resolution (or upon such future date as may be stated therein). No vote or consent of any shareholder shall be required for any amendment of the MPCF Declaration of Trust, except: (i) as required by applicable provisions of the 1940 Act, but only to the extent so required; or (ii) as determined by the trustees in their sole discretion. The Certificate of Trust may be amended or restated by any trustee as necessary or desirable to reflect any change in the information set forth therein, and any such amendment or restatement shall be effective immediately upon filing in the office of the Delaware Secretary of State or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the indemnification or other rights provided by the MPCF Declaration of Trust with respect to any actions or omissions of Covered Persons prior to such amendment. A Covered Person is every Person (as defined in the MPCF Declaration of Trust) who is, or has been, a trustee or an officer, employee or agent of MPCF or is or was serving at the request of MPCF as a trustee, director, officer, employee or agent of another organization in which MPCF has any interest as a shareholder, creditor or otherwise.

Derivative Actions

In addition to the requirements set forth in Section 3816 of the DSTA, and to the maximum extent permitted by law, a shareholder or a group of shareholders shall have the right to bring or maintain any court action, proceeding or claim on behalf of MPCF only if the following conditions, and any others provided in the MPCF Declaration of Trust or in MPCF’s Bylaws, are met:

(a)

the shareholder or shareholders must make a pre-suit written demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such an action is not likely to succeed and irreparable nonmonetary injury to MPCF or any class that the plaintiff could not reasonably have prevented would otherwise result. For purposes of this condition, a demand on the trustees shall only be deemed not likely to succeed and therefore be excused if a majority of the trustees, or a majority of any committee established to consider the merits of such action, are trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Act). Such demand shall be executed by or on behalf of no fewer than three complaining shareholders, each of which shall be unaffiliated and unrelated (by blood or marriage) to any other complaining shareholder executing such demand. Such demand shall contain a detailed description of the action or failure to act complained of, the facts upon which such allegation is made and the reasonably estimated damages or other relief sought.

(b)

unless a demand is not required under paragraph (a) above, shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold shares representing twenty-five percent (25%) or more of all shares issued and outstanding, or of the classes to which such action relates if it does not relate to all classes, shall join in the request for the trustees to commence such action.

(c)

unless a demand is not required under paragraph (a) above, the trustees must be afforded a reasonable amount of time, which may be up to three hundred (300) calendar days, to consider such shareholder request and to investigate the basis of such claim. For purposes of this condition, the trustees may designate a committee of one trustee to consider a shareholder demand provided that a committee of one trustee is required to create a committee with a majority of trustees who are “independent trustees” (as that term is defined in the Delaware Statutory Trust Act). The trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse MPCF for the expense of any such advisors in the event that the trustees determine not to bring such action.

(d)

if the demand has been properly made pursuant to the MPCF Declaration of Trust, and a majority of the trustees, including a majority of the independent trustees, or, if a committee has been appointed, a majority of the members of such committee, have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of MPCF, the demand shall be rejected, which decision shall be final and binding upon the shareholders and judicially unreviewable, and the complaining shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the trustees, or committee thereof, not to pursue the requested action was inconsistent with the standard required of the trustees or committee under applicable law. Reasonable expenses, including reasonable attorney’s fees, may be assessed against a shareholder who brings a derivative action and does not obtain a judgement on the merits that substantially achieves, in substance and amount, the full remedy sought.

Notwithstanding the foregoing, however, the conditions on a shareholder’s ability to bring a derivative action do not apply to claims arising under the federal securities laws, including, without limitation, the 1940 Act.

Exclusive Delaware Jurisdiction

In accordance with § 3804(e) of the DSTA, any suit, action or proceeding brought by or in the right of any shareholder or any Person claiming any interest in any shares against MPCF or any class, or the trustees or officers of MPCF, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All shareholders and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of MPCF for such Person or at the address of the Person shown on the books and records of MPCF with respect to the shares that such Person claims an interest in. Service of process in any such suit, action or proceeding against MPCF or any trustee or officer of MPCF may be made at the address of MPCF’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware. However, these exclusive forum provisions do not apply to claims arising under the federal securities laws, including, without limitation, the 1940 Act.

Term of MPCF

The MPCF Board may, to the extent the trustees deem appropriate, adopt a plan of liquidation at any time, which plan of liquidation may set forth the terms and conditions for implementing the dissolution and liquidation of MPCF. Shareholders of MPCF will not be entitled to vote on the adoption of any plan of liquidation of MPCF or the dissolution and liquidation of MPCF, except to the extent required by the 1940 Act.

Books and Reports

MPCF is required to keep appropriate books of MPCF’s business at MPCF’s principal offices. The books will be maintained for both tax and financial reporting purposes on an accrual basis in accordance with GAAP.

DIVIDEND REINVESTMENT PLAN OF CVEST AND MPCF

The information in “Item 1. Business—Dividend Reinvestment Plan” in Part I of CVEST’s Annual Report on Form 10-K (file no. 814-01669) for the fiscal year ended December  31, 2025 and “Item 1. Business—Dividend Reinvestment Plan” in Part I of MPCF’s Annual Report on Form 10-K (file no. 814-01664) for the fiscal year ended December 31, 2025 are incorporated herein by reference.

COMPARISON OF CVEST AND MPCF SHAREHOLDER RIGHTS

The following is a summary of the material differences among the rights of CVEST Shareholders and MPCF Shareholders. The following discussion is not intended to be complete and is qualified by reference to the respective Declaration of Trust, Bylaws, and applicable Delaware statutory trust law governing each fund. These documents are incorporated by reference in this registration statement and will be sent to MPCF Shareholders and CVEST Shareholders upon request. See “Where You Can Find More Information.”

As set forth in greater detail above in “Description of the Merger Agreement,” MPCF Shareholders will receive Class I CVEST Common Shares in the Mergers. For more information, see the table below.

	Rights of MPCF Shareholders	Rights of CVEST Shareholders
Authorized Stock

MPCF is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. MPCF currently offers one class of its Common Shares—the Class NAV shares.

As of February 25, 2026, there were 8,256,380 Class NAV shares of MPCF issued and outstanding.

CVEST is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. CVEST offers four classes of Common Shares: Class S, Class D, Class I, and Class F shares.

As of March 25, 2026, there were 18,631,481 Class I shares of CVEST issued and outstanding. Class S, Class D, and Class F shares had not yet been issued as of that date.

Common Shares

Each Common Share is entitled to one vote. In the event of any voluntary or involuntary liquidation, dissolution, or winding up, each holder will receive a portion of the assets available for distribution based on their shares relative to the total outstanding shares.

The MPCF Board may authorize the issuance from time to time of shares of beneficial interest of any class or series or securities or rights convertible into shares of stock of any class or series for such consideration as the MPCF Board may deem advisable (or without consideration in the case of a split of Common Shares or dividend in Common Shares), subject to such restrictions or limitations, if any, as may be set forth in the MPCF Declaration of Trust or Bylaws.

Same.

Preferred Stock	The MPCF Board may authorize the issuance of preferred shares (“Preferred Shares”) in one or more classes or series, setting the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of each class or series.	Same.

	Rights of MPCF Shareholders	Rights of CVEST Shareholders
Fractional Shares	MPCF has the authority to issue fractional shares of beneficial interest. Fractional shares carry proportionally all of the rights of a whole share, including the right to vote and to receive dividends and other distributions.	Same.

Classified or Reclassified Shares	Prior to issuing classified or reclassified shares of any class or series, the MPCF Board by resolution may: (a) designate the class or series with a distinct name; (b) specify the number of shares in the class or series; and (c) set or change, subject to existing outstanding shares, the preferences, conversion or other rights, voting powers, restrictions, limitations on dividends or distributions, qualifications, or terms or conditions of redemption for each class or series.	Same.

Amendment of Bylaws	The MPCF Board has the exclusive power to make, amend or repeal the MPCF Bylaws.	Same.

Inspection of Books & Records	During MPCF’s regular business hours, any shareholder, or its duly authorized representative, may inspect records of MPCF’s shareholders, upon reasonable written demand to MPCF (which shall be at least 10 days in advance), for any purpose reasonably related to such shareholder’s interest as a shareholder.	Any Shareholder may: (i) in person or by agent, on written request, inspect and copy at all reasonable times the books and records and ledger of CVEST; (ii) present to any officer or resident agent of CVEST a written request for a statement of its affairs; and (iii) in the event CVEST does not maintain the original or a duplicate ledger at its principal office, present to any officer or resident agent of CVEST a written request for the Shareholder List.

Appraisal Rights	Except as specified by the Trustees, shareholders are not entitled to appraisal rights.	Except as may be provided by the Board in setting the terms of any class or series of shares and as may be exercised in connection with a roll-up transaction, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Number of Trustees	The number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than one. The number of Trustees on the MPCF Board is currently fixed at four.	The number of Trustees of CVEST is four (4), which number may be increased or decreased from time to time only by the Trustees pursuant to the Bylaws, but shall never be less than three (3), except for a period of up to sixty (60) days after the death, removal or resignation of a Trustee pending the election of such Trustee’s successor.

	Rights of MPCF Shareholders	Rights of CVEST Shareholders

Independent Trustees	A majority of the MPCF Board must be independent trustees.	Same.

Trustee Vacancies	Board vacancies may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if they do not constitute a quorum. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.	Board vacancies may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if they do not constitute a quorum. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

Trustee Elections	A Trustee may be elected by a plurality of votes cast at a meeting of shareholders where a quorum is present, unless otherwise provided in the MPCF Declaration of Trust or Bylaws, to serve during the existence of MPCF.	A majority of all shares outstanding at a meeting of shareholders duly called and at which a quorum is present shall be required to elect a Trustee, unless otherwise provided in the CVEST Declaration of Trust or Bylaws, to successive terms of five years.

Removal of Trustee	Any Trustee may be removed only with cause at any meeting of Shareholders by a vote of the holders of two-thirds of the total shares issued and outstanding.	The affirmative vote of more than fifty percent (50%) of the CVEST Common Shares entitled to vote on the matter are authorized to remove a Trustee without cause.

Extraordinary Actions	Except as otherwise provided in the MPCF Declaration of Trust or Bylaws, certain actions requiring shareholder approval may be taken by the MPCF Board and by holders of shares entitled to cast a majority of all the votes on the matter.	The affirmative vote of holders of more than fifty percent (50%) of the CVEST Common Shares entitled to vote thereon will be necessary to effect: any amendment to the CVEST Declaration of Trust that adversely affects the rights of shareholders; any amendment to make the Common Shares a “redeemable security” or to convert CVEST from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); and any merger, conversion, consolidation, or sale of all or substantially all of CVEST’s assets.

Preemptive Rights	Except as otherwise provided by the Trustees, Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by MPCF, or to withdraw or tender for redemption any shares or other securities issued by MPCF, other than such right, if any, as the Trustees in their sole discretion may determine.	Same.

	Rights of MPCF Shareholders	Rights of CVEST Shareholders
Final Determinations by the Board	Any determination as to what is in the interest of the Trust made by the Trustees in good faith shall be conclusive and binding on all Shareholders and all other Persons for all purposes.

The determination by the CVEST Board, made in good faith, on the following matters will be considered final and binding upon CVEST and each shareholder:

•

the amount of the net income of CVEST for any period and the amount of assets at any time legally available for the payment of dividends, redemption or repurchase of its Shares or the payment of other distributions on its Shares;

•

the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets;

•

the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged);

•

any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Shares of CVEST;

•

the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by CVEST or any Shares of CVEST;

•

any matter relating to the acquisition, holding and disposition of any assets by CVEST; or

	Rights of MPCF Shareholders	Rights of CVEST Shareholders

•

any other matter relating to the business and affairs of CVEST or required or permitted by applicable law, this Declaration of Trust or the Bylaws or otherwise to be determined by the Board provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Trustee shall be liable for making or failing to make such a determination.

Limitation of Liability

Shareholders are not personally liable for any debts, claims, demands, judgments, or obligations of MPCF, and they are not subject to any personal liability in connection with MPCF’s assets or affairs simply by virtue of being a shareholder.

Trustees of MPCF are entitled to the benefits of limitations on liability under the DGCL. Trustees are not liable to MPCF or its shareholders for monetary damages for breach of fiduciary duty, except for specific circumstances such as breach of duty of loyalty, acts or omissions made in bad faith or involving intentional misconduct or knowing violation of law, liability under Section 174 of DGCL, or transactions from which the Trustee received an improper personal benefit.

Same.

Indemnity	MPCF will indemnify and reimburse trustees and officers for reasonable expenses, including advancement of expenses, to the fullest extent permitted by applicable law. MPCF will not indemnify any trustee or officer against any liability to which such person would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.	CVEST will indemnify and reimburse trustees and officers (“Indemnitee”) for reasonable expenses, including advancement of expenses, to the fullest extent permitted by the CVEST Declaration of Trust. Notwithstanding anything to the contrary, CVEST will not indemnify any trustee or officer unless: (i) The Indemnitee or Sponsor, as applicable, has determined, in good faith, that any course of conduct of such Indemnitee or Sponsor giving rise to the Liability and Losses was in the best interests of CVEST; (ii) The Indemnitee or Sponsor was acting on behalf of or

	Rights of MPCF Shareholders	Rights of CVEST Shareholders
performing services for CVEST; (iii) Such Liability and Losses were not the result of (1) negligence or misconduct, in the case that the Indemnitee is a Trustee (other than an Independent Trustee), officer, employee, Sponsor, Controlling Person or agent of CVEST, or (2) gross negligence or willful misconduct, in the case that the Indemnitee or Sponsor is an Independent Trustee; and (iv) Such indemnification is recoverable only out of the net assets of CVEST and not from the Shareholders.

Written Consent	An action permitted to be taken at a shareholders meeting may be taken without a meeting if unanimous consent is given in writing or by electronic transmission by each shareholder entitled to vote on the matter and is filed with the minutes of the shareholders.	N/A.

Special Meetings of Shareholders	Special meetings of shareholders of MPCF may be called by the trustees and certain of MPCF’s officers. In addition, a special meeting of shareholders will be called by the secretary of CVEST upon the written request of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting, subject to the satisfaction of certain procedural and informational requirements.	Special meetings of shareholders of CVEST may be called by the trustees and certain of CVEST’s officers. In addition, a special meeting of shareholders will be called by the secretary of CVEST upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting, subject to the satisfaction of certain procedural and informational requirements.

Approval of Certain Charter Amendments	If an amendment to the MPCF Declaration of Trust that makes the shares a “redeemable security” and converts MPCF from a “closed-end company” to an “open-end company” as those terms are defined by the 1940 Act, has been approved by a majority of the Trustees then in office, approval by a Majority Shareholder Vote (as defined in the MPCF Declaration of Trust) shall be required.	The affirmative vote of holders of more than fifty percent (50%) of the CVEST Common Shares entitled to vote thereon will be necessary to effect: any amendment to the CVEST Declaration of Trust that adversely affects the rights of shareholders; any amendment to make the Common Shares a “redeemable security” or to convert CVEST from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); and any merger, conversion, consolidation, or sale of all or substantially all of CVEST’s assets.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT OF CVEST

CVEST’s securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is U.S. Bank Tower, 425 Walnut Street, Cincinnati, OH 45202. Ultimus Fund Solutions, LLC (the “Transfer Agent”) acts as CVEST’s transfer agent and distribution paying agent. The principal business address of CVEST’s transfer agent is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. U.S. Bank National Association and its affiliates are acting solely in the capacity of custodian, and U.S. Bancorp Fund Services, LLC and its affiliates are acting solely in the capacity of sub-administrator and have not endorsed, recommended or guaranteed the purchase, value or repayment of such securities.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF MPCF

MPCF’s securities are held under a custody agreement by The Bank of New York Mellon. The address of the custodian is 240 Greenwich Street, New York, New York 10286. SS&C Technologies, Inc. (“SS&C”) acts as MPCF’s transfer agent and distribution paying agent and registrar. The principal business address of MPCF’s transfer agent is 330 West 9th Street, Kansas City, Missouri 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since CVEST and MPCF generally acquire and dispose of their respective investments in privately negotiated transactions, CVEST and MPCF expect to infrequently use brokers in the normal course of business. Subject to policies established by each of the CVEST Board and the MPCF Board, the CVEST Adviser and the MPCF Adviser are primarily responsible for the execution of the publicly traded securities portion of CVEST’s and MPCF’s respective portfolio transactions and the allocation of brokerage commissions. The CVEST Adviser and the MPCF Adviser do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for CVEST and MPCF, respectively, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the CVEST Adviser and the MPCF Adviser will generally seek reasonably competitive trade execution costs, CVEST and MPCF will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the CVEST Adviser and the MPCF Adviser may select a broker based partly upon brokerage or research services provided to each of them, CVEST, MPCF and any other clients. In return for such services, CVEST and MPCF may pay a higher commission than other brokers would charge if the CVEST Adviser and the MPCF Adviser determines in good faith that such commission is reasonable in relation to the services provided.

CVEST and MPCF have not paid any brokerage commissions during the three most recent fiscal years.

LEGAL MATTERS

Dechert LLP, New York, NY, acts as counsel to CVEST.

K&L Gates LLP, Boston, MA, acts as counsel to MPCF.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of CVEST as of December 31, 2025, 2024 and 2023, and for each of the two years in the period ended December  31, 2025, appearing in CVEST’s Annual Report on Form 10-K (file no. 814-01669) for the year ended December 31, 2025, have been audited by [●], independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon reports of such firm given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of MPCF as of December 31, 2025, 2024 and 2023, and for each of the two years in the period ended December  31, 2025, appearing in MPCF’s Annual Report on Form 10-K (file no. 814-01664) for the year ended December 31, 2025 have been audited by [●], independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon reports of such firm given on the authority of such firm as experts in accounting and auditing.

OTHER MATTERS

Pursuant to the CVEST Bylaws and MPCF Bylaws, only the matters set forth in the notice of special meeting may be brought before the special meeting. Accordingly, no other matter may properly come before the CVEST Special Meeting or the MPCF Special Meeting.

Pursuant to the CVEST Bylaws, the CVEST Special Meeting may be adjourned by the presiding officer of the meeting or the shareholders present in person or by proxy and entitled to vote. If quorum is not established for the CVEST Special Meeting, the chairman of the CVEST Special Meeting or the holders of a majority of the votes entitled to be cast by CVEST Shareholders entitled to vote at the CVEST Special Meeting, present in person or represented by proxy, will have the power to adjourn the CVEST Special Meeting, without notice other than announcement at the CVEST Special Meeting, unless the adjourned meeting is set for a date that is more than 120 days after the original record date, in which case a notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the CVEST Special Meeting.

Pursuant to the MPCF Bylaws, if quorum is not established for the MPCF Special Meeting, the chairman of the MPCF Special Meeting will have the power to adjourn the MPCF Special Meeting from time to time to a date not more than 180 days after the original record date without notice other than announcement at the MPCF Special Meeting, unless a new record date is set, in which case notice must be provided.

SHAREHOLDERS SHARING AN ADDRESS

Please note that only one copy of this joint proxy statement/prospectus may be delivered to two or more shareholders of record of CVEST who share an address unless CVEST has received contrary instructions from one or more of such shareholders. CVEST will deliver promptly, upon request, a separate copy of any of these documents to shareholders of record of CVEST at a shared address to which a single copy of such documents was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling CVEST at (561) 727-2000 or by writing to Michael Altschuler, Esq., John Hancock Comvest Private Income Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

Please note that only one copy of this joint proxy statement/prospectus may be delivered to two or more shareholders of record of MPCF who share an address unless MPCF has received contrary instructions from one or more of such shareholders. MPCF will deliver promptly, upon request, a separate copy of any of these documents to shareholders of record of MPCF at a shared address to which a single copy of such documents was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling MPCF at (617) 663-3000 or by writing to Christopher Sechler, Secretary and Chief Legal Officer, Manulife Private Credit Fund, 200 Berkeley Street, Boston, Massachusetts 02116.

WHERE YOU CAN FIND MORE INFORMATION

CVEST has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about CVEST and the securities being offered by this document.

Each of CVEST and MPCF files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at www.sec.gov that contains reports, proxy and information statements and other information filed electronically by each of CVEST and MPCF with the SEC. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

CVEST maintains a website at www.jhinvestments.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling CVEST at John Hancock Comvest Private Income Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 or (561) 727-2000.

You may request a copy of MPCF’s annual, quarterly and current reports, proxy statements and other publicly filed information (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling MPCF at 200 Berkeley Street, Boston, Massachusetts 02116 or (617) 663-3000.

SUPPLEMENTAL FINANCIAL INFORMATION

The information under this section is intended to comply with the requirements of Rule 6-11 of Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements are not included in this joint proxy statement/prospectus.

A table showing the fees and expenses of CVEST and MPCF, and the fees and expenses of the combined fund on a pro forma basis after giving effect to the Mergers, is included in the section entitled “Comparative Fees and Expenses” of this joint proxy statement/prospectus.

The Reorganization will not result in any material changes to MPCF’s investment portfolio due to the investment restrictions of CVEST.

There are no material differences in the accounting policies of MPCF as compared to CVEST.

INCORPORATION BY REFERENCE FOR CVEST

This joint proxy statement/prospectus is part of a registration statement that CVEST has filed with the SEC. CVEST is allowed to “incorporate by reference” the information that it files with the SEC, which means CVEST can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	CVEST’s Prospectus dated as of April 30, 2026, filed with the SEC on April 30, 2026;

•	CVEST’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 25, 2026;

•	CVEST’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 11, 2026; and

•	CVEST’s Current Report on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 23, 2026.

To obtain copies of these filings, see “Where You Can Find More Information.”

INCORPORATION BY REFERENCE FOR MPCF

This joint proxy statement/prospectus is part of a registration statement that CVEST has filed with the SEC. MPCF is allowed to “incorporate by reference” the information that it files with the SEC, which means MPCF can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	MPCF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026;

•	MPCF’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 12, 2026; and

•	MPCF’s Current Report on Form 8-K (other than information furnished rather than filed) filed with the SEC on January 20, 2026.

To obtain copies of these filings, see “Where You Can Find More Information.”

You should rely only on the information contained or incorporated by reference into this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [●], 2026. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this joint proxy statement/prospectus is accurate as of any date other than the date of such incorporated document. The mailing of this joint proxy statement/prospectus to CVEST Shareholders or MPCF Shareholders will not create any implication to the contrary.

This joint proxy statement/prospectus contains a description of the representations and warranties that each of the Companies made to the other in the Merger Agreement. Representations and warranties made by each of the Companies and other applicable parties are also set forth in contracts and other documents (including the Merger Agreement) that are attached or filed as exhibits to this joint proxy statement/prospectus or are incorporated by reference into this joint proxy statement/prospectus. These materials are included or incorporated by reference only to provide you with information regarding the terms and conditions of the agreements, and not to provide any other factual information regarding either of the Companies or their businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this joint proxy statement/prospectus or incorporated by reference into this joint proxy statement/prospectus.

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

JOHN HANCOCK COMVEST PRIVATE INCOME FUND,

JOHN HANCOCK COMVEST MERGER SUB, LLC,

MANULIFE PRIVATE CREDIT FUND,

COMVEST CREDIT MANAGERS, LLC

and

MANULIFE INVESTMENT MANAGEMENT PRIVATE MARKETS (US) LLC

Dated as of June 22, 2026

ii

iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of June 22, 2026 (this “Agreement”), is made by and among John Hancock Comvest Private Income Fund, a Delaware statutory trust (the “Acquiror”), John Hancock Comvest Merger Sub, LLC, a Delaware limited liability company and a wholly-owned direct Consolidated Subsidiary of the Acquiror (“Merger Sub”), Manulife Private Credit Fund, a Delaware statutory trust (the “Company”), Comvest Credit Managers, LLC, a Delaware limited liability company and the investment adviser to the Acquiror (the “Acquiror Adviser”) and Manulife Investment Management Private Markets (US) LLC, a Delaware limited liability company (the “Company Adviser”, together with the Acquiror Adviser, each an “Adviser” and collectively, the “Advisers”).

RECITALS

WHEREAS, each of the Company and the Acquiror has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act;

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company as the surviving entity in the Merger (sometimes referred to in such capacity as the “Surviving Company”);

WHEREAS, immediately following the Merger (as defined below), the Surviving Company shall merge with and into the Acquiror (the “Second Merger” and, together with the Merger, the “Mergers”), with the Acquiror as the surviving entity in the Second Merger;

WHEREAS, the Board of Trustees of the Company (the “Company Board”) has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its shareholders and (y) the interests of the Company’s existing shareholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Mergers and the Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s shareholders at the Company Shareholders Meeting and (iv) resolved to recommend that the shareholders of the Company approve the Company Matters, including the Mergers;

WHEREAS, the Board of Trustees of the Acquiror (the “Acquiror Board”) has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its shareholders and (y) the interests of the Acquiror’s existing shareholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Mergers and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s shareholders at the Acquiror Shareholders Meeting and (iv) resolved to recommend that the shareholders of the Acquiror approve the Acquiror Matters;

WHEREAS, the sole member of Merger Sub has (i) determined that this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of Merger Sub and its sole member, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger) and (iii) resolved to recommend the approval of the Transactions (including the Merger) by the Acquiror, in the Acquiror’s capacity as the sole member of Merger Sub;

WHEREAS, the parties intend the Mergers to be treated as a single integrated transaction and to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code; and

WHEREAS, the parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE MERGERS

1.1. The First Merger. Subject to the terms and conditions of this Agreement, in accordance with the Delaware Statutory Trust Act, 12 Del. C. § 3801 et seq. (the “DSTA”), and the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq. (the “DLLCA”), at the Effective Time, Merger Sub shall merge with and into the Company, and the separate existence of Merger Sub shall cease. The Company shall be the surviving entity in the Merger and shall continue its existence as a statutory trust under the Laws of the State of Delaware.

1.2. Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place by remote communication and by the exchange of signatures by electronic transmission on the first day of the month after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”); provided, that in no event shall the Closing occur prior to the date of completion of the valuation process for each of the Company and the Acquiror, as conducted by the Company Adviser and the Acquiror Adviser, respectively, for the quarter ended June 30, 2026 pursuant to Section  2.4.

1.3. First Effective Time. The Merger shall become effective as set forth in the certificate of merger with respect to the Merger (the “First Certificate of Merger”) that shall be filed with, and accepted for record by, the Secretary of State of the State of Delaware (the “DE Secretary”). The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the First Certificate of Merger.

1.4. Effects of the First Merger. At and after the Effective Time, the Merger shall have the effects set forth in the DSTA.

1.5. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, the Acquiror or Merger Sub or the holder of any of the following securities:

(a) Each limited liability company interest of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of beneficial interest, par value $0.01 per share, of the Surviving Company.

(b) All shares of Class NAV common shares, par value $0.01 per share, of the Company (“Company Common Shares”) that are issued and outstanding and are owned by the Acquiror or any of its Consolidated Subsidiaries (including Merger Sub) immediately prior to the Effective Time shall be cancelled and shall cease to exist and no shares of Class I common shares, par value $0.001 per share, of the Acquiror (“Acquiror Class I Common Shares”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).

(c) Subject to Section 1.5(e), each share of Company Common Shares issued and outstanding immediately prior to the Effective Time (except for the Cancelled Shares) shall be converted, in accordance with and subject to the procedures set forth in Article II, into the right to receive a number of shares of Acquiror Class I Common Shares equal to the Exchange Ratio and, if applicable, cash in lieu of fractional shares of Acquiror Class I Common Shares payable in accordance with Section 1.5(f) (such shares of Acquiror Class I Common Shares and any such cash in lieu of fractional shares of Acquiror Class I Common Shares, the “Merger Consideration”), in all cases without interest. Notwithstanding the foregoing, the actual issuance and delivery of shares of Acquiror Class I Common Shares constituting the Merger Consideration shall not occur until after the Final Determination Date, at which time the Exchange Ratio

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shall be finally determined in accordance with Section 2.4. From and after the Effective Time and until the issuance and delivery of such shares of Acquiror Class I Common Shares, each former holder of Company Common Shares shall be entitled to receive the Merger Consideration upon the terms and subject to the conditions set forth in Article II. The amount of cash each holder of Company Common Shares as of immediately prior to the Effective Time is entitled to receive pursuant to this Section 1.5(c) shall be rounded down to the nearest cent, and computed after aggregating all cash amounts for all shares of Company Common Shares then held by such holder.

(d) All of the shares of Company Common Shares converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and the holders of book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Common Shares shall cease to have any rights with respect to such Company Common Shares other than the right to receive, upon the final determination of the Exchange Ratio following the Final Determination Date and surrender of such Book-Entry Shares in accordance with Section 2.2, the Merger Consideration.

(e) The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing Company Net Asset Value and/or the Closing Acquiror Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of Acquiror Class I Common Shares or Company Common Shares shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period, as permitted by this Agreement. Nothing in this Section 1.5(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

(f) No certificates or scrip representing fractional shares of Acquiror Class I Common Shares shall be issued upon the conversion of Company Common Shares pursuant to this Section 1.5, and such fractional share interests shall not entitle the owner thereof to any shares of Acquiror Class I Common Shares or to vote or to any other rights or powers of a holder of Acquiror Class I Common Shares. In lieu of any such fractional shares, each holder of Company Common Shares who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (A) the amount of the fractional share interest in a share of Acquiror Class I Common Shares to which such holder would, but for this Section 1.5(f), be entitled under Section 1.5(c), as so rounded pursuant to the immediately following sentence, and (B) the Acquiror Per Share NAV. All fractional shares to which a single record holder of Company Common Shares as of immediately prior to the Effective Time would be otherwise entitled to receive shall be aggregated and calculations shall be rounded to three (3) decimal places. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Common Shares as of immediately prior to the Effective Time in lieu of any fractional share interests in Acquiror Class I Common Shares, the Exchange Agent shall make available such amount, without interest, to such holders of Company Common Shares entitled to receive such cash. The payment of cash in lieu of fractional share interests pursuant to this Section 1.5(f) is not a separately bargained-for consideration.

1.6. Termination of Certain Contractual Obligations. Immediately after the Second Effective Time, the Company Advisory Agreement and the Company Service Agreement shall be terminated and of no further force and effect.

1.7. The Second Merger.

(a) Subject to the terms and conditions of this Agreement, in accordance with the DSTA, at the Second Effective Time, the Surviving Company shall merge with and into the Acquiror and the separate existence of the Surviving Company shall cease. The Acquiror shall be the surviving entity in the Second Merger and

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shall continue its existence as a statutory trust under the Laws of the State of Delaware. The Second Merger shall become effective as set forth in the certificate of merger with respect to the Second Merger (the “Second Certificate of Merger”) that the Acquiror shall file with the DE Secretary (the “Second Effective Time”). At and after the Second Effective Time, the Second Merger shall have the effects set forth in the DSTA.

(b) At the Second Effective Time, by virtue of the Second Merger and without any action on the part of the Acquiror or the Surviving Company or the holder of any of the following securities, (i) each share of beneficial interest of the Surviving Company issued and outstanding as of immediately prior to the Second Effective Time shall be cancelled and shall cease to exist, and no consideration shall be exchanged therefor; and (ii) each share of Acquiror Shares issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as an identical share of Acquiror Shares.

1.8. Governing Documents.

(a) At the Effective Time, the Company Governing Documents as in effect immediately prior to the Effective Time shall be the governing documents of the Surviving Company, as the surviving entity of the Merger, as of the Effective Time, until thereafter amended in accordance with applicable Law and the terms of such Company Governing Documents.

(b) At the Second Effective Time, the Acquiror Governing Documents as in effect immediately prior to the Second Effective Time shall be the governing documents of the Acquiror, as the surviving entity of the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of such Acquiror Governing Documents.

1.9. Trustees and Officers. Subject to applicable Law, the managers and officers of Merger Sub immediately prior to the Effective Time shall be the trustees and officers of the Surviving Company and shall hold office until their respective successors are duly elected and qualify, or the earlier death, resignation or removal of any such trustee or officer or the consummation of the Second Merger. Subject to applicable Law, the trustees and officers of the Acquiror immediately prior to the Second Effective Time shall be the trustees and officers of the Acquiror immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

ARTICLE II

MERGER CONSIDERATION

2.1. Designation of Exchange Agent; Deposit of Merger Consideration. Prior to the Closing, the Acquiror shall enter into a customary exchange agreement with a nationally recognized financial institution designated by the Acquiror and reasonably acceptable to the Company (the “Exchange Agent”) for the payment of the Merger Consideration as provided in Section 1.5(c). As promptly as practicable following the Final Determination Date (and in any event within five (5) Business Days thereafter), the Acquiror shall deposit, or cause to be deposited, with the Exchange Agent, for exchange in accordance with this Article II, through the Exchange Agent book-entry shares representing the full number of whole shares of Acquiror Class I Common Shares issuable pursuant to Section 1.5(c) in exchange for outstanding shares of Company Common Shares (based on the Exchange Ratio as finally determined in accordance with Section 2.4), and the Acquiror shall, after such deposit on the appropriate payment date, if applicable, provide or cause to be provided to the Exchange Agent any dividends or other distributions payable on such shares of Acquiror Class I Common Shares pursuant to Section 2.2(c) (such shares of Acquiror Class I Common Shares provided to the Exchange Agent, together with any dividends or other distributions with respect thereto, are hereinafter referred to as the “Exchange Fund”). For purposes of the deposit, the Acquiror shall assume that there will not be any fractional shares of Acquiror Class I Common Shares. The Acquiror shall make available to the Exchange Agent, for addition to the Exchange Fund, from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 1.5(f). In the

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event the Exchange Fund shall at any time be insufficient to make the payments contemplated by Section 1.5(c), the Acquiror shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payment. The Acquiror shall cause the Exchange Fund to be (x) held for the benefit of the holders of Company Common Shares as of immediately prior to the Effective Time and (y) applied promptly to making the payments pursuant to Section 1.5. The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 1.5, except as expressly provided for in this Agreement.

2.2. Delivery of Merger Consideration.

(a) As promptly as practicable following the Final Determination Date and the final determination of the Exchange Ratio in accordance with Section 2.4, and in any event not later than the second Business Day following the deposit of the Exchange Fund with the Exchange Agent pursuant to Section 2.1, the Acquiror shall cause the Exchange Agent to mail to each holder of record of a Book-Entry Share that immediately prior to the Effective Time represented outstanding shares of Company Common Shares: (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Book-Entry Shares shall pass, only upon proper delivery of the Book-Entry Shares to the Exchange Agent and which shall be in the form and have such other provisions as the Acquiror and the Company may reasonably specify (such letter of transmittal, the “Letter of Transmittal”) and (ii) instructions (which instructions shall be in the form and have such other provisions as the Acquiror and the Company may reasonably specify) for use in effecting the surrender of the Book-Entry Shares in exchange for (A) the number of shares of Acquiror Class I Common Shares (which shall be in book-entry form) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Book-Entry Shares pursuant to Section 1.5(c), (B) any dividends or other distributions payable pursuant to Section 2.2(c) and (C) any cash in lieu of fractional shares of Acquiror Class I Common Shares payable pursuant to Section 1.5(f).

(b) Upon surrender of a Book-Entry Share for cancellation to the Exchange Agent, together with a Letter of Transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Book-Entry Share shall be entitled to receive in exchange therefor, and the Acquiror shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two (2) Business Days following the Exchange Agent’s receipt of such Book-Entry Share, such duly completed and validly executed Letter of Transmittal and such other documents, (A) the number of shares of Acquiror Class I Common Shares (which shall be in book-entry form) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Book-Entry Shares pursuant to Section 1.5(c), (B) any dividends or other distributions payable pursuant to Section 2.2(c) and (C) any cash in lieu of fractional shares of Acquiror Class I Common Shares payable pursuant to Section 1.5(f), and the Book-Entry Share so surrendered shall be forthwith canceled. The Exchange Agent shall accept such Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Book-Entry Shares on any cash payable upon the surrender of the Book-Entry Shares.

(c) Subject to applicable Law, following surrender of a Book-Entry Shares for cancellation to the Exchange Agent, there shall be paid to the holder of the shares of Acquiror Class I Common Shares issued in exchange for such Book-Entry Shares, without interest, (i) at the time of delivery of such Acquiror Class I Common Shares by the Exchange Agent pursuant to Section 2.2(b), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Acquiror Class I Common Shares and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such delivery of such shares of Acquiror Class I Common Shares by the Exchange Agent pursuant to Section 2.2(b), and a payment date subsequent to such delivery of such shares of Acquiror Class I Common Shares by the Exchange Agent pursuant to Section 2.2(b), payable with respect to such shares of Acquiror Class I Common Shares.

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(d) In the event of a transfer of ownership of Company Common Shares that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration (and any dividends or other distributions with respect to Acquiror Class I Common Shares as contemplated by Section 2.2(c)) may be made to a Person other than the Person in whose name the Book-Entry Share so surrendered is registered, only if such Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Book-Entry Share or establish to the satisfaction of the Acquiror that such Tax has been paid or is not applicable.

2.3. No Further Ownership Rights; Transfers. All Merger Consideration paid by the Acquiror in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to Company Common Shares in respect of which such Merger Consideration was paid. From and after the Effective Time, the share transfer books of the Company shall be closed with respect to, and there shall be no further transfers on the share transfer books of the Company of, the shares of Company Common Shares that were issued and outstanding immediately prior to the Effective Time. For the avoidance of doubt, until the Merger Consideration has been paid in accordance with this Agreement, the right to receive the Merger Consideration shall not be transferable or assignable by any former holder of Company Common Shares.

2.4. Net Asset Value Calculation; Final Determination.

(a) As promptly as practicable following the Closing, and in any event within twenty (20) calendar days following the Closing Date (or such later date as may be mutually agreed by the Acquiror and the Company Adviser) (the “Calculation Deadline”), the Acquiror shall deliver to the Company Adviser a final calculation of the net asset value of the Acquiror as of the close of business on the date no earlier than forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”) (the “Closing Acquiror Net Asset Value”), calculated in good faith as of the Determination Date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by the Acquiror in preparing the calculation of the net asset value per share of Acquiror Class I Common Shares; provided that the Acquiror Adviser, as valuation designee, shall be required to approve, and the Chief Financial Officer of the Acquiror shall certify in writing to the Company Adviser, the calculation of the Closing Acquiror Net Asset Value.

(b) As promptly as practicable following the Closing, and in any event by the Calculation Deadline, the Company Adviser shall deliver, and an authorized person of the Company Adviser shall certify in writing, to the Acquiror a final calculation of the net asset value of the Company as of the Determination Date (the “Closing Company Net Asset Value”), calculated in good faith as of the Determination Date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by the Company in preparing the calculation of the net asset value per share of Company Common Shares.

(c) In connection with preparing the calculations provided pursuant to this Section 2.4 (including both the estimated and final calculations), each of the Company Adviser and the Acquiror will use the portfolio valuation methods approved by the Company Board or the Acquiror Board, as applicable, for valuing the securities and other assets of the Company or the Acquiror, as applicable, in effect as of the date hereof, unless otherwise agreed by each of the Acquiror Board and the Company Board.

(d) Each of the Company Adviser and the Acquiror shall afford the other, and the other’s respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.4 (including both the estimated and final calculations) and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including without limitation any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individuals remain employed by the Company Adviser or the Acquiror Adviser, as applicable, or their respective Affiliates.

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(e) Following delivery of the certificates set forth in Sections 2.4(a) and 2.4(b), each Adviser shall review and approve the final calculations and shall confirm their agreement to the Closing Acquiror Net Asset Value and the Closing Company Net Asset Value in writing. If both Advisers confirm their agreement to the Closing Acquiror Net Asset Value and the Closing Company Net Asset Value in writing on or prior to the date that is five (5) calendar days following the Calculation Deadline (the “Review Period”), the Closing Acquiror Net Asset Value and the Closing Company Net Asset Value shall become final and binding upon all parties as of the date of such confirmation. If any dispute arises with respect to the calculation of the Closing Acquiror Net Asset Value or the Closing Company Net Asset Value during the Review Period, the parties shall negotiate in good faith to resolve such dispute as promptly as practicable. The date on which the Closing Acquiror Net Asset Value and the Closing Company Net Asset Value become final and binding upon all parties pursuant to this Section 2.4(e) (whether by mutual written confirmation of the Advisers or resolution by the parties following negotiation) shall be the “Final Determination Date”.

2.5. Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to former shareholders of the Company as of the first anniversary of the Final Determination Date may be paid to the Acquiror, upon the Acquiror’s written demand to the Exchange Agent. In such event, any former shareholders of the Company who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of Acquiror Class I Common Shares shall thereafter look only to the Acquiror for payment of the Merger Consideration and any unpaid dividends and other distributions on the Acquiror Class I Common Shares deliverable in respect of the Company Common Shares such shareholder holds as determined pursuant to this Agreement, in each case, without any interest thereon.

2.6. No Liability. None of the Acquiror, the Company, the Surviving Company, Merger Sub, the Exchange Agent or any other Person shall be liable to any Person in respect of any shares of Acquiror Class I Common Shares or cash held in the Exchange Fund delivered to a Governmental Entity pursuant to any applicable abandoned property, escheat or similar Law. If any Book-Entry Shares shall not have been surrendered immediately prior to the date on which any Merger Consideration or any unpaid dividends or other distributions on the Acquiror Class I Common Shares or other entitlements in respect of such Book-Entry Share would otherwise escheat to or become the property of any Governmental Entity, any such Merger Consideration or unpaid dividends or other distributions or other entitlements in respect of such Book-Entry Share shall, to the extent permitted by applicable Law, become the property of the Acquiror, free and clear of all claims or interest of any Person previously entitled thereto.

2.7. Withholding Rights. The Acquiror, the Exchange Agent and each of their respective Affiliates and agents, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of Company Common Shares such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except with respect to matters that have been Previously Disclosed, the Company hereby represents and warrants to the Acquiror and Merger Sub that:

3.1. Organization.

(a) The Company is a statutory trust duly formed and validly existing under the Laws of the State of Delaware and in good standing with the DE Secretary. The Company has the requisite trust power and

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authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. The Company has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Certificate of Trust of the Company, as amended (the “Company Certificate of Trust”), the Amended and Restated Agreement and Declaration of Trust of the Company (the “Company Declaration of Trust”) and the Bylaws of the Company (the “Company Bylaws” and, together with the Company Certificate of Trust and the Company Declaration of Trust, the “Company Governing Documents”), as in effect as of the date of this Agreement, have previously been publicly filed by the Company.

(c) Each Consolidated Subsidiary of the Company (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate, trust or similar power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

3.2. Capitalization.

(a) The authorized shares of beneficial interest of the Company consists of unlimited shares of Company Common Shares, of which 8,256,380 shares were outstanding as of the close of business on May 12, 2026 (the “Company Capitalization Date”). All of the issued and outstanding shares of Company Common Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Company attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which shareholders of the Company may vote (“Company Voting Debt”) is issued or outstanding. As of the Company Capitalization Date, except pursuant to the Company Governing Documents, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of Company Common Shares, Company Voting Debt or any other equity securities of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Shares, Company Voting Debt or other equity securities of the Company. There are no obligations of the Company or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of beneficial interest of the Company, Company Voting Debt or any equity security of the Company or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of beneficial interest, Company Voting Debt or any other equity security of the Company or its Consolidated Subsidiaries or (ii) pursuant to which the Company or any of its Consolidated Subsidiaries is or could be required to register shares of the Company’s beneficial interest or other securities under the Securities Act. All of the outstanding shares of Company Common Shares have been issued in compliance with applicable Law in all material respects.

(b) All of the issued and outstanding shares of beneficial interest or other equity ownership interests of each Consolidated Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of the Company has or is bound by any outstanding Rights calling for the purchase

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or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

3.3. Authority; No Violation.

(a) The Company has all requisite trust power and authority to execute and deliver this Agreement and, subject to obtaining the Company Requisite Vote, to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Company Board. The Company Board has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its shareholders and (B) the interests of the Company’s existing shareholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s shareholders at a duly held meeting of such shareholders (the “Company Shareholders Meeting”) and (iv) resolved to recommend that the shareholders of the Company approve the Company Matters, including the Merger. Except for receipt of the approval of the Company Matters by the affirmative vote of the lesser of (x) 67% of the Company Common Shares at the Company Shareholders Meeting if the holders of more than 50% of the outstanding shares of Company Common Shares are present virtually or represented by proxy, or (y) more than 50% of the outstanding shares of Company Common Shares (the “Company Requisite Vote”), the Merger and the other Transactions have been authorized by all necessary action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by the Acquiror, Merger Sub, the Acquiror Adviser and the Company Adviser) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Enforceability Exception”)).

(b) Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Transactions, nor the performance of this Agreement by the Company, will (i) violate any provision of the Company Governing Documents or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to the Company or any of its Consolidated Subsidiaries or (B) except as Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Company or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause 3.3(b)(ii)(A), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.4. Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by the Company of the Merger and the other Transactions, except for (i) the filing with the SEC and applicable state securities regulators of a joint proxy statement/prospectus in definitive form relating to the Company Shareholders Meeting and the Acquiror Shareholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and

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declaration of effectiveness of the Registration Statement by the SEC and applicable state securities regulators, (ii) the filing of the First Certificate of Merger with and the acceptance for the record of the First Certificate of Merger by the DE Secretary in respect of the Merger, (iii) the filing of the Second Certificate of Merger with and the acceptance for the record of the Second Certificate of Merger by the DE Secretary in respect of the Second Merger, (iv) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) the reporting of this Agreement on a Current Report on Form 8-K and (vi) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

3.5. Reports.

(a) The Company has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since December 31, 2024 (the “Applicable Date”) with the SEC (such filings since the Applicable Date, the “Company SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries taken as a whole. To the Company’s knowledge, no Company SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To the Company’s knowledge, all Company SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of the Company is required to make any filing with the SEC.

(b) Neither the Company nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other Order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Company’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of the Company or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has the Company or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of the Company, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) The Company has made available to the Acquiror all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of the Company (i) there are no unresolved comments from the SEC with respect to the Company SEC Reports or any SEC examination of the Company and (ii) none of the Company SEC Reports is subject to any ongoing review by the SEC.

3.6. Company Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of the Company and its Consolidated Subsidiaries included (or incorporated by reference) in the Company SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of the Company and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to the Company’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Ernst & Young LLP (“E&Y”) has not resigned, threatened

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resignation or been dismissed as the Company’s independent public accountant as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of the Company as of December 31, 2025 included in the audited financial statements set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “Company Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2025, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the Company SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, neither the Company nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the Company Balance Sheet in accordance with GAAP.

(c) Neither the Company nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act).

(d) Since the Applicable Date, (i) neither the Company nor any of its Consolidated Subsidiaries nor, to the knowledge of the Company, any trustee, officer, auditor, accountant or Representative of the Company or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Company or any of its Consolidated Subsidiaries, whether or not employed by the Company or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by the Company or any of its trustees, officers or agents to the Company Board or any committee thereof or to any trustee or officer of the Company.

(e) To the Company’s knowledge, since the Applicable Date, E&Y, which has expressed its opinion with respect to the financial statements of the Company and its Consolidated Subsidiaries included in the Company SEC Reports (including the related notes), has been (i) “independent” with respect to the Company and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(g) The Company has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Company’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

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(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Company Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Company’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for the Company’s auditors any material weaknesses in internal controls.

(h) The fair market value of the Company’s investments as of December 31, 2025 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board (“ASC Topic 820”) and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, in accordance with Rule 2a-5 under the Investment Company Act.

(i) To the Company’s knowledge, there is no fraud or suspected fraud affecting the Company involving management of the Company who have significant roles in the Company’s internal control over financial reporting.

3.7. Broker’s Fees. Neither the Company nor any of its Consolidated Subsidiaries nor any of their respective trustees, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions.

3.8. Absence of Changes or Events. Since December 31, 2025, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of the Company and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of the Acquiror under Sections 6.1 or 6.2.

3.9. Compliance with Applicable Law; Permits.

(a) Each of the Company and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. The Company has not received any written or, to the Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(b) The Company is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or the reports that it has filed with the

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SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

(c) The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(d) Each of the Company and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit the Company and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company has not received any written or, to the Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of the Company has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Company, threatened that would result in any such disqualification.

(f) The minute books and other similar records of the Company maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Company, the Company Board and any committees of the Company Board.

3.10. Company Information. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC and the applicable state securities regulators, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to shareholders of the Company or shareholders of the Acquiror or at the time of the Company Shareholders Meeting or the Acquiror Shareholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Company with respect to information supplied by the Acquiror, Merger Sub, the Acquiror Adviser or the Company Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

3.11. Taxes and Tax Returns.

(a) The Company and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of

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this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of the Company or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Company or any of its Consolidated Subsidiaries for which the Company does not have reserves that are adequate under GAAP. Neither the Company nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Company nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither the Company nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by the Company or any of its Consolidated Subsidiaries. Neither the Company nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If the Company or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) The Company made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). The Company has qualified as a RIC at all times since the beginning of its first taxable year ended December 31, 2023 and expects to continue to so qualify through the Effective Time. No challenge to the Company’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the Company ending on or before the Effective Time, the Company has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by the Company after the date of this Agreement has been timely paid).

(c) Prior to the Closing Date, the Company shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Effective Time. Prior to the Closing Date, the Company shall have declared a Tax Dividend with respect to the final taxable year ending with its complete liquidation.

(d) The Company and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) The Company is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) The Company has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) The Company Previously Disclosed each asset the disposition of which would be subject to the under Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than as Previously Disclosed, the Company is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

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(h) No claim has been made in writing by a taxing authority in a jurisdiction where the Company or any of its Consolidated Subsidiaries does not file Tax Returns that the Company or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither the Company nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither the Company nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither the Company nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than the Company and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither the Company nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Consolidated Subsidiaries.

3.12. Litigation. There are no material Proceedings pending or, to the Company’s knowledge, threatened against the Company or any of its Consolidated Subsidiaries. There is no Order binding upon the Company or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.13. Employee Matters. Neither the Company nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).

3.14. Certain Contracts.

(a) The Company has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the Acquiror of, all Contracts (collectively, the “Company Material Contracts”) to which, as of the date hereof, the Company or any of its Consolidated Subsidiaries is a party, or by which the Company or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of the Company, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of the Company or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $5,000,000 is outstanding or may be incurred, or any guarantee by the Company or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $5,000,000;

(iii) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Company and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that the Company and its Consolidated Subsidiaries conducts or may conduct; or

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(iv) any Contract that obligates the Company or any of its Consolidated Subsidiaries to conduct any business that is material to the Company and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Mergers, will obligate the Acquiror, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis.

(b) Each Company Material Contract is (x) valid and binding on the Company or its applicable Consolidated Subsidiary and, to the Company’s knowledge, each other party thereto, (y) enforceable against the Company or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company Advisory Agreement has been approved by the Company Board and shareholders of the Company in accordance with Section 15 of the Investment Company Act. Neither the Company nor any of its Consolidated Subsidiaries nor, to the Company’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No Company Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to the Company or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.15. Insurance Coverage. All material insurance policies maintained by the Company or any of its Consolidated Subsidiaries and that name the Company or any of its Consolidated Subsidiaries as an insured (each, a “Company Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each Company Insurance Policy have been paid. Neither the Company nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Company Insurance Policy.

3.16. Investment Assets. Each of the Company and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of the Company or its Consolidated Subsidiaries pursuant to credit agreements that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of December 31, 2025, the value of investments owned by the Company that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act was greater than 70% of the value of the Company’s total assets (other than assets described in Section  55(a)(7) of the Investment Company Act).

3.17. State Takeover Laws. No restrictions on “business combination,” “control share acquisition,” “fair price,” “takeover,” “moratorium” or “interested shareholder” or other similar antitakeover statutes or regulations enacted under state or federal Laws in the United States (any such Laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.

3.18. Appraisal Rights. In accordance with the DSTA and the Company Governing Documents, no dissenters’ rights, appraisal rights or rights of an objecting shareholder shall be available to holders of Company Common Shares in connection with the Transactions.

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3.19. Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by the Company that is used in connection with the computations made by the Company pursuant to Section 2.4 will be determined in accordance with the valuation policies and procedures set forth in the Company’s compliance policies and procedures approved by the Company Board as in effect as of the date hereof and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.4 for purposes of this Agreement, and the value of all assets owned by the Company other than investment assets that are used in connection with the computations made by the Company pursuant to Section 2.4 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Company Board as of or prior to the date hereof. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Company Board for purposes of such computations were or will be determined by the Company Board in good faith in accordance with the valuation methods set forth in the Company’s valuation policies and procedures.

3.20. Chapter 11. Neither the Company nor any of its Consolidated Subsidiaries is under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A) of the Code).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR AND MERGER SUB

Except with respect to matters that have been Previously Disclosed, the Acquiror and Merger Sub hereby jointly and severally represent and warrant to the Company that:

4.1. Organization.

(a) The Acquiror is a statutory trust duly formed and validly existing under the Laws of the State of Delaware and in good standing with the DE Secretary and Merger Sub is a limited liability company duly formed and validly existing under the Laws of the State of Delaware and in good standing with the DE Secretary. Each of the Acquiror and Merger Sub has the requisite trust or limited liability company power and authority, as applicable, to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. The Acquiror has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Amended and Restated Declaration of Trust of the Acquiror (the “Acquiror Trust Declaration”) and the Amended and Restated Bylaws of the Acquiror (the “Acquiror Bylaws” and, together with the Acquiror Trust Declaration, the “Acquiror Governing Documents”), as in effect as of the date of this Agreement, have previously been publicly filed or made available by the Acquiror.

(c) Each Consolidated Subsidiary of the Acquiror (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate, trust or similar power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

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4.2. Capitalization.

(a) The authorized shares of beneficial interest of the Acquiror consists of (i) an unlimited number shares of Acquiror Class I Common Shares, of which 18,631,636 shares were outstanding as of the close of business on May 11, 2026 (the “Acquiror Capitalization Date”), (ii) an unlimited number Class S common shares, par value $0.001 per share, of which no shares were outstanding as of the Acquiror Capitalization Date (the “Class S Shares”), (iii) an unlimited number Class D common shares, par value $0.001 per share, of which no shares were outstanding as of the Acquiror Capitalization Date (the “Class D Shares”), (iv) an unlimited number Class F common shares, par value $0.001 per share, of which no shares were outstanding as of the Acquiror Capitalization Date (the “Class F Shares” and, together with the Acquiror Class I Common Shares, the Class S Shares, the Class D Shares and the Class F Shares, the “Acquiror Common Shares”), and (v) an unlimited number of preferred shares, par value $0.001 per share, of the Acquiror (“Acquiror Preferred Shares” and, together with Acquiror Common Shares, “Acquiror Shares”), of which no shares were outstanding as of the Acquiror Capitalization Date. All of the issued and outstanding shares of Acquiror Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Acquiror attaching to the ownership thereof. All of the shares of Acquiror Class I Common Shares constituting the Merger Consideration will be, when issued pursuant to the terms of the Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Acquiror attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which shareholders of the Acquiror may vote (“Acquiror Voting Debt”) is issued or outstanding. As of the Acquiror Capitalization Date, except pursuant to the Acquiror Governing Documents and the terms of the Acquiror Preferred Shares, the Acquiror does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of Acquiror Shares, Acquiror Voting Debt or any other equity securities of the Acquiror or any securities representing the right to purchase or otherwise receive any shares of Acquiror Shares, Acquiror Voting Debt or other equity securities of the Acquiror. Except pursuant to the terms of the Acquiror Preferred Shares, there are no obligations of the Acquiror or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of beneficial interest of the Acquiror, Acquiror Voting Debt or any equity security of the Acquiror or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of beneficial interest, Acquiror Voting Debt or any other equity security of the Acquiror or its Consolidated Subsidiaries or (ii) pursuant to which the Acquiror or any of its Consolidated Subsidiaries is or could be required to register shares of the Acquiror’s beneficial interest or other securities under the Securities Act. All of the outstanding shares of Acquiror Shares have been issued in compliance with applicable Law in all material respects.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of the Acquiror are owned by the Acquiror, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of the Acquiror has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

4.3. Authority; No Violation.

(a) The Acquiror has all requisite trust power and authority to execute and deliver this Agreement and, subject to obtaining the Acquiror Requisite Vote, to consummate the Transactions. The execution and delivery of this Agreement and, subject to obtaining the Acquiror Requisite Vote, the consummation of the Transactions have been duly and validly approved by the Acquiror Board. Merger Sub has all requisite limited liability company power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have

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been duly and validly approved by the sole member of Merger Sub. The Acquiror Board has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its shareholders and (B) the interests of the Acquiror’s existing shareholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s shareholders at a duly held meeting of such shareholders (the “Acquiror Shareholders Meeting”) and (iv) resolved to recommend that the shareholders of the Acquiror approve the Acquiror Matters. The sole member of Merger Sub has determined that this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of Merger Sub and its sole member; approved, adopted and declared advisable this Agreement and the Transactions (including the Merger); and resolved to recommend the approval of the Transactions (including the Merger) by the Acquiror, in the Acquiror’s capacity as the sole member of Merger Sub. Except for receipt of the approval of the Acquiror Matters by the affirmative vote of the holders of more than fifty percent (50%) of the outstanding shares of Acquiror Common Shares entitled to vote on the matters to be approved at the Acquiror Shareholders Meeting (the “Acquiror Requisite Vote”), and the approval of the transactions by the Acquiror, as the sole member of Merger Sub (which approval shall occur promptly following the execution of this Agreement), the Mergers and the other Transactions have been authorized by all necessary action on the part of the Acquiror and Merger Sub. This Agreement has been duly and validly executed and delivered by the Acquiror and Merger Sub and (assuming due authorization, execution and delivery by the Company, the Acquiror Adviser and the Company Adviser) this Agreement constitutes the valid and binding obligation of each of the Acquiror and Merger Sub, enforceable against each of the Acquiror and Merger Sub in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement by the Acquiror and/or Merger Sub, as applicable, nor the consummation by the Acquiror or Merger Sub of the Transactions, nor the performance of this Agreement by the Acquiror and/or Merger Sub, as applicable, will (i) violate any provision of the Acquiror Governing Documents or the certificate of formation or limited liability company agreement of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to the Acquiror or any of its Consolidated Subsidiaries or (B) except as Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Acquiror or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Acquiror or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause 4.3(b)(ii)(A), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.4. Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by the Acquiror or Merger Sub of the Merger and the other Transactions, except for (i) the filing with the SEC and the applicable state securities regulators of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC and the applicable state securities regulators, (ii) the filing of the First Certificate of Merger with and the acceptance for the record of the First Certificate of Merger by the DE Secretary in respect of the Merger, (iii) the filing of the Second Certificate of Merger with and the acceptance for the record of the Second Certificate of Merger by the DE Secretary in respect of the Second Merger, (iv) any notices or filings under the HSR Act, (v) the reporting of

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this Agreement on a Current Report on Form 8-K and (vi) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

4.5. Reports.

(a) The Acquiror has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since the Applicable Date with the SEC (such filings since the Applicable Date, the “Acquiror SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries taken as a whole. To the Acquiror’s knowledge, no Acquiror SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To the Acquiror’s knowledge, all Acquiror SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of the Acquiror is required to make any filing with the SEC.

(b) Neither the Acquiror nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other Order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Acquiror’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of the Acquiror or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has the Acquiror or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of the Acquiror, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) The Acquiror has made available to the Company all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of the Acquiror, (i) there are no unresolved comments from the SEC with respect to the Acquiror SEC Reports or any SEC examination of the Acquiror and (ii) none of the Acquiror SEC Reports is subject to any ongoing review by the SEC.

4.6. Acquiror Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of the Acquiror and its Consolidated Subsidiaries included (or incorporated by reference) in the Acquiror SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of the Acquiror and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to the Acquiror’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. E&Y has not resigned, threatened resignation or been dismissed as the Acquiror’s independent public accountant as a result of or in connection with any disagreements with the Acquiror on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of the Acquiror as of December 31, 2025 included in the audited financial statements set forth in the Acquiror’s annual report on Form 10-K for the year ended December 31, 2025 (the “Acquiror Balance

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Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2025 , (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the Acquiror SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror, neither the Acquiror nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the Acquiror Balance Sheet in accordance with GAAP.

(c) Neither the Acquiror nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act).

(d) Since the Applicable Date, (i) neither the Acquiror nor any of its Consolidated Subsidiaries nor, to the knowledge of the Acquiror, any trustee, officer, auditor, accountant or Representative of the Acquiror or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Acquiror or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Acquiror or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Acquiror or any of its Consolidated Subsidiaries, whether or not employed by the Acquiror or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by the Acquiror or any of its trustees, officers or agents to the Acquiror Board or any committee thereof or to any trustee or officer of the Acquiror.

(e) To the Acquiror’s knowledge, since the Applicable Date, E&Y, which has expressed its opinion with respect to the financial statements of the Acquiror and its Consolidated Subsidiaries included in the Acquiror SEC Reports (including the related notes), has been (i) “independent” with respect to the Acquiror and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) The principal executive officer and principal financial officer of the Acquiror have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and the Acquiror is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(g) The Acquiror has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Acquiror in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Acquiror’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Acquiror’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in

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accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Acquiror Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Acquiror’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for the Acquiror’s auditors any material weaknesses in internal controls.

(h) The fair market value of the Acquiror’s investments as of December 31, 2025 (i) was determined in accordance with ASC Topic 820 and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, in accordance with Rule 2a-5 under the Investment Company Act.

(i) To the Acquiror’s knowledge, there is no fraud or suspected fraud affecting the Acquiror involving management of the Acquiror who have significant roles in the Acquiror’s internal control over financial reporting.

4.7. Broker’s Fees. Neither the Acquiror nor any of its Consolidated Subsidiaries nor any of their respective trustees, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions.

4.8. Absence of Changes or Events. Since December 31, 2025, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of the Acquiror and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of the Company under Sections 6.1 or 6.3.

4.9. Compliance with Applicable Law; Permits.

(a) Each of the Acquiror and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. The Acquiror has not received any written or, to the Acquiror’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(b) The Acquiror is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

(c) The Acquiror has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Acquiror, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Acquiror Board and

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satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(d) Each of the Acquiror and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit the Acquiror and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. The Acquiror has not received any written or, to the Acquiror’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of the Acquiror has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Acquiror, threatened that would result in any such disqualification.

(f) The minute books and other similar records of the Acquiror maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquiror, the Acquiror Board and any committees of the Acquiror Board.

4.10. Acquiror Information. None of the information supplied or to be supplied by the Acquiror for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC and the applicable state securities regulators, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to shareholders of the Company or shareholders of the Acquiror or at the time of the Company Shareholders Meeting or the Acquiror Shareholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Acquiror with respect to information supplied by the Company, the Acquiror Adviser or the Company Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

4.11. Taxes and Tax Returns.

(a) The Acquiror and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of the Acquiror or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Acquiror or any of its Consolidated Subsidiaries for which the Acquiror does not have reserves that are

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adequate under GAAP. Neither the Acquiror nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Acquiror and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Acquiror nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither the Acquiror nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by the Acquiror or any of its Consolidated Subsidiaries. Neither the Acquiror nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If the Acquiror or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) The Acquiror made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. The Acquiror has qualified as a RIC at all times since the beginning of its first taxable year ended December 31, 2023 and expects to continue to so qualify through the Second Effective Time. No challenge to the Acquiror’s status as a RIC is pending or has been threatened orally or in writing.

For each taxable year of the Acquiror ending on or before the Second Effective Time, the Acquiror has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c) Merger Sub is a newly formed entity created for the purpose of undertaking the Merger and is wholly owned directly by the Acquiror. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(d) The Acquiror and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) The Acquiror is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) The Acquiror has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) The Acquiror Previously Disclosed each asset the disposition of which would be subject to rules under Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than as Previously Disclosed, the Acquiror is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) Following the Merger, the Acquiror will continue in its pre-Merger line of business and has no plan or intention to change such line of business. The Acquiror did not enter into such line of business as part of the Agreement. The Acquiror has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Merger. On the date of the Merger, as well as prior to any alteration of the Acquiror’s portfolio in contemplation of the Merger, at least 33 1/3 percent of the Acquiror’s portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of the Acquiror.

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(i) To the best of the knowledge of the Acquiror’s management, there is no plan or intention by the Acquiror’s Shareholders to sell, exchange or otherwise dispose of a number of Acquiror Shares (or Acquiror Shares credited to them in the Reorganization), in connection with the Merger, that would reduce the Acquiror Shareholders’ ownership of the Acquiror Shares (or equivalent Acquiror Shares) to a number of shares that is less than 50 percent of the number of Acquiror Shares as of the record date of the Merger.

(j) The assets of the Acquiror constitute a “diversified portfolio,” which is a portfolio of stocks and securities not more than 25 percent of the value of which is attributable to the stock and securities of any one issuer and not more than 50 percent of the value of which is attributable to the stock and securities of five or fewer issuers. For this purpose, government securities are included in total assets for purposes of the denominator of the 25 and 50-percent tests (unless the government securities are acquired to meet the 25 and 50-percent tests) but are not treated as securities of an issuer for purposes of the numerator of the 25 and 50-percent tests.

(k) No claim has been made in writing by a taxing authority in a jurisdiction where the Acquiror or any of its Consolidated Subsidiaries does not file Tax Returns that the Acquiror or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(l) Neither the Acquiror nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(m) Neither the Acquiror nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(n) Neither the Acquiror nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than the Acquiror and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(o) Neither the Acquiror nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Acquiror or any of its Consolidated Subsidiaries).

(p) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Acquiror or any of its Consolidated Subsidiaries.

4.12. Litigation. There are no material Proceedings pending or, to the Acquiror’s knowledge, threatened against the Acquiror or any of its Consolidated Subsidiaries. There is no Order binding upon the Acquiror or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.13. Employee Matters. Neither the Acquiror nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.

4.14. Certain Contracts.

(a) The Acquiror has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the Company of, all Contracts (collectively, the “Acquiror Material Contracts”) to which, as of the date hereof, the Acquiror or any of its Consolidated Subsidiaries is a party, or by which the Acquiror or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of the Acquiror, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K;

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(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of the Acquiror or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $5,000,000 is outstanding or may be incurred, or any guarantee by the Acquiror or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $5,000,000;

(iii) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Acquiror and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that the Acquiror and its Consolidated Subsidiaries conducts or may conduct; or

(iv) any Contract that obligates the Acquiror or any of its Consolidated Subsidiaries to conduct any business that is material to the Acquiror and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party.

(b) Each Acquiror Material Contract is (x) valid and binding on the Acquiror or its applicable Consolidated Subsidiary and, to the Acquiror’s knowledge, each other party thereto, (y) enforceable against the Acquiror or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. The investment advisory agreement between the Acquiror and the Acquiror Adviser in effect as of the date of this Agreement (the “Existing Acquiror Advisory Agreement”) has been approved by the Acquiror Board and shareholders of the Acquiror in accordance with Section 15 of the Investment Company Act. Neither the Acquiror nor any of its Consolidated Subsidiaries nor, to the Acquiror’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Acquiror Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. No Acquiror Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to the Acquiror or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Acquiror Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.15. Insurance Coverage. All material insurance policies maintained by the Acquiror or any of its Consolidated Subsidiaries and that name the Acquiror or any of its Consolidated Subsidiaries as an insured (each, an “Acquiror Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each Acquiror Insurance Policy have been paid. Neither the Acquiror nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Acquiror Insurance Policy.

4.16. Investment Assets. Each of the Acquiror and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of the Acquiror or its Consolidated Subsidiaries pursuant to credit agreements that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of December 31, 2025, the value of investments owned by the Acquiror that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act was greater than 70% of the value of the Acquiror’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act). Neither the Acquiror nor any of its Consolidated Subsidiaries owns, or has owned since its inception, any Company Common Shares.

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4.17. State Takeover Laws. No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.

4.18. Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by the Acquiror that is used in connection with the computations made by the Acquiror pursuant to Section 2.4 will be determined in accordance with the valuation policies and procedures set forth in the Acquiror’s compliance policies and procedures approved by the Acquiror Board as in effect as of the date hereof and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.4 for purposes of this Agreement, and the value of all assets owned by the Acquiror other than investment assets that are used in connection with the computations made by the Acquiror pursuant to Section 2.4 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Acquiror Board as of or prior to the date hereof. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Acquiror Board for purposes of such computations were or will be determined by the Acquiror Board in good faith in accordance with the valuation methods set forth in the Acquiror’s valuation policies and procedures adopted by the Acquiror Board as of June 30, 2023.

4.19. Chapter 11. Neither the Acquiror nor any of its Consolidated Subsidiaries is under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A) of the Code).

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE ADVISERS

Except with respect to matters Previously Disclosed, each of the Acquiror Adviser and the Company Adviser hereby represents and warrants to the Company and the Acquiror that:

5.1. Organization. Such Adviser is a limited liability company organized and validly existing under the Laws of the State of Delaware and in good standing with the Secretary of State of the State of Delaware. Such Adviser has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign limited liability company in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser or the Company Adviser, as applicable.

5.2. Authority; No Violation.

(a) Such Adviser has all requisite limited liability company power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the sole member or manager of such Adviser. This Agreement has been duly and validly executed and delivered by such Adviser and (assuming due authorization, execution and delivery by the other Adviser, the Company, the Acquiror and Merger Sub) constitutes the valid and binding obligation of such Adviser, enforceable against such Adviser in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement by such Adviser, nor the consummation of the Transactions, nor performance of this Agreement by such Adviser, will (i) violate any provision of the certificate of formation of such Adviser or the limited liability company agreement of such Adviser or (ii) (A) violate any Law or Order applicable to such Adviser or (B) except as set forth in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would

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constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets such Adviser under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which such Adviser is a party or by which its properties or assets is bound except, with respect to clause 5.2(c)(ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser or the Company Adviser, as applicable.

(d) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by such Adviser, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Acquiror Adviser or the Company Adviser, as applicable.

5.3. Compliance with Applicable Law; Permits.

(a) Such Adviser is, and at all times since it became the investment adviser to the Acquiror has been, duly registered as an investment adviser under the Investment Advisers Act.

(b) Such Adviser is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser or the Company Adviser, as applicable. Such Adviser has not received any written or, to such Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser or the Company Adviser, as applicable.

(c) Such Adviser holds and is in compliance with all Permits required in order to permit such Adviser to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser or the Company Adviser, as applicable. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser or the Company Adviser, as applicable. Such Adviser has not received any written or, to the such Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser or the Company Adviser, as applicable.

(d) Such Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act and, during the period prior to the date of this Agreement that such Adviser has been the investment adviser to the Acquiror (in the case of the Acquiror Adviser) and the Company (in the case of the Company Adviser), such Adviser has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole, or the Company and its Consolidated Subsidiaries, taken as a whole, as applicable.

(e) During the period prior to the date of this Agreement that the Acquiror Adviser has been the investment adviser to the Acquiror and the Company Adviser has been the investment adviser to the Company, there has been no material adverse change in the operations, affairs or regulatory status of the such Adviser.

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5.4. Litigation. There are no Proceedings pending or, to such Adviser’s knowledge, threatened against such Adviser, except as would not reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser or the Company Adviser, as applicable. There is no Order binding upon such Adviser other than such Orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser or the Company Adviser, as applicable.

5.5. Advisers Information. None of the information supplied or to be supplied by such Adviser for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC and the applicable state securities regulators, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to shareholders of the Company or shareholders of the Acquiror or at the time of the Company Shareholders Meeting or the Acquiror Shareholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by such Adviser with respect to information supplied by the other Adviser, the Company, the Acquiror or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

5.6. Financial Resources. Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1. Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or with the prior written consent of the Acquiror (with respect to the Company) and the Company (with respect to the Acquiror), which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of the Company and the Acquiror shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business and consistent with past practice and each of the Company’s and the Acquiror’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

6.2. Company Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as Previously Disclosed, and acting in a manner consistent with Section 6.1(a), the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Acquiror (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) other than pursuant to the Company’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of beneficial interest, (ii) any Company Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities;

(b) (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of beneficial interest, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis, consistent with past practices and the Company’s investment objectives and policies as publicly disclosed, (B) a Tax Dividend or

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(C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of the Company to the Company or another direct or indirect wholly owned Consolidated Subsidiary of the Company; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its shares of beneficial interest or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of beneficial interest or (iii) purchase, redeem or otherwise acquire, any shares of beneficial interest or any rights, warrants or options to acquire, or securities convertible into, such shares of beneficial interest;

(c) sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of the Company or any of its Consolidated Subsidiaries;

(d) acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with the Company’s investment objectives and policies as publicly disclosed;

(e) amend the Company Governing Documents or similar governing documents of any of its Consolidated Subsidiaries;

(f) implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements;

(g) take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude the Company from declaring or paying any Tax Dividend on or before the Closing Date;

(h) incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement, including any upsizes thereto, and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness;

(i) make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

(j) (i) file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed; (ii) make, change or revoke any material Tax election or (iii) settle or compromise any material Tax liability or refund;

(k) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify or not be subject to tax as a RIC;

(l) enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which the Company or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in the Company’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

(m) other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, or as permitted by Section 6.2(h), enter into any Contract that would otherwise constitute a Company Material Contract had it been entered into prior to the date of this Agreement;

(n) other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Company Material Contract (other than any Company Material Contract related to Permitted Indebtedness);

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(o) settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Acquiror, the Surviving Company or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault;

(p) except as otherwise expressly contemplated by this Agreement, merge or consolidate the Company or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Consolidated Subsidiaries;

(q) acquire, or agree to acquire, any Acquiror Shares; or

(r) agree to take, make any commitment to take, or adopt any resolutions of the Company Board authorizing, any of the actions prohibited by this Section 6.2.

6.3. Acquiror Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as Previously Disclosed, and acting in a manner consistent with Section 6.1(a), the Acquiror shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) other than pursuant to the Acquiror’s dividend reinvestment plan as in effect as of the date of this Agreement or Permitted Issuances, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of beneficial interest, (ii) any Acquiror Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities;

(b) (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of beneficial interest, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis, consistent with past practices and the Acquiror’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for the Acquiror to maintain its qualification as a RIC or avoid the imposition of any income or excise tax, as reasonably determined by the Acquiror, or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of the Acquiror to the Acquiror or another direct or indirect wholly owned Consolidated Subsidiary of the Acquiror; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its shares of beneficial interest or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of beneficial interest or (iii) purchase, redeem or otherwise acquire, any shares of beneficial interest or any rights, warrants or options to acquire, or securities convertible into, such shares of beneficial interest;

(c) sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of the Acquiror or any of its Consolidated Subsidiaries;

(d) acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with the Acquiror’s investment objectives and policies as publicly disclosed;

(e) amend the Acquiror Governing Documents or other governing documents or similar governing documents of any of its Consolidated Subsidiaries;

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(f) implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements;

(g) take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

(h) incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement, including any upsizes thereto, and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness;

(i) make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

(j) (i) file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed; (ii) make, change or revoke any material Tax election or (iii) settle or compromise any material Tax liability or refund;

(k) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Acquiror to fail to qualify or not be subject to tax as a RIC;

(l) enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which the Acquiror or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in the Acquiror’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

(m) other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, or as permitted by Section 6.3(h), enter into any Contract that would otherwise constitute an Acquiror Material Contract had it been entered into prior to the date of this Agreement;

(n) other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Acquiror Material Contract (other than any Acquiror Material Contract related to Permitted Indebtedness);

(o) settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Surviving Company or any of its Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault;

(p) except as otherwise expressly contemplated by this Agreement, merge or consolidate the Acquiror or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Acquiror or any of its Consolidated Subsidiaries;

(q) acquire, or agree to acquire, any Company Common Shares (other than pursuant to the Merger); or

(r) agree to take, make any commitment to take, or adopt any resolutions of the Acquiror Board authorizing, any of the actions prohibited by this Section 6.3.

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ARTICLE VII

ADDITIONAL AGREEMENTS

7.1. Further Assurances.

(a) Subject to the right of the Company to take any action that constitutes a Company Adverse Recommendation Change as expressly permitted pursuant to Section 7.6, and the right of the Acquiror to take any action that constitutes an Acquiror Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all Permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such Permits, consents, approvals, confirmations and authorizations of all such third parties and Governmental Entities. In furtherance (but not in limitation) of the foregoing, each of the Acquiror and the Company shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, the Company and the Acquiror shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to the Company or the Acquiror, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. The Acquiror and the Company shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to, or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either the Acquiror and its Consolidated Subsidiaries, on the one hand, or the Company and its Consolidated Subsidiaries, on the other hand, to make payments or provide other consideration for the repayment, restructuring or amendment of terms of Indebtedness in connection with the Transactions (including the Mergers), other than any consent fees that were Previously Disclosed.

7.2. Regulatory Matters.

(a) The Acquiror and the Company shall as promptly as practicable jointly prepare and file with the SEC and the applicable state securities regulators the Registration Statement. The Acquiror shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act and applicable state Law as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. The Company and the Acquiror shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed to their respective shareholders upon such effectiveness. The Company shall use reasonable best efforts to furnish all information concerning the Company and the holders of Company Common Shares as may be reasonably requested by the Acquiror in connection with any such action.

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(b) Each of the Acquiror and the Company shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC or any applicable state securities regulator with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.

(c) Subject to applicable Law, each of the Acquiror and the Company shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.

7.3. Shareholder Approval.

(a) As of the date of this Agreement, the Company Board has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its shareholders and (B) the interests of the Company’s existing shareholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s shareholders at the Company Shareholders Meeting and (iv) resolved to recommend that the shareholders of the Company approve the Company Matters, including the Merger. Notwithstanding anything to the contrary in Section 7.6, the Company shall submit to its shareholders the Company Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its shareholders in order to carry out the Transactions. In furtherance of that obligation, the Company shall take, in accordance with applicable Law and the Company Governing Documents, all actions necessary to send a notice as promptly as practicable following the date on which the SEC and the applicable state securities regulators declare the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the Company Shareholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the Company Matters, including the Merger, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Company Shareholders Meeting shall be determined in prior consultation with the Acquiror. The Company shall use reasonable best efforts to obtain from the Company’s shareholders the Company Requisite Vote to approve the Company Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.6, by providing to the Company’s shareholders the recommendation of the Company Board that the shareholders of the Company approve the Company Matters (the “Company Recommendation”) and including the Company Recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the Acquiror, postponing or adjourning the Company Shareholders Meeting to obtain a quorum or solicit additional proxies; provided that the Company shall not postpone or adjourn the Company Shareholders Meeting for any other reason without the prior written consent of the Acquiror (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to the Company’s right to terminate this Agreement pursuant to Section 9.1, the Company’s obligations pursuant to this Section 7.3(a) (including its obligation to submit to its shareholders the Company Matters and any other matters required to be approved or adopted by its shareholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company, its Representatives or its shareholders of any Takeover Proposal (including any Company Superior Proposal), (ii) the Company effecting a Takeover Approval or delivering a Notice of a Company Superior Proposal or (iii) a Company Adverse Recommendation Change.

(b) As of the date of this Agreement, the Acquiror Board has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best

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interests of the Acquiror and its shareholders and (B) the interests of the Acquiror’s existing shareholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s shareholders at the Acquiror Shareholders Meeting and (iv) resolved to recommend that the shareholders of the Acquiror approve the Acquiror Matters. Notwithstanding anything to the contrary in Section 7.7, the Acquiror shall submit to its shareholders the Acquiror Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its shareholders in order to carry out the Transactions. In furtherance of that obligation, the Acquiror shall take, in accordance with applicable Law and the Acquiror Governing Documents, all actions necessary to send a notice as promptly as practicable following the date on which the SEC and the applicable state securities regulators declare the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the Acquiror Shareholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the Acquiror Matters, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Acquiror Shareholders Meeting shall be determined in prior consultation with the Company. The Acquiror shall use reasonable best efforts to obtain from the Acquiror’s shareholders the Acquiror Requisite Vote to approve the Acquiror Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.7, by providing to the Acquiror’s shareholders the recommendation of the Acquiror Board that the shareholders of the Acquiror approve the Acquiror Matters (the “Acquiror Recommendation”) and including the Acquiror Recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the Company, postponing or adjourning the Acquiror Shareholders Meeting to obtain a quorum or solicit additional proxies; provided that the Acquiror shall not postpone or adjourn the Acquiror Shareholders Meeting for any other reason without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to the Acquiror’s right to terminate this Agreement pursuant to Section 9.1, the Acquiror’s obligations pursuant to this Section 7.3(b) (including its obligation to submit to its shareholders the Acquiror Matters and any other matters required to be approved or adopted by its shareholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Acquiror, its Representatives or its shareholders of any Takeover Proposal (including any Acquiror Superior Proposal), (ii) the Acquiror effecting a Takeover Approval or delivering a Notice of an Acquiror Superior Proposal or (iii) an Acquiror Adverse Recommendation Change.

7.4. Indemnification.

(a) Following the Effective Time, the Acquiror shall, to the fullest extent permitted under applicable Law, indemnify, defend and hold harmless and advance expenses to the present and former trustees and officers of the Company or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) the Acquiror shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law (provided, that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff) and (ii) the Acquiror and the applicable Indemnified Parties shall cooperate in the defense of such matter.

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(b) Any Indemnified Party wishing to claim indemnification under Section 7.4(a), upon learning of any Proceeding described above, shall promptly notify the Acquiror in writing; provided, that the failure to so notify shall not affect the obligations of the Acquiror under Section 7.4(a) unless the Acquiror is materially prejudiced as a consequence.

(c) If the Acquiror or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers or otherwise disposes of all or substantially all of its assets to any other entity or consummates any division transaction, then and in each such case, the Acquiror shall cause proper provision to be made so that the successors and assigns of the Acquiror shall assume the obligations set forth in this Section 7.4.

(d) The provisions of this Section 7.4 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and Representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.

7.5. No Solicitation.

(a) Each of the Company and the Acquiror shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any Person that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to the Company or the Acquiror, as applicable) of all confidential information previously furnished to any Person (other than the Company, the Acquiror or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.6 in the case of the Company and Section 7.7 in the case of the Acquiror, each of the Company and the Acquiror shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its shareholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than the Acquiror, the Company or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than the Acquiror, the Company or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) unless required by applicable fiduciary duties (in the case of the Acquiror) or the applicable standard of conduct (in the case of the Company), waiver or release under any standstill or similar agreement with respect to equity securities of the Company or the Acquiror; provided, however, that notwithstanding the foregoing, the Company and the Acquiror (A) may inform Persons of the provisions contained in this Section 7.5, and (B) shall be permitted to grant a waiver of, or terminate, any standstill or similar agreement of any third party with respect to equity securities of the Acquiror or the Company, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal.

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(b) Each of the Company and the Acquiror shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by the Company or the Acquiror or their respective Affiliates or Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of the Company and the Acquiror agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by the Company or the Acquiror and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

7.6. Company Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the Company Shareholders Meeting: (i) the Company receives an unsolicited bona fide Takeover Proposal (under circumstances in which the Company has complied in all material respects with the provisions of Sections 7.5(a) and (b)) and (ii) the Company Board, including a majority of the Independent Trustees of the Company Board, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the Company Board and (y) such Takeover Proposal constitutes or is reasonably likely to result in a Company Superior Proposal, then, subject to compliance with this Section 7.6(a), the Company may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if the Company (A) receives from such Person an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides the Acquiror a copy of all such information that has not previously been delivered to the Acquiror simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and

(ii) after fulfilling its obligations under the other provisions of this Section 7.6(a) and Section 7.6(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).

If on or after the date of this Agreement and at any time prior to the Company Shareholders Meeting, the Company Board, including a majority of the Independent Trustees of the Company Board, shall have determined, after consultation with its outside legal counsel, that continued recommendation of the approval of the Company Matters to the Company’s shareholders would be reasonably likely to be a breach of the standard of conduct applicable to the Company Board as a result of a Company Superior Proposal, the Company may (A) withdraw or qualify (or modify or amend in a manner adverse to the Acquiror), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the Acquiror), the approval, adoption, recommendation or declaration of advisability by the Company Board of the Company Matters, including the Company Recommendation, and/or (B) fail to include the Company Recommendation in the Joint Proxy Statement/Prospectus (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “Company Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a Company Superior Proposal, the Company shall promptly provide (and in any event within twenty-four (24) hours of such determination) to the Acquiror a written notice (a “Notice of a Company Superior Proposal”) (i) advising the Acquiror that the Company Board has received a Company Superior Proposal, (ii) specifying in reasonable detail the material

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terms and conditions of such Company Superior Proposal, including the amount per share or other consideration that the shareholders of the Company will receive in connection with the Company Superior Proposal and including a copy of all written materials provided to or by the Company in connection with such Company Superior Proposal (unless previously provided to the Acquiror), and (iii) identifying the Person making such Company Superior Proposal. The Company shall cooperate and negotiate in good faith with the Acquiror (to the extent the Acquiror desires to negotiate) during the five (5) calendar day period following the Acquiror’s receipt of the Notice of a Company Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Company Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable the Company to determine that such Company Superior Proposal is no longer a Company Superior Proposal and proceed with a Company Recommendation without a Company Adverse Recommendation Change. If thereafter the Company Board, including a majority of the Independent Trustees of the Company Board, determines, in its reasonable good faith judgment after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such Company Superior Proposal remains a Company Superior Proposal and that the failure to make such Company Adverse Recommendation Change would be reasonably likely to be a breach of the standard of conduct applicable to the Company Board, and the Company has complied in all material respects with Section 7.6(a) above, the Company may terminate this Agreement pursuant to Section 9.1(c)(iv).

(c) Other than as permitted by Section 7.6(a) or Section 7.6(d), neither the Company nor the Company Board shall make any Company Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no Company Adverse Recommendation Change shall change the approval of the Company Matters or any other approval of the Company Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) Other than in connection with a Company Takeover Proposal, nothing in this Agreement shall prohibit or restrict the Company Board from taking any action described in clause (A) of the definition of Company Adverse Recommendation Change in response to an Intervening Event (a “Company Intervening Event Recommendation Change”) if (A) prior to effecting any such Company Intervening Event Recommendation Change, the Company promptly notifies the Acquiror, in writing, at least five (5) Business Days (the “Company Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a Company Adverse Recommendation Change or a Company Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) the Company shall, and shall cause its Representatives to, during the Company Intervening Event Notice Period, negotiate with the Acquiror in good faith (to the extent the Acquiror desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the Company Board to make a Company Intervening Event Recommendation Change, and (C) the Company Board, including a majority of the Independent Trustees of the Company Board, determines, after consulting with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to effect such a Company Intervening Event Recommendation Change, after taking into account any adjustments made by the Acquiror during the Company Intervening Event Notice Period, would be reasonably likely to be a breach of the standard of conduct applicable to the Company Board.

(e) Nothing contained in this Agreement shall be deemed to prohibit the Company from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to the Company’s shareholders if, after consultation with its outside legal counsel, the Company determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a Company Adverse Recommendation Change unless the Company Board expressly publicly reaffirms the Company Recommendation (A) in such communication or (B) within three (3) Business Days after being requested in writing to do so by the Acquiror.

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7.7. Acquiror Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the Acquiror Shareholders Meeting: (i) the Acquiror receives an unsolicited bona fide Takeover Proposal (under circumstances in which the Acquiror has complied in all material respects with the provisions of Sections 7.5(a) and (b)) and (ii) the Acquiror Board, including a majority of the Independent Trustees of the Acquiror Board, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the Acquiror trustees’ fiduciary duties under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an Acquiror Superior Proposal, then, subject to compliance with this Section 7.7(a), the Acquiror may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if the Acquiror (A) receives from such Person an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides the Company a copy of all such information that has not previously been delivered to the Company simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and

(ii) after fulfilling its obligations under Section 7.7(b) below, effect a Takeover Approval.

If on or after the date of this Agreement and at any time prior to the Acquiror Shareholders Meeting, the Acquiror Board, including a majority of the Independent Trustees of the Acquiror Board, shall have determined, after consultation with its outside legal counsel, that continued recommendation of the approval of the Acquiror Matters to the Acquiror’s shareholders would be reasonably likely to be a breach of the Acquiror trustees’ fiduciary duties under applicable Law as a result of an Acquiror Superior Proposal, the Acquiror may (A) withdraw or qualify (or modify or amend in a manner adverse to the Company), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the Company), the approval, adoption, recommendation or declaration of advisability by the Acquiror Board of the Acquiror Matters, including the Acquiror Recommendation, and/or (B) fail to include the Acquiror Recommendation in the Joint Proxy Statement/Prospectus (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as an “Acquiror Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes an Acquiror Superior Proposal, the Acquiror shall promptly provide (and in any event within twenty-four (24) hours of such determination) to the Company a written notice (a “Notice of an Acquiror Superior Proposal”) (i) advising the Company that the Acquiror Board has received an Acquiror Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Acquiror Superior Proposal, including the amount per share or other consideration that the shareholders of the Acquiror will receive in connection with the Acquiror Superior Proposal and including a copy of all written materials provided to or by the Acquiror in connection with such Acquiror Superior Proposal (unless previously provided to the Company), and (iii) identifying the Person making such Acquiror Superior Proposal. The Acquiror shall cooperate and negotiate in good faith with the Company (to the extent the Company desires to negotiate) during the five (5) calendar day period following the Company’s receipt of the Notice of an Acquiror Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Acquiror Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable the Acquiror to determine that such Acquiror Superior Proposal is no longer an Acquiror Superior Proposal and proceed with an Acquiror Recommendation without an Acquiror Adverse Recommendation Change. If thereafter the Acquiror Board, including a majority of the Independent Trustees of the Acquiror Board, determines, in its reasonable good faith judgment after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such Acquiror Superior Proposal remains an Acquiror Superior Proposal and that the failure to make such Acquiror Adverse Recommendation Change would be reasonably likely to be a breach of the Acquiror trustees’ fiduciary duties under applicable Law, and the Acquiror has complied in all material respects with Section 7.7(a) above, the Acquiror may terminate this Agreement pursuant to Section 9.1(d)(iv).

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(c) Other than as permitted by Section 7.7(a) or Section 7.7(d), neither the Acquiror nor the Acquiror Board shall make any Acquiror Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no Acquiror Adverse Recommendation Change shall change the approval of the Acquiror Matters or any other approval of the Acquiror Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) Other than in connection with an Acquiror Takeover Proposal, nothing in this Agreement shall prohibit or restrict the Acquiror Board from taking any action described in clause (A) of the definition of Acquiror Adverse Recommendation Change in response to an Intervening Event (an “Acquiror Intervening Event Recommendation Change”) if (A) prior to effecting any such Acquiror Intervening Event Recommendation Change, the Acquiror promptly notifies the Company, in writing, at least five (5) Business Days (the “Acquiror Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an Acquiror Adverse Recommendation Change or an Acquiror Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) the Acquiror shall, and shall cause its Representatives to, during the Acquiror Intervening Event Notice Period, negotiate with the Company in good faith (to the extent the Company desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the Acquiror Board to make an Acquiror Intervening Event Recommendation Change, and (C) the Acquiror Board, including a majority of the Independent Trustees of the Acquiror Board, determines, after consulting with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to effect such an Acquiror Intervening Event Recommendation Change after taking into account any adjustments made by the Company during the Acquiror Intervening Event Notice Period, would be reasonably likely to be a breach of the Acquiror trustees’ fiduciary duties under applicable Law.

(e) Nothing contained in this Agreement shall be deemed to prohibit the Acquiror from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to the Acquiror’s shareholders if, after consultation with its outside legal counsel, the Acquiror determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an Acquiror Adverse Recommendation Change unless the Acquiror Board expressly publicly reaffirms the Acquiror Recommendation (A) in such communication or (B) within three (3) Business Days after being requested in writing to do so by the Company.

7.8. Access to Information.

(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of the Company and the Acquiror shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require the Company or the Acquiror, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either the Company or the Acquiror may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege or any similar privilege or protection under any circumstances in which such privilege or protection may be jeopardized by such disclosure or access.

(b) No investigation by a party hereto or its Representatives shall affect or be deemed to modify the representations and warranties of the other parties set forth in this Agreement.

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7.9. Publicity. The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of the Acquiror, the Company, the Acquiror Adviser and the Company Adviser. Thereafter, so long as this Agreement is in effect, the Acquiror, the Company, the Acquiror Adviser and the Company Adviser each shall consult with the others before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers or the Transactions, except as may be required by applicable Law or to the extent that such press release or other public announcement relates to any Company Adverse Recommendation Change or Acquiror Adverse Recommendation Change made in accordance with Sections 7.6 or 7.7, respectively, and, to the extent practicable, before such press release or other public announcement is issued or made, the Acquiror, the Company, the Acquiror Adviser or the Company Adviser, as applicable, shall have used commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such press release or other public announcement; provided, that the Acquiror, the Company, the Acquiror Adviser or the Company Adviser may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.9.

7.10. Takeover Statutes and Provisions. Neither the Acquiror nor the Company will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of the Acquiror and the Company shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

7.11. Tax Matters.

(a) Tax Representation Letters. Prior to the Effective Time (or at such other times as requested by counsel), each of the Acquiror and the Company shall execute and deliver to Dechert LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.2(e) and 8.3(e)).

(b) RIC Status. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Acquiror take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify as a RIC, and (ii) the Acquiror shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Company, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Acquiror to fail to qualify as a RIC.

(c) Tax Treatment of Mergers. Unless otherwise required by applicable Law or administrative action, (i) each of the Company, the Acquiror and Merger Sub shall use its reasonable best efforts to cause the Mergers to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of the Company, the Acquiror and Merger Sub shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.

(d) Tax Opinions. The Company shall use its best efforts to obtain the tax opinion described in Section 8.3(e), and the Acquiror shall use its best efforts to obtain the tax opinion described in Section 8.2(e).

7.12. Shareholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by the Company’s shareholders or the Acquiror’s shareholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of the Company and the Acquiror (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its shareholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

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7.13. Section 16 Matters. Prior to the Effective Time, each of the Company Board and the Acquiror Board shall take all such steps as may be required to cause any dispositions of Company Common Shares or acquisitions of Acquiror Class I Common Shares resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to the Acquiror, in each case, to be exempt pursuant to Rule 16b-3.

7.14. No Other Representations or Warranties. The parties hereto acknowledge and agree that except for the representations and warranties of the Company in Article III, the representations and warranties of the Acquiror in Article IV and the representations and warranties of the Advisers in Article V, none of the Acquiror Adviser, the Company Adviser, the Company, the Acquiror or any of the Company’s or the Acquiror’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes or has relied on any representation or warranty, express or implied.

7.15. Merger of Surviving Company. Immediately after the occurrence of the Effective Time, in accordance with the DSTA, the Surviving Company and the Acquiror shall consummate the Second Merger.

7.16. Coordination of Dividends. The Acquiror and the Company shall coordinate with each other in designating the record and payment dates for any periodic dividends or distributions to their shareholders declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither the Acquiror nor the Company shall authorize or declare any dividend or distribution to its shareholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit the Acquiror or the Company from authorizing, declaring or paying any dividend or distribution to its shareholders solely payable in cash in accordance with this Agreement to the extent such dividend or distribution is taken into account in determining the Closing Company Net Asset Value and/or the Closing Acquiror Net Asset Value, as applicable, including a Tax Dividend. Prior to the Closing Date, if the aggregate amount of all (a) dividends paid by the Company on or prior to the date of this Agreement plus (b) all quarterly dividends after the date of this Agreement is less than the amount that should be paid as a dividend to distribute to the Company’s shareholders the amounts set forth in (i) through (iv) of the definition of “Tax Dividend” or otherwise is necessary for the Company to maintain its qualification as a RIC and avoid the imposition of any income or excise tax as reasonably determined by the Company, the Company shall declare a Tax Dividend. After the Closing, the Acquiror, on behalf of the Company, will distribute any Tax Dividend that was declared, but not paid, by the Company for any of its taxable years ended prior to the Effective Time and for all federal income tax purposes, to the fullest extent permitted by applicable Law, the Acquiror and the Company shall treat such payments of any Tax Dividend as a payment of a dividend considered to have been paid by the Company in the Company’s last federal income tax year pursuant to Section 855 of the Code.

ARTICLE VIII

CONDITIONS PRECEDENT

8.1. Conditions to Each Party’s Obligations to Effect the Mergers. The respective obligations of the parties to effect the Mergers shall be subject to the satisfaction or, other than with respect to Section 8.1(a), which shall not be waived by any party hereto, waiver, at or prior to the Effective Time, of the following conditions:

(a) Shareholder Approvals. (i) The Company Matters shall have been approved by the Company Requisite Vote, and (ii) the Acquiror Matters shall have been approved by the Acquiror Requisite Vote.

(b) Registration Statement. The Registration Statement shall have become effective under the Securities Act and applicable state Law, and no stop Order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC or any applicable state securities regulator.

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(c) No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.

(d) Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act).

(e) No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Mergers or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.

8.2. Conditions to Obligations of the Acquiror and Merger Sub to Effect the Mergers. The obligations of the Acquiror and Merger Sub to effect the Mergers are also subject to the satisfaction or waiver by the Acquiror, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of the Company and the Company Adviser. (i) The representations and warranties of the Company set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Company set forth in Section 3.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of the Company set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.18 and 3.19 and the representations and warranties of the Company Adviser set forth in Sections 5.2(a) and 5.2(b)(i) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of the Company and the Company Adviser set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of the Company and the Company Adviser are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of the Company and the Company Adviser to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to the Company or the Company Adviser, as applicable.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time.

(c) Absence of Company or Company Adviser Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of the Company or the Company Adviser.

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(d) Receipt of Company Certificate. The Acquiror shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to the effect that the conditions set forth in Sections 8.2(a), (b) and (c) have been satisfied.

(e) Federal Tax Opinion. The Acquiror shall have received the opinion of its counsel, Dechert LLP, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon representations contained in certificates of officers of the Acquiror and the Company delivered pursuant to Section 7.11(a).

8.3. Conditions to Obligations of the Company to Effect the Mergers. The obligation of the Company to effect the Mergers is also subject to the satisfaction or waiver by the Company, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of the Acquiror, Merger Sub and the Acquiror Adviser. (i) The representations and warranties of the Acquiror set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Acquiror and Merger Sub set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of the Acquiror and Merger Sub set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 and the representations and warranties of the Acquiror Adviser set forth in Sections 5.2(a) and 5.2(b)(i) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of the Acquiror, Merger Sub and the Acquiror Adviser set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of the Acquiror, Merger Sub and the Acquiror Adviser are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of the Acquiror, Merger Sub and the Acquiror Adviser to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to the Acquiror, Merger Sub or the Acquiror Adviser, as applicable.

(b) Performance of Obligations of the Acquiror and Merger Sub. The Acquiror and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Effective Time.

(c) Absence of Acquiror or Acquiror Adviser Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of the Acquiror or the Acquiror Adviser.

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(d) Receipt of Acquiror Certificate. The Company shall have received a certificate signed on behalf of the Acquiror and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of the Acquiror to the effect that the conditions set forth in Sections 8.3(a), (b) and (c) have been satisfied.

(e) Federal Tax Opinion. The Company shall have received the opinion of its counsel, Dechert LLP, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon representations contained in certificates of officers of the Acquiror and the Company delivered pursuant to Section 7.11(a).

8.4. Frustration of Closing Conditions. None of the Acquiror, Merger Sub or the Company may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Merger and the other Transactions.

ARTICLE IX

TERMINATION AND AMENDMENT

9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Company Matters by the shareholders of the Company or the Acquiror Matters by the shareholders of the Acquiror:

(a) by mutual consent of the Company and the Acquiror in a written instrument authorized by each of the Company Board, including a majority of the Independent Trustees of the Company, and the Acquiror Board, including a majority of the Independent Trustees of the Acquiror;

(b) by either the Company or the Acquiror, if:

(i) any Governmental Entity that must grant a Regulatory Approval has denied approval of the Transactions (including the Mergers) and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;

(ii) the Merger shall not have been consummated on or before June 22, 2027 (the “Outside Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Outside Date;

(iii) the shareholders of the Company shall have failed to approve the Company Matters by the Company Requisite Vote of the Company’s shareholders at a duly held meeting of the Company’s shareholders or at any adjournment or postponement thereof at which the Company Matters have been voted upon; or

(iv) the shareholders of the Acquiror shall have failed to approve the Acquiror Matters by the Acquiror Requisite Vote of the Acquiror’s shareholders at a duly held meeting of the Acquiror’s shareholders or at any adjournment or postponement thereof at which the Acquiror Matters have been voted upon;

provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;

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(c) by the Company, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Acquiror, Merger Sub or the Acquiror Adviser, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Sections 8.3(a), (b) or (c), and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by the Company to the Acquiror (provided that the Company or the Company Adviser is not then in material breach of this Agreement so as to cause any of the conditions set forth in Sections 8.1, 8.2(a), 8.2(b) or 8.2(c) not to be satisfied);

(ii) prior to obtaining approval of the Acquiror Matters by the shareholders of the Acquiror (A) an Acquiror Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) a Takeover Proposal is publicly announced and the Acquiror fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the Acquiror Recommendation or (C) a tender or exchange offer relating to any shares of Acquiror Shares shall have been commenced by a third party and the Acquiror shall not have sent to its shareholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Acquiror Board recommends rejection of such tender or exchange offer;

(iii) the Acquiror breaches, in any material respect, its obligations under Section 7.5 or Section 7.7; or

(iv) at any time prior to the time the approval of the Company’s shareholders with respect to the Company Matters is obtained, (A) the Company is not in material breach of any of the terms of this Agreement and (B) the Company Board, including a majority of the Independent Trustees of the Company, authorizes the Company, subject to complying with the terms of this Agreement (including Section 7.6(b)), to enter into, and the Company enters into, a definitive Contract with respect to a Company Superior Proposal.

(d) by the Acquiror, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company or the Company Adviser, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Sections 8.2(a), (b) or (c), and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by the Acquiror to the Company (provided that the Acquiror, Merger Sub or the Acquiror Adviser is not then in material breach of this Agreement so as to cause any of the conditions set forth in Sections 8.1, 8.3(a), 8.3(b) or 8.3(c) not to be satisfied);

(ii) prior to obtaining approval of the Company Matters by the shareholders of the Company (A) a Company Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) a Takeover Proposal is publicly announced and the Company fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the Company Recommendation or (C) a tender or exchange offer relating to any shares of Company Common Shares shall have been commenced by a third party and the Company shall not have sent to its shareholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Company Board recommends rejection of such tender or exchange offer;

(iii) the Company breaches, in any material respect, its obligations under Section 7.5 or Section 7.6; or

(iv) at any time prior to the time the approval of the Acquiror’s shareholders with respect to the Acquiror Matters is obtained, (A) the Acquiror is not in material breach of any of the terms of this

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Agreement and (B) the Acquiror Board, including a majority of the Independent Trustees of the Acquiror, authorizes the Acquiror, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and the Acquiror enters into, a definitive Contract with respect to an Acquiror Superior Proposal.

The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2. [Reserved]

9.3. Effect of Termination. In the event of termination of this Agreement by either the Company or the Acquiror as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and none of the Acquiror Adviser, the Company Adviser, the Acquiror, Merger Sub, the Company, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.8(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.

9.4. Fees and Expenses. All fees and expenses incurred in connection with the Merger, this Agreement and the Transactions shall be borne by the Acquiror Adviser and the Company Adviser equally. These fees and expenses shall include: (i) costs and expenses of printing and mailing the Joint Proxy Statement/Prospectus and soliciting and tabulating shareholder votes, including the cost of a proxy solicitation firm; (ii) the costs and expenses of convening stockholder meetings; (iii) filing and other fees paid to the SEC in connection with the Merger; (iv) all filing and other fees in connection with any filing under the HSR Act; and (v) fees and expenses for legal services to the Company, the Acquiror and Merger Sub in connection with the Agreement and the Transactions.

9.5. Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective boards of trustees, at any time before or after approval of the Acquiror Matters by the shareholders of the Acquiror or the Company Matters by the shareholders of the Company; provided, however, that after any approval of the Acquiror Matters by the shareholders of the Acquiror or the Company Matters by the shareholders of the Company, there may not be, without further approval of the applicable party’s shareholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.6. Extension; Waiver. At any time prior to the Effective Time, each party, by action taken or authorized by the Company Board or the Acquiror Board as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

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ARTICLE X

CERTAIN DEFINITIONS

“Acquiror Matters” means the adoption of this Agreement and the approval of the Mergers and the other Transactions.

“Acquiror Per Share NAV” means the quotient of (i) the Closing Acquiror Net Asset Value divided by (ii) the number of shares of Acquiror Common Shares issued and outstanding as of the Determination Date.

“Acquiror Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, the Acquiror or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of the Acquiror or more than 75% of the assets of the Acquiror on a consolidated basis (a) on terms which the Acquiror Board determines in good faith to be superior for the shareholders of the Acquiror (in their capacity as shareholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by the Company in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the Acquiror Board to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person); provided, however, for purposes of this Agreement, none of Acquiror or its Consolidated Subsidiaries shall be deemed to be Affiliates of the Company prior to the Effective Time. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.

“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York, New York.

“Company Advisory Agreement” means the investment advisory agreement between the Company and the Company Adviser, in effect as of the date of this Agreement.

“Company Matters” means the adoption of this Agreement and the approval of the Merger and the other Transactions.

“Company Per Share NAV” means the quotient of (i) the Closing Company Net Asset Value divided by (ii) the number of shares of Company Common Shares issued and outstanding as of the Determination Date (excluding any Cancelled Shares).

“Company Service Agreement” means the service agreement between the Company and the Company Adviser, in effect as of the date of this Agreement.

“Company Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, the Company or any of its Consolidated Subsidiaries or

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by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of the Company or more than 75% of the assets of the Company on a consolidated basis (a) on terms which the Company Board determines in good faith to be superior for the shareholders of the Company (in their capacity as shareholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by the Acquiror in accordance with Section 7.6), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the Company Board to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.

“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.

“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Exchange Ratio” means the quotient (rounded to four decimal places) of (i) the Company Per Share NAV divided by (ii) the Acquiror Per Share NAV.

“Governmental Entity” means any federal, state, local or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal or judicial body, or any political subdivision, department or branch of any of the foregoing.

“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

“Independent Trustee” means, with respect to the Acquiror or the Company, each trustee who is not an “interested person” of the Acquiror or the Company, as the case may be, as defined in the Investment Company Act.

“Intervening Event” means any event, change or development first occurring or arising after the date hereof that is material to the Acquiror and its Consolidated Subsidiaries, taken as a whole, or the Company and its Consolidated Subsidiaries, taken as a whole, that was not known to, or reasonably foreseeable by, the party’s board of trustees, as of or prior to the date hereof (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date hereof) and did not result from

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or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to this Agreement; provided, however, that in no event shall the following events, changes or developments constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price of the Acquiror Shares (provided, however, that this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); or (c) any changes in general economic or political conditions, except to the extent that such changes have a materially disproportionate adverse impact on the Acquiror and its Consolidated Subsidiaries, taken as a whole, or the Company and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which, as applicable, the Acquiror or the Company conducts its businesses.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

“knowledge” means for each of the Acquiror, the Company, the Acquiror Adviser and the Company Adviser, the actual knowledge of their respective executive officers, trustees and managing members, as applicable, as of the date of this Agreement.

“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, Order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.

“Material Adverse Effect” means, with respect to the Acquiror, the Company, the Acquiror Adviser or the Company Adviser, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto), (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure to meet internal or published projections or forecasts for any period, as the case may be (provided that the underlying causes of such failure shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Mergers and the other Transactions.

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“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.

“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.

“Permitted Indebtedness” means Indebtedness of the Acquiror or the Company, as applicable, and its respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) incurred after the date of this Agreement to the extent permitted by the Investment Company Act that is substantially consistent with the past practices of the Acquiror or the Company, as applicable.

“Permitted Issuances” means issuances of shares of Acquiror Common Shares including, without limitation, in one or more private offerings consistent with past practices of Acquiror at prices at or above the net asset value per share of Acquiror Common Shares as of such offering.

“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.

“Previously Disclosed” means information (i) with respect to the Company, (A) set forth by the Company in a disclosure schedule, if any, provided by the Company to the Acquiror, (B) previously disclosed since the Applicable Date in any Company SEC Report or (C) previously disclosed by the Company in writing to the Acquiror, (ii) with respect to the Acquiror, (A) set forth by the Acquiror in a disclosure schedule, if any, provided by the Acquiror to the Company, (B) previously disclosed since the Applicable Date in any Acquiror SEC Report or (C) previously disclosed by the Acquiror in writing to the Company and (iii) with respect to the Acquiror Adviser or the Company Adviser, set forth by the Acquiror Adviser or the Company Adviser, as applicable, in a disclosure schedule, if any, provided by the Acquiror Adviser to the Company or the Company Adviser to the Acquiror; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any Company SEC Report or Acquiror SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”

“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than the Acquiror or the Company or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, share acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving the Company or the Acquiror, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of the Company or the Acquiror, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of, or other equity or voting interests in, the Company or in any of the Company’s Consolidated Subsidiaries or, the Acquiror or in any of the Acquiror’s Consolidated Subsidiaries, as applicable, in each case other than the Merger and the other Transactions.

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“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 561 of the Code, and shall have the effect of distributing to the Company’s shareholders (i) all of its previously undistributed “investment company taxable income” within the meaning of Section 852(b)(2) of the Code, (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Tax Return” means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.

Table of Definitions

Term	Section:
Acquiror	Preamble
Acquiror Adverse Recommendation Change	7.7(a)
Acquiror Adviser	Preamble
Acquiror Balance Sheet	4.6(b)
Acquiror Board	Recitals
Acquiror Bylaws	4.1(b)
Acquiror Capitalization Date	4.2(a)
Acquiror Class I Common Shares	1.5(b)
Acquiror Common Shares	4.2(a)
Acquiror Governing Documents	4.1(b)
Acquiror Insurance Policy	4.15
Acquiror Intervening Event Notice Period	7.7(d)
Acquiror Intervening Event Recommendation Change	7.7(d)
Acquiror Material Contracts	4.14(a)
Acquiror Preferred Shares	4.2(a)
Acquiror Recommendation	7.3(b)
Acquiror Requisite Vote	4.3(a)
Acquiror SEC Reports	4.5(a)
Acquiror Shareholders Meeting	4.3(a)
Acquiror Shares	4.2(a)
Acquiror Trust Declaration	4.1(b)
Acquiror Voting Debt	4.2(a)
Agreement	Preamble
Applicable Date	3.5(a)
ASC Topic 820	3.6(h)

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Term	Section:
BDC	Recitals
Book-Entry Shares	1.5(d)
Calculation Deadline	2.4(a)
Cancelled Shares	1.5(b)
Chosen Courts	11.6
Closing	1.2
Closing Acquiror Net Asset Value	2.4(a)
Closing Company Net Asset Value	2.4(b)
Closing Date	1.2
Code	Recitals
Company	Preamble
Company Adverse Recommendation Change	7.6(a)
Company Adviser	Preamble
Company Balance Sheet	3.6(b)
Company Board	Recitals
Company Bylaws	3.1(b)
Company Capitalization Date	3.2(a)
Company Certificate of Trust	3.1(b)
Company Common Shares	1.5(b)
Company Declaration of Trust	3.1(b)
Company Governing Documents	3.1(b)
Company Insurance Policy	3.15
Company Intervening Event Notice Period	7.6(d)
Company Intervening Event Recommendation Change	7.6(d)
Company Material Contracts	3.14(a)
Company Recommendation	7.3(a)
Company Requisite Vote	3.3(a)
Company SEC Reports	3.5(a)
Company Shareholders Meeting	3.3(a)
Company Voting Debt	3.2(a)
DE Secretary	1.3
Determination Date	2.4(a)
DLLCA	1.1
DOJ	7.1(a)
DSTA	1.1
Effective Time	1.3
Employee Benefit Plans	3.13
Enforceability Exception	3.3(a)
Exchange Agent	2.1
Exchange Fund	2.1
Existing Acquiror Advisory Agreement	4.14(b)
E&Y	3.6(a)
Final Determination Date	2.4(e)
First Certificate of Merger	1.3
FTC	7.1(a)
GAAP	3.6(a)
HSR Act	3.4
Indemnified Liabilities	7.4(a)
Indemnified Party	7.4(a)
IRS	3.11(a)
Joint Proxy Statement/Prospectus	3.4

53

Term	Section:
Letter of Transmittal	2.2(a)
Merger	Recitals
Merger Consideration	1.5(c)
Merger Sub	Preamble
Mergers	Recitals
Notice of a Company Superior Proposal	7.6(b)
Notice of an Acquiror Superior Proposal	7.7(b)
Outside Date	9.1(b)(ii)
Registration Statement	3.4
Representatives	7.5(a)
Review Period	2.4(e)
RIC	3.11(b)
Rights	3.2(a)
Sarbanes-Oxley Act	3.6(f)
Second Certificate of Merger	1.7(a)
Second Effective Time	1.7(a)
Second Merger	Recitals
Surviving Company	Recitals
Takeover Approval	7.6(a)(ii)
Takeover Statutes	3.17
Transaction Related Claim	11.6

ARTICLE XI

GENERAL PROVISIONS

11.1. Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.4 and Section 9.4 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.

11.2. Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one (1) Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to:

Manulife Private Credit Fund

200 Berkeley Street

Boston, MA 02116

Attention: Chief Legal Officer, Christopher Sechler

Email: CSechler@jhancock.com

with a copy, which will not constitute notice, to:

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

54

New York, NY 10036

Attention: Richard Horowitz

Matthew E. Barsamian

Ross A. MacConnell

Email: richard.horowitz@dechert.com

matthew.barsamian@dechert.com

ross.macconnell@dechert.com

and to:

K&L Gates LLP

One Congress Street

Boston, MA 02114

Attention: Mark Goshko

Email: mark.goshko@klgates.com

If to the Acquiror or Merger Sub, to:

John Hancock Comvest Private Income Fund

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, FL 33401

Attention: General Counsel

Email: m.altschuler@comvest.com

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY 10036

Attention: Richard Horowitz

Matthew E. Barsamian

Ross A. MacConnell

Email: richard.horowitz@dechert.com

matthew.barsamian@dechert.com

ross.macconnell@dechert.com

If to the Acquiror Adviser, to:

Comvest Credit Managers, LLC

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, FL 33401

Attention: General Counsel

Email: m.altschuler@comvest.com

with a copy, which will not constitute notice, to:

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY 10036

Attention: Richard Horowitz

Matthew E. Barsamian

Ross A. MacConnell

Email: richard.horowitz@dechert.com

matthew.barsamian@dechert.com

ross.macconnell@dechert.com

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If to the Company Adviser, to:

Manulife Investment Management Private Markets (US) LLC

197 Clarendon Street

Boston, MA 02116

Attention: Jason Michael Pratt, Global Chief Compliance Officer

Email: Jason Michael Pratt, Global Chief Compliance Officer

with a copy, which will not constitute notice, to:

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY 10036

Attention: Richard Horowitz

Matthew E. Barsamian

Ross A. MacConnell

Email: richard.horowitz@dechert.com

matthew.barsamian@dechert.com

ross.macconnell@dechert.com

and to:

K&L Gates LLP

One Congress Street

Boston, MA 02114

Attention: Mark Goshko

Email: mark.goshko@klgates.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).

11.3. Interpretation; Construction. When a reference is made in this Agreement to Articles, Sections or Exhibits , such reference shall be to an Article or Section of or Exhibit to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

11.4. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable Law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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11.5. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), once executed, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

11.6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and all claims or causes of action based upon, arising out of, or related to this Agreement or any document, certificate or instrument delivered in connection herewith, or the Transactions contemplated by this Agreement, including the negotiation, execution or performance of this Agreement (whether in contract, tort or otherwise) (each, a “Transaction Related Claim“), shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to any applicable conflicts of law principles that would require the application of the substantive Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control. Each party hereto agrees that it will bring any Proceeding in respect of any Transaction Related Claim exclusively in Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware, or in the event (but only in the event) that such Court of Chancery declines to accept jurisdiction over such action or proceeding, any federal court within the State of Delaware or the Complex Commercial Litigation Division of the Superior Court of the State of Delaware located in New Castle County (the “Chosen Courts“), and, in connection with claims based upon, arising under or related to this Agreement or the Transactions, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 11.2. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS. Each party hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.

11.7. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.4, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

11.8. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Delaware, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

[Signature Page Follows]

57

IN WITNESS WHEREOF, the Acquiror, the Company, Merger Sub, the Acquiror Adviser and the Company Adviser have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

JOHN HANCOCK COMVEST PRIVATE INCOME FUND

By:	/s/ Michael Altschuler
Name: Michael Altschuler
Title: Authorized Signatory

MANULIFE PRIVATE CREDIT FUND

By:	/s/ Betsy Anne Seel
Name: Betsy Anne Seel
Title: Assistant Secretary

JOHN HANCOCK COMVEST MERGER SUB, LLC

By:	/s/ Michael Altschuler
Name: Michael Altschuler
Title: Authorized Signatory

COMVEST CREDIT MANAGERS, LLC

By:	/s/ Michael Altschuler
Name: Michael Altschuler
Title: Authorized Signatory

MANULIFE INVESTMENT MANAGEMENT PRIVATE MARKETS (US) LLC

By:	/s/ Michael King
Name: Michael King
Title: Managing Director

[Signature Page to Agreement and Plan of Merger]

PART C

OTHER INFORMATION

Item 15.	Indemnification.

The Declaration of Trust and Bylaws provide that CVEST’s trustees will not be liable to it or its shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law, subject to any limitation set forth under the federal or state securities laws or the North American Securities Administrators Association Omnibus Guidelines (the “Omnibus Guidelines”). The Declaration of Trust and Bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, CVEST will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to the Declaration of Trust and Bylaws and subject to certain exceptions described therein, CVEST will indemnify, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former trustee or officer of CVEST and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a trustee or officer of CVEST and at the request of CVEST, serves or has served as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law, subject to any limitation set forth under the federal or state securities laws or the Omnibus Guidelines. Notwithstanding the foregoing, CVEST will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

CVEST will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless: (a) the Indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of CVEST; (b) the Indemnitee was acting on behalf of or performing services for CVEST; (c) such liability or loss was not the result of negligence or misconduct by the Indemnitee, or gross negligence or willful misconduct in the case that the Indemnitee is an Independent Trustee; (d) such indemnification or agreement to hold harmless is recoverable only out of CVEST net assets and not from shareholders. Notwithstanding anything to the contrary herein or in the Declaration of Trust, an Indemnitee and any person acting as broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnitee; (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against a particular Indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of CVEST were offered or sold as to indemnification for violations of securities laws.

In addition, the Declaration of Trust permits CVEST to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding upon receipt of an undertaking by or on behalf of such trustee or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by CVEST.

Comvest Credit Managers, LLC (the “CVEST Adviser”) and John Hancock Investment Management LLC (the “Administrator”) (in their respective capacities as the CVEST Adviser and the Administrator) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by CVEST in connection with the matters to which the Advisory Agreement and Administration Agreement, respectively, relate, provided that the CVEST Adviser and the Administrator shall not be protected against any liability to CVEST or its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Advisory Agreement and the Administration Agreement provide that, absent disabling conduct, the CVEST Adviser and the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the CVEST Adviser’s and the Administrator’s services under the Advisory Agreement and under the Administration Agreement, respectively, or otherwise as adviser or administrator for us the CVEST Adviser and the Administrator shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the CVEST Adviser and the Administrator in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the CVEST Adviser and the Administrator had reasonable cause to believe its conduct was unlawful. In addition, CVEST will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will CVEST provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is the CVEST Adviser or the Administrator, an affiliate of the CVEST Adviser or the Administrator or one of CVEST’s officers; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from CVEST’s shareholders.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of CVEST pursuant to the foregoing provisions, or otherwise, CVEST has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by CVEST of expenses incurred or paid by a director or officer of CVEST in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, CVEST will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits.

(1)(a)	Certificate of Trust of the Registrant (Filed as Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 filed with the U.S. Securities and Exchange Commission on October 25, 2024 and incorporated herein by reference).

(1)(b)	Certificate of Amendment of Certificate of Trust of the Registrant (Filed as Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-2 filed with the U.S. Securities and Exchange Commission on April 30, 2026 and incorporated herein by reference).

(1)(c)	Second Amended and Restated Declaration of Trust of the Registrant (Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 23, 2026 and incorporated herein by reference).

(2)	Second Amended and Restated Bylaws of the Registrant (Filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 16, 2026 and incorporated herein by reference).

(3)	Not applicable.

(4)	Agreement and Plan of Merger, dated as of June 22, 2026, by and among John Hancock Comvest Private Income Fund, Manulife Private Credit Fund, John Hancock Comvest Merger Sub, LLC, and, for the limited purposes set forth therein, Comvest Credit Managers, LLC (included as Annex A to this joint proxy statement/prospectus).

(5)	Dividend Reinvestment Plan (Filed as Exhibit (e) to the Registrant’s Registration Statement on Form N-2 filed with the U.S. Securities and Exchange Commission on October 25, 2024 and incorporated herein by reference).

(6)	Amended and Restated Investment Management Agreement (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 23, 2026).

(6)(b)	Fourth Amended and Restated Expense Limitation and Reimbursement Agreement (Filed as Exhibit (k)(5) to the Registrant’s Registration Statement on Form N-2 filed with the U.S. Securities and Exchange Commission on April 30, 2026 and incorporated herein by reference).

(7)(a)	Managing Dealer Agreement (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 7, 2026 and incorporated herein by reference).

(7)(b)	Form of Distribution and Servicing Plan of the Registrant (Filed as Exhibit (h)(2) to the Registrant’s Registration Statement on Form N-2 filed with the U.S. Securities and Exchange Commission on October 25, 2024 and incorporated herein by reference).

(8)	Not applicable.

(9)	Custody Agreement (Filed as Exhibit 10.11 to the Registrant’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission on October 23, 2023 and incorporated herein by reference).

(10)	Form of Multiple Class Plan (Filed as Exhibit (k)(3) to the Registrant’s Registration Statement on Form N-2 filed with the U.S. Securities and Exchange Commission on October 25, 2024 and incorporated herein by reference).

(11)	Opinion and Consent of Dechert LLP.*

(12)	Form of Opinion of Dechert LLP on tax matters.*

(13)(a)	Fifth Amendment to the Loan and Servicing Agreement (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 16, 2026 and incorporated herein by reference).

(13)(b)	Sale and Purchase Agreement (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 18, 2024 and incorporated herein by reference).

(13)(c)	Senior Secured Revolving Credit Agreement (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 5, 2025 and incorporated herein by reference).

(13)(d)	Administration Agreement (Filed as Exhibit (k)(1) to the Registrant’s Registration Statement on Form N-2 filed with the U.S. Securities and Exchange Commission on April 30, 2026 and incorporated herein by reference).

(13)(f)	Form of Transfer Agent Servicing Agreement (Filed as Exhibit (k)(2) to the Registrant’s Registration Statement on Form N-2 filed with the U.S. Securities and Exchange Commission on October 25, 2024 and incorporated herein by reference).

(13)(g)	Comvest Trademark License Agreement (Filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission on October 23, 2023 and incorporated herein by reference).

(14)(a)	Consent of Independent Registered Public Accounting Firm (John Hancock Comvest Private Income Fund)*

(14)(b)	Consent of Independent Registered Public Accounting Firm (Manulife Private Credit Fund)*

(14)(c)	Report of Independent Registered Public Accounting Firm (Manulife Private Credit Fund) (Filed with Manulife Private Credit Fund’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 25, 2026 and incorporated herein by reference).

(15)	Not applicable.

(16)	Powers of Attorney.*

(17)	Form of Proxy Card.*

(18)	Filing Fee Table (filed herewith).

*	To be filed in a future filing.

Item 17.	Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of West Palm Beach, State of Florida on the 22nd day of June, 2026.

JOHN HANCOCK COMVEST PRIVATE INCOME FUND

By:	/s/ Robert O’Sullivan
Name:	Robert O’Sullivan
Title:	Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Robert O’Sullivan Robert O’Sullivan	Chief Executive Officer and Trustee and Chairman of the Board of Trustees (Principal Executive Officer)	June 22, 2026

/s/ Cecilio M. Rodriguez Cecilio M. Rodriguez	Chief Financial Officer (Principal Financial and Accounting Officer)	June 22, 2026

/s/ Eric Rakowski Eric Rakowski	Trustee	June 22, 2026

/s/ Peter MacEwen Peter MacEwen	Trustee	June 22, 2026

/s/ David Lambert David Lambert	Trustee	June 22, 2026